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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds
(Exact name of registrant as specified in charter)
1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)

Mary Beth R. Albaneze, Secretary and Chief Legal Officer
Russell Investment Funds
1301 2nd Avenue
18th Floor
Seattle, Washington 98101

206-505-4846
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354
Date of fiscal year end:	December 31
Date of reporting period:	January 1, 2014 to December 31, 2014

Item 1. Reports to Stockholders

2014 ANNUAL REPORT

Russell Investment Funds

DECEMBER 31, 2014

FUND
Multi-Style Equity Fund
Aggressive Equity Fund
Non-U.S. Fund
Core Bond Fund
Global Real Estate Securities Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on five of these Funds.

Russell Investment Funds

Annual Report

December 31, 2014

Russell Investment Funds

Copyright © Russell Investments 2015. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Dear Shareholder,

After strong performance in 2013, equity markets in the U.S. continued to move higher through the end of December 2014.

The broad-based Russell 3000® Index returned 12.56% for the year ending December 31, 2014.

A number of factors contributed to this strong performance. After a somewhat slow start, the U.S economy has shown its resilience as corporate profits remain robust. Unemployment dropped below 6% in October for the first time since July 2008. And inflation remained tame, standing at just 1.3% through November 30, 2014.

At the same time, global markets contended with their fair share of concerns: instability in the Middle East, an Ebola outbreak in western Africa that spread fears across the globe, and unrest in the Ukraine. Add to that doubts about Europe’s economic recovery and a burst of volatility in the U.S. equity and Treasury markets in the fourth quarter and you might wonder how U.S. markets had such a strong year.

What all of this shows us is that the markets can – and often do – react to short-term events. But what matters most is to have a thoughtful financial plan, a long-term investment horizon, and a diversified, multi-asset portfolio that can weather periods of market volatility. We believe your financial advisor can also play a critical role in helping you stay on track and focus on your financial goals.

On the following pages you can gain additional insights on the markets and your investments by reviewing our Russell Investment Funds’ 2014 Annual Report for the fiscal year ending December 31, 2014, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

CEO, U.S. Private Client Services

Russell Investment Management Company

To Our Shareholders 3

Russell Investment Funds

Market Summary as of December 31, 2014 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well during the fiscal year ended December 31, 2014 despite various geopolitical concerns and the end of U.S. quantitative easing. Broadly measured by the Russell 3000® Index, U.S. stocks returned 12.56% over the year, which is the sixth straight calendar year that the Russell 3000® Index has finished with a positive absolute return. The Russell 3000® Index finished flat or higher in nine of the year’s twelve months, with exceptions in January, July, and September.

During the year, larger capitalization stocks were rewarded as the Russell 1000® Index outpaced the Russell 2000® Index by 8.35%, with the indexes returning 13.24% and 4.89% respectively. The year was led by defensive stocks, as the Russell 1000® Defensive™ Index returned 13.80% while the Russell 1000® Dynamic™ Index returned 12.64%. The Russell 1000® Value Index returned 13.45% compared to 13.05% for the Russell 1000® Growth Index. Although value stocks slightly edged out growth stocks, the cheapest stocks (those with the lowest price-to-book ratios and lowest price-to-earnings ratios) lagged the market. Interest rate sensitive areas of the market, specifically electric utilities and real estate investment trusts (“REITs”), outpaced the broader market returning 28.86% and 28.17%, respectively as measured by the Russell 1000® Index. Within the Russell 1000® Index, stocks that were rewarded during the year included stocks with rising earnings estimates, low earnings variability, and positive earnings surprises. On the other hand, stocks that underperformed included high beta stocks (stocks with high price sensitivity to market movements) and stocks with high financial quality (lowest debt-to-capital ratios).

U.S. equities rebounded from a challenging start to 2014 to record positive returns for the first quarter, with the Russell 3000® Index returning 1.97%. The Russell 1000 Index returned 2.05% and the Russell 1000® Value Index surged near the end of the quarter to end with a 3.02% quarterly return, surpassing the Russell 1000® Growth Index return of 1.12%. The small cap Russell 2000® Index lagged the Russell 1000® Index with a return of 1.12%. There was almost no differentiation between defensive and dynamic stocks with the Russell 1000® Defensive Index returning 2.00% and the Russell 1000® Dynamic™ Index returning 2.09% for the first quarter.

During the first quarter, investors shrugged off disappointing U.S. non-farm payroll numbers for December and January, which were generally blamed on unusually cold weather. Markets jumped considerably in February on “dovish” comments from Federal Reserve (the “Fed”) Chair Janet Yellen in her first Congressional testimony. In March, high dividend yield stocks briefly underperformed after comments from Yellen suggesting that U.S. short term interest rates may rise sooner than some were expecting, but the market’s focus quickly shifted to profit taking among momentum stocks during the final seven trading days of the quarter. The final U.S. gross domestic product (“GDP”) growth rate for the fourth quarter came in at 2.6%, slightly behind forecasts. Elsewhere, consumer confidence continued to improve and durable goods orders picked up in February. However, data suggested the U.S. housing market continued to slow. A series of concerns about Ukraine, Crimea, and Russia also kept a lid on market appreciation for the quarter.

The Russell 3000® Index gained 4.87% in the second quarter, ending the quarter at a new record high. The equity market was led by high dividend yield stocks early in the quarter, as investors bid up interest rate sensitive stocks in pursuit of more yield from equity oriented investments as long term interest rates fell. For the quarter, “bond substitutes” within the Russell 1000® Index (REITs and utilities) outperformed. The Russell 1000® Growth Index slightly edged out the Russell 1000® Value Index for the quarter, returning 5.13% compared to 5.10%, respectively. However within small cap space, the Russell 2000 Value Index beat the Russell 2000® Growth Index. Elsewhere, dynamic stocks outperformed defensive stocks across various market capitalization levels. The payoff to market capitalization was mixed as the Russell Top 200 Index returned 5.18%, beating the broader Russell 1000® Index which climbed 5.12%, although the Russell Top 50 Mega Cap Index returned only 4.51%. The Russell 2000® Index lagged the Russell 2500 Index, returning 2.05% compared with 3.56% for the second quarter.

Economic data released during the second quarter generally provided indications of a continued economic expansion. The standout anomaly was the third revision to U.S. first-quarter real GDP (an inflation adjusted GDP measure), which

4 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

was sharply revised downward to -2.9% largely driven by a decrease in personal consumption expenditures. The Fed downwardly revised its 2014 GDP forecasts from 2.9% to 2.2%. Elsewhere, non-farm payrolls remained healthy, with June being the fifth straight month of growth above 200,000 jobs, which is the first time this has happened in 14 years. Meanwhile, the Fed cut its monthly asset purchases by $10 billion at each monthly meeting, reducing the amount to $35 billion at June’s meeting. Additionally, Fed Chair Yellen continued to reiterate the committee’s “dovish” tone, which helped enable the outperformance of interest rate sensitive stocks.

The Russell 3000® Index finished third quarter 2014 virtually unchanged from where it started the quarter. However, U.S. equities suffered negative returns in July and September. Geopolitical risks and negative investor reaction to the Fed’s monthly statement (which was perceived as being more hawkish) dragged down equities in July, while the sell-off in the final days of September was driven in part by fears of a potentially larger than anticipated rise in interest rates. The Russell 1000® Index gained 0.65% in the third quarter. The largest market gains came higher up the capitalization spectrum, as the Russell Top 50 Mega Cap Index returned 3.04% and the Russell Top 200 Index returned 1.71%. In contrast, the Russell Mid Cap Index, Russell 2000® Index and Russell Microcap Index posted negative returns (-1.67%, -7.36% and -8.21%, respectively). Defensive stocks outperformed dynamic stocks, in a reversal of the second quarter leadership. Growth stocks beat value stocks across all capitalization tiers except microcap for the third quarter.

Economic data released during the third quarter demonstrated positive economic growth with an ongoing improvement in employment. GDP grew at a revised annual rate of 4.6% in the second quarter, up from a previous estimate of 4.2%. Non-farm payrolls missed estimates in August at 180,000 jobs, the second weakest number during the year, although this followed six months of 200,000+ job additions. Unemployment fell to 6.1% in August, partially due to a marginal tick down in the participation rate. Meanwhile, the Fed continued its monthly reductions in quantitative easing as it prepared to fully halt the program in October. The U.S. dollar experienced its strongest quarter against other G10 currencies since 2008 after enjoying an eleven week run of successive gains.

The Russell 3000® Index advanced 5.24% in the fourth quarter of 2014, extending another strong year of returns for U.S. equities. Small cap stocks bounced back strongly for the quarter but still did not catch up with large cap for the year. The Russell 2000® Index returned 9.73% compared with the Russell 1000® Index and the Russell Top 50 Index, which returned 4.88% and 3.18%, respectively. At all market capitalization levels, defensive stocks outperformed dynamic stocks. Value stocks finished in a virtual tie with growth stocks in large and mid-capitalization stocks, but further down the capitalization scale, growth outperformed value. Within the Russell 1000® Index, the payoff to the value factor was mixed as both the cheapest stocks (lowest price-to-book ratios) and most expensive stocks (highest price-to-book ratios) underperformed for the quarter.

The fourth quarter got off to a rocky start with a market pullback in early October as investors considered the potential worst case scenario related to Ebola. However, market volatility receded and the market regained its previous highs as encouraging domestic economic releases outweighed global growth concerns. Labor market data remained healthy, with the unemployment rate hitting a six-year low of 5.8% in October. Initial jobless claims fell to pre-recession levels and U.S. non-farm payrolls in November came in significantly above estimates at the highest monthly reading in over two years. U.S. real GDP growth was sharply revised upward for the 3rd quarter from 3.9% to 5.0% annualized. However, jitters about declining oil prices threatened the rally at various points during the quarter. As broadly expected, the Fed ended its quantitative easing program in October. In December’s policy statement, the central bank revealed that it would be “patient” in judging when to start raising interest rates, rather than keeping them low for a “considerable time” as had been previously repeated. Investors interpreted this change of language as a sign of central bank confidence in the strength of the U.S. economy, but it also was clear that multiple months without rate increases were still ahead.

Non-U.S. Developed Equity Markets

Market Summary 5

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

For the fiscal year ended December 31, 2014, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was down 4.00%. U.S. Dollar strength was a significant headwind during the period as other major currencies fell against the U.S. dollar - the Euro (-12.09%), Yen (-12.32%), Canadian dollar (-7.71%), Swiss Franc (-10.48%), and British Pound (-5.68%). Concerns heightened in the latter part of the period over the impact of falling oil prices on oil dependent economies.

Geo-politics and policymaker rhetoric dominated headlines in what was a relatively volatile first quarter of 2014. The Index registered positive returns of 1.2%, after recovering strongly from a sharp decline at the end of January. The quarter began with concerns over the outlook for growth in emerging markets, amid ongoing speculation regarding the U.S. Federal Reserve’s (“Fed”) plans for the reversal of quantitative easing (“QE”). Political upheaval in a number of emerging market countries also caused concern, most notably in Ukraine and Venezuela, as the currencies of a series of emerging market countries sold-off. However, comments from Fed Chair Yellen soothed investor concerns as she stated that “a highly accommodative policy will remain appropriate for considerable time after asset purchases end.” European Central Bank (“ECB”) Chairman Draghi added to the positive mood as he re-iterated the ECB was “ready and willing” to act. However, an uptick in political risk weighed on markets at the beginning of March as fallout from Crimea’s independence referendum and its resulting decision to join with Russia stoked wider international tensions. Despite sanctions between Russia and its Western critics, a feared escalation of tensions did not materialize and markets rebounded. Although macro data out of China worsened towards the second half of March, comments from the country’s Premier Li served to boost equity markets and spark a reversal in sentiment as he reassured investors that the government would support the economy.

A challenging start to the second quarter of 2014 saw equity markets track lower as policymaker inaction and an intensification of geopolitical events in Ukraine and the Middle East led to heightened investor risk aversion. However, non-U.S. equities maintained a largely positive trajectory through the quarter, as the Index advanced 4.4%.

The ECB’s announcement of renewed stimulus efforts in early June, as well as moderation of tensions between Russia and the West, contributed to an improvement in market sentiment toward the end of the second quarter. Consistently dovish comments from Fed Chair Janet Yellen, in particular her assertion that “a high degree of monetary accommodation remains warranted,” were also well received. Emerging markets also enjoyed a strong quarter, boosted by a series of welcome election results, most notably in India, and less dire concern toward the Chinese government’s restraint in policy support in the face of a decelerating economy.

Equity markets tracked lower over the third quarter of 2014, as the strengthening recovery in the U.S. wasn’t enough to offset a resurgence of geopolitical tension in the Middle East and sluggishness in Europe. Once again, monetary policy was key to equity performance across the world. Markets seemed unperturbed by the imminent end of QE in the U.S., preferring to focus on the country’s strong economic fundamentals, but concerns over interest rate hikes prompted Fed Chair Yellen to insist that interest rates would remain low for a “considerable time.” Low inflation and high unemployment in the Eurozone pushed the ECB to cut deposit and interest rates to record lows and pledge to start buying covered bonds. By quarter-end, however, poor economic data highlighted that further stimulatory action would likely be necessary. Emerging markets had a patchy quarter, with underwhelming data from China doing little to quell concerns that the country may yet face a hard economic landing.

Overall, the non-U.S. market fell 5.9% in the third quarter of 2014, as measured by the Index. Japan shed 2.57% as the after-effects of the consumer-tax hike continued to weigh on inflation and consumer sentiment. European markets were the biggest laggards, dropping 7.5% on the back of persistently bad economic news from the region’s key economies: Italy fell into recession in the second quarter, France stagnated and Germany saw business confidence slump to its lowest level in 17 months. Emerging market equities declined 3.3% in U.S. dollar terms during the quarter, largely driven by a September sell-off. Over the period, strength in the U.S. economy and a likelihood of further monetary easing in Europe and Japan wasn’t enough to overcome broader fears over the health of the global economy. Though emerging markets fell overall, they contained several bright spots, especially in East Asia.

6 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

Global markets followed increasingly divergent paths over the fourth quarter of 2014, reflecting the widening gap between a strong U.S. economy and the weaker economies of other developed markets. With the U.S. recovery continuing to gather steam, the Fed wound up its QE program in October. On the other hand, markets in Europe, Japan and China gained on poor economic news, as investors took it as a sign that central banks would be forced to loosen their purse strings still further. Japan duly obliged with a massive increase in its monetary stimulus, from 60 trillion yen to 80 trillion yen, at the end of October.

Also dominating global economic news was the rapid decline in oil prices, which by the end of the year had dropped roughly 50% from their June 2014 peak. Causes for the rapid decline in prices were the booming shale-oil industry in the U.S., higher-than-expected production from trouble spots such as Libya, a slowing economy in China, and in late November, the decision by OPEC countries not to cut production.

Non-U.S. equities, as measured by the Index, fell by 3.5% in the fourth quarter of 2014. In commodities, oil continued its slide and base metals also had a challenging quarter on worries over the Chinese economy. Emerging market countries had a tough time overall. However, China defied its mediocre economic indicators to rise by 7.2% as measured by the MSCI China Index, helped by a cut in interest rates and better-than-expected export figures in September. A more common story was that seen in Russia (-32.9%), where the slumping oil price, along with Western sanctions, sent stocks and the currency plunging. Colombia (-22.9%), Mexico (-12.3%) and Malaysia (-10.5%) also felt the ill effects of a lower oil price.

In 2014, mid to large cap companies outperformed smaller cap companies, while growth companies outperformed value companies, as measured by various Russell Global Developed Indexes. Stocks that exhibited higher quality and strong balance sheets tended to outperform lower quality companies, as evidenced by defensive stocks outperforming their dynamic peers.

This defensiveness was reflected in sector performance, as health care and utility stocks far outpaced more cyclically oriented sectors such as energy and materials, which were the worst performing sectors over the period. The technology sector performed well during the period led primarily by semiconductor and hardware companies, while software and services lagged within the sector.

Regionally, Asia ex-Japan had the most positive performance over the year, led by countries like Hong Kong and Singapore. Continental Europe struggled over the period as the larger economies such as France and Germany weighed on the region. Some of the peripheral countries such as Portugal and Greece sold off meaningfully, while Norway struggled due to dependence on oil. Emerging markets generally outperformed non-U.S. developed markets, as countries such as India, Indonesia, Philippines, Thailand and Turkey were able to outpace very poor performance in Russia, Hungary and Brazil.

Emerging Markets

The Russell Emerging Markets Index (the “Index”) was down 1.73% for the fiscal year ending December 31, 2014. The Index rallied for a strong second quarter driven by positive geopolitical developments but gave back returns in the latter half of the year due to the strong U.S. dollar and a significant drop in the price of oil. The largest contributor to negative returns was the Index’s exposure to the Russian equity market, which lost nearly half its value in U.S. dollar terms. This was driven by the combination of a strong dollar, U.S. sanctions driven by the Ukraine conflict and the plummeting price of oil. Offsetting this loss, the election of strong pro-market candidates in Indonesia and India led for sizeable gains in Indonesian and Indian markets.

The Index slipped 0.2% in the first quarter of 2014. The asset class got off to a tough start amid uncertainty surrounding the U.S. Federal Reserve’s (“Fed”) plans for quantitative easing (“QE”) reduction and increasing concerns over the Chinese economy. Uncertainty linked to Fed tapering began to evaporate in February and emerging markets rebounded, bolstered by comments from new Fed chair Janet Yellen.

Market Summary 7

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

However, a rise in political risk spurred bouts of renewed volatility, primarily due to Crimea’s independence referendum and its resulting decision to join with Russia. Meanwhile, Chinese macro data continued to deteriorate. In conjunction with comments from Premier Li, this sparked a reversal in sentiment amid expectations that the government may take action to support the economy. Despite tit-for-tat sanctions between Russia and its Western critics, a feared escalation of tensions did not materialize and combined with a drop in risk aversion in China, emerging markets rebounded. In this environment, there was a high dispersion in country returns while emerging market currencies also registered some sizeable movements. China (-5.6%) underperformed as Purchasing Managers Indices (“PMI”) manufacturing data continued to worsen and the central bank moved to tighten liquidity conditions.

Indonesia (+21.7%) bounced back as markets reacted positively to news that popular Jakarta governor, Joko Widodo, would run for president. Data showing that its current account deficit had narrowed also helped to restore investor confidence and spurred a gain in the rupiah. The Philippines (+8.9%) and Thailand (+8.7%) also outperformed while Korea (-2.1%) lagged. India (+8.9%) recorded solid gains, boosted by central bank action, which contributed to a 3.2% gain in the rupee, and by polls which indicated the opposition BJP may win upcoming elections.

In Latin America, Colombia (+4.2%) and Brazil (+1.8%) were the only countries to outperform. In Brazil, expectations that the central bank’s interest rate hiking cycle was coming to an end, and polls which indicated lower approval ratings for president Rousseff, sparked resurgence in the local market. Russia (-14.4%) was the worst performing country in the Index, as events in Crimea were the catalyst for a significant sell-off which also saw the ruble fall 6.5%.

Emerging Europe was mixed with Greece (+15.8%) benefiting from increased stability in the eurozone. In contrast, Hungary (-8.8%) lagged, as the central bank cut interest rates more than anticipated. Turkey (+3.2%) epitomized the high levels of volatility, with its perceived fragility to Fed tapering resulting in sizeable capital outflows and a sell-off in the lira early in the quarter. However, the central bank’s decision to hike interest rates 300bps served to stabilize the currency, and as wider concerns over emerging markets eased, the local market more than recouped losses.

South Africa (+4.4%) finished in positive territory while Egypt (+14.7%) registered strong gains ahead of Presidential elections. From an investment style perspective, growth was strongly outperforming value coming into the first quarter of 2014, particularly stocks with the highest price-to-book valuations and high return-on-equity. However, mid-March saw a sharp reversal with value stocks, in particular deep value stocks outperforming significantly. On a market capitalization basis small capitalization equities outperformed large capitalization equities, as measured by the Russell Emerging Markets Small Cap Index (+2.6% over the quarter).

In the second quarter, the Index returned 7.1% in U.S. dollar terms. Diminished concerns over a nearer term rise in global interest rates provided a tailwind to market returns. However, the main catalyst for gains was a series of favorable election results, most notably in India (+17%) where Narendra Modi’s BJP party became the first to attain a majority in the lower house for more than 30 years. Elections in South Africa (+2.1%), Egypt (-2.0%) and frontier market Ukraine also completed relatively smoothly, with no major surprises.

The Chinese market (+5.0%) witnessed some large swings through the period. Concerns over PMI data early in the quarter dissipated as renewed fears over a hard landing were allayed by upside data surprises and as investors appeared more at ease with the government’s restraint in implementing large scale policy intervention through the current period of transition. Elsewhere in Asia, the Philippines (+9.6%) outperformed, despite the publication of a weak first quarter gross domestic product (“GDP”) report which was hit by the effects of typhoon Yolanda. However, the market gained on expectations that higher private consumption and reconstruction spending may boost full year GDP growth as the World Bank increased its Philippine outlook. After initial fears, a military coup in Thailand (+8.4%) was interpreted as a stabilizing factor, generating more optimistic sentiment in financial markets. Indonesia (-1.3%) was the regional laggard, hampered by uncertainty over July’s Presidential election. India was the standout country in the Index, buoyed by high expectations that the new administration would succeed in delivering economic reforms to restore growth and battle high inflation.

8 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

In Latin America, Brazil (+7.0%) outperformed as polls showed support for President Rousseff was declining ahead of October’s Presidential election. However, fundamentals for the country’s economy remained weak with the Brazilian Central Bank raising its already above target inflation outlook for 2014 and the World Bank cutting its GDP growth forecast to 1.5%. Peru (+8.5%) outperformed, while Chile (+2.0%) lagged as the economy continued to slow.

An easing in tensions between Russia (+11.7%) and the West, and a cooling of events in Ukraine, was beneficial for various emerging European markets. Turkey (+15.0%) enjoyed a strong quarter, as its current account deficit continued to recede. Greece (-9.8%) was the worst performing country in the Index as data for the eurozone remained weak and some Greek bank equities declined sharply on concerns over the banks’ exposure to Ukraine and Bulgaria. South Africa (+5.1%) capped a solid quarter, as the ruling ANC party held control of the national assembly, albeit with a reduced majority. The United Arab Emirates (-6.1%) underperformed, particularly in June.

In the third quarter, the Index declined 3.2% in U.S. dollar terms, largely driven by a September sell-off. Emerging markets sold off on the back of speculation around rising interest rates and U.S. dollar strength: the 5 year U.S. Treasury rate rose by 16 basis points over the quarter and the dollar strengthened relative to most currencies. China ended the quarter in mildly positive territory (+1.6%) despite enduring some poor economic data towards the end of the period. While the government had been making positive statements about reform, investors remained concerned – given falling industrial production and a surprise drop in lending – that it won’t be sufficient for the country to hit its growth targets for the year.

Meanwhile, geopolitics played a large role in the performance of emerging markets over the period. Brazil fell 9.2% amid a resurgence in support for the incumbent presidential candidate, Dilma Rousseff. The Russian markets slumped 15.8% as geopolitical tensions in Ukraine rumbled on, and sanctions imposed by Europe and the U.S. began to bite. A significant portion of returns for both Russia and Brazil were driven by currency weakness relative to the U.S. dollar. Over the quarter, the Brazilian and Russian currencies declined by more than 10% against the greenback. Emerging markets in Europe had a poor quarter overall, with Hungary falling 12.1% and Turkey by 11.5%. Turkey is considered particularly vulnerable to interest rate hikes due to its high current account deficit. Thailand rose sharply (+8.0%) after the appointment of a new prime minister appeared to assure a period of greater stability. Indonesia climbed (+2.9%) following the election of Joko Widodo.

Elsewhere, India continued to do well (+1.7%) as recently elected Prime Minister Narendra Modi pressed forward with a reformist agenda. Notably, GDP growth of 5.7% year over year recorded in the second-quarter was the fastest rate since the first quarter of 2012. In the Middle East, the United Arab Emirates enjoyed a strong quarter, with its market rising by 18.4% to add to its leading year-to-date returns. Mexico (+0.6%) also gained despite the sell-off in September and the Philippines (+2.8%) posted strong GDP growth which helped drive gains.

Additional laggards included Greece, which ended down 19.9%, and South Korea, which was also among the biggest detractors as markets fell by 5.8%. With China being one of its biggest export markets, South Korea is especially vulnerable to the economic travails of its giant northern neighbor. Taiwan also declined (-4.3%), as the recent strong run of its technology companies led to profit taking. Elsewhere, Malaysia (-2.4%), Peru (-3.8%) and Chile (-5.1%) all slipped lower.

The Index shed 4.8% in U.S. dollar terms in a highly volatile fourth quarter. The strong U.S. dollar was a key contributor to the emerging markets selloff. The local markets were actually neutral for the quarter, meaning that the negative moves were expressed through currency rather than local equity markets. The rallying dollar was driven by a U.S. economy poised to outperform non-U.S. developed markets. Despite a positive return in October, the Index was additionally dragged down by the effects of a tumbling oil price on key oil exporting nations.

Russia was the worst-performing market over the fourth quarter (-34.1%), driven by the weakness of the ruble. During the quarter, the Russian central bank notably hiked its key interest rate to 17% in an attempt to control inflation and stem capital outflows. Meanwhile, the joint effects of the plunge in oil prices coupled with Western sanctions hammered the country’s economic prospects. Colombia (-20.8%), as the fourth-largest oil producer in South America, saw the peso and

Market Summary 9

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

government revenues slump over the quarter, casting a pall over the country’s markets. Meanwhile, Malaysia, the second largest oil and natural gas producer in Southeast Asia, slipped 11.1%. While declining oil prices proved very damaging to countries that depend heavily on oil revenues, they provided a boost to consumers and oil-importing nations. Turkey climbed 10.9%, as the oil importer benefited from falling energy prices and an uptick in private demand.

In Europe, Greece was the biggest laggard as it dropped 27.5%. Having recently shown signs of revival, Greek markets were thrown back into turmoil after the failure of the governing New Democracy party to elect a new president in December. This failure triggered a full Parliamentary general election scheduled for the end of January, with the jump in financial market uncertainty stemming from the popularity of the far-left, anti-austerity Syriza party. Elsewhere in Europe, Hungary performed poorly (-12.7%) primarily due to its heavy export exposure to Russia. Polish equities declined 12.5% amid worries about debt levels among the country’s real-estate developers and a fall in the zloty.

Elsewhere, the depreciating value of the real saw Brazil fall sharply (-14.4%). During the quarter, investors spurned the reelection of President Dilma Rousseff. President Rousseff sought to mitigate the economic downfall by announcing a broad package of tax increases and budget cuts in a bid to restore faith in her government, with investors taking hope from the appointment of new finance minister Joaquim Levy. In addition, the ongoing corruption scandal at Petrobras, a key state owned oil producer, led the company to lose nearly half its value. Mexican equities had a poor quarter, dropping 11.6% amid the falling peso, political unrest and a series of soft economic data. Korea extended its losses over the second half of the year with a further 8.2% decline in the fourth quarter, largely driven by the government’s continued devaluation of the won.

More positively, Chinese markets had a strong fourth quarter, gaining 4.3% as Chinese financial stocks surged. Although the country’s economic data was mixed, its stock market rose strongly in the latter half of 2014, as investors become increasingly convinced that the Chinese government would implement more aggressive stimulus measures. South Africa gained 2.8%, spurred by dovish sentiment from the Fed in mid-December. India climbed a steady 1.1%.

Energy was the worst performing sector globally and within emerging markets in the fourth quarter, retreating over 23%. The materials & processing sector was also impacted by the commodities slide, down 11%. Technology and financial services were the only two sectors to advance, adding to their 2014 positive returns.

U.S./Global Fixed Income Markets

The fiscal year ended December 31, 2014 was a positive period for global fixed income markets overall, although not without a few surprises along the way. Sovereign yields ended the period lower than they began across virtually all regions, buoying the returns of various fixed income sectors. Globally, credit sectors largely outperformed similar-duration government bonds as spreads generally held or narrowed slightly over the period. Corporate credit underperformed securitized assets due to commodity price weakness and heightened illiquidity concerns, particularly toward the end of the year.

While 2013 ended with a burst of optimism and positive data flow out of the U.S. in particular, 2014 began with a brief stumble as disappointing U.S. non-farm payrolls data was released and concern grew over the global economic outlook for China as the potential for accelerating credit defaults became more apparent. However, this was more than offset by a fourth quarter 2013 U.S. GDP growth reading coming in ahead of expectations, as well as the smooth leadership transition at the U.S. Federal Reserve (the “Fed”). Chairwoman Janet Yellen’s first testimony to the U.S. Congress was positively received by global financial markets, during which she stressed continuity, if not a slightly more dovish stance than her predecessor. The result was a modestly positive end to the first quarter of 2014 for global fixed income markets, particularly for credit sectors.

The moderate rally in global fixed income markets extended through the second quarter of 2014 amid economic data that supported a progressive economic recovery in the U.S. and bottoming-out in Europe. Given gradual tapering in the Fed’s asset purchasing program and positive U.S. growth outlook, the mid-year rally in U.S. Treasuries caught many market

10 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

participants by surprise. The rally was driven by a lull in new issuance squeezing supply (and yields) of longer-term bonds as well as demand from price-insensitive buyers (de-risking pension funds, the Fed and China). Increasingly, accommodative monetary policy out of Japan and Europe put significant downward pressure on yields globally, including in the U.S. While the impact of a particularly harsh winter became more evident in the second quarter, accentuated by a meaningful downwards revision in first quarter GDP growth, fixed income markets proved resilient. Improving unemployment, job gains and consumer confidence re-affirmed the market’s optimism, as did Chairwoman Yellen’s commitment to maintain an accommodative stance even as unemployment and inflation approached target levels.

Market calm turned to concern in the latter half of the year amid heightened uncertainty surrounding geopolitical events and the robustness of global growth, despite generally positive economic data out of the U.S. Israeli-Palestinian tension in the Gaza Strip escalated dramatically in July, putting investors a little more on edge, although the immediate market impact was relatively muted. More impactful was news of a Malaysia Airlines passenger jet being shot down over Ukraine later in the month, raising the stakes in the conflict between Kiev and pro-Moscow rebels in which Russia and the West backed opposing sides. The Ukraine conflict continued to escalate throughout July and August, but was halted by a tense cease-fire in September. As a result, the third quarter of 2014 was challenging for global fixed income markets, particularly credit sectors. Safe-haven U.S. and core European government bonds posted modestly positive returns.

On the other hand, the U.S. economy continued to show strength, with employment gains, consumer confidence and second quarter GDP growth coming in largely ahead of expectations. However, weak economic data out of core Europe and China scared credit markets, tempering the outlook for growth globally. Moves by the European Central Bank to loosen monetary policy, including its own form of asset purchasing program, put further downward pressure on government bond yields, most notably in Europe, but with sympathy downward moves in North America and Asia-Pacific. Volatility spiked in October amid weak data releases out of Europe (namely Germany) and China, sending yields and risk assets plummeting globally, only to nearly revert to prior levels days later. Growing fears over the spread of Ebola from Africa also contributed to investors being more on edge as the first cases were reported in the U.S. and Europe.

By year-end, global government bond yields remained lower for the year, while credit spreads, which had contracted during the first half of the period, ended flat overall. A key indicator of global fixed income performance, the Barclays Global Aggregate Index, returned 7.6% for the year, in USD hedged terms, buoyed by lower government bond yields and broadly flat credit spreads.

Over the year, European bonds outperformed those of other regions (returning 11.1% as measured by the Barclays European Aggregate Index) on the back of strong sovereign bond returns, most notably among lower-rated “peripheral” countries such as Ireland, Spain, Italy and Slovenia as both “core” (e.g., German) yields and spreads between peripheral and core countries fell materially. U.S. bonds posted solid gains (returning 6.0% as measured by the Barclays U.S. Aggregate Index) as U.S. Treasury yields ended the year modestly lower and credit spreads held. Asia-Pacific bonds also posted solid gains (returning 6.3% as measured by the Barclays Asian Pacific Aggregate Index) despite a slowing Chinese growth outlook weighing on the region, likely at least partially offset by the Bank of Japan’s commitment to and later ramp-up of its aggressive monetary policy support.

Strong new issuance volumes characterized most credit sectors, particularly in the U.S., over the year, in both corporate and securitized markets. Sectors generally performed in-line with spreads, with corporate credit outperforming securitized credit across regions (returning 3.1% vs. 3.3% on a global basis, respectively, as measured by Barclays Global Aggregate Index - Corporates and Barclays Global Aggregate Index - Securitized). Overall, lower-quality investment grade corporates outperformed higher-quality investment grade corporates, and utilities and industrials outperformed financials. U.S. agency mortgage-backed securities (“MBS”) performed well (returning 6.1% as measured by Barclays U.S. Aggregate Index – Agency MBS) despite concerns of reduced demand from tapering Fed purchases.

Market Summary 11

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

Similar to 2013, non-Agency MBS outperformed most other sectors, aided by favorable supply and demand forces and solid housing fundamentals. High yield corporate credit marginally underperformed investment grade corporate credit on an equivalent-duration basis, largely as a result commodity price weakness late in the year disproportionately impacting high yield issuers. The lowest-quality segments of the sector underperformed significantly. Emerging market (“EM”) debt slightly lagged developed fixed income markets on mounting growth concerns and commodity price weakness, despite a bounce-back from weakness earlier in the year. Local currency bonds (those denominated in the currency of the issuing EM country) significantly underperformed hard currency bonds (those issued by EM issuers but denominated in “hard currencies” such as the U.S. dollar or Euro), largely as a result of EM currency weakness amid global and market-specific growth, commodity price declines and geopolitical concerns.

12 Market Summary

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Russell Investment Funds Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

14 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) employs a multi-	to be “non-cyclical” and/or interest rate sensitive. However,
manager approach whereby portions of the Fund are allocated to	certain industries that tend to be viewed as “bond substitutes,”
different money managers. Fund assets not allocated to money	such as electric utilities and real estate investment trusts (REITs),
managers are managed by Russell Investment Management	outperformed given the decline in interest rates and this detracted
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	from the Fund’s benchmark-relative performance.
the allocation of the Fund’s assets among money managers at
any time. An exemptive order from the Securities and Exchange	How did the investment strategies and techniques employed
Commission (“SEC”) permits RIMCo to engage or terminate a	by the Fund and its money managers affect its benchmark-
money manager at any time, subject to approval by the Fund’s	relative performance?
Board, without a shareholder vote. Pursuant to the terms of the	Stock selection effects within the technology sector (an
exemptive order, the Fund is required to notify its shareholders	underweight to Apple Inc. and Microsoft Corporation) and
within 90 days of when a money manager begins providing	within the energy sector (an overweight to Occidental Petroleum
services. As of December 31, 2014, the Fund had six money	Corporation) detracted from the Fund’s benchmark-relative
managers.	returns for the fiscal year. With respect to sector allocation decisions, overweights to health care and financial services were
What is the Fund’s investment objective?	rewarded. A tilt toward stocks with the lowest valuations (lowest
The Fund seeks to provide long term capital growth.	price-to-book and price-to-cash flow ratios) detracted, however an

How did the Fund perform relative to its benchmark for the	overweight to stocks with rising earnings estimates was beneficial
fiscal year ended December 31, 2014?	to benchmark-relative returns.
For the fiscal year ended December 31, 2014, the Fund gained	Columbus Circle Investors (“Columbus Circle”) underperformed
11.70%. This is compared to the Fund’s benchmark, the Russell	the Russell 1000® Growth Index for the fiscal year. Tilts toward
1000® Index, which gained 13.24% during the same period. The	stocks with high beta (stocks with high sensitivity to market
Fund’s performance includes operating expenses, whereas index	movements) and high financial quality (lowest debt-to-capital
returns are unmanaged and do not include expenses of any kind.	ratios) were not rewarded. An overweight to the health care
sector and to the financial services sector were beneficial. Stock
For the fiscal year ended December 31, 2014, the Morningstar®	selection within the energy sector (overweights to Pioneer Natural
Large Insurance Blend, a group of funds that Morningstar	Resources Company and Halliburton Company) detracted from
considers to have investment strategies similar to those of the	benchmark-relative performance.
Fund, gained 10.73%. This result serves as a peer comparison
and is expressed net of operating expenses.	Sustainable Growth Advisers, LP (“Sustainable”) underperformed the Russell 1000® Growth Index for the fiscal year. Stock
RIMCo may assign a money manager a specific style or	selection within the technology sector (an underweight to Apple,
capitalization benchmark other than the Fund’s index. However,	Inc., and an overweight to SAP SE) and within the health care
the Fund’s primary index remains the benchmark for the Fund	sector (an overweight to Sanofi) detracted from benchmark-
and is representative of the aggregate of each money manager’s	relative performance. An overweight to the health care sector
benchmark index.	and to the financial services sector were beneficial.
How did the market conditions described in the Market	Suffolk Capital Management, LLC (“Suffolk”) outperformed the
Summary report affect the Fund’s performance?	Russell 1000® Index for the fiscal year. A tilt toward stocks with
During the fiscal year, the U.S. large capitalization equity market	rising earnings estimates contributed positively to benchmark-
produced positive returns. Relevant Fund exposures included	relative returns. An underweight to the energy sector and an
tilts toward stocks with the lowest valuation metrics (lowest price-	overweight to the health care sector were beneficial. Stock
to-book and price-to-cash flow ratios), rising earnings estimates,	selection within the technology sector (an overweight to Avago
the highest financial quality (lowest debt-to-capital ratios), and	Technologies Limited and an overweight to Hewlett-Packard
the health care sector. Overweights to stocks with the lowest	Company) was additive to benchmark-relative performance.
valuation metrics and the highest financial quality detracted from	Institutional Capital LLC (“ICAP”) underperformed the Russell
the Fund’s benchmark-relative performance, while overweights to	1000® Value Index for the fiscal year. Sector allocation decisions
stocks with rising earnings estimates and the health care sector	were beneficial, specifically an underweight to the energy sector
were beneficial to the Fund’s benchmark-relative returns.	and an overweight to the health care sector. However, stock
With the continuation of the economic recovery, the Fund was	selection within the consumer discretionary sector (an overweight
underweight in most of the sectors that are traditionally considered	to Viacom Inc. and an overweight to Johnson Controls, Inc.) and

Multi-Style Equity Fund 15

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

within the producer durables sector (an overweight to General	intended to help control the Fund’s beta (beta is a measure of
Electric Company and an overweight to Boeing Company)	a portfolio’s volatility and its sensitivity to the direction of the
detracted from benchmark-relative performance.	market). This strategy performed in-line with expectations, as it
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) slightly	reduced the Fund’s beta and smoothed the Fund’s return pattern.
underperformed the Russell 1000® Value Index for the fiscal	During the market environment of this fiscal year, low beta stocks
year. Factor exposures were mixed as a tilt toward stocks with	(stocks with low sensitivity to market movements) produced
high earnings variability detracted while a tilt toward stocks with	higher returns than high beta stocks, and this was reflected in the
positive earnings surprises was beneficial. Overweights to the	investment returns of this strategy.
technology and health care sectors were additive to benchmark-	During the period, RIMCo used index futures contracts to equitize
relative returns. Stock selection within the financial services	the Fund’s cash. The decision to equitize the Fund’s cash was
sector (an underweight to Berkshire Hathaway, Inc.) and within	beneficial to Fund performance for the fiscal year.
the energy sector (an overweight to Patterson-UTI Energy, Inc. and
an overweight to Nabors Industries LTD.) held back benchmark-	Describe any changes to the Fund’s structure or the money
relative performance.	manager line-up.
DePrince, Race & Zollo, Inc. (“DePrince”) was terminated from
the Fund in May 2014 and underperformed the Russell 1000®	In May, 2014, DePrince was terminated and its assets were
Value Index for the portion of the fiscal year that it was a manager	reallocated to Jacobs Levy, ICAP and Mar Vista. Due to changes
in the Fund. Sector exposures were not rewarded, specifically	in the roles of certain investment professionals at DePrince,
an underweight to health care and an overweight to consumer	RIMCo believed that the termination of DePrince and reallocation
discretionary. Stock selection within the consumer discretionary	of assets to the other money managers was an appropriate step to
sector (an overweight to American Eagle Outfitters, Inc. and an	improve future return potential of the Fund.
overweight to Coach, Inc.) detracted from benchmark-relative	Money Managers as of December 31,
performance.	2014	Styles
Mar Vista Investment Partners, LLC (“Mar Vista”) outperformed	Columbus Circle Investors	Growth
the Russell 1000® Index for the fiscal year. Many of Mar Vista’s	Suffolk Capital Management LLC	Market-Oriented
portfolio exposures were rewarded, specifically tilts away from	Institutional Capital LLC	Value
	Mar Vista Investment Partners, LLC	Market-Oriented
stocks with high beta and the highest earnings variability. Stock	Sustainable Growth Advisers, LP	Growth
selection within the health care sector (an overweight to Allergan,	Jacobs Levy Equity Management, Inc.	Value
Inc. and an overweight to Covidien) and within the consumer	The views expressed in this report reflect those of the portfolio
discretionary sector (overweight O’Reilly Automotive, Inc. and	managers only through the end of the period covered by
TJX Companies, Inc.) contributed to positive benchmark-relative	the report. These views do not necessarily represent the
performance.	views of RIMCo, or any other person in RIMCo or any other
RIMCo manages the portion of the Fund’s assets that RIMCo	affiliated organization. These views are subject to change
determines not to allocate to the money managers. Assets not	at any time based upon market conditions or other events,
allocated to managers include the Fund’s liquidity reserves and	and RIMCo disclaims any responsibility to update the views
assets which may be managed directly by RIMCo to modify the	contained herein. These views should not be relied on
Fund’s overall portfolio characteristics to seek to achieve the	as investment advice and, because investment decisions
desired risk/return profile for the Fund.	for a Russell Investment Funds (“RIF”) Fund are based on
numerous factors, should not be relied on as an indication
RIMCo pursues an investment strategy for the Fund that is a	of investment decisions of any RIF Fund.
replication of the Russell Top 200® Defensive™ Index and is

16 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

*	Assumes initial investment on January 1, 2005.
**	The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Multi-Style Equity Fund 17

Russell Investment Funds Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$1,048.00	$1,020.82
The information in the table under the heading “Actual	Expenses Paid During Period*	$4.49	$4.43
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.87%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

18 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.7%			Molson Coors Brewing Co. Class B	7,047	525
Consumer Discretionary - 14.3%			Mondelez International, Inc. Class A	93,796	3,407
Amazon.com, Inc.(Æ)	8,707	2,703	PepsiCo, Inc.	16,650	1,575
Carnival Corp.	31,400	1,423	Philip Morris International, Inc.	10,558	860
CBS Corp. Class B	7,903	437	Procter & Gamble Co. (The)	37,212	3,390
Chipotle Mexican Grill, Inc. Class A(Æ)	1,094	749	Reynolds American, Inc.	682	44
Choice Hotels International, Inc.	7,100	398	Sysco Corp.	1,347	53
Comcast Corp. Class A(Æ)	105,836	6,139	Walgreens Boots Alliance, Inc.	596	45
Costco Wholesale Corp.	9,488	1,344	Whole Foods Market, Inc.	40,420	2,038
DIRECTV(Æ)	488	42			20,477
Estee Lauder Cos., Inc. (The) Class A	7,664	584
Ford Motor Co.	225,750	3,499	Energy - 6.7%
Garmin, Ltd.	7,900	417	Anadarko Petroleum Corp.	4,521	373
GateHouse Media, Inc.(Æ)	40,947	1,978	Atwood Oceanics, Inc.	6,300	179
General Motors Co.	53,100	1,854	California Resources Corp.(Æ)	708	4
Home Depot, Inc.	3,101	326	Cameron International Corp.(Æ)	30,800	1,538
Hyatt Hotels Corp. Class A(Æ)	12,600	759	Chevron Corp.	37,674	4,226
Jarden Corp.(Æ)	17,896	857	ConocoPhillips	2,782	192
Johnson Controls, Inc.	65,750	3,178	Core Laboratories NV	10,198	1,227
Kohl's Corp.	9,200	562	Devon Energy Corp.	30,634	1,876
L Brands, Inc.	8,170	707	EOG Resources, Inc.	5,600	516
Las Vegas Sands Corp.	23,200	1,349	EP Energy Corp. Class A(Æ)	14,000	146
Liberty Media Corp.(Æ)	37,150	1,301	Exxon Mobil Corp.	90,589	8,373
Lowe's Cos., Inc.	43,790	3,013	Halliburton Co.	160	6
lululemon athletica, Inc.(Æ)(Ñ)	4,000	223	Hess Corp.	15,969	1,179
McDonald's Corp.	2,240	210	Marathon Oil Corp.	1,302	37
News Corp. Class A(Æ)	62,200	976	Nabors Industries, Ltd.	53,800	698
Nike, Inc. Class B	19,429	1,868	National Oilwell Varco, Inc.	897	59
Omnicom Group, Inc.	41,300	3,200	Newfield Exploration Co.(Æ)	13,400	363
O'Reilly Automotive, Inc.(Æ)	11,605	2,235	Occidental Petroleum Corp.	49,019	3,952
Priceline Group, Inc. (The)(Æ)	1,520	1,733	Patterson-UTI Energy, Inc.	38,600	640
PVH Corp.	6,568	842	PBF Energy, Inc. Class A	12,400	330
Royal Caribbean Cruises, Ltd.	28,196	2,325	Phillips 66(Æ)	292	21
Starbucks Corp.	53,225	4,367	Pioneer Natural Resources Co.	3,740	557
Target Corp.	8,539	648	Schlumberger, Ltd.	48,935	4,180
Tiffany & Co.	4,372	467	Spectra Energy Corp.	1,094	40
Time Warner, Inc.	35,702	3,050	Tesoro Corp.	9,800	729
TJX Cos., Inc.	32,165	2,206	Valero Energy Corp.	26,300	1,302
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	6,962	890			32,743
Under Armour, Inc. Class A(Æ)	7,846	533
Viacom, Inc. Class B	46,824	3,523	Financial Services - 19.5%
Wal-Mart Stores, Inc.	24,313	2,088	ACE, Ltd.	769	88
Walt Disney Co. (The)	43,180	4,067	Aflac, Inc.	23,278	1,423
Whirlpool Corp.	4,360	845	Allstate Corp. (The)	984	69
Yum! Brands, Inc.	890	65	Ally Financial, Inc.(Æ)	37,400	883
		69,980	American Express Co.	24,370	2,267
			American International Group, Inc.	19,400	1,087
Consumer Staples - 4.2%			American Tower Corp. Class A(ö)	41,275	4,080
Altria Group, Inc.	4,502	222	Aon PLC	27,700	2,626
Anheuser-Busch InBev - ADR	15,966	1,793	Arch Capital Group, Ltd.(Æ)	20,000	1,182
Archer-Daniels-Midland Co.	28,173	1,465	Aspen Insurance Holdings, Ltd.	8,000	350
Coca-Cola Co. (The)	8,998	380	Axis Capital Holdings, Ltd.	19,500	996
Colgate-Palmolive Co.	30,543	2,114	Bank of America Corp.	280,288	5,014
Constellation Brands, Inc. Class A(Æ)	5,761	566	Bank of New York Mellon Corp. (The)	12,600	511
CVS Health Corp.	2,650	255	BB&T Corp.	326	13
General Mills, Inc.	1,393	74	Berkshire Hathaway, Inc. Class B(Æ)	34,676	5,207
Hershey Co. (The)	14,360	1,492	BlackRock, Inc. Class A	3,931	1,406
Kellogg Co.	589	39	BOK Financial Corp.	700	42
Kimberly-Clark Corp.	858	99	Capital One Financial Corp.	37,496	3,095
Kraft Foods Group, Inc.(Æ)	657	41
			See accompanying notes which are an integral part of the financial statements.
				Multi -Style Equity Fund 19

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
CDK Global, Inc.(Æ)	358	15	Bristol-Myers Squibb Co.	75,555	4,460
Charles Schwab Corp. (The)	47,400	1,431	Brookdale Senior Living, Inc. Class A(Æ)	6,600	242
Chubb Corp. (The)	541	56	Cardinal Health, Inc.	17,100	1,380
Citigroup, Inc.	63,577	3,441	Celgene Corp.(Æ)	11,465	1,283
CME Group, Inc. Class A	39	3	Cerner Corp.(Æ)	30,060	1,944
Comerica, Inc.	23,800	1,115	Clovis Oncology, Inc.(Æ)(Ñ)	18,432	1,032
Cullen/Frost Bankers, Inc.	14,610	1,032	Community Health Systems, Inc.(Æ)	11,500	620
Discover Financial Services	37,787	2,475	Covidien PLC	35,829	3,664
Equity Residential(ö)	49	4	Edwards Lifesciences Corp.(Æ)	2,500	318
Everest Re Group, Ltd.	5,670	966	Eli Lilly & Co.	31,730	2,189
FleetCor Technologies, Inc.(Æ)	4,671	695	Express Scripts Holding Co.(Æ)	39,566	3,350
Franklin Resources, Inc.	7,475	414	Gilead Sciences, Inc.(Æ)	19,513	1,839
Goldman Sachs Group, Inc. (The)	17,750	3,440	Halyard Health, Inc.(Æ)	107	5
Hartford Financial Services Group, Inc.	19,729	823	HCA Holdings, Inc.(Æ)	22,863	1,678
Intercontinental Exchange, Inc.	8,650	1,897	Health Net, Inc.(Æ)	10,500	562
Invesco, Ltd.	30,000	1,186	Humana, Inc.	11,924	1,713
JPMorgan Chase & Co.	20,454	1,280	Illumina, Inc.(Æ)	2,529	467
KeyCorp	67,800	942	Intercept Pharmaceuticals, Inc.(Æ)(Ñ)	4,324	675
Kimco Realty Corp.(ö)	45,100	1,134	Intuitive Surgical, Inc.(Æ)	841	445
Lincoln National Corp.	14,850	856	Johnson & Johnson	56,997	5,960
M&T Bank Corp.(Ñ)	6,520	819	McKesson Corp.	6,263	1,300
Markel Corp.(Æ)	3,397	2,320	Medtronic, Inc.	13,644	985
Marsh & McLennan Cos., Inc.	1,246	71	Merck & Co., Inc.	55,431	3,148
MasterCard, Inc. Class A	17,319	1,492	Mylan, Inc.(Æ)	16,055	905
McGraw Hill Financial, Inc.	4,758	423	Perrigo Co. PLC	7,440	1,244
MetLife, Inc.	15,065	815	Pfizer, Inc.	306,268	9,539
Morgan Stanley	30,800	1,195	Pharmacyclics, Inc.(Æ)	5,801	709
Northern Trust Corp.	66,199	4,461	Regeneron Pharmaceuticals, Inc.(Æ)	2,558	1,049
PartnerRe, Ltd.	4,020	459	Sanofi - ADR	37,947	1,731
PNC Financial Services Group, Inc. (The)	61,912	5,648	St. Jude Medical, Inc.	35,121	2,284
Principal Financial Group, Inc.	15,400	800	Stryker Corp.	768	72
Progressive Corp. (The)	45,300	1,223	Thermo Fisher Scientific, Inc.	7,150	896
Prologis, Inc.(ö)	24,200	1,041	UnitedHealth Group, Inc.	40,621	4,107
Prudential Financial, Inc.	27,385	2,477	Valeant Pharmaceuticals International, Inc.
Public Storage(ö)	318	59	(Æ)	23,501	3,364
Regions Financial Corp.	120,000	1,267			82,987
Simon Property Group, Inc.(ö)	488	89
State Street Corp.	27,120	2,129	Materials and Processing - 5.1%
TCF Financial Corp.	29,500	469	Air Products & Chemicals, Inc.	180	26
Thomson Reuters Corp.	667	27	Alcoa, Inc.	107,205	1,693
Travelers Cos., Inc. (The)	11,287	1,194	Dow Chemical Co. (The)	34,700	1,583
US Bancorp	3,890	175	Ecolab, Inc.	37,539	3,924
Visa, Inc. Class A	25,576	6,706	EI du Pont de Nemours & Co.	6,343	469
Voya Financial, Inc.	27,300	1,157	Fastenal Co.(Ñ)	37,850	1,800
Wells Fargo & Co.	92,620	5,077	Huntsman Corp.	30,974	706
		95,137	LyondellBasell Industries Class A	8,337	662
			Monsanto Co.	55,423	6,620
Health Care - 17.0%			Mosaic Co. (The)	31,600	1,443
Abbott Laboratories	45,448	2,046	Nucor Corp.	7,500	368
Actavis PLC(Æ)	7,597	1,956	PPG Industries, Inc.	7,574	1,751
Aetna, Inc.	12,953	1,151	Praxair, Inc.	12,004	1,555
Alexion Pharmaceuticals, Inc.(Æ)	1,357	251	Precision Castparts Corp.	5,845	1,408
Allergan, Inc.	13,055	2,775	Steel Dynamics, Inc.	36,900	728
Amgen, Inc.	30,984	4,936	United States Steel Corp.(Ñ)	12,200	326
Anthem, Inc.	11,730	1,474			25,062
Baxter International, Inc.	1,236	91
Becton Dickinson and Co.	438	61	Producer Durables - 10.3%
Biogen Idec, Inc.(Æ)	5,405	1,834	3M Co.	1,483	244
Boston Scientific Corp.(Æ)	94,600	1,253	Accenture PLC Class A	1,436	128

See accompanying notes which are an integral part of the financial statements.
20 Multi-Style Equity Fund

Russell Investment Funds Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
American Airlines Group, Inc.	16,368	878	Intuit, Inc.	19,264		1,776
Automatic Data Processing, Inc.	26,803	2,234	Juniper Networks, Inc.	38,500		859
B/E Aerospace, Inc.(Æ)	32,525	1,887	Lam Research Corp.	9,756		774
Babcock & Wilcox Co. (The)	20,028	607	LinkedIn Corp. Class A(Æ)	4,760		1,093
Boeing Co. (The)	34,350	4,465	Marvell Technology Group, Ltd.	75,600		1,096
Canadian Pacific Railway, Ltd.	4,707	907	Microsoft Corp.	57,136		2,654
Caterpillar, Inc.	17,050	1,561	Motorola Solutions, Inc.	18,000		1,207
CSX Corp.	1,939	70	NetApp, Inc.	70,600		2,926
Cummins, Inc.	126	18	Nuance Communications, Inc.(Æ)	19,500		278
Danaher Corp.	1,382	118	NXP Semiconductors(Æ)	9,400		718
Deere & Co.	135	12	Oracle Corp.	156,180		7,025
Delta Air Lines, Inc.	24,120	1,186	Plexus Corp.(Æ)	3,300		136
Emerson Electric Co.	1,516	94	Polycom, Inc.(Æ)	16,400		221
FedEx Corp.	4,944	859	QUALCOMM, Inc.	84,847		6,306
General Dynamics Corp.	11,937	1,643	Red Hat, Inc.(Æ)	20,760		1,435
General Electric Co.	263,166	6,650	Salesforce.com, Inc.(Æ)	31,111		1,845
Honeywell International, Inc.	62,103	6,205	SAP AG - ADR(Ñ)	25,580		1,782
Huntington Ingalls Industries, Inc.	540	61	ServiceNow, Inc.(Æ)	8,007		543
Illinois Tool Works, Inc.	733	69	Splunk, Inc.(Æ)	7,657		451
Itron, Inc.(Æ)	11,300	478	Symantec Corp.	50,100		1,285
KLX, Inc.(Æ)	16,263	671	Synopsys, Inc.(Æ)	26,300		1,143
L-3 Communications Holdings, Inc. Class 3	9,200	1,161	Tableau Software, Inc. Class A(Æ)	4,100		348
Lexmark International, Inc. Class A	19,910	822	Texas Instruments, Inc.	2,450		131
Lockheed Martin Corp.	615	118	VeriFone Systems, Inc.(Æ)	372		14
Mettler-Toledo International, Inc.(Æ)	9,360	2,831	VMware, Inc. Class A(Æ)	21		2
Norfolk Southern Corp.	6,781	744	Vodafone Group PLC - ADR	87,331		2,984
Northrop Grumman Corp.	456	67	Western Digital Corp.	15,734		1,742
Paychex, Inc.	22,000	1,016	Workday, Inc. Class A(Æ)	6,235		509
Pentair PLC	6,500	432	Yahoo!, Inc.(Æ)	19,336		977
Raytheon Co.	22,322	2,414	Zynga, Inc. Class A(Æ)	138,400		368
Rockwell Collins, Inc.	12,100	1,022				79,478
Sensata Technologies Holding(Æ)	34,489	1,808
TransDigm Group, Inc.	12,024	2,361	Utilities - 2.3%
Union Pacific Corp.	16,342	1,947	American Electric Power Co., Inc.	894		54
United Continental Holdings, Inc.(Æ)	17,265	1,155	AT&T, Inc.	108,063		3,629
United Parcel Service, Inc. Class B	1,603	178	Dominion Resources, Inc.	395		30
United Technologies Corp.	9,210	1,059	Duke Energy Corp.	6,011		502
Waste Management, Inc.	593	30	Edison International	21,900		1,434
		50,210	Encana Corp.	66,100		917
			Exelon Corp.	62,484		2,317
Technology - 16.3%			NextEra Energy, Inc.	845		90
Adobe Systems, Inc.(Æ)	40,726	2,961	PG&E Corp.	27,594		1,470
Altera Corp.	24,048	888	Southern Co.	5,921		291
Analog Devices, Inc.	34,109	1,894	Verizon Communications, Inc.	9,385		439
Apple, Inc.	60,050	6,628				11,173
ASML Holding Class G	16,600	1,790
Broadcom Corp. Class A	31,000	1,343	Total Common Stocks
Cisco Systems, Inc.	37,064	1,031	(cost $377,959)			467,247
Cognizant Technology Solutions Corp. Class
A(Æ)	1,116	59	Short-Term Investments - 4.3%
Electronic Arts, Inc.(Æ)	27,900	1,312	Russell U.S. Cash Management Fund	21,030,569	(∞)	21,031
EMC Corp.	104,535	3,109	Total Short-Term Investments
Equinix, Inc.	9,644	2,187	(cost $21,031)			21,031
Facebook, Inc. Class A(Æ)	28,946	2,259
Google, Inc. Class C(Æ)	12,313	6,500	Other Securities - 1.0%
			Russell U.S. Cash Collateral Fund(×)	5,112,250	(∞)	5,112
Hewlett-Packard Co.	67,165	2,695	Total Other Securities
Ingram Micro, Inc. Class A(Æ)	15,730	435	(cost $5,112)			5,112
Intel Corp.	39,025	1,416

International Business Machines Corp.	2,135	343	Total Investments 101.0%

			See accompanying notes which are an integral part of the financial statements.
				Multi -Style Equity Fund 21

Russell Investment Funds Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2014

	Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($) or	Value
	Shares	$
	(identified cost $404,102)	493,390

	Other Assets and Liabilities, Net
-	(1.0%)	(4,859)
	Net Assets - 100.0%	488,531

See accompanying notes which are an integral part of the financial statements.

22 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of	Notional			Expiration	(Depreciation)
		Contracts	Amount			Date	$
Long Positions
Russell 1000 Mini Index Futures		55	USD		6,280	03/15	85
S&P 500 E-mini Index Futures		106	USD	10,878		03/15	147
S&P E-Mini Consumer Staples Select Sector Index Futures		42	USD		2,041	03/15	6
S&P E-Mini Energy Select Sector Index Futures		26	USD		2,059	03/15	96
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							334

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3			Total	% of Net Assets
Common Stocks
Consumer Discretionary	$69,980	$—		$—		$69,980	14.3
Consumer Staples	20,477	—		—		20,477	4.2
Energy	32,743	—		—		32,743	6.7
Financial Services	95,137	—		—		95,137	19.5
Health Care	82,987	—		—		82,987	17.0
Materials and Processing	25,062	—		—		25,062	5.1
Producer Durables	50,210	—		—		50,210	10.3
Technology	79,478	—		—		79,478	16.3
Utilities	11,173	—		—		11,173	2.3
Short-Term Investments	—	21,031		—		21,031	4.3
Other Securities	—	5,112		—		5,112	1.0
Total Investments	467,247	26,143		—		493,390	101.0
Other Assets and Liabilities, Net							(1.0)
							100.0
Other Financial Instruments
Futures Contracts	334	—		—		334	0.1
Total Other Financial Instruments*	$334	$—		$—		$334

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 23

Russell Investment Funds Multi-Style Equity Fund

Fair Value of Derivative Instruments — December 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$ 334

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$ 3,133

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(337)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

24 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —December 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$4,979	$	— $	4,979
Total	$4,979	$	— $	4,979

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Barclays	$530	$	— $	530	$—
Citigroup	1,705		—	1,705	—
Fidelity	1,882		—	1,882	—
JPMorgan Chase	791		—	791	—
Morgan Stanley	71		—	71	—
Total	$4,979	$	— $	4,979	$—

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 25

Russell Investment Funds
Multi-Style Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —December 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$238	$	— $	238
Total	$238	$	— $	238

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Amounts of
Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Merrill Lynch	$238	$	— $	238	$—
Total	$238	$	— $	238	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

26 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$404,102
Investments, at fair value(*)(>)	493,390
Cash (restricted)(a)	1,220
Receivables:
Dividends and interest	617
Dividends from affiliated Russell funds	2
Investments sold	694
Total assets	495,923

Liabilities
Payables:
Investments purchased	1,424
Fund shares redeemed	203
Accrued fees to affiliates	326
Other accrued expenses	89
Variation margin on futures contracts	238
Payable upon return of securities loaned	5,112
Total liabilities	7,392

Net Assets	$488,531

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$912
Accumulated net realized gain (loss)	8,233
Unrealized appreciation (depreciation) on:
Investments	89,288
Futures contracts	334
Shares of beneficial interest	270
Additional paid-in capital	389,494
Net Assets	$488,531

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$18.11
Net assets	$488,530,865
Shares outstanding ($.01 par value)	26,974,733
Amounts in thousands
(*) Securities on loan included in investments	$4,979
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$26,143
(a) Cash Collateral for Futures	$1,220
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 27

Russell Investment Funds

Multi-Style Equity Fund

Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Dividends	$9,437
Dividends from affiliated Russell funds	19
Securities lending income	17
Total investment income	9,473

Expenses
Advisory fees	3,460
Administrative fees	237
Custodian fees	124
Transfer agent fees	21
Professional fees	62
Trustees’ fees	11
Printing fees	78
Miscellaneous	74
Total expenses	4,067
Net investment income (loss)	5,406

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	64,056
Futures contracts	3,133
Foreign currency-related transactions	(1)
Net realized gain (loss)	67,188
Net change in unrealized appreciation (depreciation) on:
Investments	(19,584)
Futures contracts	(337)
Net change in unrealized appreciation (depreciation)	(19,921)
Net realized and unrealized gain (loss)	47,267
Net Increase (Decrease) in Net Assets from Operations	$52,673

See accompanying notes which are an integral part of the financial statements.

28 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,406	$4,654
Net realized gain (loss)	67,188	56,214
Net change in unrealized appreciation (depreciation)	(19,921)	62,385
Net increase (decrease) in net assets from operations	52,673	123,253

Distributions
From net investment income	(5,536)	(5,303)
From net realized gain	(64,480)	(24,512)
Net decrease in net assets from distributions	(70,016)	(29,815)

Share Transactions*
Net increase (decrease) in net assets from share transactions	30,774	(8,887)
Total Net Increase (Decrease) in Net Assets	13,431	84,551

Net Assets
Beginning of period	475,100	390,549
End of period	$488,531	$475,100
Undistributed (overdistributed) net investment income included in net assets	$912	$1,062

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	646	$12,251	838	$14,637
Proceeds from reinvestment of distributions	3,818	70,016	1,630	29,815
Payments for shares redeemed	(2,691)	(51,493)	(3,049)	(53,339)
Total increase (decrease)	1,773	$30,774	(581)	$(8,887)

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 29

Russell Investment Funds

Multi-Style Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2014	18.85	.22	1.94	2.16	(.22)	(2.68)
December 31, 2013	15.15	.19	4.75	4.94	(.22)	(1.02)
December 31, 2012	13.24	.19	1.88	2.07	(.16)	—
December 31, 2011	13.58	.14	(.35)	(.21)	(.13)	—
December 31, 2010	11.77	.11	1.81	1.92	(.11)	—

See accompanying notes which are an integral part of the financial statements.

30 Multi-Style Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(2.90)	18.11	11.70	488,531.86		.86	1.13	101
(1.24)	18.85	32.92	475,100.84		.84	1.07	86
(.16)	15.15	15.69	390,549.87		.87	1.28	109
(.13)	13.24	(1.55)	373,392.85		.85	1.03	133
(.11)	13.58	16.46	400,471.89		.89	.93	105

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 31

Russell Investment Funds Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

32 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Aggressive Equity Fund (the “Fund”) employs a multi-	With the continuation of the economic recovery in mind, the
manager approach whereby portions of the Fund are allocated to	Fund was underweight in most of the sectors that are traditionally
different money managers. Fund assets not allocated to money	considered to be “non-cyclical” and interest rate sensitive.
managers are managed by Russell Investment Management	However, certain segments that tend to be viewed as “bond
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	substitutes,” due to their income producing qualities, such as
the allocation of the Fund’s assets among money managers at	utilities and real estate investment trusts (REITs), outperformed
any time. An exemptive order from the Securities and Exchange	given the decline in interest rates and this detracted from the
Commission (“SEC”) permits RIMCo to engage or terminate a	Fund’s benchmark-relative performance.
money manager at any time, subject to approval by the Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	How did the investment strategies and techniques employed
exemptive order, the Fund is required to notify its shareholders	by the Fund and its money managers affect its benchmark-
within 90 days of when a money manager begins providing	relative performance?
services. As of December 31, 2014, the Fund had six money	The Fund’s underweight to health care, especially within the
managers.	highly volatile biotechnology industry, detracted. The Fund was underweight to biotech based upon the sector’s elevated valuations
What is the Fund’s investment objective?	and poor quality characteristics. Elsewhere, stock selection
The Fund seeks to provide long term capital growth.	within the information technology and materials and processing

How did the Fund perform relative to its benchmark for the	sectors hurt benchmark-relative returns. Stock selection within
fiscal year ended December 31, 2014?	the consumer discretionary (notably among consumer products
and media stocks) and energy (specifically, non-renewable
For the fiscal year ended December 31, 2014, the Fund gained	energy companies) sectors contributed positively to the Fund’s
1.56%. This is compared to the Fund’s benchmark, the Russell	benchmark-relative return for the fiscal year.
2000® Index, which gained 4.89% during the same period. The
Fund’s performance includes operating expenses, whereas index
returns are unmanaged and do not include expenses of any kind.	DePrince, Race & Zollo, Inc. outperformed the Russell 2000®
For the fiscal year ended December 31, 2014, the Morningstar®	Value Index for the fiscal year. DRZ’s dividend focus was a
Insurance Small Blend, a group of funds that Morningstar	tailwind, while stock selection within technology and energy
considers to have investment strategies similar to those of the	aided benchmark-relative returns. An underweight to interest
Fund, gained 4.75%. This result serves as a peer comparison and	rate sensitive REITs and utilities held back further gains.
is expressed net of operating expenses.	Jacobs Levy Equity Management, Inc. outperformed its blended
RIMCo may assign a money manager a specific style or	50% Russell 2000® Value / 50% Russell 2000® Defensive™
capitalization benchmark other than the Fund’s index. However,	benchmark for the fiscal year. Jacob’s holdings within the producer
the Fund’s primary index remains the benchmark for the Fund	durables and consumer discretionary sectors outperformed.
and is representative of the aggregate of each money manager’s	Exposure to stocks with lower beta than the benchmark added
benchmark index.	value.
Ranger Investment Management, L.P. (“Ranger”) underperformed
How did the market conditions described in the Market	the Russell 2000® Growth Index for the fiscal year. Ranger’s stock
Summary report affect the Fund’s performance?	selection within technology was penalized, while its earnings
The fiscal year ended December 31, 2014 saw the Fund	focus led to an underweight to the biotech sector, which detracted underperform the Russell 2000® Index. After a strong 2013, the from performance as this sector outperformed significantly.
U.S. small cap market continued to produce modestly positive
returns in the 2014 fiscal year, albeit with higher price volatility.	Signia Capital Management, LLC (“Signia”) underperformed the
At the beginning of 2014, the Fund decreased its beta and	Russell 2000™ Value Index for the fiscal year. Signia’s holdings
growth exposures (beta is a measure of a portfolio’s volatility and	within producer durables and overweight to the poor performing
its sensitivity to the direction of the market) while continuing	energy sector detracted. Exposure to stocks with lower valuations
to emphasize higher quality measures (lower leverage and	than the benchmark was penalized.
higher returns-on-equity) within cyclical sectors. Growth stocks	RBC Global Asset Management (U.S.) Inc. (“RBC”)
outperformed value stocks and defensive stocks beat dynamic	underperformed a blended 40% Russell 2000® Index / 60%
stocks for the fiscal year, negatively impacting the Fund’s value	Russell Microcap Index for the fiscal year. RBC’s underweight to tilt and aiding the Fund’s exposure toward stocks with lower betas.

Aggressive Equity Fund 33

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

pharmaceuticals and biotechnology and overweight to and stock	leveraged biotechnology and pharmaceuticals industry was
selection within computer software stocks detracted.	penalized. An overweight to holdings with higher quality metrics,
Conestoga Capital Advisors (“Conestoga”) underperformed the	those with lower long-term debt-to-capital and higher returns-
Russell 2000® Growth Index for the fiscal year. Conestoga’s	on-equity, added value. RIMCo equitized the Fund’s cash using
overweight to and stock selection within computer software was	index futures contracts to ensure that the Fund had full market
penalized. Elsewhere, stock selection within the energy sector,	exposure. This had a positive impact on the Fund’s performance.
namely within oil well and equipment services industry, detracted.	Describe any changes to the Fund’s structure or the money
RIMCo manages the portion of the Fund’s assets that RIMCo	manager line-up.
determines not to allocate to the money managers. Assets not	In December 2014, RBC’s mandate was changed from a 60/40
allocated to managers include the Fund’s liquidity reserves and	blend of the firm’s microcap and small cap strategies to a 100%
assets which may be managed directly by RIMCo to modify the	microcap strategy.
Fund’s overall portfolio characteristics to seek to achieve the	There were no other changes to the Fund’s structure or the money
desired risk/return profile for the Fund.	manger line-up during the fiscal year.
In June 2014, RIMCo implemented an allocation to a positioning
strategy which aims to control Fund-level exposures and/or	Money Managers as of December 31,
risks with an optimized portfolio. The optimization attempts to	2014	Styles
preserve active management in the Fund by seeking to align the	Conestoga Capital Advisors, LLC	Small Cap Growth
overall Fund composite with the money managers’ positioning	DePrince, Race & Zollo, Inc.	Small Cap Value
	Jacobs Levy Equity Management, Inc.	Small Cap Value
while meeting RIMCo’s exposure and risk constraints. Optimized	Ranger Investment Management, L.P.	Small Cap Growth
index sampling strategies do not attempt to purchase every	RBC Global Asset Management (U.S.) Inc.	Microcap/Small Cap
security in the reference index, but instead purchase a sampling	Signia Capital Management, LLC	Small Cap Value
of securities using optimization and risk models. This process	The views expressed in this report reflect those of the portfolio
involves the analysis of tradeoffs between various factors as well	managers only through the end of the period covered by
as turnover and transaction costs in order to estimate optimal	the report. These views do not necessarily represent the
portfolio holdings based upon the reference index in order to	views of RIMCo, or any other person in RIMCo or any other
achieve desired Fund exposures. This strategy is designed to	affiliated organization. These views are subject to change
tilt the Fund toward lower volatility and lower valuations and,	at any time based upon market conditions or other events,
based on RIMCo’s expectations for rising interest rates, increase	and RIMCo disclaims any responsibility to update the views
the Fund’s REIT underweight while preserving the direction	contained herein. These views should not be relied on
and impact of the money managers’ active stock selection. The	as investment advice and, because investment decisions
strategy underperformed the Russell 2000® Index for the portion	for a Russell Investment Funds (“RIF”) Fund are based on
of the fiscal year it was a part of the Fund. During the period,	numerous factors, should not be relied on as an indication
the strategy’s underweight to interest rate sensitive sectors, such	of investment decisions of any RIF Fund.
as REITs and utilities, detracted. An underweight to the highly
* Assumes initial investment on January 1, 2005.

**	Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

***	The Aggressive Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Aggressive Equity Linked Benchmark represents the returns of the Russell 2500TM Index through
April 30, 2012 and the returns of the Russell 2000® Index thereafter.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

34 Aggressive Equity Fund

Russell Investment Funds Aggressive Equity Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$1,006.30	$1,020.11
The information in the table under the heading “Actual	Expenses Paid During Period*	$5.11	$5.14
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 1.01%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Aggressive Equity Fund 35

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 93.7%			ReachLocal, Inc.(Æ)	2,000	7
Consumer Discretionary - 14.7%			Red Robin Gourmet Burgers, Inc.(Æ)	4,050	312
Abercrombie & Fitch Co. Class A	21,608	619	Rocky Brands, Inc.	35,761	474
AMC Entertainment Holdings, Inc. Class A	8,178	214	Ruby Tuesday, Inc.(Æ)	102,644	702
American Eagle Outfitters, Inc.(Ñ)	37,777	524	Smith & Wesson Holding Corp.(Æ)(Ñ)	35,849	339
Aramark	1,863	58	Sonic Corp.	63,566	1,732
Asbury Automotive Group, Inc.(Æ)	8,196	622	Sotheby's Class A	23,668	1,022
bebe stores inc	14,800	32	Stage Stores, Inc.	21,401	443
Bridgepoint Education, Inc.(Æ)	19,327	219	Stamps.com, Inc.(Æ)	17,879	858
Brown Shoe Co., Inc.	6,001	193	Steven Madden, Ltd.(Æ)	29,631	943
Buffalo Wild Wings, Inc.(Æ)	1,803	325	Tandy Leather Factory, Inc.	42,683	385
Capella Education Co.	13,967	1,074	Tilly's, Inc. Class A(Æ)	32,925	319
Carmike Cinemas, Inc.(Æ)	5,300	139	Time, Inc.(Æ)	7,900	194
Central Garden and Pet Co. Class A(Æ)	1,900	18	TiVo, Inc.(Æ)	11,054	131
Cheesecake Factory, Inc. (The)	600	30	Tuesday Morning Corp.(Æ)(Ñ)	42,550	923
Chico's FAS, Inc.	71,973	1,166	Universal Electronics, Inc.(Æ)	25,624	1,667
Children's Place, Inc. (The)	3,392	193	Universal Technical Institute, Inc.	2,600	26
Citi Trends, Inc.(Æ)	33,225	838	Vera Bradley, Inc.(Æ)	6,660	136
Columbia Sportswear Co.	9,942	442	West Marine, Inc.(Æ)	57,066	737
Cracker Barrel Old Country Store, Inc.	2,103	297	ZAGG, Inc.(Æ)	56,721	385
CST Brands, Inc.	2,900	126			37,196
Deckers Outdoor Corp.(Æ)	11,663	1,062
Delta Apparel, Inc.(Æ)	8,700	89	Consumer Staples - 3.6%
Destination Maternity Corp.	12,900	206	Andersons, Inc. (The)	7,852	418
Destination XL Group, Inc.(Æ)	80,075	437	Calavo Growers, Inc.	6,125	290
Dorman Products, Inc.(Æ)(Ñ)	33,346	1,610	Cal-Maine Foods, Inc.(Ñ)	8,730	340
Drew Industries, Inc.(Æ)	4,037	207	Casey's General Stores, Inc.	3,572	323
Ethan Allen Interiors, Inc.	16,920	524	Dean Foods Co.	54,411	1,054
Flexsteel Industries, Inc.	1,200	39	Ingles Markets, Inc. Class A	656	24
Fox Factory Holding Corp.(Æ)	9,539	155	J&J Snack Foods Corp.	9,748	1,060
Fuel Systems Solutions, Inc.(Æ)	56,963	623	John B Sanfilippo & Son, Inc.	10,943	498
Genesco, Inc.(Æ)	500	38	Nutraceutical International Corp.(Æ)	1,500	32
G-III Apparel Group, Ltd.(Æ)	13,570	1,371	Sanderson Farms, Inc.(Ñ)	1,897	159
Grand Canyon Education, Inc.(Æ)	32,228	1,504	Snyders-Lance, Inc.	27,773	848
HealthStream, Inc.(Æ)	38,271	1,128	SodaStream International, Ltd.(Æ)(Ñ)	4,912	99
Helen of Troy, Ltd.(Æ)	3,524	230	SpartanNash Co.	1,730	45
Hibbett Sports, Inc.(Æ)	10,250	496	TravelCenters of America LLC(Æ)	97,603	1,233
Isle of Capri Casinos, Inc.(Æ)	2,800	23	TreeHouse Foods, Inc.(Æ)	21,660	1,853
Jack in the Box, Inc.	3,747	300	Universal Corp.	20,369	896
Johnson Outdoors, Inc. Class A	2,100	66			9,172
Kona Grill, Inc.(Æ)	15,058	347
Krispy Kreme Doughnuts, Inc.(Æ)	39,745	784	Energy - 3.4%
La Quinta Holdings, Inc.(Æ)	1,000	22	Ameresco, Inc. Class A(Æ)	2,200	15
Libbey, Inc.(Æ)	22,815	717	Atwood Oceanics, Inc.	800	23
Lincoln Educational Services Corp.	128,359	362	C&J Energy Services, Inc.(Æ)	9,000	119
Malibu Boats, Inc. Class A(Æ)	9,400	181	Callon Petroleum Co.(Æ)	12,200	66
Marriott Vacations Worldwide Corp.	985	74	CARBO Ceramics, Inc.(Ñ)	20,591	825
MDC Holdings, Inc.	10,074	267	Comstock Resources, Inc.(Ñ)	72,580	494
Men's Wearhouse, Inc. (The)	6,528	288	Contango Oil & Gas Co.(Æ)	10,325	302
Meredith Corp.	16,482	896	Delek US Holdings, Inc.	9,096	248
Meritor, Inc.(Æ)	32,896	498	Emerald Oil, Inc.(Æ)(Ñ)	17,700	21
Monro Muffler Brake, Inc.(Ñ)	17,203	995	EP Energy Corp. Class A(Æ)	3,700	39
New York & Co., Inc.(Æ)	7,900	21	Forum Energy Technologies, Inc.(Æ)	11,300	234
Office Depot, Inc.(Æ)	30,200	259	Geospace Technologies Corp.(Æ)	3,986	106
Papa John's International, Inc.	4,093	229	Gulfport Energy Corp.(Æ)	9,489	396
Penn National Gaming, Inc.(Æ)	10,900	150	Helix Energy Solutions Group, Inc.(Æ)	6,290	136
Pep Boys-Manny Moe & Jack (The)(Æ)	91,253	896	Matador Resources Co.(Æ)	56,701	1,147
Performance Sports Group, Ltd.(Æ)	9,040	163	Patterson-UTI Energy, Inc.	21,769	361
Perry Ellis International, Inc.(Æ)	41,452	1,075	PBF Energy, Inc. Class A	41,470	1,105

See accompanying notes which are an integral part of the financial statements.
36 Aggressive Equity Fund

Russell Investment Funds Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
PDC Energy, Inc.(Æ)	7,504	310	Equity One, Inc.(ö)	16,900	429
Profire Energy, Inc.(Æ)(Ñ)	38,000	87	Evercore Partners, Inc. Class A	4,385	229
Ring Energy, Inc.(Æ)	31,700	333	FelCor Lodging Trust, Inc.(ö)	14,900	161
Rowan Companies PLC(Æ)	25,498	595	Fidelity & Guaranty Life	300	7
RSP Permian, Inc.(Æ)	4,900	123	First Busey Corp.	16,536	108
Stone Energy Corp.(Æ)	4,900	83	First Business Financial Services, Inc.	1,184	57
Superior Energy Services, Inc.	17,275	348	First Defiance Financial Corp.	1,051	36
Synergy Resources Corp.(Æ)	15,500	194	First Financial Bancorp	49,163	914
Unit Corp.(Æ)	11,533	393	First Financial Corp.	2,521	89
W&T Offshore, Inc.	73,039	536	First Merchants Corp.	22,290	507
		8,639	First Midwest Bancorp, Inc.	34,802	595
			FirstMerit Corp.	3,800	72
Financial Services - 21.3%			FNB Corp.	121,987	1,624
Advent Software, Inc.	27,525	843	Franklin Street Properties Corp.(ö)	81,848	1,004
AG Mortgage Investment Trust, Inc.(ö)	9,500	176	Fulton Financial Corp.	8,094	100
Alexander & Baldwin, Inc.	11,582	455	FXCM, Inc. Class A(Ñ)	11,290	187
Amerisafe, Inc.	18,867	800	Gain Capital Holdings, Inc.	151,384	1,366
AmTrust Financial Services, Inc.(Ñ)	8,681	489	German American Bancorp, Inc.	299	9
Arbor Realty Trust, Inc.(ö)	3,700	25	Getty Realty Corp.(ö)	1,283	23
Argo Group International Holdings, Ltd.	4,689	260	GFI Group, Inc.	80,793	440
Arlington Asset Investment Corp. Class A(Ñ)	10,204	271	Gladstone Commercial Corp.(ö)	1,000	17
Armada Hoffler Properties, Inc.(ö)	5,200	49	Global Cash Access Holdings, Inc.(Æ)	11,400	82
Ashford Hospitality Prime, Inc.(ö)	1,800	31	Gramercy Property Trust, Inc.(Ñ)(ö)	36,900	255
Assurant, Inc.	2,812	192	Great Southern Bancorp, Inc.	1,572	63
Asta Funding, Inc.(Æ)	9,191	81	Green Dot Corp. Class A(Æ)	9,766	200
Astoria Financial Corp.	49,919	667	Hallmark Financial Services, Inc.(Æ)	3,500	42
Atlas Financial Holdings, Inc.(Æ)	11,000	180	Hancock Holding Co.	48,171	1,479
BancFirst Corp.	3,765	239	Hanmi Financial Corp.	15,650	341
Bancorp, Inc. (The)(Æ)	77,513	844	Hanover Insurance Group, Inc. (The)	2,273	162
BancorpSouth, Inc.	51,651	1,163	Heartland Financial USA, Inc.	1,500	41
Bank of the Ozarks, Inc.	24,538	930	Heritage Financial Corp.	6,678	118
BioMed Realty Trust, Inc.(ö)	20,141	434	HFF, Inc. Class A	2,300	83
BNC Bancorp(Ñ)	1,700	29	Home BancShares, Inc.	2,807	90
BOK Financial Corp.	1,900	114	HomeTrust Bancshares, Inc.(Æ)	2,488	41
Boston Private Financial Holdings, Inc.	39,187	528	Horizon Bancorp	1,200	31
Bridge Capital Holdings(Æ)	200	4	Huntington Bancshares, Inc.	2,000	21
Brookline Bancorp, Inc.	88,443	887	Iberiabank Corp.	30,991	2,009
Bryn Mawr Bank Corp.	2,036	64	Independent Bank Corp.	140	6
Capital City Bank Group, Inc.	500	8	Infinity Property & Casualty Corp.	12,561	970
Capitol Federal Financial, Inc.	58,004	741	Inland Real Estate Corp.(ö)	2,800	31
Cedar Realty Trust, Inc.(ö)	10,700	79	Investment Technology Group, Inc.(Æ)	19,712	410
Chemical Financial Corp.	37,723	1,156	JER Investment Trust, Inc.(Å)(Æ)	1,771	—
City Holding Co.	640	30	Kite Realty Group Trust(ö)	3,425	98
City National Corp.	63	5	Lakeland Financial Corp.	2,087	90
CoBiz Financial, Inc.	16,805	221	LaSalle Hotel Properties(ö)	24,606	996
Columbia Banking System, Inc.	29,742	821	LTC Properties, Inc.(ö)	6,400	276
Columbia Property Trust, Inc.(ö)	5,100	129	Mack-Cali Realty Corp.(ö)	3,700	71
Community Bank System, Inc.	3,852	147	Maiden Holdings, Ltd.	32,499	416
Community Trust Bancorp, Inc.	2,643	97	MainSource Financial Group, Inc.	2,157	45
Consumer Portfolio Services, Inc.(Æ)	300	2	Marcus & Millichap, Inc.(Æ)	1,600	53
Crawford & Co. Class B	976	10	MarketAxess Holdings, Inc.	15,584	1,117
CubeSmart Class A(ö)	9,400	207	MB Financial, Inc.	22,388	736
Cullen/Frost Bankers, Inc.	4,649	329	Mercantile Bank Corp.	4,001	84
CVB Financial Corp.	27,459	440	Moelis & Co. Class A	4,600	161
DiamondRock Hospitality Co.(ö)	17,501	260	Morningstar, Inc.	4,591	297
Dun & Bradstreet Corp. (The)	1,070	129	National Bank Holdings Corp. Class A	65,896	1,279
East West Bancorp, Inc.	1,708	66	National Interstate Corp.	272	8
Enstar Group, Ltd.(Æ)	230	36	National Penn Bancshares, Inc.	78,706	829
EPR Properties(ö)	6,992	403	Navigators Group, Inc. (The)(Æ)	4,597	337

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 37

Russell Investment Funds Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
NBT Bancorp, Inc.	834	22	WSFS Financial Corp.	2,554	197
New Residential Investment Corp.(ö)	55,894	714			54,085
Northfield Bancorp, Inc.	20,017	297
Northrim BanCorp, Inc.	13,991	367	Health Care - 9.9%
Northwest Bancshares, Inc.	50,452	632	Abaxis, Inc.	7,020	399
OceanFirst Financial Corp.	4,688	81	Affymetrix, Inc.(Æ)(Ñ)	17,133	169
Old National Bancorp	75,869	1,130	Air Methods Corp.(Æ)(Ñ)	20,940	922
Oppenheimer Holdings, Inc. Class A(Æ)	900	21	Akorn, Inc.(Æ)	34,203	1,239
Pacific Continental Corp.	22,810	323	Align Technology, Inc.(Æ)	13,880	776
PennantPark Investment Corp.	36,866	351	Almost Family, Inc.(Æ)	2,200	64
PennyMac Financial Services, Inc. Class			Alphatec Holdings, Inc.(Æ)	15,400	22
A(Æ)	1,700	29	Analogic Corp.	105	9
Pinnacle Financial Partners, Inc.	12,013	475	Anika Therapeutics, Inc.(Æ)	10,530	429
Piper Jaffray Cos.(Æ)	11,590	674	ArQule, Inc.(Æ)	19,800	24
Potlatch Corp.(ö)	4,700	197	Bio-Reference Laboratories, Inc.(Æ)	5,107	164
Preferred Bank	881	25	BioScrip, Inc.(Æ)	53,408	373
PrivateBancorp, Inc. Class A	62,224	2,078	Bio-Techne Corp.	16,386	1,514
ProAssurance Corp.	19,901	898	Cambrex Corp.(Æ)	37,052	801
Prosperity Bancshares, Inc.	10,068	557	Cantel Medical Corp.	41,594	1,799
Provident Financial Services, Inc.	27,078	489	Centene Corp.(Æ)	10,797	1,121
Raymond James Financial, Inc.	2,900	166	ChemoCentryx, Inc.(Æ)(Ñ)	3,900	27
RE/MAX Holdings, Inc. Class A	800	27	Community Health Systems, Inc.(Æ)	500	27
Reinsurance Group of America, Inc. Class A	551	48	Cutera, Inc.(Æ)	2,300	25
Renasant Corp.	8,493	246	Cytokinetics, Inc.(Æ)	11,000	88
RLJ Lodging Trust(ö)	5,500	184	Emergent Biosolutions, Inc.(Æ)	7,523	205
S&T Bancorp, Inc.	374	11	Exactech, Inc.(Æ)	15,907	375
Safeguard Scientifics, Inc.(Æ)	12,459	247	Greatbatch, Inc.(Æ)	8,059	397
Safety Insurance Group, Inc.	2,498	160	Hanger, Inc.(Æ)	2,700	59
Sandy Spring Bancorp, Inc.	1,489	39	Health Net, Inc.(Æ)	5,850	313
Select Income REIT(ö)	3,100	76	ICON PLC(Æ)	31,594	1,612
Selective Insurance Group, Inc.	13,424	365	ICU Medical, Inc.(Æ)	700	57
Silver Bay Realty Trust Corp.(ö)	8,400	139	Kindred Healthcare, Inc.	9,550	174
Simmons First National Corp. Class A	3,034	124	Lannett Co., Inc.(Æ)	14,052	602
Sovran Self Storage, Inc.(ö)	3,100	270	LHC Group, Inc.(Æ)	2,800	87
Springleaf Holdings, Inc. Class A(Æ)	3,700	134	Ligand Pharmaceuticals, Inc. Class B(Æ)	7,000	372
State Bank Financial Corp.	16,103	322	Luminex Corp.(Æ)	2,300	43
Sterling Bancorp	6,325	91	Magellan Health, Inc.(Æ)	8,056	483
Stewart Information Services Corp.	800	30	Masimo Corp.(Æ)	4,309	114
Stock Yards Bancorp, Inc.	2,341	78	Medidata Solutions, Inc.(Æ)	32,225	1,538
Stonegate Bank	1,500	44	National Research Corp. Class A	17,885	250
Susquehanna Bancshares, Inc.	17,862	240	National Research Corp. Class B(Ñ)	8,297	297
SVB Financial Group(Æ)	227	26	Nektar Therapeutics(Æ)	11,500	178
Symetra Financial Corp.	12,560	289	Neogen Corp.(Æ)	36,715	1,822
Talmer Bancorp, Inc. Class A	8,800	124	Omnicell, Inc.(Æ)	34,753	1,151
TCF Financial Corp.	6,354	101	OncoGenex Pharmaceuticals, Inc.(Æ)	6,700	15
Territorial Bancorp, Inc.	1,794	38	OraSure Technologies, Inc.(Æ)	20,307	206
Texas Capital Bancshares, Inc.(Æ)	3,700	201	Orthofix International NV(Æ)	4,300	129
Trico Bancshares	3,400	84	PharMerica Corp.(Æ)	6,673	138
Trustmark Corp.	19,259	473	POZEN, Inc.(Æ)	1,600	13
Walker & Dunlop, Inc.(Æ)	30,792	540	Prestige Brands Holdings, Inc.(Æ)	35,444	1,231
Washington Federal, Inc.	33,598	743	Quintiles Transnational Holdings, Inc.(Æ)	1,800	106
Webster Financial Corp.	702	23	Repligen Corp.(Æ)	23,800	471
WesBanco, Inc.	2,789	97	Rigel Pharmaceuticals, Inc.(Æ)	18,801	43
Westamerica Bancorporation(Ñ)	21,038	1,031	RTI Surgical, Inc.(Æ)	173,756	904
Western Alliance Bancorp(Æ)	6,403	178	Sagent Pharmaceuticals, Inc.(Æ)	21,404	538
Western Asset Mortgage Capital Corp.(Ñ)(ö)	12,100	178	Streamline Health Solutions, Inc.(Æ)	23,400	101
Westwood Holdings Group, Inc.	12,522	774	SurModics, Inc.(Æ)	8,052	178
Wilshire Bancorp, Inc.	17,212	174	US Physical Therapy, Inc.	12,627	530
			Vascular Solutions, Inc.(Æ)	15,000	407

See accompanying notes which are an integral part of the financial statements.

38 Aggressive Equity Fund

Russell Investment Funds Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Vical, Inc.(Æ)	14,300	15	Ascent Capital Group, Inc. Class A(Æ)	2,800	148
		25,146	Astec Industries, Inc.	31,960	1,256
			AZZ, Inc.	18,054	848
Materials and Processing - 6.2%			Babcock & Wilcox Co. (The)	6,400	194
A Schulman, Inc.	8,366	339	Blount International, Inc.(Æ)	12,128	213
AAON, Inc.	49,285	1,104	Brady Corp. Class A	4,456	122
Aceto Corp.	35,696	775	Briggs & Stratton Corp.	43,729	893
Balchem Corp.	13,898	926	CAI International, Inc.(Æ)	2,270	53
Boise Cascade Co.(Æ)	162	6	Celadon Group, Inc.	19,890	451
Cabot Corp.	8,641	380	Clarcor, Inc.	15,729	1,048
Commercial Metals Co.	21,613	352	Columbus McKinnon Corp.	31,039	871
Compass Minerals International, Inc.	3,114	270	Compass Diversified Holdings	46,602	757
Cytec Industries, Inc.	1,400	65	CoStar Group, Inc.(Æ)	4,767	876
Domtar Corp.	23,017	925	Crane Co.	5,432	319
FutureFuel Corp.	13,300	173	CTPartners Executive Search, Inc.(Æ)	7,200	109
Globe Specialty Metals, Inc.	500	9	Curtiss-Wright Corp.	1,200	85
Graphic Packaging Holding Co.(Æ)	15,126	206	Deluxe Corp.	5,247	327
Greif, Inc. Class A	16,838	795	Dice Holdings, Inc.(Æ)	30,595	306
Haynes International, Inc.	10,969	532	Ducommun, Inc.(Æ)	12,921	327
Insteel Industries, Inc.	7,133	168	Echo Global Logistics, Inc.(Æ)	4,732	138
Interface, Inc. Class A	17,753	292	EMCOR Group, Inc.	10,890	484
Koppers Holdings, Inc.	9,681	252	EnerSys	13,485	832
Kronos Worldwide, Inc.	52,414	682	Engility Holdings, Inc.(Æ)	22,021	942
Landec Corp.(Æ)	16,657	230	Ennis, Inc.	30,676	413
LSI Industries, Inc.	1,455	10	Faro Technologies, Inc.(Æ)	11,975	751
Minerals Technologies, Inc.	6,736	467	Forward Air Corp.	9,817	495
MRC Global, Inc.(Æ)	1,900	29	Global Power Equipment Group, Inc.	2,800	39
Neenah Paper, Inc.	784	47	GP Strategies Corp.(Æ)	15,774	535
NN, Inc.	19,162	394	GrafTech International, Ltd.(Æ)	69,470	352
Noranda Aluminum Holding Corp.	18,800	66	Graham Corp.	3,644	105
Olympic Steel, Inc.	2,800	50	Granite Construction, Inc.	58,199	2,213
OM Group, Inc.	19,126	570	Greenbrier Cos., Inc.(Ñ)	17,543	942
Omnova Solutions, Inc.(Æ)	45,700	372	Gulfmark Offshore, Inc. Class A	17,963	439
Patrick Industries, Inc.(Æ)	14,687	646	Harsco Corp.	42,613	805
PGT, Inc.(Æ)	27,900	269	Healthcare Services Group, Inc.	13,364	413
PH Glatfelter Co.	932	24	Herman Miller, Inc.	34,306	1,010
Quaker Chemical Corp.	2,417	222	Hudson Technologies, Inc.(Æ)	48,400	182
Resolute Forest Products, Inc.(Æ)	39,988	704	Icad, Inc.(Æ)	17,900	164
RTI International Metals, Inc.(Æ)	16,945	428	InnerWorkings, Inc.(Æ)	9,000	70
Schnitzer Steel Industries, Inc. Class A	14,775	333	Itron, Inc.(Æ)	7,900	334
Simpson Manufacturing Co., Inc.	33,190	1,148	Jason Industries, Inc.(Æ)	9,200	91
Stepan Co.	1,840	74	Kadant, Inc.	2,166	93
Universal Forest Products, Inc.	6,950	370	Kimball International, Inc. Class B	13,300	121
Universal Stainless & Alloy Products, Inc.(Æ)	17,319	436	Knight Transportation, Inc.	15,500	522
Watsco, Inc.	5,053	541	Knoll, Inc.	24,850	527
Worthington Industries, Inc.	1,500	45	Layne Christensen Co.(Æ)	2,300	22
		15,726	Lexmark International, Inc. Class A	9,048	373
			ManpowerGroup, Inc.	2,900	198
Producer Durables - 18.2%			Marten Transport, Ltd.	10,071	220
ABM Industries, Inc.	38,642	1,107	MAXIMUS, Inc.	29,588	1,623
ACCO Brands Corp.(Æ)	57,081	514	McGrath RentCorp	13,979	501
Advisory Board Co. (The)(Æ)	15,200	744	Mesa Laboratories, Inc.	10,067	778
AGCO Corp.	700	32	Mistras Group, Inc.(Æ)	7,521	138
Air Transport Services Group, Inc.(Æ)	14,077	120	Modine Manufacturing Co.(Æ)	1,475	20
Alamo Group, Inc.	900	44	Moog, Inc. Class A(Æ)	3,559	263
American Superconductor Corp.(Æ)	24,100	18	MYR Group, Inc.(Æ)	6,424	176
Applied Industrial Technologies, Inc.	4,454	203	Old Dominion Freight Line, Inc.(Æ)	7,021	545
ArcBest Corp.	920	43	Orion Marine Group, Inc.(Æ)	7,575	84
Ardmore Shipping Corp.	88,544	1,059	Performant Financial Corp.(Æ)	10,100	67

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 39

Russell Investment Funds Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Powell Industries, Inc.	7,416	364	Envestnet, Inc.(Æ)	23,720	1,165
Primoris Services Corp.	7,372	171	Exa Corp.(Æ)	23,650	279
Proto Labs, Inc.(Æ)(Ñ)	34,432	2,313	FleetMatics Group PLC(Æ)(Ñ)	24,771	879
Quad/Graphics, Inc.	9,375	215	FormFactor, Inc.(Æ)	110,160	947
Quality Distribution, Inc.(Æ)	4,200	45	Glu Mobile, Inc.(Æ)(Ñ)	54,299	212
Raven Industries, Inc.	33,730	843	GSI Group, Inc.(Æ)	17,261	255
Regal-Beloit Corp.	16,100	1,211	Harmonic, Inc.(Æ)	22,696	159
Resources Connection, Inc.	46,817	770	Infinera Corp.(Æ)(Ñ)	7,421	110
Rollins, Inc.	16,454	545	Ingram Micro, Inc. Class A(Æ)	873	24
RPX Corp. Class A(Æ)	12,300	169	Insight Enterprises, Inc.(Æ)	11,971	310
Saia, Inc.(Æ)	25,442	1,408	Interactive Intelligence Group, Inc.(Æ)(Ñ)	12,120	581
SkyWest, Inc.	58,529	777	InvenSense, Inc. Class A(Æ)(Ñ)	56,350	917
Spartan Motors, Inc.	3,000	16	Jive Software, Inc.(Æ)	2,900	17
Sun Hydraulics Corp.	35,682	1,405	Kemet Corp.(Æ)	8,900	37
Teledyne Technologies, Inc.(Æ)	5,679	583	KEYW Holding Corp. (The)(Æ)(Ñ)	35,322	367
TeleTech Holdings, Inc.(Æ)	5,674	134	Kulicke & Soffa Industries, Inc.(Æ)	69,110	999
Tennant Co.	195	14	Leidos Holdings, Inc.	1,400	61
Tidewater, Inc.(Ñ)	19,552	634	Limelight Networks, Inc.(Æ)	6,534	18
Toro Co. (The)	2,321	148	ManTech International Corp. Class A	6,706	203
Tsakos Energy Navigation, Ltd.	33,601	235	MaxLinear, Inc. Class A(Æ)	1,200	9
Tutor Perini Corp.(Æ)	7,627	184	Mentor Graphics Corp.	10,450	229
Vishay Precision Group, Inc.(Æ)	19,650	337	Mercury Systems, Inc.(Æ)	25,127	350
Wabash National Corp.(Æ)	65,646	811	Meru Networks, Inc.(Æ)	1,000	4
WageWorks, Inc.(Æ)	16,760	1,082	Micrel, Inc.	81,150	1,177
Watts Water Technologies, Inc. Class A	1,297	82	Multi-Fineline Electronix, Inc.(Æ)	300	3
Werner Enterprises, Inc.	11,800	368	NeoPhotonics Corp.(Æ)	4,600	16
Woodward, Inc.	4,042	199	NIC, Inc.	48,800	878
		46,170	Novatel Wireless, Inc.(Æ)	7,700	25
			NVE Corp.(Æ)	6,556	464
Technology - 15.2%			Oclaro, Inc.(Æ)	14,900	27
Acacia Research Corp.(Ñ)	68,970	1,168	PC Connection, Inc.	6,529	160
ACI Worldwide, Inc.(Æ)	42,930	866	Photronics, Inc.(Æ)	97,598	811
ADTRAN, Inc.	37,595	819	Plexus Corp.(Æ)	5,465	225
Alpha & Omega Semiconductor, Ltd.(Æ)	7,800	69	PMC-Sierra, Inc.(Æ)	41,100	376
ANADIGICS, Inc.(Æ)	11,500	9	Polycom, Inc.(Æ)	36,004	486
Anixter International, Inc.(Æ)	4,334	384	Progress Software Corp.(Æ)	15,782	426
Aruba Networks, Inc.(Æ)	39,060	710	Pros Holdings, Inc.(Æ)	25,160	691
Aspen Technology, Inc.(Æ)	9,351	327	QLogic Corp.(Æ)	29,248	390
Aviat Networks, Inc.(Æ)	22,800	34	Quantum Corp.(Æ)(Ñ)	63,100	111
AXT, Inc.(Æ)	4,800	13	Rightside Group, Ltd.(Æ)	900	6
Benchmark Electronics, Inc.(Æ)	16,567	422	Rofin-Sinar Technologies, Inc.(Æ)	1,000	29
Blackbaud, Inc.	26,936	1,166	Ruckus Wireless, Inc.(Æ)	59,967	721
Bottomline Technologies de, Inc.(Æ)	30,280	765	Rudolph Technologies, Inc.(Æ)	11,200	115
Calix, Inc.(Æ)	18,000	180	Sanmina Corp.(Æ)	19,896	469
CEVA, Inc.(Æ)	31,578	573	Sapiens International Corp. NV(Æ)	14,985	111
Cohu, Inc.	45,764	545	SciQuest, Inc.(Æ)	28,475	411
Computer Task Group, Inc.	8,788	84	Sigma Designs, Inc.(Æ)	14,400	107
comScore, Inc.(Æ)	4,199	195	Silicon Laboratories, Inc.(Æ)	32,240	1,534
Comtech Telecommunications Corp.	7,916	250	Skyworks Solutions, Inc.	3,753	273
CSG Systems International, Inc.	10,848	272	Sparton Corp.(Æ)	14,755	418
CYREN, Ltd.(Æ)	33,600	58	SPS Commerce, Inc.(Æ)	24,869	1,408
Daktronics, Inc.	1,192	15	Stratasys, Ltd.(Æ)(Ñ)	5,228	435
Demand Media, Inc.(Æ)	11,694	72	Support.com, Inc.(Æ)	17,005	36
Diebold, Inc.	29,468	1,020	Synaptics, Inc.(Æ)	4,700	324
DTS, Inc.(Æ)	1,400	43	Synchronoss Technologies, Inc.(Æ)	13,845	580
Electro Scientific Industries, Inc.	73,538	570	Synopsys, Inc.(Æ)	507	22
Ellie Mae, Inc.(Æ)	35,378	1,425	Syntel, Inc.(Æ)	5,308	238
Emulex Corp.(Æ)	31,800	180	Take-Two Interactive Software, Inc.(Æ)	15,323	429
Entropic Communications, Inc.(Æ)	28,500	72	TeleNav, Inc.(Æ)	14,217	95

See accompanying notes which are an integral part of the financial statements.

40 Aggressive Equity Fund

Russell Investment Funds Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)

		Principal		Fair
		Amount ($) or		Value
		Shares		$
	Tessco Technologies, Inc.	16,072		466
	Towerstream Corp.(Æ)(Ñ)	48,922		91
	Tyler Technologies, Inc.(Æ)	18,470		2,021
	Ultimate Software Group, Inc.(Æ)	2,170		319
	United Online, Inc.(Æ)	3,500		51
	Vishay Intertechnology, Inc.	32,956		466
	Xcerra Corp.(Æ)	76,013		696
	Zhone Technologies, Inc.(Æ)	4,600		8
	Zynga, Inc. Class A(Æ)	22,500		60
				38,643

	Utilities - 1.2%
	Advantage Oil & Gas, Ltd.(Æ)	114,204		548
	Alaska Communications Systems Group, Inc.
	(Æ)	8,300		15
	Allete, Inc.	257		14
	American States Water Co.	2,308		87
	Artesian Resources Corp. Class A	668		15
	California Water Service Group	7,406		182
	IDT Corp. Class B	3,083		63
	Intelsat SA(Æ)	3,800		66
	Laclede Group, Inc. (The)	6,848		365
	New Jersey Resources Corp.	2,947		180
	NTELOS Holdings Corp.(Æ)	5,600		23
	PNM Resources, Inc.	9,128		271
	Portland General Electric Co.	3,000		113
	Southwest Gas Corp.	9,013		557
	UIL Holdings Corp.	4,219		184
	Unitil Corp.	6,785		248
	West Corp.	3,300		109
				3,040

	Total Common Stocks
	(cost $204,715)			237,817

Short -Term Investments - 6.2%
	Russell U.S. Cash Management Fund	15,823,294	(∞)	15,823
	Total Short-Term Investments
	(cost $15,823)			15,823

	Other Securities - 6.0%
	Russell U.S. Cash Collateral Fund(×)	15,278,575	(∞)	15,279
	Total Other Securities
	(cost $15,279)			15,279

	Total Investments 105.9%
	(identified cost $235,817)			268,919

	Other Assets and Liabilities, Net
-	(5.9%)			(15,116)
	Net Assets - 100.0%			253,803

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 41

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2014

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)
		Principal Amount ($) or shares		Cost per	Cost	Fair Value
% of Net Assets	Acquisition			Unit	(000)	(000)
Securities	Date			$	$	$
0.0%
JER Investment Trust, Inc.	05/27/04	1,771		82.03	145	—
						—
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts
Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
	Number of	Notional		Expiration		(Depreciation)
	Contracts	Amount		Date		$
Long Positions
Russell 2000 Mini Index Futures	133	USD	15,969	03/15		407
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						407

Presentation of Portfolio Holdings
Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$37,196	$—	$—	$37,196	14.7
Consumer Staples	9,172	—	—	9,172	3.6
Energy	8,639	—	—	8,639	3.4
Financial Services	54,085	—	—	54,085	21.3
Health Care	25,146	—	—	25,146	9.9
Materials and Processing	15,726	—	—	15,726	6.2
Producer Durables	46,170	—	—	46,170	18.2
Technology	38,643	—	—	38,643	15.2
Utilities	3,040	—	—	3,040	1.2
Short-Term Investments	—	15,823	—	15,823	6.2
Other Securities	—	15,279	—	15,279	6.0
Total Investments	237,817	31,102	—	268,919	105.9
Other Assets and Liabilities, Net					(5.9)
					100.0
Other Financial Instruments
Futures Contracts	407	—	—	407	0.2
Total Other Financial Instruments*	$407	$—	$—	$407

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

42 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Fair Value of Derivative Instruments — December 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$407

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$704

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(175)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 43

Russell Investment Funds
Aggressive Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —December 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$14,849	$	— $	14,849
Total	$14,849	$	— $	14,849

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Barclays	$3,037	$	— $	3,037	$—
Citigroup	1,044		—	1,044	—
Credit Suisse	90		—	90	—
Deutsche Bank	1,468		—	1,468	—
Fidelity	4,305		—	4,305	—
Goldman Sachs	1,127		—	1,127	—
JPMorgan Chase	1,868		—	1,868	—
Morgan Stanley	1,565		—	1,565	—
UBS	345		—	345	—
Total	$14,849	$	— $	14,849	$—

See accompanying notes which are an integral part of the financial statements.

44 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —December 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$129	$	— $	129
Total	$129	$	— $	129

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Amounts of
Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Merrill Lynch	$129	$	— $	129	$—
Total	$129	$	— $	129	$—

* Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.
Aggressive Equity Fund 45

Russell Investment Funds

Aggressive Equity Fund

Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$235,817
Investments, at fair value(*)(>)	268,919
Cash (restricted)(a)	1,045
Receivables:
Dividends and interest	272
Dividends from affiliated Russell funds	1
Investments sold	494
Total assets	270,731

Liabilities
Payables:
Investments purchased	1,168
Fund shares redeemed	99
Accrued fees to affiliates	192
Other accrued expenses	61
Variation margin on futures contracts	129
Payable upon return of securities loaned	15,279
Total liabilities	16,928

Net Assets	$253,803

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$328
Accumulated net realized gain (loss)	1,397
Unrealized appreciation (depreciation) on:
Investments	33,102
Futures contracts	407
Shares of beneficial interest	164
Additional paid-in capital	218,405
Net Assets	$253,803

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$15.51
Net assets	$253,802,591
Shares outstanding ($.01 par value)	16,360,697
Amounts in thousands
(*) Securities on loan included in investments	$14,849
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$31,102
(a) Cash Collateral for Futures	$1,045
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

46 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Dividends	$3,193
Dividends from affiliated Russell funds	14
Securities lending income	138
Total investment income	3,345

Expenses
Advisory fees	2,215
Administrative fees	123
Custodian fees	117
Transfer agent fees	11
Professional fees	53
Trustees’ fees	6
Printing fees	41
Miscellaneous	46
Expenses before reductions	2,612
Expense reductions	(123)
Net expenses	2,489
Net investment income (loss)	856

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	17,290
Futures contracts	704
Net realized gain (loss)	17,994
Net change in unrealized appreciation (depreciation) on:
Investments	(14,385)
Futures contracts	(175)
Net change in unrealized appreciation (depreciation)	(14,560)
Net realized and unrealized gain (loss)	3,434
Net Increase (Decrease) in Net Assets from Operations	$4,290

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 47

Russell Investment Funds

Aggressive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$856	$1,057
Net realized gain (loss)	17,994	32,228
Net change in unrealized appreciation (depreciation)	(14,560)	37,680
Net increase (decrease) in net assets from operations	4,290	70,965

Distributions
From net investment income	(618)	(929)
From net realized gain	(23,723)	(16,473)
Net decrease in net assets from distributions	(24,341)	(17,402)

Share Transactions*
Net increase (decrease) in net assets from share transactions	36,026	(1,637)
Total Net Increase (Decrease) in Net Assets	15,975	51,926

Net Assets
Beginning of period	237,828	185,902
End of period	$253,803	$237,828
Undistributed (overdistributed) net investment income included in net assets	$328	$90

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,528	$40,528	705	$11,092
Proceeds from reinvestment of distributions	1,557	24,341	1,041	17,401
Payments for shares redeemed	(1,813)	(28,843)	(1,934)	(30,130)
Total increase (decrease)	2,272	$36,026	(188)	$(1,637)

See accompanying notes which are an integral part of the financial statements.

48 Aggressive Equity Fund

(This page intentionally left blank)

Russell Investment Funds

Aggressive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2014	16.88	.06	.18	.24	(.04)	(1.57)
December 31, 2013	13.02	.08	5.11	5.19	(.07)	(1.26)
December 31, 2012	11.36	.13	1.67	1.80	(.14)	—
December 31, 2011	11.92	.04	(.54)	(.50)	(.06)	—
December 31, 2010	9.59	.04	2.34	2.38	(.05)	—

See accompanying notes which are an integral part of the financial statements.

50 Aggressive Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(1.61)	15.51	1.56	253,803	1.06	1.01	.35	80
(1.33)	16.88	40.00	237,828	1.05	1.00	.50	77
(.14)	13.02	15.84	185,902	1.09	1.04	1.08	150
(.06)	11.36	(4.20)	177,035	1.08	1.02	.37	105
(.05)	11.92	24.88	191,763	1.11	1.05	.44	107

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 51

Russell Investment Funds Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

52 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Non-U.S. Fund (the “Fund”) employs a multi-manager	Regionally, Asia ex-Japan had the most positive performance
approach whereby portions of the Fund are allocated to different	over the year, led by countries like Hong Kong and Singapore.
money managers. Fund assets not allocated to money managers	Continental Europe struggled over the period as the larger
are managed by Russell Investment Management Company	economies such as France and Germany weighed on the region.
(“RIMCo”), the Fund’s advisor. RIMCo may change the allocation	Some of the peripheral countries such as Portugal and Greece
of the Fund’s assets among money managers at any time. An	sold off meaningfully, while Norway struggled due to dependence
exemptive order from the Securities and Exchange Commission	on oil. Emerging markets generally outperformed non-U.S.
(“SEC”) permits RIMCo to engage or terminate a money manager	developed markets, as countries such as India, Indonesia,
at any time, subject to approval by the Fund’s Board, without a	Philippines, Thailand and Turkey were able to outpace very poor
shareholder vote. Pursuant to the terms of the exemptive order, the	performance in Russia, Hungary and Brazil. The Fund benefited
Fund is required to notify its shareholders within 90 days of when	from strong stock selection in emerging markets and in Canada
a money manager begins providing services. As of December 31,	and Asia ex-Japan. However, ineffective stock selection in the
2014, the Fund had four money managers.	U.K. and underweights to Asia ex-Japan and Canada detracted

What is the Fund’s investment objective?	from performance.
The Fund seeks to provide long term capital growth.	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
How did the Fund perform relative to its benchmark for the	relative performance?
fiscal year ended December 31, 2014?	Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”)
For the fiscal year ended December 31, 2014, the Non-U.S.	outperformed the Fund’s benchmark for the fiscal year. Strong
Fund lost 4.45%. This is compared to the Fund’s benchmark, the	stock selection across most regions was the main driver of
Russell Developed ex-U.S. Large Cap™ Index (Net), which lost	outperformance. Additionally, effective stock selection within
4.01 % during the same period. The Fund’s performance includes	consumer discretionary and an underweight to energy added to
operating expenses, whereas index returns are unmanaged and do	performance. Ineffective stock selection in financials detracted
not include expenses of any kind.	from performance.
For the fiscal year ended December 31, 2014, the Morningstar®
MFS Institutional Advisors Inc. (“MFS”) outperformed the Fund’s
Insurance Foreign Large Blend, a group of funds that Morningstar	benchmark for the fiscal year. Strong stock selection in emerging
considers to have investment strategies similar to those of the	markets and Canada were the biggest contributors to the
Fund, lost 4.81%. This result serves as a peer comparison and is	performance, supported by effective stock selection within and an
expressed net of operating expenses.	overweight to information technology stocks and an underweight
How did the market conditions described in the Market	to the energy sector. However poor stock selection in the U.K.
Summary report affect the Fund’s performance?	and consumer discretionary and health care stocks offset some
For the fiscal year ended December 31, 2014, growth companies	of the gains.
generally outperformed value companies and stocks that exhibited	Pzena Investment Management LLC (“Pzena”) underperformed
higher quality and strong balance sheets tended to outperform	the Fund’s benchmark for the fiscal year. Poor stock selection
stocks of lower quality companies, as evidenced by defensive	within industrials and consumer discretionary combined with
stocks outperforming their dynamic peers.	an overweight position in energy detracted meaningfully from
This defensiveness was reflected in sector performance, as health	performance. Additionally, ineffective stock selection in emerging
care and utility stocks far outpaced more cyclically oriented sectors	markets added to the poor performance. Effective stock selection
such as energy and materials, which were the worst performing	in the U.K., Asia ex-Japan, telecoms, technology, and consumer
sectors over the period. The technology sector performed well	staples mitigated some of the losses.
during the period led primarily by semiconductor and hardware	William Blair & Company, LLC (“William Blair”) outperformed
companies, while software and services lagged within the sector.	the Fund’s benchmark for the fiscal year. Selection within U.K.
The Fund benefited from an overweight to the technology sector	securities was a challenge for William Blair, offsetting strong
as well as from effective stock selection within the sector. Strong	stock selection in emerging markets, Canada, and EMEA ex-U.K.
stock selection in consumer staples and an underweight to energy	Effective selection in financials, consumer staples and industrials
were both positive while poor stock selection in energy, consumer	overcame poor selection within the energy and materials sector.
discretionary and industrials stocks detracted.	RIMCo manages the portion of the Fund’s assets that RIMCo
determines not to allocate to the money managers. Assets not

Non-U.S. Fund 53

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

allocated to managers include the Fund’s liquidity reserves and	selection in each of the three global regions. Morgan Stanley
assets which may be managed directly by RIMCo to modify the	tends to make relatively significant region and country allocation
Fund’s overall portfolio characteristics to seek to achieve the	tilts, which RIMCo believes provides the Fund an additional
desired risk/return profile for the Fund.	source of potential excess return.
During the period, RIMCo managed a positioning strategy that	There were no changes to the Fund’s structure or the money
invested in the top 200 largest stocks by market capitalization	manager line-up during the fiscal year.
in the Russell Developed Large Cap Defensive Index. This
strategy positively contributed to the Fund’s benchmark-relative	Money Managers as of December 31,
performance in 2014, mainly due to the positive performance of	2014	Styles
certain financials and energy stocks as well stocks in EMEA ex-	Barrow, Hanley, Mewhinney & Strauss, LLC Value
UK. The strategy’s overweight to the health care sector also added	MFS Institutional Advisors Inc.	Growth
	William Blair & Company, LLC	Growth
value, though its overweight to the energy sector detracted from	Pzena Investment Management LLC	Value
performance.	The views expressed in this report reflect those of the
During the period, RIMCo also used futures contracts to manage	portfolio managers only through the end of the period
country exposure, by going long on Japan and short on emerging	covered by the report. These views do not necessarily
markets versus the Fund’s benchmark. This strategy had a	represent the views of RIMCo or any other person in RIMCo
mostly negative impact on performance, as Japan generally	or any other affiliated organization. These views are
underperformed emerging markets.	subject to change at any time based upon market conditions
or other events, and RIMCo disclaims any responsibility to
Describe any changes to the Fund’s structure or the money	update the views contained herein.	These views should not
manager line-up.	be relied on as investment advice and, because investment
In June 2014, RIMCo terminated AEW Capital Management	decisions for a Russell Investment Funds (“RIF”) Fund are
as a money manager for the Fund and hired Morgan Stanley as	based on numerous factors, should not be relied on as an
a money manager for the Fund. Morgan Stanley’s investment	indication of investment decisions of any RIF Fund.
approach is value-driven, with an emphasis on bottom-up stock

*	Assumes initial investment on January 1, 2005.
**	The Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
***	The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The International Developed Markets Linked Benchmark represents the returns of the MSCI
EAFE Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) thereafter.
§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

54 Non-U.S. Fund

Russell Investment Funds Non-U.S. Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$918.00	$1,019.86
The information in the table under the heading “Actual	Expenses Paid During Period*	$5.12	$5.40
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Non-U.S. Fund 55

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 93.8%			Crescent Point Energy Corp.	1,275	30
Australia - 0.6%			Enbridge, Inc.	1,690	87
Amcor, Ltd. Class A	3,666	40	Husky Energy, Inc.	900	21
Australia & New Zealand Banking			Imperial Oil, Ltd.	749	32
Group, Ltd. - ADR	7,619	198	Loblaw Cos., Ltd.	20,565	1,101
BHP Billiton, Ltd. - ADR	9,597	228	Magna International, Inc. Class A	516	56
Brambles, Ltd.	4,724	41	National Bank of Canada	929	40
Commonwealth Bank of Australia - ADR	4,829	336	Pembina Pipeline Corp.	969	35
CSL, Ltd.	1,448	102	Power Corp. of Canada	1,080	30
Insurance Australia Group, Ltd.	6,812	35	Rogers Communications, Inc. Class B	1,103	43
National Australia Bank, Ltd. - ADR	6,292	171	Royal Bank of Canada - GDR	3,545	245
Orica, Ltd.	25,917	398	Shaw Communications, Inc. Class B	1,091	29
Origin Energy, Ltd.	2,247	21	Suncor Energy, Inc.	43,873	1,394
Santos, Ltd.	2,837	19	Toronto Dominion Bank	5,508	263
Scentre Group(Æ)(ö)	15,532	44	TransCanada Corp.	2,123	104
Suncorp Group, Ltd.	3,547	40	Valeant Pharmaceuticals International,
Telstra Corp., Ltd.	12,751	62	Inc.(Æ)	9,222	1,320
Wesfarmers, Ltd.	3,376	114			12,798
Westfield Corp.(Æ)(ö)	6,053	44
Westpac Banking Corp.	8,512	229	Cayman Islands - 1.0%
Woodside Petroleum, Ltd.	1,874	58	Alibaba Group Holding, Ltd. - ADR(Æ)	9,248	961
Woolworths, Ltd.	3,781	94	Baidu, Inc. - ADR(Æ)	5,057	1,153
		2,274	MGM China Holdings, Ltd.	340,400	858
			NetEase, Inc. - ADR	8,118	805
Austria - 0.4%					3,777
Erste Group Bank AG	60,200	1,380
			Czech Republic - 0.2%
Belgium - 0.5%			CEZ AS	31,100	799
Anheuser-Busch InBev NV	11,219	1,262
KBC Groep NV(Æ)	11,398	633	Denmark - 2.2%
		1,895	AP Moeller - Maersk A/S Class A	11	21
			AP Moeller - Maersk A/S Class B	20	40
Bermuda - 0.4%			Carlsberg A/S Class B	7,607	591
Li & Fung, Ltd.	906,000	847	Coloplast A/S Class B	16,844	1,418
PartnerRe, Ltd.	5,589	638	Danske Bank A/S	116,901	3,146
		1,485	Novo Nordisk A/S Class B	37,732	1,596
			Novozymes A/S Class B	706	30
Brazil - 0.9%			TDC A/S	209,600	1,597
Embraer SA - ADR(Ñ)	52,000	1,916			8,439
Itau Unibanco Holding SA - ADR	58,958	767
Kroton Educacional SA	107,200	618	Finland - 0.4%
		3,301	Fortum OYJ	1,231	27
			Kone OYJ Class B	1,009	46
Canada - 3.4%			Sampo Oyj Class A	31,471	1,475
Alimentation Couche-Tard, Inc. Class B	43,806	1,835			1,548
ARC Resources, Ltd.	911	20
Bank of Montreal	1,931	137	France - 9.1%
Bank of Nova Scotia (The)	3,615	206	Air Liquide SA Class A	16,776	2,070
BCE, Inc.	1,208	55	Bouygues SA - ADR	34,425	1,242
Brookfield Asset Management, Inc. Class			Bureau Veritas SA	18,299	404
A(Æ)	38,200	1,914	Capital Gemini SA	40,803	2,906
Brookfield Asset Management, Inc.			Casino Guichard Perrachon SA(Æ)	3,900	359
Class A	1,455	73	Christian Dior SA	139	24
Canadian Imperial Bank of Commerce(Þ)	822	71	Credit Agricole SA	72,043	926
Canadian National Railway Co.(Æ)(Þ)	35,052	2,414	Danone SA	30,667	2,017
Canadian National Railway Co.	2,196	151	Dassault Systemes SA	7,561	460
Canadian Natural Resources, Ltd.	3,284	102	Essilor International SA	628	70
Canadian Oil Sands, Ltd.	1,404	13	Faurecia	32,155	1,196
Canadian Pacific Railway, Ltd.	409	79	GDF Suez	52,932	1,236
Cenovus Energy, Inc.	1,140	24	Hermes International	563	201
CI Financial Corp.	31,445	874	Legrand SA - ADR	19,222	1,007
See accompanying notes which are an integral part of the financial statements.
56 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
L'Oreal SA	638	107	Tencent Holdings, Ltd.(Æ)	76,200	1,093
LVMH Moet Hennessy Louis Vuitton					9,581
SA - ADR(Ñ)	12,393	1,960
Natixis SA	66,883	440	Hungary - 0.2%
Pernod Ricard SA	17,857	1,980	OTP Bank PLC	46,650	674
Publicis Groupe SA - ADR	15,728	1,127
Rallye SA	38,785	1,359	India - 1.4%
			HDFC Bank, Ltd. - ADR(Ñ)	42,544	2,160
Safran SA	665	41	Housing Development Finance Corp.,
Sanofi - ADR	41,535	3,786	Ltd.	69,108	1,236
Schneider Electric SE(Æ)	49,275	3,580	Reliance Industries, Ltd.	34,648	487
Sodexo SA	278	27	Tata Motors, Ltd. - ADR	34,146	1,444
Total SA	66,002	3,403			5,327
Unibail-Rodamco SE(ö)	133	34
Valeo SA	6,860	854	Indonesia - 0.5%
Vallourec SA	52,544	1,435	Bank Rakyat Indonesia Persero Tbk PT	1,606,000	1,495
Vinci SA	1,672	91	Telekomunikasi Indonesia Persero Tbk
Vivendi SA - ADR(Æ)	1,803	45	PT	1,533,200	352
		34,387			1,847

Germany - 7.3%			Ireland - 1.1%
Adidas AG	629	44	CRH PLC	80,500	1,913
Allianz SE	630	105	Kerry Group PLC Class A	384	26
BASF SE	2,374	201	Ryanair Holdings PLC - ADR(Æ)	20,052	1,429
Bayer AG	32,997	4,512	XL Group PLC Class A	25,200	866
Bayerische Motoren Werke AG	11,930	1,296			4,234
Beiersdorf AG(Æ)	18,071	1,473
Bidvest Group, Ltd.(Æ)	38,364	1,003	Israel - 1.5%
Continental AG	10,668	2,265	Check Point Software Technologies, Ltd.
Daimler AG	33,100	2,763	(Æ)	20,589	1,617
Deutsche Boerse AG	46,458	3,329	Teva Pharmaceutical Industries, Ltd.
Deutsche Post AG	2,627	86	- ADR	69,377	3,991
Fresenius Medical Care AG & Co. KGaA	626	47	Teva Pharmaceutical Industries, Ltd.	1,380	79
Fresenius SE & Co. KGaA	1,091	57			5,687
Henkel AG & Co. KGaA	309	30
Linde AG	10,232	1,909	Italy - 1.6%
Merck KGaA	16,671	1,581	Enel SpA	196,150	877
MTU Aero Engines AG	4,195	366	ENI SpA - ADR	154,144	2,692
Muenchener Rueckversicherungs-			Intesa Sanpaolo SpA	564,717	1,633
Gesellschaft AG in Muenchen	504	101	Snam Rete Gas SpA	6,035	30
ProSiebenSat.1 Media AG	26,387	1,112	Telecom Italia SpA(Æ)	879,650	933
Rational AG	1,744	548			6,165

SAP SE - ADR	25,325	1,790	Japan - 12.8%
Siemens AG	14,980	1,698	Amada Co., Ltd.	93,900	805
Volkswagen AG	6,866	1,496	Asahi Group Holdings, Ltd.	1,100	34
		27,812	Astellas Pharma, Inc.	115,600	1,609
Hong Kong - 2.5%			Canon, Inc.	61,500	1,953
AIA Group, Ltd.	590,400	3,250	Dai-ichi Life Insurance Co., Ltd. (The)	47,150	715
Cheung Kong Holdings, Ltd.	3,000	50	Daikin Industries, Ltd.	24,500	1,580
China Mobile, Ltd.	152,000	1,786	Daito Trust Construction Co., Ltd.	6,700	759
China Overseas Land & Investment, Ltd.	280,000	826	Denso Corp.	44,800	2,089
CLP Holdings, Ltd.	5,500	48	Eisai Co., Ltd.	700	27
Global Brands Group Holdings, Ltd.(Æ)	2,396,000	468	FANUC Corp.	14,300	2,360
Guangdong Investment, Ltd.	541,700	705	Fuji Electric Co., Ltd.	13,000	52
Hang Seng Bank, Ltd.	2,200	37	Fuji Heavy Industries, Ltd.	43,900	1,546
Hong Kong & China Gas Co., Ltd.	18,360	42	Hitachi, Ltd.	271,000	1,983
Lenovo Group, Ltd.	892,000	1,163	Honda Motor Co., Ltd.	128,700	3,743
Link REIT (The)(ö)	7,000	44	Hoya Corp.	89,200	2,987
Power Assets Holdings, Ltd.	4,000	39	Inpex Corp.	83,600	928
Sun Hung Kai Properties, Ltd.	2,000	30	Isuzu Motors, Ltd.	40,500	494

			See accompanying notes which are an integral part of the financial statements.
				Non -U.S. Fund 57

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
ITOCHU Corp.	101,100	1,081	Orkla ASA	160,300	1,092
Japan Tobacco, Inc.	32,300	887	Statoil ASA Class N	3,152	55
Kao Corp.	35,000	1,381	TE Connectivity, Ltd.	45,710	922
KDDI Corp.	17,200	1,076			2,976
Keyence Corp.	2,700	1,196
Kyocera Corp.	20,100	921	Russia - 0.3%
Mabuchi Motor Co., Ltd.	42,000	1,655	Gazprom OAO - ADR(Æ)	243,440	1,126
Mitsubishi Corp.	2,500	46	Sberbank of Russia - ADR	48,856	196
Mitsubishi UFJ Financial Group, Inc.	156,700	859	Sberbank of Russia - ADR(Æ)	488	2
MS&AD Insurance Group Holdings, Inc.	17,700	420			1,324

Murata Manufacturing Co., Ltd.	9,200	1,005	Singapore - 1.8%
Nippon Telegraph & Telephone Corp.	1,100	57	DBS Group Holdings, Ltd.	125,000	1,930
Nitori Holdings Co., Ltd.	13,900	747	Jardine Cycle & Carriage, Ltd.	71,500	2,296
NTT DOCOMO, Inc.	58,400	855	Keppel Corp., Ltd. - ADR	4,000	27
ORIX Corp.	103,700	1,296	Oversea-Chinese Banking Corp., Ltd.	7,875	62
Recruit Holdings Co., Ltd.	8,100	229	Singapore Telecommunications, Ltd.	169,000	496
Secom Co., Ltd.	18,300	1,051	United Overseas Bank, Ltd.	118,100	2,183
Seven & i Holdings Co., Ltd.	1,400	50			6,994
Shin-Etsu Chemical Co., Ltd.	42,000	2,733
SMC Corp.	4,100	1,068	South Africa - 0.3%
Sompo Japan Nipponkoa Holdings, Inc.	25,600	643	Discovery Holdings, Ltd.	132,149	1,262
Sumitomo Corp.	132,000	1,356
Sumitomo Mitsui Financial Group, Inc.	71,700	2,591	South Korea - 1.0%
Takeda Pharmaceutical Co., Ltd.	2,100	87	Hana Financial Group, Inc.	25,755	744
Terumo Corp.	36,000	820	Hankook Tire Co., Ltd.(Æ)	21,500	1,023
Tokyo Gas Co., Ltd.	6,000	32	Samsung Electronics Co., Ltd.	801	963
Toyota Motor Corp.	14,500	904	Shinhan Financial Group Co., Ltd.(Æ)	27,071	1,086
		48,710			3,816

Jersey - 1.5%			Spain - 1.4%
Delphi Automotive PLC	11,744	854	Amadeus IT Holding SA Class A	57,627	2,290
Experian PLC	2,901	49	Banco Santander SA - ADR	267,675	2,238
Wolseley PLC - ADR	1,378	78	Iberdrola SA	8,470	57
WPP PLC	224,917	4,667	Inditex SA(Æ)	3,750	107
		5,648	Indra Sistemas SA	40,975	397
			Telefonica SA - ADR(Æ)	2,503	36
Luxembourg - 0.0%					5,125
SES SA	885	32
Tenaris SA	1,276	19	Sweden - 1.4%
		51	Assa Abloy AB Class B	1,058	56
			Atlas Copco AB Class A	49,656	1,383
Netherlands - 6.5%			Atlas Copco AB Class B	1,129	29
Aegon NV	265,800	1,994	Electrolux AB	17,495	513
Akzo Nobel NV	34,418	2,387	Hennes & Mauritz AB Class B	29,162	1,210
Delta Lloyd NV	99,500	2,187	Hexagon AB Class B	11,672	361
Heineken NV	11,324	804	Nordea Bank AB	4,647	54
ING Groep NV(Æ)	455,699	5,901	Sandvik AB	144,800	1,409
Koninklijke Ahold NV(Æ)	2,010	36	Svenska Cellulosa AB SCA Class B	1,801	39
Koninklijke KPN NV	415,700	1,311	Svenska Handelsbanken AB Class A	1,445	67
Koninklijke Philips NV	120,722	3,505	Telefonaktiebolaget LM Ericsson Class B	7,416	90
NN Group NV(Æ)	38,535	1,148	TeliaSonera AB	6,712	43
NXP Semiconductors NV(Æ)	11,833	904			5,254
Randstad Holding NV(Æ)	34,604	1,664
Reed Elsevier NV(Æ)	20,765	496	Switzerland - 10.0%
STMicroelectronics NV	164,450	1,226	ABB, Ltd.(Æ)	100,307	2,122
Unilever NV	25,612	1,006	ABB, Ltd. - ADR(Æ)	25,500	539
		24,569	ACE, Ltd.	8,750	1,005
			Actelion, Ltd.(Æ)	10,606	1,220
Norway - 0.8%			Adecco SA(Æ)	9,869	676
DNB ASA	61,500	907	Cie Financiere Richemont SA	1,503	133

See accompanying notes which are an integral part of the financial statements.
58 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Credit Suisse Group AG(Æ)	124,562	3,122	Diageo PLC	55,501	1,592
GAM Holding AG(Æ)	25,726	463	DS Smith PLC Class F	488,450	2,434
Geberit AG	4,449	1,512	Ensco PLC Class A	537	16
Givaudan SA(Æ)	27	48	GlaxoSmithKline PLC - ADR	165,039	3,531
Helvetia Holding AG	800	379	Hays PLC	154,877	347
Julius Baer Group, Ltd.(Æ)	21,776	994	HSBC Holdings PLC	728,751	6,887
Kuehne & Nagel International AG	4,042	549	HSBC Holdings PLC - ADR(Æ)(Ñ)	1,400	66
Lonza Group AG(Æ)	10,100	1,138	Imperial Tobacco Group PLC	109,700	4,803
Nestle SA	67,766	4,968	Intercontinental Hotels Group PLC(Æ)	29,994	1,202
Novartis AG	56,215	5,171	Johnson Matthey PLC	501	26
OC Oerlikon Corp. AG(Æ)	90,800	1,136	Kingfisher PLC	84,206	443
Partners Group Holding AG	4,757	1,380	Land Securities Group PLC(ö)	2,069	37
Roche Holding AG	13,584	3,682	National Grid PLC	143,594	2,047
SGS SA	16	33	Next PLC	453	48
Sika AG	45	132	Prudential PLC	29,796	686
Sonova Holding AG	5,479	803	Reckitt Benckiser Group PLC	29,242	2,360
Swatch Group AG (The) Class B	89	40	Reed Elsevier PLC	100,050	1,702
Swiss Life Holding AG(Æ)	6,700	1,583	Rio Tinto PLC(Æ)	24,890	1,147
Swisscom AG	68	36	Rolls-Royce Holdings PLC(Æ)	64,751	872
Syngenta AG	274	88	Royal Bank of Scotland Group PLC(Æ)	195,545	1,187
TE Connectivity, Ltd.	977	62	Royal Dutch Shell PLC Class A	172,228	5,761
UBS Group AG(Æ)	180,691	3,106	Royal Dutch Shell PLC Class B	7,282	250
Zurich Insurance Group AG(Æ)	6,398	2,003	RSA Insurance Group PLC(Æ)	108,606	731
		38,123	SABMiller PLC - ADR	2,845	147
			Scottish & Southern Energy PLC	1,077	27
Taiwan - 1.5%			Shire PLC - ADR(Æ)	1,764	125
Hon Hai Precision Industry Co., Ltd.	573,594	1,581	Sky PLC	82,773	1,152
MediaTek, Inc.	57,000	830	Smith & Nephew PLC	2,723	50
Taiwan Semiconductor Manufacturing			Smiths Group PLC	54,468	922
Co., Ltd. - ADR	91,945	2,058	St. James's Place PLC	94,756	1,191
Teco Electric and Machinery Co., Ltd.	1,196,900	1,129	Standard Chartered PLC	62,191	933
		5,598	Tesco PLC	21,220	62

Thailand - 0.5%			Travis Perkins PLC	82,850	2,385
Charoen Pokphand Foods PCL	1,969,200	1,630	Unilever PLC	3,921	159
Kasikornbank PCL Class R	44,800	311	United Utilities Group PLC	1,806	26
		1,941	Vodafone Group PLC	691,086	2,368
			Whitbread PLC	500	37
United Kingdom - 17.3%					65,494
Amec Foster Wheeler PLC - GDR	29,900	391
ARM Holdings PLC	25,424	391	United States - 1.5%
Associated British Foods PLC	1,094	53	Autoliv, Inc.	246	26
AstraZeneca PLC - ADR(Æ)	16,771	1,180	Individual, Inc.(Æ)	23,781	55
Aviva PLC	135,361	1,014	Joy Global, Inc.	27,800	1,293
Babcock International Group PLC	1,451	24	NCR Corp.(Æ)	10,396	303
BAE Systems PLC	4,995	36	News Corp. Class A(Æ)	76,275	1,197
Barclays PLC	860,846	3,237	News Corp. Class B(Æ)	35,235	531
BG Group PLC	133,161	1,773	Philip Morris International, Inc.	9,600	782
BHP Billiton PLC	1,901	41	Yum! Brands, Inc.	22,389	1,632
BP PLC	345,629	2,195			5,819
British American Tobacco PLC	5,581	303	Total Common Stocks
British Land Co. PLC (The)(ö)	2,635	32	(cost $306,321)		356,114
BT Group PLC	23,715	147

Bunzl PLC	965	26	Preferred Stocks - 0.1%
Burberry Group PLC	1,029	26	Brazil - 0.1%
Capita PLC	1,986	33	Usinas Siderurgicas de Minas Gerais
Carillion PLC	76,100	394	SA(Æ)	238,675	453
Centrica PLC	15,062	65
Compass Group PLC(Æ)	299,080	5,099
Dairy Crest Group PLC	165,109	1,275

			See accompanying notes which are an integral part of the financial statements.
				Non -U.S. Fund 59

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Germany - 0.0%
Henkel AG & Co. KGaA	519		56

United Kingdom - 0.0%
Rolls-Royce Holdings PLC(Æ)	412,920		1

Total Preferred Stocks
(cost $1,007)			510

Short-Term Investments - 5.3%
United States - 5.3%
Russell U.S. Cash Management Fund	20,164,491	(8)	20,164
Total Short-Term Investments
(cost $20,164)			20,164

Other Securities - 0.7%
Russell U.S. Cash Collateral Fund(×)	2,425,664	(8)	2,426
Total Other Securities
(cost $2,426)			2,426

Total Investments 99.9%
(identified cost $329,918)			379,214

Other Assets and Liabilities, Net
- 0.1%			461
Net Assets - 100.0%			379,675

See accompanying notes which are an integral part of the financial statements.

60 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
CAC 40 Index Futures	47	EUR	2,010	01/15	141
DAX Index Futures	8	EUR	1,969	03/15	107
EURO STOXX 50 Index Futures	132	EUR	4,136	03/15	131
FTSE 100 Index Futures	40	GBP	2,609	03/15	161
Hang Seng Index Futures	5	HKD	5,912	01/15	9
NIKKEI Index Futures	151	JPY	1,306,905	03/15	(259)
S&P/TSX 60 Index Futures	15	CAD	2,555	03/15	117
SPI 200 Index Futures	13	AUD	1,749	03/15	69
TOPIX Index Futures	35	JPY	492,625	03/15	7
Short Positions
MSCI Emerging Markets Mini Index Futures	239	USD	11,445	03/15	(219)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					264

Foreign Currency Exchange Contracts
Amounts in  thousands

								Unrealized
								Appreciation
			Amount			Amount		(Depreciation)
	Counterparty		Sold			Bought	Settlement Date	$
Bank of America		USD		52	GBP	34	01/05/15	—
Bank of America		USD		285	HKD	2,210	03/18/15	—
Bank of New York		USD		1,467	CAD	1,675	03/18/15	(27)
Bank of New York		USD		1,907	JPY	228,890	03/18/15	5
Bank of New York		CAD		32	USD	27	01/06/15	—
Bank of New York		NOK		764	USD	102	01/02/15	—
BNP Paribas		USD		82	AUD	100	03/18/15	—
BNP Paribas		USD		86	CAD	100	03/18/15	—
BNP Paribas		USD		375	EUR	300	03/18/15	(12)
BNP Paribas		USD		94	GBP	60	03/18/15	(1)
BNP Paribas		USD		85	JPY	10,000	03/18/15	(2)
Citibank		USD		81	AUD	100	03/18/15	—
Citibank		USD		82	AUD	100	03/18/15	—
Citibank		USD		86	CAD	100	03/18/15	—
Citibank		USD		128	CAD	150	03/18/15	—
Citibank		USD		871	EUR	700	03/18/15	(24)
Citibank		USD		155	GBP	100	03/18/15	1
Citibank		USD		313	GBP	200	03/18/15	(1)
Citibank		USD		129	HKD	1,000	03/18/15	—
Citibank		USD		249	JPY	30,000	03/18/15	2
Citibank		USD		340	JPY	40,000	03/18/15	(6)
Goldman Sachs		USD		64	GBP	41	01/02/15	—
Goldman Sachs		USD		186	GBP	120	01/02/15	—
Goldman Sachs		USD		292	GBP	188	01/02/15	1
Goldman Sachs		CHF		213	USD	215	01/05/15	1
Goldman Sachs		HKD		14	USD	2	01/02/15	—
JPMorgan Chase		USD		1,091	AUD	1,313	03/18/15	(24)
JPMorgan Chase		USD		3,215	GBP	2,055	03/18/15	(14)
Royal Bank of Canada		USD		7,085	EUR	5,719	03/18/15	(161)
Standard Chartered		USD		285	HKD	2,210	03/18/15	—
State Street		USD		81	AUD	100	03/18/15	—
State Street		USD		82	AUD	100	03/18/15	(1)
State Street		USD		86	CAD	100	03/18/15	—
State Street		USD		122	EUR	100	03/18/15	(1)
State Street		USD		125	EUR	100	03/18/15	(3)
State Street		USD		245	EUR	200	03/18/15	(2)
State Street		USD		305	EUR	250	03/18/15	(1)
State Street		USD		141	GBP	90	01/02/15	—
State Street		USD		155	GBP	100	03/18/15	—
State Street		USD		53	JPY	6,330	01/07/15	—
State Street		USD		83	JPY	10,000	03/18/15	—
State Street		USD		84	JPY	10,000	03/18/15	(1)
State Street		AUD		100	USD	81	03/18/15	—
State Street		BRL		40	USD	15	01/06/15	—

				See accompanying notes which are an integral part of the financial statements.

								Non -U.S. Fund 61

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
								Unrealized
								Appreciation
		Amount		Amount Bought				(Depreciation)
Counterparty		Sold					Settlement Date	$
State Street	CAD		8	USD		7	01/02/15	—
State Street	CAD		16	USD		14	01/02/15	—
State Street	CHF		27	USD		27	01/05/15	—
State Street	EUR		100	USD		123	03/18/15	2
State Street	HKD		14	USD		2	01/05/15	—
State Street	JPY		8,675	USD		72	01/06/15	—
State Street	JPY		11,340	USD		94	01/06/15	(1)
State Street	JPY		19,643	USD		164	01/07/15	—
State Street	JPY		10,000	USD		84	03/18/15	1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts								(269)

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1		Level 2	Level 3			Total	% of Net Assets
Common Stocks
Australia	$—		$2,274		$—		$2,274	0.6
Austria	—		1,380		—		1,380	0.4
Belgium	—		1,895		—		1,895	0.5
Bermuda	638		847		—		1,485	0.4
Brazil	2,683		618		—		3,301	0.9
Canada	12,798		—		—		12,798	3.4
Cayman Islands	2,919		858		—		3,777	1.0
Czech Republic	—		799		—		799	0.2
Denmark	—		8,439		—		8,439	2.2
Finland	—		1,548		—		1,548	0.4
France	34		34,353		—		34,387	9.1
Germany	—		27,812		—		27,812	7.3
Hong Kong	—		9,581		—		9,581	2.5
Hungary	—		674		—		674	0.2
India	3,604		1,723		—		5,327	1.4
Indonesia	—		1,847		—		1,847	0.5
Ireland	2,295		1,939		—		4,234	1.1
Israel	5,608		79		—		5,687	1.5
Italy	—		6,165		—		6,165	1.6
Japan	—		48,710		—		48,710	12.8
Jersey	854		4,794		—		5,648	1.5
Luxembourg	—		51		—		51	—*
Netherlands	904		23,665		—		24,569	6.5
Norway	—		2,976		—		2,976	0.8
Russia	2		1,322		—		1,324	0.3
Singapore	—		6,994		—		6,994	1.8
South Africa	—		1,262		—		1,262	0.3
South Korea	—		3,816		—		3,816	1.0
Spain	—		5,125		—		5,125	1.4
Sweden	—		5,254		—		5,254	1.4
Switzerland	4,712		33,411		—		38,123	10.0
Taiwan	2,058		3,540		—		5,598	1.5
Thailand	—		1,941		—		1,941	0.5
United Kingdom	82		65,412		—		65,494	17.3
United States	5,819		—		—		5,819	1.5
Preferred Stocks	—		509		1		510	0.1
Short-Term Investments	—		20,164		—		20,164	5.3
Other Securities	—		2,426		—		2,426	0.7
Total Investments	45,010		334,203		1		379,214	99.9
Other Assets and Liabilities, Net								0.1
								100.0

See accompanying notes which are an integral part of the financial statements.

62 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2014

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Other Financial Instruments
Futures Contracts	264	—	—	264	0.1
Foreign Currency Exchange Contracts	(5)	(264)	—	(269)	(0.1)
Total Other Financial Instruments**	$259	$(264)	$—	$(5)
* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2014, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended December
31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 63

Russell Investment Funds

Non-U.S. Fund

Fair Value of Derivative Instruments — December 31, 2014

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$13
Variation margin on futures contracts*	742	—
Total	$742	$13

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$478	$—
Unrealized depreciation on foreign currency exchange contracts	—	282
Total	$478	$282
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,657	$—
Foreign currency-related transactions**	—	(1,574)
Total	$2,657	$(1,574)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(1,027)	$—
Foreign currency-related transactions***	—	(172)
Total	$(1,027)	$(172)
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

64 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
		Amounts			of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Securities on Loan*	Investments, at fair value	$2,354	$—		$2,354
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	13			13
Futures Contracts	Variation margin on futures contracts	42			42
Total		$2,409	$—		$2,409

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments Received^		Net Amount
Bank of New York	$5	$5		$—	$—
Barclays	1,842	—		1,842	—
Citigroup	3	3		—	—
Credit Suisse	39	—		39	—
Deutsche Bank	411	—		411	—
Goldman Sachs	2	—		—	2
JPMorgan Chase	61	—		61	—
Morgan Stanley	42	—		—	42
State Street	4	4		—	—
Total	$2,409	$12		$2,353	$44

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 65

Russell Investment Funds
Non-U.S. Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —December 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
	Gross		Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$39	$—	$39
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	282	—	282
Total		$321	$—	$321

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Amounts of
	Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments Pledged^		Net Amount
Bank of New York	$28 $ 5		$—	$23
BNP Paribas	15 —		—	15
Citigroup	31 3		—	28
JPMorgan Chase	38 —		—	38
Morgan Stanley	38 —		38	—
Royal Bank of Canada	159 —		—	159
State Street	12 4		—	8
Total	$321 $ 12		$38	$271

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

66 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$329,918
Investments, at fair value(*)(>)	379,214
Cash (restricted)(a)	2,900
Foreign currency holdings(^)	89
Unrealized appreciation on foreign currency exchange contracts	13
Receivables:
Dividends and interest	452
Dividends from affiliated Russell funds	1
Investments sold	743
Fund shares sold	42
Foreign capital gains taxes recoverable	294
Variation margin on futures contracts	42
Total assets	383,790

Liabilities
Payables:
Due to custodian	1
Investments purchased	789
Fund shares redeemed	134
Accrued fees to affiliates	298
Other accrued expenses	129
Variation margin on futures contracts	39
Deferred capital gains tax liability	17
Unrealized depreciation on foreign currency exchange contracts	282
Payable upon return of securities loaned	2,426
Total liabilities	4,115

Net Assets	$379,675

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,394
Accumulated net realized gain (loss)	(51,037)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	49,279
Futures contracts	264
Foreign currency-related transactions	(310)
Shares of beneficial interest	329
Additional paid-in capital	378,756
Net Assets	$379,675

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$11.54
Net assets	$379,674,838
Shares outstanding ($.01 par value)	32,909,770
Amounts in thousands
(^) Foreign currency holdings - cost	$100
(*) Securities on loan included in investments	$2,354
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$22,590
(a) Cash Collateral for Futures	$2,900
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 67

Russell Investment Funds

Non-U.S. Fund

Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Dividends	$13,498
Dividends from affiliated Russell funds	16
Securities lending income	289
Less foreign taxes withheld	(1,094)
Total investment income	12,709

Expenses
Advisory fees	3,625
Administrative fees	201
Custodian fees	268
Transfer agent fees	18
Professional fees	84
Trustees’ fees	10
Printing fees	71
Miscellaneous	62
Expenses before reductions	4,339
Expense reductions	(201)
Net expenses	4,138
Net investment income (loss)	8,571

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	17,439
Futures contracts	2,657
Foreign currency-related transactions	(1,804)
Net realized gain (loss)	18,292
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(43,046)
Futures contracts	(1,027)
Foreign currency-related transactions	(230)
Other investments	(3)
Net change in unrealized appreciation (depreciation)	(44,306)
Net realized and unrealized gain (loss)	(26,014)
Net Increase (Decrease) in Net Assets from Operations	$(17,443)

See accompanying notes which are an integral part of the financial statements.

68 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,571	$6,733
Net realized gain (loss)	18,292	24,302
Net change in unrealized appreciation (depreciation)	(44,306)	46,434
Net increase (decrease) in net assets from operations	(17,443)	77,469

Distributions
From net investment income	(7,880)	(7,653)
Net decrease in net assets from distributions	(7,880)	(7,653)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(23,519)	1,845
Total Net Increase (Decrease) in Net Assets	(48,842)	71,661

Net Assets
Beginning of period	428,517	356,856
End of period	$379,675	$428,517
Undistributed (overdistributed) net investment income included in net assets	$2,394	$3,050

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,560	$18,824	2,484	$27,097
Proceeds from reinvestment of distributions	660	7,880	691	7,653
Payments for shares redeemed	(4,102)	(50,223)	(2,980)	(32,905)
Total increase (decrease)	(1,882)	$(23,519)	195	$1,845

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 69

Russell Investment Funds

Non-U.S. Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Total Distributions
December 31, 2014	12.32	.26	(.80)	(.54)	(.24)	(.24)
December 31, 2013	10.31	.18	2.05	2.23	(.22)	(.22)
December 31, 2012	8.75	.18	1.55	1.73	(.17)	(.17)
December 31, 2011	10.21	.17	(1.46)	(1.29)	(.17)	(.17)
December 31, 2010	9.25	.12	.92	1.04	(.08)	(.08)

See accompanying notes which are an integral part of the financial statements.

70 Non-U.S. Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
11.54	(4.45)	379,675	1.08	1.03	2.13	32
12.32	21.91	428,517	1.04	.99	1.76	36
10.31	19.81	356,856	1.07	1.01	1.94	47
8.75	(12.88)	329,578	1.10	1.04	1.74	49
10.21	11.42	366,870	1.12	1.06	1.30	49

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 71

Russell Investment Funds Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

72 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Core Bond Fund (the “Fund”) employs a multi-manager	of-benchmark exposure to, and security selection within, non-
approach whereby portions of the Fund are allocated to different	agency mortgages was another key positive contributor, as the
money managers. Fund assets not allocated to money managers	sector proved resilient to the volatility that shook other high-
are managed by Russell Investment Management Company	yielding asset classes.
(“RIMCo”), the Fund’s advisor. RIMCo may change the allocation	Yield curve positioning was mixed during the year, as an
of the Fund’s assets among money managers at any time. An	underweight position to longer-maturity duration in the first half
exemptive order from the Securities and Exchange Commission	of the year detracted while the yield curve flattened, only to be
(“SEC”) permits RIMCo to engage or terminate a money manager	offset by gains as positioning was later reversed.
at any time, subject to approval by the Fund’s Board, without a
shareholder vote. Pursuant to the terms of the exemptive order, the	How did the investment strategies and techniques employed
Fund is required to notify its shareholders within 90 days of when	by the Fund and its money managers affect its benchmark-
a money manager begins providing services. As of December 31,	relative performance?
2014, the Fund had five money managers.	Macro Currency Group (“Macro”) outperformed the Fund’s
What is the Fund’s investment objective?	benchmark for the fiscal year. The largest driver of outperformance
The Fund seeks to provide current income, and as a secondary	was Macro’s sustained long position to the USD during the year,
objective, capital appreciation.	particularly during the second half, and offsetting short positions to the Japanese yen (“JPY”), Australian dollar (“AUD”) and euro
How did the Fund perform relative to its benchmark for the	(“EUR”).
fiscal year ended December 31, 2014?	Metropolitan West Asset Management, LLC (“MetWest”)
For the fiscal year ended December 31, 2014, the Fund gained	outperformed the Fund’s benchmark for the fiscal year. A large
5.55%. This is compared to the Fund’s benchmark, the Barclays	overweight to, and security selection within, the non-agency
U.S. Aggregate Bond Index, which gained 5.97% during the same	mortgage sector was	the key driver of outperformance. An
period. The Fund’s performance includes operating expenses,	offsetting underweight to corporate credit risk further buoyed
whereas index returns are unmanaged and do not include	benchmark-relative returns. A key detractor during the year was
expenses of any kind.	MetWest’s persistent short USD duration position.
For the fiscal year ended December 31, 2014, Morningstar®	Logan Circle Partners, L.P. (“Logan Circle”) outperformed the
Insurance Intermediate-Term Bond, a group of funds that	Fund’s benchmark for the fiscal year. Security selection generally
Morningstar considers to have investment strategies similar to	drove outperformance, particularly within corporate as well
those of the Fund, gained 5.48%. This return serves as a peer	as commercial and residential mortgage sectors. Yield curve
comparison and is expressed net of operating expenses.	positioning was also moderately positive. From a sector allocation perspective, an overweight to corporate credit overall, particularly
How did the market conditions described in the Market	among lower-quality, high yield securities, was negative.
Summary report affect the Fund’s performance?
Sector allocation generally had a negative benchmark-relative	Pacific Investment Management Company (“PIMCO”) was
impact for the Fund, as two key exposures weighed on returns.	terminated in October 2014 and underperformed the Fund’s
First, an out-of-benchmark allocation to high yield corporate	benchmark for the portion of the fiscal year in which it was a
credit detracted as corporate credit in general underperformed	money manager in the Fund. Adverse yield curve and duration
other sectors, and particularly lower-quality corporate bonds	positioning was a key driver of underperformance, namely a
due to commodity price weakness and heightened illiquidity	significant short position to longer-maturity duration. Security
concerns especially toward the end of the year. In addition, a	selection also detracted modestly, particularly among corporate
modest overweight to emerging markets also detracted as global	securities. Currency positioning was positive over the period.
growth concerns, geopolitics (Russia and Ukraine being the most	Colchester	Global	Investors	Limited	(“Colchester”)
notable), and, later in the year, commodity prices took a toll on	underperformed the	Fund’s benchmark for the fiscal year.
performance.	Underperformance was driven by currency positioning. While no
The Fund’s long U.S. dollar (“USD”) position, held through most	single trade drove performance, a long USD position early in the
of the year, was a significant positive contributor, particularly in	year against Australasian currencies was notably negative. The
the latter half of the year as other currencies depreciated amid	fourth quarter also saw significant underperformance, from long
a weaker international economic outlook and more supportive	positions in the Norwegian krone, Mexican peso, and Swedish
monetary policy, most notably in Europe and Japan. An out-	krona against shorts to the U.K. pound, Hong Kong dollar and
EUR.

Core Bond Fund 73

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

RIMCo manages the portion of the Fund’s assets that RIMCo	These tilts detracted modestly during the period due to RIMCo’s
determines not to allocate to the money managers. Assets not	U.S. Treasury futures selections.
allocated to managers include the Fund’s liquidity reserves and
assets which may be managed directly by RIMCo to modify the	Describe any changes to the Fund’s structure or the money
Fund’s overall portfolio characteristics to seek to achieve the	manager line-up.
desired risk/return profile for the Fund.	RIMCo implemented the currency positioning strategy described above in March 2014 and in connection with this, reduced the
During the period, RIMCo utilized futures and swaps to seek to	Fund’s allocations to PIMCO and MetWest.
achieve the Fund benchmark’s duration exposures with respect to
the portion of the Fund allocated to cash reserves. While this was	In October 2014, RIMCo terminated PIMCO as a money manager
a positive in terms of absolute return contribution, it detracted	for the Fund and hired Scout Investments, Inc. as a money
relative to the benchmark.	manager for the Fund. There were some minor re-weightings
among managers and strategies within the Fund as a result of
In March 2014, RIMCo implemented a three-pronged strategy	these changes.
to seek to generate active returns through currency positioning
by supplementing the Fund’s existing active currency mandate	Money Managers as of December 31,
with a more mechanistic strategy and to seek to further reduce	2014	Styles
the Fund’s reliance on traditional fixed income market risks. This	Colchester Global Investors Limited	Fully discretionary
approach incorporates a currency overlay, an index replication	Logan Circle Partners, L.P.	Fully discretionary
and an enhanced cash strategy. The currency overlay utilizes	Macro Currency Group – an investment
currency forward contracts to take long and short positions in	group within Principal Global Investors
global foreign exchange markets. Because the currency overlay	LLC*	Sector Specialist
	Metropolitan West Asset Management, LLC	Fully discretionary
is an out-of-benchmark position, RIMCo implemented an index	Scout Investments, Inc.	Fully discretionary
replication strategy in connection with the currency overlay to provide benchmark-like exposure to its overall strategy. The
enhanced cash strategy is designed to provide for modest returns	* Principal Global Investors LLC is the asset management arm of the Principal
on the cash held in connection with the currency overlay and	Financial Group® (The Principal®), which includes various member companies including Principal Global Investors LLC, Principal Global Investors (Europe)
index replication strategies, by investing the cash in fixed income	Limited, and others. The Macro Currency Group is the specialist currency
securities with an average portfolio duration of one year, including	investment group within Principal Global Investors. Where used herein, Macro
U.S. and non-U.S. corporate debt securities, asset-backed	Currency Group means Principal Global Investors LLC.
securities and money market securities. For the portion of the	The views expressed in this report reflect those of the portfolio
fiscal year in which it was employed in the Fund, the currency	managers only through the end of the period covered by
overlay strategy was positive for Fund performance, most notably	the report. These views do not necessarily represent the
during the fourth quarter. Overall, the strategy’s long USD and	views of RIMCo, or any other person in RIMCo or any other
short Swiss franc, AUD and EUR positions drove outperformance,	affiliated organization. These views are subject to change
while a long position in JPY detracted. The underlying index	at any time based upon market conditions or other events,
replication strategy was also positive, due to its slightly greater	and RIMCo disclaims any responsibility to update the views
interest rate sensitivity as yields fell.	contained herein. These views should not be relied on
Throughout the period, RIMCo also implemented tactical ‘tilts’	as investment advice and, because investment decisions
based on its judgments regarding shorter-term opportunities to	for a Russell Investment Funds (“RIF”) Fund are based on
seek to generate returns and/or mitigate risk by purchasing and	numerous factors, should not be relied on as an indication
shorting U.S. Treasury futures and currency forward contracts.	of investment decisions of any RIF Fund.
* Assumes initial investment on January 1, 2005.

**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

74 Core Bond Fund

Russell Investment Funds Core Bond Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$1,018.40	$1,021.93
The information in the table under the heading “Actual	Expenses Paid During Period*	$3.31	$3.31
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.65%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Core Bond Fund 75

Russell Investment Funds

Core Bond Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 78.4%			Series 2006-HE5 Class A5
			0.395% due 07/25/36 (Ê)	1,200	998
Asset-Backed Securities - 10.1%			Babson CLO, Ltd.
Access Group, Inc.
Series 2003-A Class A2			1.713% due 07/12/25	470	468
1.220% due 07/01/38 (Ê)	370	364	Bank of America Auto Trust
			Series 2012-1 Class A3
Ally Auto Receivables Trust			0.780% due 06/15/16	272	272
Series 2011-1 Class A4
2.230% due 03/15/16 (µ)	60	60	Bank of The West Auto Trust
			Series 2014-1 Class A3
Series 2012-1 Class A4			1.090% due 03/15/19 (Þ)	1,130	1,130
1.210% due 07/15/16 (µ)	575	576
Series 2012-3 Class A3			Bayview Series Financial 2006-A Class Acquisition 1A3 Trust
0.850% due 08/15/16 (µ)	1,377	1,378	5.865% due 02/28/41	190	196
Series 2012-4 Class A3			BMW Vehicle Owner Trust
0.590% due 01/17/17 (µ)	1,613	1,613	Series 2011-A Class A4
Series 2013-1 Class A3			1.030% due 02/26/18	513	513
0.630% due 05/15/17 (µ)	664	664	Brazos Higher Education Authority
Series 2014-1 Class A2			Series 2010-1 Class A2
0.480% due 02/15/17 (µ)	1,600	1,598	1.433% due 02/25/35 (Ê)	500	518
Series 2014-2 Class A2			Series 2011-2 Class A3
0.680% due 07/17/17 (µ)	800	799	1.234% due 10/27/36 (Ê)	410	415
Ally Master Owner Trust			CarFinance Capital Auto Trust
Series 2010-2 Class A			Series 2014-1A Class A
4.250% due 04/15/17 (Þ)	495	500	1.460% due 12/17/18 (Þ)	825	826
Series 2012-3 Class A1			CarMax Auto Owner Trust
0.861% due 06/15/17 (Ê)	265	265	Series 2013-1 Class A3
Series 2013-1 Class A2			0.600% due 10/16/17	1,242	1,242
1.000% due 02/15/18	835	836	CCG Receivables Trust
Alm Loan Funding			Series 2013-1 Class A2
Series 2012-7A Class A1			1.050% due 08/14/20 (Þ)	614	615
1.651% due 10/19/24 (Ê)(Þ)	450	449	Series 2014-1 Class A2
American Express Credit Account			1.060% due 11/15/21 (Þ)	440	439
Master Trust			CFC LLC
Series 2012-2 Class A			Series 2013-1A Class A
0.680% due 03/15/18	350	350	1.650% due 07/17/17 (Þ)	73	73
Series 2012-3 Class A			Chase Issuance Trust
0.311% due 03/15/18 (Ê)	225	225	Series 2012-A3 Class A3
American Homes 4 Rent Trust			0.790% due 06/15/17	1,345	1,347
Series 2014-SFR2 Class A			Series 2012-A5 Class A5
3.786% due 10/17/36 (Þ)	583	595	0.590% due 08/15/17	650	650
American Money Management Corp.			Chesapeake Funding LLC
Series 2014-14A Class A1L			Series 2012-1A Class A
1.680% due 07/27/26 (µ)(ƒ)(Þ)	500	495	0.907% due 11/07/23 (Ê)(Þ)	662	664
AmeriCredit Automobile Receivables			Series 2014-1A Class C
Trust			1.357% due 03/07/26 (Ê)(Þ)	200	200
Series 2012-4 Class A3			CIT Education Loan Trust
0.670% due 06/08/17	841	841	Series 2007-1 Class A
Series 2012-5 Class A3			0.345% due 03/25/42 (Ê)(Þ)	381	362
0.620% due 06/08/17	424	424	Citibank Credit Card Issuance Trust
Series 2013-1 Class B			Series 2006-A7 Class A7
1.070% due 03/08/18	1,000	1,001	0.301% due 12/17/18 (Ê)	1,295	1,291
Series 2013-2 Class A2			Citigroup Mortgage Loan Trust, Inc.
0.530% due 11/08/16	146	146	Series 2007-WFH1 Class A3
Series 2013-3 Class A2			0.320% due 01/25/37 (Ê)	705	692
0.680% due 10/11/16	164	164	Series 2007-WFH1 Class A4
Series 2014-1 Class A2			0.370% due 01/25/37 (Ê)	934	867
0.570% due 07/10/17	376	376	Countrywide Asset-Backed Certificates
Series 2014-2 Class A2B			Series 2007-4 Class A2
0.437% due 10/10/17 (Ê)	1,265	1,265	5.530% due 04/25/47	162	159
Ameriquest Mortgage Securities, Inc.			Discover Card Execution Note Trust
0.580% due 07/25/35	889	888	Series 2012-A1 Class A1
Asset Backed Securities Corp. Home			0.810% due 08/15/17	1,270	1,271
Equity			DT Auto Owner Trust
Series 2005-HE5 Class M3			Series 2013-2A Class A
0.890% due 06/25/35 (Ê)	1,050	977	0.810% due 09/15/16 (Þ)	103	103

See accompanying notes which are an integral part of the financial statements.

76 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Education Loan Asset-Backed Trust I			ING Investment Management CLO
Series 2013-1 Class B1			1.379% due 04/25/25	500	491
1.155% due 11/25/33 (Ê)(Þ)	1,043	972	JGWPT XXX LLC
Educational Funding of the South, Inc.			Series 2013-3A Class A
Series 2011-1 Class A2			4.080% due 01/17/73 (Þ)	298	318
0.884% due 04/25/35 (Ê)	445	444	JGWPT XXXII LLC
EFS Volunteer LLC			Series 2014-2A Class A
Series 2010-1 Class A2			3.610% due 01/17/73 (Þ)	394	404
1.084% due 10/25/35 (Ê)(Þ)	500	506	JPMorgan Mortgage Acquisition Corp.
Exeter Automobile Receivables Trust			Series 2007-HE1 Class AF6
Series 2013-1A Class A			4.148% due 03/25/47	1,557	1,217
1.290% due 10/16/17 (Þ)	83	83	Lehman XS Trust
Fannie Mae Grantor Trust			Series 2006-9 Class A1B
Series 2003-T4 Class 2A5			0.330% due 05/25/46 (Ê)	119	98
5.407% due 09/26/33	48	52	Series 2006-13 Class 1A2
Federal Home Loan Mortgage Corp.			0.340% due 09/25/36 (Ê)	116	102
Structured Pass Through Securities			Series 2006-19 Class A2
Series 2000-30 Class A5			0.340% due 12/25/36 (Ê)	119	97
7.602% due 12/25/30	32	34	Long Beach Mortgage Loan Trust
Ford Credit Auto Lease Trust			Series 2004-4 Class M1
Series 2013-A Class A3			1.070% due 10/25/34 (Ê)	1,200	1,136
0.600% due 03/15/16	1,781	1,781	Merrill Lynch First Franklin Mortgage
Ford Credit Auto Owner Trust			Loan Trust
Series 2011-B Class A4			Series 2007-1 Class A2B
1.350% due 12/15/16	167	167	0.340% due 04/25/37 (Ê)	108	63
Series 2012-A Class A3			Series 2007-4 Class 2A2
0.840% due 08/15/16	65	65	0.290% due 07/25/37 (Ê)	763	478
Series 2012-D Class A3			Montana Higher Education Student
0.510% due 04/15/17	345	345	Assistance Corp.
Series 2013-A Class A3			Series 2012-1 Class A3
0.550% due 07/15/17	412	411	1.216% due 07/20/43 (Ê)	650	657
Series 2014-A Class A2			Navient Private Education Loan Trust
0.480% due 11/15/16	813	813	Series 2014-AA Class A2A
Ford Credit Floorplan Master Owner			2.740% due 02/15/29 (Þ)	795	796
Trust A			Navient Student Loan Trust
Series 2013-3 Class A2			Series 2014-2 Class A
0.461% due 06/15/17 (Ê)	225	225	0.795% due 03/25/43 (Ê)	972	963
Freddie Mac Reference REMIC			Series 2014-3 Class A
Series 2006-R007 Class ZA			0.775% due 03/25/43 (Ê)	972	962
6.000% due 05/15/36	369	419	Series 2014-4 Class A
Green Tree			0.775% due 03/25/43 (Ê)	834	825
Series 2008-MH1 Class A2			Nelnet Student Loan Trust
8.970% due 04/25/38 (Þ)	448	471	Series 2014-4A Class A2
Hertz Vehicle Financing LLC			1.105% due 11/25/43 (Ê)(Þ)	470	472
Series 2009-2A Class A2			Nissan Auto Lease Trust
5.290% due 03/25/16 (Þ)	780	784	Series 2012-B Class A4
Higher Education Funding I			0.740% due 09/17/18	570	570
Series 2014-1 Class A			Nissan Auto Receivables Owner Trust
1.283% due 05/25/34 (Ê)(Þ)	454	453	Series 2011-B Class A3
Honda Auto Receivables Owner Trust			0.950% due 02/16/16	44	44
Series 2012-1 Class A4			Series 2011-B Class A4
0.970% due 04/16/18	565	566	1.240% due 01/16/18	1,415	1,420
Series 2012-2 Class A3			Northstar Education Finance, Inc.
0.700% due 02/16/16	309	309	Series 2007-1 Class A1
Series 2013-2 Class A3			0.333% due 04/28/30 (Ê)	475	464
0.530% due 02/16/17	1,355	1,355	OHA Credit Partners VII, Ltd.
Hyundai Auto Receivables Trust			Series 2012-7A Class A
Series 2011-B Class A4			1.652% due 11/20/23 (Ê)(Þ)	450	447
1.650% due 02/15/17	40	40	Popular ABS Mortgage Pass-Through
Series 2011-C Class A4			Trust
1.300% due 02/15/18	939	943	Series 2005-6 Class A3
Series 2013-A Class A3			4.337% due 01/25/36	70	65
0.560% due 07/17/17	1,914	1,916	Series 2006-C Class A4
Series 2013-B Class A3			0.420% due 07/25/36 (Ê)	1,380	1,296
0.710% due 09/15/17	1,400	1,401

			See accompanying notes which are an integral part of the financial statements.

			Core Bond Fund 77

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-D Class A3			Series 2008-2 Class B
0.430% due 11/25/46 (Ê)	1,500	1,302	1.434% due 01/25/29 (Ê)	205	190
Prestige Auto Receivables Trust			Series 2008-3 Class B
Series 2013-1A Class A2			1.434% due 04/25/29 (Ê)	205	191
1.090% due 02/15/18 (Þ)	106	106	Series 2008-4 Class A4
Series 2014-1A Class A3			1.884% due 07/25/22 (Ê)	1,400	1,471
1.520% due 04/15/20 (Þ)	403	402	Series 2008-4 Class B
RAMP Trust			2.084% due 04/25/29 (Ê)	205	207
Series 2003-RS9 Class AI6A			Series 2008-5 Class B
5.982% due 10/25/33	288	302	2.084% due 07/25/29 (Ê)	205	210
Series 2003-RS11 Class AI6A			Series 2008-6 Class B
5.980% due 12/25/33	101	109	2.084% due 07/25/29 (Ê)	205	206
RASC Trust			Series 2008-7 Class A2
Series 2003-KS4 Class AIIB			0.734% due 10/25/17 (Ê)	718	719
0.750% due 06/25/33 (Ê)	24	21	Series 2008-7 Class B
Red River CLO, Ltd.			2.084% due 07/25/29 (Ê)	205	206
Series 2006-1A Class A			Series 2008-8 Class B
0.502% due 07/27/18 (Ê)(Þ)	168	167	2.484% due 10/25/29 (Ê)	205	216
Renaissance Home Equity Loan Trust			Series 2008-9 Class B
Series 2005-2 Class AF4
4.934% due 08/25/35	85	83	2.484% due 10/25/29 (Ê)	205	216
Series 2006-1 Class AF3			Series 2012-7 Class A3
5.608% due 05/25/36	11	8	0.820% due 05/26/26 (Ê)	475	474
Series 2006-1 Class AF6			Series 2013-4 Class A
5.746% due 05/25/36	128	93	0.720% due 06/25/27 (Ê)	394	395
			SMART Trust
Series 2007-1 Class AF2			Series 2011-2USA Class A4A
5.512% due 04/25/37	510	268	2.310% due 04/14/17 (Þ)	906	910
Series 2007-2 Class AF2			Series 2012-1USA Class A4A
5.675% due 06/25/37	123	64	2.010% due 12/14/17 (Þ)	310	310
Santander Drive Auto Receivables Trust			SoFi Professional Loan Program LLC
Series 2012-2 Class B			Series 2014-B Class A2
2.090% due 08/15/16	52	52	2.550% due 08/27/29 (Þ)	895	894
Series 2012-5 Class A3			Soundview Home Equity Loan Trust
0.830% due 12/15/16	4	4	Series 2005-1 Class M2
Series 2013-1 Class A3			0.905% due 04/25/35 (Ê)	232	231
0.620% due 06/15/17	440	440	Series 2005-OPT3 Class A4
Series 2013-1 Class B			0.470% due 11/25/35 (Ê)	128	127
1.160% due 01/15/19	1,690	1,695	Toyota Auto Receivables Owner Trust
Series 2013-2 Class A3			Series 2013-A Class A3
0.700% due 09/15/17	2,179	2,180	0.550% due 01/17/17	443	444
Series 2013-3 Class A3			Series 2013-B Class A2
0.700% due 10/16/17	3,076	3,078	0.480% due 02/15/16	54	54
Series 2014-1 Class A2A			Volkswagen Auto Loan Enhanced Trust
0.660% due 06/15/17	518	519	Series 2012-1 Class A3
Series 2014-4 Class B			0.850% due 08/22/16	347	348
1.820% due 05/15/19	420	420	World Financial Network Credit Card
SLM Private Education Loan Trust			Master Trust
Series 2010-A Class 2A			Series 2014-C Class A
3.411% due 05/16/44 (Ê)(Þ)	1,258	1,331	1.540% due 08/16/21	825	823
Series 2012-B Class A2					84,878
3.480% due 10/15/30 (Þ)	580	603	Corporate Bonds and Notes - 15.6%
SLM Student Loan Trust			21st Century Fox America, Inc.
Series 2003-11 Class A6			8.250% due 10/17/96	20	28
0.991% due 12/15/25 (Ê)(Þ)	350	350	Advanced Micro Devices, Inc.
Series 2004-8 Class B			7.750% due 08/01/20	225	207
0.694% due 01/25/40 (Ê)	131	120	7.500% due 08/15/22	775	698
Series 2005-4 Class A3			AIG Global Funding
0.349% due 01/25/27	1,005	980	1.650% due 12/15/17 (Þ)	355	355
Series 2006-2 Class A6			Albemarle Corp.
0.404% due 01/25/41 (Ê)	570	533	4.150% due 12/01/24	505	513
Series 2006-8 Class A6			Series 30YR
0.394% due 01/25/41 (Ê)	570	530	5.450% due 12/01/44	380	409
Series 2007-6 Class B			Ally Financial, Inc.
1.084% due 04/27/43 (Ê)	191	176	5.500% due 02/15/17	520	546

See accompanying notes which are an integral part of the financial statements.

78 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Alterra USA Holdings, Ltd.			2.375% due 10/08/19 (Þ)	425	427
7.200% due 04/14/17 (Þ)	155	170	Bear Stearns Cos. LLC (The)
Altria Group, Inc.			5.550% due 01/22/17	525	566
9.950% due 11/10/38	50	86	7.250% due 02/01/18	195	225
10.200% due 02/06/39	317	552	Bellsouth Capital Funding Corp.
Amazon.com, Inc.			7.875% due 02/15/30	380	510
1.200% due 11/29/17	295	292	Berkshire Hathaway Energy Co.
3.800% due 12/05/24	575	589	4.500% due 02/01/45 (Þ)	320	335
American Airlines Pass Through Trust			Boardwalk Pipelines, LP
4.375% due 10/01/22	370	376	4.950% due 12/15/24	500	497
4.950% due 01/15/23	448	480	Boston Scientific Corp.
4.000% due 01/15/27	427	434	6.000% due 01/15/20	830	935
Series 2011-1 Class A			Branch Banking & Trust Co.
5.250% due 01/31/21	276	298	Series BKNT
American Express Co.			1.350% due 10/01/17	630	627
3.625% due 12/05/24	410	413	Burlington Northern Santa Fe LLC
American Honda Finance Corp.			3.400% due 09/01/24	1,410	1,436
1.125% due 10/07/16	1,240	1,246	6.875% due 12/01/27	25	32
American International Group, Inc.			6.750% due 03/15/29	10	13
6.400% due 12/15/20	920	1,097	CareFusion Corp.
American Tower Trust I			6.375% due 08/01/19	310	359
3.070% due 03/15/23 (Þ)	495	492	CCO Holdings LLC / CCO Holdings
Ameriprise Financial, Inc.			Capital Corp.
7.518% due 06/01/66	210	225	8.125% due 04/30/20	425	447
Anadarko Petroleum Corp.			CenterPoint Energy Resources Corp.
4.500% due 07/15/44	490	475	6.125% due 11/01/17	50	56
Anheuser-Busch InBev Worldwide, Inc.			Chase Capital III
2.875% due 02/15/16	240	245	Series C
5.375% due 01/15/20	325	368	0.784% due 03/01/27 (Ê)	295	248
Apache Corp.			Chesapeake Energy Corp.
4.250% due 01/15/44	120	105	3.481% due 04/15/19 (Ê)	400	392
Apollo Management Holdings, LP			6.625% due 08/15/20	560	595
4.000% due 05/30/24 (Þ)	570	580	Chevron Corp.
Apple, Inc.			3.191% due 06/24/23	325	331
0.482% due 05/03/18 (Ê)	1,180	1,181	CHS/Community Health Systems, Inc.
2.850% due 05/06/21	285	292	8.000% due 11/15/19	180	192
AT&T, Inc.			CIT Group, Inc.
2.950% due 05/15/16	605	620	6.625% due 04/01/18 (Þ)	390	423
1.700% due 06/01/17	620	622	Citigroup, Inc.
Series FRN			5.850% due 08/02/16	220	235
0.618% due 02/12/16 (Ê)	557	557	6.000% due 08/15/17	450	498
Avaya, Inc.			6.125% due 11/21/17	405	452
9.000% due 04/01/19 (Þ)	725	741	1.850% due 11/24/17	815	814
Axiall Corp.			5.375% due 08/09/20	250	284
4.875% due 05/15/23	785	741	Series N
Bank of America Corp.			5.800% due 12/31/49 (ƒ)	825	825
3.625% due 03/17/16	1,100	1,131	Comcast Corp.
1.067% due 03/22/16 (Ê)	650	653	6.950% due 08/15/37	560	789
5.625% due 10/14/16	200	214	Commonwealth Edison Co.
5.750% due 12/01/17	140	155	5.800% due 03/15/18	290	326
4.200% due 08/26/24	520	530	ConAgra Foods, Inc.
			4.950% due 08/15/20	580	637
4.250% due 10/22/26	490	489	Continental Airlines Pass Through Trust
Series GMTN			Series 00A1
6.400% due 08/28/17	200	223	8.048% due 11/01/20	282	320
Bank of America NA			Series 071A
0.703% due 11/14/16 (Ê)	1,700	1,698	5.983% due 04/19/22	124	136
0.643% due 05/08/17	300	300	Series 09-1
Series BKNT			9.000% due 07/08/16	187	205
0.521% due 06/15/16 (Ê)	600	596	Series 991A Class A
5.300% due 03/15/17	200	215	6.545% due 02/02/19	137	151
6.100% due 06/15/17	775	852	Continental Resources, Inc.
Bayer US Finance LLC			4.900% due 06/01/44	125	108
			See accompanying notes which are an integral part of the financial statements.
			Core Bond Fund 79

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Crown Castle Towers LLC			6.875% due 01/10/39	350	495
4.174% due 08/15/17 (Þ)	705	738	General Electric Co.
DaVita HealthCare Partners, Inc.			5.250% due 12/06/17	340	377
5.125% due 07/15/24	220	224	4.500% due 03/11/44	340	374
Delta Air Lines Pass Through Trust			General Mills, Inc.
Series 2002-1 Class G-1			0.433% due 01/28/16 (Ê)	435	435
6.718% due 01/02/23	101	116	1.400% due 10/20/17	535	533
Series 2007-1 Class A			Series FRN
6.821% due 08/10/22	470	545	0.533% due 01/29/16 (Ê)	1,065	1,065
Devon Energy Corp.			General Motors Co.
4.750% due 05/15/42	610	614	4.875% due 10/02/23	940	1,006
DIRECTV Holdings LLC / DIRECTV
Financing Co., Inc.			5.000% due 04/01/35	475	495
4.450% due 04/01/24	725	759	5.200% due 04/01/45	425	448
Discover Financial Services			Georgia-Pacific LLC
3.950% due 11/06/24	460	462	3.600% due 03/01/25 (Þ)	345	346
DISH DBS Corp.			8.875% due 05/15/31	410	635
6.750% due 06/01/21	630	677	Gilead Sciences, Inc.
Duke Energy Progress, Inc.			3.500% due 02/01/25	270	277
4.100% due 03/15/43	310	329	4.800% due 04/01/44	245	272
eBay, Inc.			4.500% due 02/01/45	305	326
0.433% due 07/28/17 (Ê)	580	577	Goldman Sachs Capital I
0.712% due 08/01/19 (Ê)	370	363	6.345% due 02/15/34	325	387
El Paso Natural Gas Co. LLC			Goldman Sachs Group, Inc. (The)
7.500% due 11/15/26	100	124	0.697% due 03/22/16 (Ê)	900	898
Energy Transfer Partners, LP			6.150% due 04/01/18	400	449
6.050% due 06/01/41	375	409	2.550% due 10/23/19	435	433
3.250% due 11/01/66 (Ê)	1,380	1,235	6.750% due 10/01/37	515	648
Enterprise Products Operating LLC			4.800% due 07/08/44	370	396
5.250% due 01/31/20	620	685	Series D
3.750% due 02/15/25	215	216	6.000% due 06/15/20	150	173
Series B			Series GMTN
7.034% due 01/15/68	370	406	7.500% due 02/15/19	600	714
Farmers Exchange Capital			Great Plains Energy, Inc.
7.200% due 07/15/48 (Þ)	300	390	5.292% due 06/15/22	620	711
Farmers Exchange Capital II			HCA, Inc.
6.151% due 11/01/53 (Þ)	630	678	6.500% due 02/15/20	200	224
Farmers Exchange Capital III			HCP, Inc.
5.454% due 10/15/54 (Þ)	380	391	5.375% due 02/01/21	400	447
Fifth Third Bank			4.250% due 11/15/23	445	468
Series BKNT			Health Care REIT, Inc.
2.875% due 10/01/21	500	500	4.950% due 01/15/21	365	401
FirstEnergy Transmission, LLC			5.250% due 01/15/22	200	222
5.450% due 07/15/44	500	539
Ford Motor Credit Co. LLC			6.500% due 03/15/41	140	184
3.984% due 06/15/16	670	694	Healthcare Realty Trust, Inc.
			6.500% due 01/17/17	700	764
4.250% due 02/03/17	660	693	Hewlett-Packard Co.
Forest Laboratories, Inc.			3.750% due 12/01/20	355	367
4.875% due 02/15/21 (Þ)	1,260	1,351	Historic TW, Inc.
FPL Energy Wind Funding LLC			8.050% due 01/15/16	195	208
6.876% due 06/27/17 (Þ)	49	49	Hospira, Inc.
Freeport-McMoRan, Inc.			5.200% due 08/12/20	870	933
4.550% due 11/14/24	345	335	Humana, Inc.
5.400% due 11/14/34	575	561	4.950% due 10/01/44	380	404
General Electric Capital Corp.			Indiantown Cogeneration, LP
1.000% due 01/08/16	1,550	1,556	Series A-10
0.402% due 02/15/17 (Ê)	560	558	9.770% due 12/15/20	136	155
4.375% due 09/16/20	300	329	Innovation Ventures LLC / Innovation
Series GMTN			Ventures Finance Corp.
0.880% due 07/12/16 (Ê)	625	629	9.500% due 08/15/19 (Þ)	300	299
1.250% due 05/15/17	1,560	1,562	International Business Machines Corp.
5.625% due 05/01/18	230	259	0.302% due 02/05/16 (Ê)	1,200	1,200
			International Lease Finance Corp.

See accompanying notes which are an integral part of the financial statements.
80 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.750% due 09/01/16 (Þ)	100	107	6.250% due 08/28/17	500	555
IPALCO Enterprises, Inc.			5.625% due 09/23/19	275	310
7.250% due 04/01/16 (Þ)	400	422	3.700% due 10/23/24	475	481
5.000% due 05/01/18	500	528	Series GMTN
Jersey Central Power & Light Co.			5.450% due 01/09/17	225	242
6.150% due 06/01/37	200	238	4.350% due 09/08/26	575	578
JetBlue Airways Pass Through Trust			Mutual of Omaha Insurance Co.
Series 04-2 Class G-2			4.297% due 07/15/54 (Þ)	545	547
0.682% due 11/15/16 (Ê)	750	728	National City Bank
JPMorgan Chase & Co.			Series BKNT
4.250% due 10/15/20	300	323	0.605% due 06/07/17 (Ê)	500	498
3.875% due 09/10/24	440	440	Nationwide Mutual Insurance Company
Series FRN			Series 144a
0.752% due 02/15/17 (Ê)	1,200	1,197	2.531% due 12/15/24 (Ê)(Þ)	500	500
Series GMTN			New York Life Global Funding
0.854% due 02/26/16 (Ê)	1,400	1,403	1.450% due 12/15/17 (Þ)	885	883
Series X			NiSource Finance Corp.
6.100% due 12/31/49 (ƒ)	505	504	6.400% due 03/15/18	145	165
JPMorgan Chase Bank NA			Noble Energy, Inc.
Series BKNT			3.900% due 11/15/24	150	148
5.875% due 06/13/16	70	75	NVR, Inc.
6.000% due 10/01/17	945	1,049	3.950% due 09/15/22	520	533
JPMorgan Chase Capital XIII			Oncor Electric Delivery Co. LLC
Series M			6.800% due 09/01/18	550	641
1.207% due 09/30/34 (Ê)	480	398	Oracle Corp.
JPMorgan Chase Capital XXI			2.250% due 10/08/19	475	478
Series U			O'Reilly Automotive, Inc.
1.182% due 02/02/37 (Ê)	335	275	3.800% due 09/01/22	225	232
JPMorgan Chase Capital XXIII			PACCAR Financial Corp.
1.232% due 05/15/47 (Ê)	545	441	0.502% due 02/08/16 (Ê)	125	125
Kinder Morgan, Inc.			0.425% due 06/06/17 (Ê)	625	625
4.300% due 06/01/25	555	555	Panhandle Eastern Pipe Line Co., LP
KKR Group Finance Co. III LLC			8.125% due 06/01/19	450	546
5.125% due 06/01/44 (Þ)	455	491	Pfizer, Inc.
Life Technologies Corp.			0.382% due 05/15/17 (Ê)	1,400	1,399
6.000% due 03/01/20	610	697	6.200% due 03/15/19	330	384
Lorillard Tobacco Co.			PNC Bank NA
6.875% due 05/01/20	380	448	3.300% due 10/30/24	495	504
Manufacturers & Traders Trust Co.			Procter & Gamble Co. (The)
5.585% due 12/28/20	84	87	0.312% due 11/04/16 (Ê)	1,000	996
Series BKNT			Progress Energy, Inc.
1.400% due 07/25/17	780	779	5.625% due 01/15/16	40	42
Medco Health Solutions, Inc.			Public Service Co. of New Mexico
4.125% due 09/15/20	265	281	7.950% due 05/15/18	260	306
Medtronic, Inc.			QVC, Inc.
2.500% due 03/15/20 (Þ)	630	632	4.375% due 03/15/23	930	933
2.750% due 04/01/23	525	510	5.450% due 08/15/34	320	312
3.500% due 03/15/25 (Þ)	690	706	Rayonier AM Products, Inc.
4.625% due 03/15/45 (Þ)	695	753	5.500% due 06/01/24 (Þ)	560	460
Merck & Co., Inc.			Reynolds Group Issuer, Inc. / Reynolds
0.422% due 05/18/16 (Ê)	350	350	Group Issuer LLC / Reynolds Group
0.592% due 05/18/18 (Ê)	1,170	1,172	Issuer Lu
MetLife, Inc.			5.750% due 10/15/20	220	226
10.750% due 08/01/39	660	1,073	Rockwood Specialties Group, Inc.
Metropolitan Life Global Funding I			4.625% due 10/15/20	765	790
0.356% due 06/23/16 (Þ)	900	898	Sabine Pass LNG, LP
1.875% due 06/22/18 (Þ)	750	747	7.500% due 11/30/16	175	182
Monongahela Power Co.			Series 144a
4.100% due 04/15/24 (Þ)	375	400	7.500% due 11/30/16 (Þ)	380	395
5.400% due 12/15/43 (Þ)	255	306	Samsung Electronics America, Inc.
Morgan Stanley			1.750% due 04/10/17 (Þ)	305	306
5.550% due 04/27/17	425	461	SL Green Realty Corp.
			7.750% due 03/15/20	325	388

			See accompanying notes which are an integral part of the financial statements.
			Core Bond Fund 81

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
South Carolina Electric & Gas Co.			ArcelorMittal
6.500% due 11/01/18	150	175	7.250% due 03/01/41		590		596
Sprint Capital Corp.			Avago Technologies Cayman, Ltd. Term
8.750% due 03/15/32	1,255	1,214	Loan B
Symantec Corp.			3.750% due 05/06/21		498		495
2.750% due 06/15/17	210	213	AWAS Aviation Capital, Ltd.
Tennessee Gas Pipeline Co. LLC			7.000% due 10/17/16 (Þ)		225		230
8.000% due 02/01/16	200	213	Babson CLO, Ltd.
8.375% due 06/15/32	460	605	Series 2014-IIA Class A
Time Warner Cable, Inc.			1.656% due 10/17/26 (Ê)(Þ)		130		129
5.000% due 02/01/20	220	242	Baidu, Inc.
6.550% due 05/01/37	675	869	3.250% due 08/06/18		340		348
Toyota Motor Credit Corp.			Banco do Brasil SA/Cayman
0.522% due 05/17/16 (Ê)	1,535	1,538	9.000% due 12/29/49 (ƒ)(Þ)		450		419
UAL Pass Through Trust			Bank of Nova Scotia
Series 09-1			Series YCD
10.400% due 11/01/16	32	36	0.422% due 05/09/16 (Ê)(~)		730		730
UnitedHealth Group, Inc.			Barclays Bank PLC
6.000% due 06/15/17	3	3	0.776% due 12/09/16 (Ê)		975		974
3.875% due 10/15/20	390	413	2.750% due 11/08/19		990		984
US Airways Pass Through Trust			Barrick Gold Corp.
Series 2011-1 Class A			4.100% due 05/01/23		320		311
7.125% due 10/22/23	386	449	BP Capital Markets PLC
Series 2012-1 Class A			3.245% due 05/06/22		345		339
5.900% due 10/01/24	420	469	3.535% due 11/04/24		425		423
US Bank NA			BPCE SA
Series BKNT			0.802% due 11/18/16 (Ê)		300		300
0.439% due 09/11/17 (Ê)	500	500	Braskem Finance, Ltd.
1.375% due 09/11/17	275	275	6.450% due 02/03/24		550		551
USF&G Capital III			CDP Financial, Inc.
8.312% due 07/01/46 (Þ)	350	530	5.600% due 11/25/39 (Þ)		265		346
Verizon Communications, Inc.			Cent CLO 19, Ltd.
2.500% due 09/15/16	891	911	Series 2013-19A Class A1A
1.991% due 09/14/18 (Ê)	100	104	1.563% due 10/29/25 (Ê)(Þ)		598		591
			Cooperatieve Centrale Raiffeisen-
3.000% due 11/01/21	700	690	Boerenleenbank BA
5.150% due 09/15/23	1,950	2,153	0.558% due 04/28/17		400		400
4.400% due 11/01/34	340	338	Credit Suisse
6.550% due 09/15/43	500	641	0.717% due 05/26/17 (ƒ)		300		300
Series FRN			6.000% due 02/15/18		385		428
1.771% due 09/15/16 (Ê)	420	428	Deutsche Bank AG
Wachovia Capital Trust III			7.500% due 12/29/49 (ƒ)		475		456
5.570% due 03/29/49 (Ê)(ƒ)	550	531	Deutsche Telekom International Finance
Walgreens Boots Alliance, Inc.			BV
3.800% due 11/18/24	405	413	2.250% due 03/06/17 (Þ)		920		935
4.800% due 11/18/44	275	290	Eaton Vance Ltd.
Wells Fargo & Co.			Series 2014-1A Class A
0.531% due 06/02/17	3,500	3,484	1.685% due 07/15/26 (Ê)(Þ)		150		149
4.100% due 06/03/26	545	557	Ensco PLC
4.650% due 11/04/44	460	475	5.750% due 10/01/44		465		467
Williams Cos., Inc. (The)			Global SC Finance SRL
7.875% due 09/01/21	161	186	3.090% due 07/17/29		556		548
Williams Partners, LP / Williams			Government of the Cayman Islands
Partners Finance Corp.			5.950% due 11/24/19 (Þ)		20		23
7.250% due 02/01/17	235	259	HBOS PLC
ZFS Finance USA Trust II			6.750% due 05/21/18 (Þ)		825		919
6.450% due 12/15/65 (Þ)	550	580	HSBC Bank PLC
ZFS Finance USA Trust V			3.100% due 05/24/16 (Þ)		800		826
6.500% due 05/09/37 (Þ)	1,035	1,102	HSBC Holdings PLC
		131,307	6.375% due 12/31/49 (ƒ)		365		369
International Debt - 4.2%			Intesa Sanpaolo SpA
ABN AMRO Bank NV			2.375% due 01/13/17		530		535
1.033% due 10/28/16 (Ê)(Þ)	300	302	5.017% due 06/26/24 (Þ)		685		665

See accompanying notes which are an integral part of the financial statements.
82 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal Amount ($) or Shares	Fair
	Amount ($)		Value			Value
		or Shares	$			$
JPMorgan Chase & Co.				6.375% due 12/15/21	220	203
Series MPLE				Tyco Electronics Group SA
2.920% due 09/19/17 (Þ)	CAD	605	533	6.550% due 10/01/17	450	507
Korea Electric Power Corp.				Vale Overseas, Ltd.
5.125% due 04/23/34 (Þ)		60	68	8.250% due 01/17/34	160	191
Lloyds Banking Group PLC				Validus Holdings, Ltd.
7.500% due 06/27/24 (ƒ)		685	697	8.875% due 01/26/40	315	440
Macquarie Bank, Ltd.				Voya CLO, Ltd.
0.864% due 10/27/17 (Ê)(Þ)		650	651	Series 2014-4A Class A1
Marfrig Overseas, Ltd.				1.733% due 10/14/26 (Ê)(Þ)	310	308
9.500% due 05/04/20 (Þ)		665	672	Weatherford International, Ltd.
Nexen Energy ULC				5.125% due 09/15/20	520	511
7.500% due 07/30/39		320	444	Willis Group Holdings PLC
Nokia OYJ				4.125% due 03/15/16	210	216
6.625% due 05/15/39		770	851			35,520
Nomura Holdings Inc.				Loan Agreements - 0.4%
2.000% due 09/13/16		835	842	Chrysler Group LLC Term Loan B
NOVA Chemicals Corp.				3.500% due 05/24/17 (Ê)	566	561
5.250% due 08/01/23 (Þ)		835	843	First Data Corp. Term Loan
OHA Credit Partners IX, Ltd.				3.667% due 03/24/18 (Ê)	575	563
Series 2013-9A Class A1				Hologic, Inc.Term Loan B
1.631% due 10/20/25 (Ê)(Þ)		559	555	3.250% due 08/01/19 (Ê)	347	343
Paragon Offshore PLC				MacDermid, Inc. 1st Lien Term Loan
7.250% due 08/15/24 (Þ)		720	432	4.000% due 06/07/20 (Ê)	611	599
Perrigo Finance PLC				Numericable U.S. LLC 1st Lien Term
3.900% due 12/15/24		175	178	Loan B1
Petroleos Mexicanos				4.500% due 05/21/20 (Ê)	295	293
6.375% due 01/23/45		245	277	Numericable U.S. LLC 1st Lien Term
Rabobank Nederland				Loan B2
11.000% due 06/29/49 (ƒ)(Þ)		782	1,005	4.500% due 05/21/20 (Ê)	255	253
Rio Tinto Finance USA PLC				Sungard Availability Services Capital,
1.375% due 06/17/16		365	367	Inc. Term Loan B
Royal Bank of Scotland Group PLC				6.000% due 03/31/19 (Ê)	447	396
5.125% due 05/28/24		460	468	TWCC Holding Corp. 2nd Lien Term
Saudi Electricity Global Sukuk Co. 2				Loan
5.060% due 04/08/43 (Þ)		800	813	7.000% due 06/26/20 (Ê)	475	452
Seagate HDD Cayman				Valeant Pharmaceuticals International,
4.750% due 06/01/23		385	400	Inc. 1st Lien Term Loan B
Shell International Finance BV				3.500% due 08/05/20 (Ê)	318	315
0.442% due 11/15/16 (Ê)		1,455	1,455			3,775
Sirius International Group, Ltd.				Mortgage-Backed Securities - 22.2%
7.506% due 05/29/49 (ƒ)(Þ)		365	380	Adjustable Rate Mortgage Trust
Sky PLC				Series 2007-1 Class 1A1
6.100% due 02/15/18 (Þ)		355	395	2.709% due 03/25/37 (Ê)	700	578
Suncor Energy, Inc.				American Home Mortgage Investment
5.950% due 12/01/34		320	374	Trust
Sydney Airport Finance Co. Pty, Ltd.				Series 2004-4 Class 4A
3.900% due 03/22/23 (Þ)		640	658	2.332% due 02/25/45 (Ê)	44	43
Tencent Holdings, Ltd.				Series 2007-1 Class GA1C
3.375% due 05/02/19 (Þ)		330	335	0.360% due 05/25/47 (Ê)	684	492
Teva Pharmaceutical Finance Co. BV				Series 2007-4 Class A2
3.650% due 11/10/21		385	395	0.360% due 08/25/37 (Ê)	98	96
Toronto-Dominion Bank (The)				Aventura Mall Trust
0.400% due 07/13/16 (Ê)		1,250	1,248	Series 2013-AVM Class A
Total Capital Canada, Ltd.				3.743% due 12/05/32 (Þ)	335	356
2.750% due 07/15/23		395	383	Banc of America Commercial Mortgage
Total Capital International SA				Trust
1.000% due 08/12/16		1,180	1,182	Series 2007-2 Class AM
Total Capital SA				5.622% due 04/10/49	585	632
2.125% due 08/10/18		510	514	Banc of America Funding Corp.
				Series 2006-3 Class 5A8
Trade MAPS 1, Ltd.				5.500% due 03/25/36	184	175
Series 2013-1A Class A
0.862% due 12/10/18 (Ê)(Þ)		640	641	Series 2006-G Class 2A3
Transocean, Inc.				0.336% due 07/20/36 (Ê)	63	63
				See accompanying notes which are an integral part of the financial statements.

				Core Bond Fund 83

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Banc of America Funding Trust			Series 2005-C3 Class AJ
Series 2006-3 Class 5A3			4.960% due 05/15/43	270	272
5.500% due 03/25/36	674	645	Series 2009-RR1 Class MA4A
Banc of America Large Loan Trust			5.485% due 03/17/51 (Þ)	300	323
Series 2010-UB5 Class A4A			Citigroup Mortgage Loan Trust, Inc.
5.649% due 02/17/51 (Þ)	515	542	Series 2005-11 Class A2A
Banc of America Merrill Lynch			2.540% due 10/25/35 (Ê)	25	25
Commercial Mortgage, Inc.			Series 2007-AR8 Class 2A1A
Series 2005-6 Class A4			2.685% due 07/25/37 (Ê)	364	338
5.152% due 09/10/47	1,507	1,538	Citigroup/Deutsche Bank Commercial
Series 2006-2 Class A4			Mortgage Trust
5.728% due 05/10/45	200	208	Series 2005-CD1 Class A4
Series 2008-1 Class A4			5.226% due 07/15/44	814	827
6.245% due 02/10/51	483	533	Series 2005-CD1 Class AJ
Banc of America Mortgage Securities,			5.226% due 07/15/44	100	103
Inc.			Series 2005-CD1 Class C
Series 2004-1 Class 5A1			5.226% due 07/15/44	190	194
6.500% due 09/25/33	2	2	Commercial Mortgage Asset Trust
Series 2004-11 Class 2A1			Series 1999-C1 Class D
5.750% due 01/25/35	63	64	6.888% due 01/17/32	4	4
Series 2005-H Class 2A5			Series 2001-J2A Class E
2.691% due 09/25/35 (Ê)	142	130	6.922% due 07/16/34 (Þ)	200	219
Bank of America Commercial Mortgage			Series 2005-C6 Class AJ
Trust			5.209% due 06/10/44	90	92
0.357% due 09/10/45	1,329	1,329	Series 2014-CR20 Class AM
Bayview Commercial Asset Trust			3.938% due 11/10/47	170	176
Series 2005-3A Class A1			Commercial Mortgage Trust
0.490% due 11/25/35 (Ê)(Þ)	331	300	Series 2014-UBS5 Class A4
BCAP LLC Trust			3.838% due 09/10/47	495	524
Series 2011-R11 Class 15A1			Countrywide Home Loan Mortgage Pass
2.592% due 10/26/33 (Ê)(Þ)	343	349	Through Trust
Series 2011-R11 Class 20A5			Series 2005-3 Class 1A2
2.601% due 03/26/35 (Ê)(Þ)	211	214	0.460% due 04/25/35 (Ê)	16	14
Bear Stearns Adjustable Rate Mortgage			Series 2007-HY5 Class 1A1
Trust			2.646% due 09/25/47 (Ê)	1,032	904
Series 2003-8 Class 4A1			Credit Suisse Commercial Mortgage
2.686% due 01/25/34 (Ê)	112	112	Trust
Series 2004-5 Class 2A			Series 2006-C5 Class A1A
2.957% due 07/25/34 (Ê)	486	487	5.297% due 12/15/39	1,152	1,223
Series 2004-9 Class 22A1			Series 2007-C1 Class A3
3.013% due 11/25/34 (Ê)	23	23	5.383% due 02/15/40	81	86
Series 2005-2 Class A1			Credit Suisse First Boston Mortgage
2.580% due 03/25/35 (Ê)	338	341	Securities Corp.
Bear Stearns Commercial Mortgage			Series 2005-9 Class 2A1
Securities Trust			5.500% due 10/25/35	179	173
Series 2002-TOP6 Class G			Series 2005-C3 Class AJ
6.000% due 10/15/36 (Þ)	235	242	4.771% due 07/15/37	100	101
Series 2005-PW10 Class A4			Series 2005-C5 Class AJ
5.405% due 12/11/40	175	180	5.100% due 08/15/38	210	214
Series 2006-T22 Class A4			Series 2005-C6 Class B
5.575% due 04/12/38	477	494	5.230% due 12/15/40	375	384
BHMS Mortgage Trust			Credit Suisse Mortgage Capital
Series 2014-ATLS Class AFL			Certificates
1.657% due 07/05/33 (Ê)(Þ)	180	179	Series 2007-2 Class 3A4
Series 2014-ATLS Class BFX			5.500% due 03/25/37	623	593
4.241% due 07/05/33 (Þ)	500	504	CSMC
CHL Mortgage Pass-Through Trust			Series 2011-4R Class 5A1
Series 2004-22 Class A3			2.596% due 05/27/36 (Þ)	238	235
2.418% due 11/25/34 (Ê)	85	80	CSMC Trust
Series 2004-HYB9 Class 1A1			Series 2014-USA Class A2
2.466% due 02/20/35 (Ê)	130	127	3.953% due 09/15/37 (Þ)	380	403
Citicorp Mortgage Securities Trust			DBCCRE Mortgage Trust
Series 2006-3 Class 1A9			Series 2014-ARCP Class C
5.750% due 06/25/36	159	164	4.935% due 01/10/34 (Þ)	295	318
Citigroup Commercial Mortgage Trust			DBRR Trust

See accompanying notes which are an integral part of the financial statements.

84 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2011-LC2 Class A4A			5.500%	1,705	1,907
4.537% due 07/12/44 (Þ)	340	376	6.000%	1,510	1,712
DBUBS Mortgage Trust			Series 2003-343 Class 6
Series 2011-LC1A Class A1			Interest Only STRIP
3.742% due 11/10/46 (Þ)	714	731	5.000% due 10/25/33	47	8
Series 2011-LC2A Class A2			Series 2003-345 Class 18
3.386% due 07/10/44 (Þ)	727	748	Interest Only STRIP
Deutsche Alt-A Securities Mortgage			4.500% due 12/25/18	65	4
Loan Trust			Series 2003-345 Class 19
Series 2005-AR1 Class 2A3			Interest Only STRIP
1.835% due 08/25/35 (Ê)	366	291	4.500% due 01/25/19	71	4
Dynegy Danskammer			Series 2004-W5
Class B			6.000% due 02/25/47	301	338
7.670% due 11/08/16 (Å)	700	—	Series 2005-365 Class 12
Extended Stay America Trust			Interest Only STRIP
Series 2013-ESH7 Class A27			5.500% due 12/25/35	142	22
2.958% due 12/05/31 (Þ)	325	329	Series 2006-369 Class 8
Fannie Mae			Interest Only STRIP
5.432% due 2016	946	973	5.500% due 04/25/36	23	3
3.584% due 2020	558	598	Fannie Mae Grantor Trust
3.615% due 2020	704	760	Series 2001-T4 Class A1
3.665% due 2020	773	835	7.500% due 07/25/41	289	344
3.763% due 2020	1,615	1,742	Fannie Mae REMICS
			Series 1999-56 Class Z
4.250% due 2020	747	822	7.000% due 12/18/29	25	28
5.500% due 2020	17	19	Series 2003-35 Class FY
4.297% due 2021	736	816	0.570% due 05/25/18 (Ê)	38	38
5.500% due 2022	88	95	Series 2004-W2 Class 2A2
2.500% due 2024	1,111	1,143	7.000% due 02/25/44	196	225
4.000% due 2025	388	414	Series 2005-110 Class MB
4.500% due 2025	863	933	5.500% due 09/25/35	74	80
3.240% due 2026	134	138	Series 2009-39 Class LB
4.000% due 2026	550	588	4.500% due 06/25/29	366	388
6.000% due 2026	102	116	Series 2009-96 Class DB
			4.000% due 11/25/29	429	459
6.000% due 2027	60	68	Series 2010-95 Class S
3.500% due 2032	665	702	Interest Only STRIP
6.000% due 2032	67	76	6.431% due 09/25/40 (Ê)	1,179	231
6.150% due 2032(Ê)	104	111	Series 2012-55 Class PC
3.000% due 2033	1,839	1,900	3.500% due 05/25/42	700	727
3.500% due 2033	1,624	1,713	Series 2013-111 Class PL
5.000% due 2033	18	20	2.000% due 12/25/42	570	515
6.150% due 2033(Ê)	79	86	Fannie Mae-Aces
			Series 2011-M1 Class A3
3.500% due 2034	361	380	3.763% due 06/25/21	875	943
5.000% due 2034	29	32	Series 2012-M12 Class 1A
5.500% due 2034	57	64	2.840% due 08/25/22	933	957
5.500% due 2037	458	510	Series 2014-M8 Class FA
5.500% due 2038	953	1,077	0.407% due 05/25/18 (Ê)	788	788
4.000% due 2040	552	596	Series 2014-M12 Class FA
6.000% due 2040	432	491	0.457% due 10/25/21 (Ê)	998	1,003
4.000% due 2041	1,654	1,777	Series 2014-M13 Class A2
6.000% due 2041	472	536	3.021% due 08/25/24	430	440
			Series 2014-M13 Class AB2
3.500% due 2043	1,824	1,904	2.951% due 08/25/24	510	515
4.000% due 2044	1,727	1,866	Series 2014-M13 Class ASQ1
15 Year TBA(Ï)			0.848% due 11/25/17	1,378	1,375
2.500%	4,035	4,108	Series 2014-M13 Class ASQ2
3.000%	915	951	1.637% due 11/25/17	4,430	4,460
3.500%	2,650	2,799	FDIC Trust
30 Year TBA(Ï)			Series 2010-R1 Class A
3.000%	10,005	10,122	2.184% due 05/25/50 (Þ)	909	914
3.500%	14,680	15,304	Series 2011-R1 Class A
4.000%	25,150	27,127	2.672% due 07/25/26 (Þ)	378	386

			See accompanying notes which are an integral part of the financial statements.
			Core Bond Fund 85

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Federal Home Loan Mortgage Corp.			4.000% due 2040(Ê)	448	481
Multifamily Structured Pass Through			4.810% due 2061	1,108	1,191
Certificates			5.245% due 2061	662	727
Series 2011-K702 Class X1
Interest Only STRIP			4.652% due 2063	90	99
1.525% due 02/25/18	6,735	281	4.661% due 2063	37	40
Series 2012-K501 Class X1A			4.732% due 2063	210	228
Interest Only STRIP			4.683% due 2064	732	787
1.685% due 08/25/16	3,895	74	4.793% due 2064	881	949
Series 2014-KF05 Class A			30 Year TBA(Ï)
0.506% due 09/25/21 (Ê)	1,340	1,340	3.000%	495	506
Federal Home Loan Mortgage Corp.			4.000%	2,220	2,380
Structured Pass Through Securities			4.500%	1,750	1,912
Series 2003-56 Class A5
5.231% due 05/25/43	322	356	GMACM Mortgage Loan Trust
			Series 2005-AR2 Class 4A
First Horizon Asset Securities, Inc.			4.566% due 05/25/35 (Ê)	202	194
Series 2005-AR4 Class 2A1			Government National Mortgage
2.564% due 10/25/35 (Ê)	730	639
First Horizon Mortgage Pass-Through			Association
			Series 2007-26 Class SD
Trust			Interest Only STRIP
Series 2006-2 Class 1A3			6.639% due 05/16/37 (Ê)	1,122	170
6.000% due 08/25/36	658	640	Series 2010-74 Class IO
Freddie Mac			Interest Only STRIP
5.500% due 2037	254	280	0.399% due 03/16/50	1,984	44
5.500% due 2038	1,363	1,552	Series 2010-124 Class C
6.000% due 2038	251	285	3.392% due 03/16/45	75	77
4.000% due 2041	2,474	2,670	Series 2010-H03 Class HI
4.500% due 2041	619	679	Interest Only STRIP
3.000% due 2042	331	335	1.474% due 03/20/60	16,041	752
3.500% due 2043	903	945	Series 2010-H04 Class BI
			Interest Only STRIP
4.000% due 2044	4,636	4,977	1.390% due 04/20/60	1,400	69
Freddie Mac Reference REMIC			Series 2010-H12 Class PT
Series 2006-R006 Class ZA
6.000% due 04/15/36	577	647	5.470% due 11/20/59	523	552
			Series 2010-H22 Class JI
Freddie Mac REMICS			Interest Only STRIP
Series 2003-2624 Class QH
5.000% due 06/15/33	209	228	2.499% due 11/20/60	2,346	227
Series 2007-3335 Class FT			Series 2011-38 Class C
0.311% due 08/15/19 (Ê)	64	64	4.368% due 09/16/51	525	556
Series 2009-3569 Class NY			Series 2011-67 Class B
5.000% due 08/15/39	1,400	1,568	3.863% due 10/16/47	230	240
			Series 2011-H02 Class BI
Series 2010-3653 Class B			Interest Only STRIP
4.500% due 04/15/30	680	735	0.412% due 02/20/61	10,170	173
Series 2010-3704 Class DC			Series 2012-99 Class CI
4.000% due 11/15/36	377	400	Interest Only STRIP
Series 2011-3901 Class LA			1.054% due 10/16/49	1,822	131
4.000% due 06/15/38	130	131	Series 2012-115 Class IO
Series 2012-4010 Class KM			Interest Only STRIP
3.000% due 01/15/42	360	369	0.431% due 04/16/54	769	34
FREMF Mortgage Trust			GS Mortgage Securities Corp. II
Series 2010-K7 Class B			Series 2011-GC5 Class A4
5.435% due 04/25/20 (Þ)	510	568	3.707% due 08/10/44	735	778
Series 2012-K705 Class B			Series 2013-GC10 Class A1
4.162% due 09/25/44 (Þ)	217	227	0.696% due 02/10/46	103	103
GE Business Loan Trust			GS Mortgage Securities Trust
Series 2003-2A Class A			Series 2013-GC12 Class A1
0.531% due 11/15/31 (Ê)(Þ)	257	247	0.742% due 06/10/46	216	215
GE Capital Commercial Mortgage Corp.			Series 2013-GC16 Class A1
Series 2005-C3 Class F			1.264% due 11/10/46	230	231
5.157% due 07/10/45 (Þ)	195	197	Series 2014-GC26 Class C
Ginnie Mae I			4.511% due 11/10/47	240	246
4.564% due 2062	1,249	1,363	GSMPS Mortgage Loan Trust
Ginnie Mae II			Series 2006-RP1 Class 1A2
3.500% due 2040(Ê)	1,271	1,336	7.500% due 01/25/36 (Þ)	367	371

See accompanying notes which are an integral part of the financial statements.

86 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
GSR Mortgage Loan Trust			Mastr Alternative Loan Trust
Series 2005-AR7 Class 6A1			Series 2003-4 Class B1
4.979% due 11/25/35 (Ê)	53	51	5.941% due 06/25/33	72	72
HarborView Mortgage Loan Trust			Series 2004-10 Class 5A6
Series 2005-4 Class 3A1			5.750% due 09/25/34	60	62
2.603% due 07/19/35 (Ê)	82	74	Merrill Lynch Mortgage Trust
IndyMac Index Mortgage Loan Trust			Series 2005-A10 Class A
Series 2006-AR41 Class A3			0.380% due 02/25/36 (Ê)	58	53
0.350% due 02/25/37 (Ê)	880	602	Series 2005-CIP1 Class AM
JPMorgan Alternative Loan Trust			5.107% due 07/12/38	900	915
Series 2006-A2 Class 3A1			Series 2005-LC1 Class A4
2.585% due 05/25/36 (Ê)	935	762	5.291% due 01/12/44	106	109
JPMorgan Chase Commercial Mortgage			Series 2006-C2 Class AM
Securities Corp.			5.782% due 08/12/43	500	530
Series 2003-C1 Class D			Series 2008-C1 Class A4
5.192% due 01/12/37	40	40	5.690% due 02/12/51	263	286
Series 2004-LN2 Class B			ML-CFC Commercial Mortgage Trust
5.201% due 07/15/41	150	153	Series 2006-1 Class A4
Series 2005-LDP5 Class A4			5.467% due 02/12/39	462	477
5.236% due 12/15/44	867	882	Morgan Stanley Bank of America Merrill
Series 2007-CB18 Class A4			Lynch Trust
5.440% due 06/12/47	1,156	1,229	Series 2013-C7 Class A1
Series 2007-LDPX Class A3			0.738% due 02/15/46	157	158
5.420% due 01/15/49	659	704	Series 2014-C19 Class A2
JPMorgan Chase Commercial Mortgage			3.101% due 12/15/47	530	546
Securities Trust			Morgan Stanley Capital I Trust
5.815% due 06/15/49	180	187	Series 2005-HQ6 Class D
Series 2004-C1 Class H			5.202% due 08/13/42	100	101
5.891% due 01/15/38 (Þ)	700	717	Series 2006-IQ12 Class AM
Series 2005-CB12 Class AJ			5.370% due 12/15/43	180	192
4.987% due 09/12/37	220	223	Series 2007-HQ12 Class A2
Series 2007-LDPX Class AM			5.592% due 04/12/49	79	79
5.464% due 01/15/49	600	622	Morgan Stanley Capital I, Inc.
Series 2011-C3 Class A3			Series 2005-HQ7 Class A4
4.388% due 02/15/46 (Þ)	900	969	5.206% due 11/14/42	217	221
Series 2014-FBLU Class C			Series 2011-C3 Class A2
2.161% due 12/15/28 (Ê)(Þ)	285	285	3.224% due 07/15/49	179	185
JPMorgan Mortgage Trust			Series 2011-C3 Class A4
Series 2004-A2 Class 3A1			4.118% due 07/15/49	115	124
2.470% due 05/25/34 (Ê)	44	43	Morgan Stanley Dean Witter Capital I
Series 2005-A1 Class 6T1			Trust
2.636% due 02/25/35 (Ê)	13	13	Series 2001-TOP3 Class C
Series 2005-A5 Class TA1			6.790% due 07/15/33	10	10
5.172% due 08/25/35 (Ê)	94	95	Mortgage Pass Through Certificates
Series 2005-A8 Class 1A1			Series 2001-CIB2 Class D
5.028% due 11/25/35 (Ê)	139	132	6.802% due 04/15/35	130	130
Series 2005-S3 Class 1A2			Mortgage-Linked Amortizing Notes
5.750% due 01/25/36	33	31	Series 2012-1 Class A10
Series 2006-A6 Class 1A2			2.060% due 01/15/22	368	375
2.537% due 10/25/36 (Ê)	120	108	Motel 6 Trust
Series 2006-A7 Class 2A4R			Series 2012-MTL6 Class A2
2.695% due 01/25/37 (Ê)	881	798	1.948% due 10/05/25 (Þ)	320	319
LB-UBS Commercial Mortgage Trust			Series 2012-MTL6 Class XA1
Series 2005-C2 Class AJ			Interest Only STRIP
5.205% due 04/15/30	405	408	Zero coupon due 10/05/25 (Þ)	2,130	—
Series 2005-C3 Class AM			NorthStar Mortgage Trust
			Series 2012-1 Class A
4.794% due 07/15/40	570	576	1.355% due 08/25/29 (Ê)(Þ)	16	16
Series 2005-C3 Class B
4.895% due 07/15/40	220	222	Prime Series Mortgage 2004-CL1 Trust Class 1A2
Mastr Adjustable Rate Mortgages Trust			0.570% due 02/25/34 (Ê)	7	7
Series 2006-2 Class 4A1
2.628% due 02/25/36 (Ê)	69	68	RBSCF Series Trust 2010-RR3 Class MSCA
Series 2007-HF2 Class A1			5.908% due 06/16/49 (Þ)	95	103
0.480% due 09/25/37 (Ê)	441	404

			See accompanying notes which are an integral part of the financial statements.

			Core Bond Fund 87

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series 2010-RR4 Class CMLA				Series 2012-C9 Class A1
6.040% due 12/16/49 (Þ)		177	187	0.673% due 11/15/45		81	81
RBSSP Resecuritization Trust				Series 2013-C14 Class A1
Series 2010-3 Class 9A1				0.836% due 06/15/46		233	232
5.500% due 02/26/35 (Þ)		465	483	Series 2014-C19 Class A3
Residential Asset Securitization Trust				3.660% due 03/15/47		500	524
Series 2003-A15 Class 1A2							185,652
0.620% due 02/25/34 (Ê)		50	46	Municipal Bonds - 0.8%
RFMSI Trust				City of Houston Texas General
Series 2006-SA4 Class 2A1				Obligation Limited
3.494% due 11/25/36 (Ê)		181	155	6.290% due 03/01/32		465	589
Rialto Capital Management LLC				City of New York New York General
Series 2014-LT5 Class A				Obligation Unlimited
2.850% due 05/15/24 (Þ)		56	56	5.047% due 10/01/24		375	426
RREF LLC
Series 2014-LT6 Class A				6.646% due 12/01/31		250	299
2.750% due 09/15/24 (Þ)		158	158	6.246% due 06/01/35		1,100	1,271
Structured Adjustable Rate Mortgage				La Paz County Arizona Industrial
Loan Trust				Development Authority Revenue
Series 2004-12 Class 2A				Bonds
2.421% due 09/25/34 (Ê)		832	831	7.000% due 03/01/34		255	256
Structured Asset Mortgage Investments				Municipal Electric Authority of Georgia
II Trust				Revenue Bonds
Series 2004-AR8 Class A1				6.637% due 04/01/57		370	491
0.844% due 05/19/35 (Ê)		241	235	7.055% due 04/01/57		600	733
Series 2007-AR6 Class A1				New York City New York Water & Sewer
1.613% due 08/25/47 (Ê)		826	729	System Revenue Bonds
Structured Asset Securities Corp.				5.375% due 06/15/43		525	613
Mortgage Pass-Through Certificates				State of California General Obligation
Series 2003-34A Class 5A4				Unlimited
2.455% due 11/25/33 (Ê)		455	456	6.650% due 03/01/22		200	247
Wachovia Bank Commercial Mortgage				7.500% due 04/01/34		100	149
Trust				State of Illinois General Obligation
Series 2005-C22 Class AM				Unlimited
5.319% due 12/15/44		175	180	5.877% due 03/01/19		375	414
Washington Mutual Mortgage Pass				5.100% due 06/01/33		440	437
Through Certificates
Series 2003-AR7 Class A7				7.350% due 07/01/35		350	412
2.299% due 08/25/33 (Ê)		188	188	University of California Revenue Bonds
Series 2005-AR13 Class A1A1				6.270% due 05/15/31		400	452
0.460% due 10/25/45 (Ê)		18	16				6,789
Series 2006-AR7 Class A1A				Non-US Bonds - 3.1%
1.033% due 09/25/46 (Ê)		746	507	Australia Government Bond
Series 2007-HY2 Class 2A3				4.500% due 04/21/33	AUD	990	953
1.755% due 04/25/37 (Ê)		614	446	Series 120
Wells Fargo Mortgage Backed Securities				6.000% due 02/15/17	AUD	874	770
Trust				Series 126
Series 2004-P Class 2A1				4.500% due 04/15/20	AUD	2,340	2,117
2.613% due 09/25/34 (Ê)		249	250	Series 133
Series 2006-2 Class 2A3				5.500% due 04/21/23	AUD	1,500	1,483
5.500% due 03/25/36		82	79	Brazil Notas do Tesouro Nacional
Series 2006-AR2 Class 2A1				Series NTNB
2.612% due 03/25/36		111	111	6.000% due 05/15/45	BRL	704	655
Series 2006-AR10 Class 4A1				6.000% due 08/15/50	BRL	625	590
2.610% due 07/25/36 (Ê)		30	28	Series NTNF
Series 2006-AR17 Class A1				10.000% due 01/01/23	BRL	1,685	562
2.611% due 10/25/36 (Ê)		522	505	10.000% due 01/01/25	BRL	1,350	445
Series 2007-8 Class 1A16				Ireland Government Bond
6.000% due 07/25/37		86	85	5.400% due 03/13/25	EUR	950	1,584
WF-RBS Commercial Mortgage Trust				Malaysia Government Bond
Series 2011-C4 Class A3				3.394% due 03/15/17	MYR	520	148
4.394% due 06/15/44 (Þ)		810	875	4.181% due 07/15/24	MYR	1,560	448
Series 2011-C5 Class A4				Series 0113
3.667% due 11/15/44		545	577	3.172% due 07/15/16	MYR	719	204

See accompanying notes which are an integral part of the financial statements.

88 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series 1/06				United States Treasury Notes
4.262% due 09/15/16	MYR	1,424	412	0.500% due 07/31/16	6,865		6,868
Mexican Bonos				0.500% due 08/31/16	9,615		9,611
Series M				0.875% due 09/15/16	1,180		1,186
8.000% due 06/11/20	MXN	13,960	1,065	0.625% due 11/15/16	2,400		2,400
Series M 10
8.500% due 12/13/18	MXN	5,840	446	0.500% due 11/30/16	5,510		5,496
Series M 20				0.875% due 05/15/17	1,790		1,791
7.500% due 06/03/27	MXN	13,652	1,033	0.875% due 07/15/17	1,670		1,668
Series M 30				0.625% due 08/31/17	3,815		3,779
10.000% due 11/20/36	MXN	14,649	1,391	0.875% due 10/15/17	2,130		2,122
New Zealand Government Bond				1.625% due 06/30/19	56,800		56,941
2.000% due 09/20/25	NZD	340	273	1.500% due 10/31/19	5,270		5,238
Series 423				1.500% due 11/30/19	6,495		6,454
5.500% due 04/15/23	NZD	1,500	1,322	2.125% due 01/31/21	2,640		2,680
Series 521				2.000% due 10/31/21	700		702
6.000% due 05/15/21	NZD	2,680	2,371
Norway Government Bond				1.875% due 11/30/21	780		775
3.000% due 03/14/24	NOK	2,650	400	2.375% due 08/15/24	3,590		3,656
Series 472				2.250% due 11/15/24	39,550		39,816
4.250% due 05/19/17	NOK	10,990	1,592	2.750% due 08/15/42	935		935
Peru Government Bond				3.750% due 11/15/43	745		896
7.840% due 08/12/20	PEN	2,410	925	3.125% due 08/15/44	17,075		18,382
Poland Government Bond							179,842
Series 0417				Total Long-Term Investments
4.750% due 04/25/17	PLN	3,140	944
Series 1019				(cost $649,437)			658,390
5.500% due 10/25/19	PLN	3,210	1,044
South Africa Government Bond				Common Stocks - 0.0%
Series R203				Financial Services - 0.0%
8.250% due 09/15/17	ZAR	4,960	442	Escrow GM Corp.(Å)	80,000		—
Series R214
6.500% due 02/28/41	ZAR	17,150	1,154	Utilities - 0.0%
Titulos De Tesoreria B Bonds				Dynegy, Inc. Class A(Æ)	809		25
10.000% due 07/24/24	COP	2,845,700	1,427

			26,200	Total Common Stocks
United States Government Agencies - 0.5%				(cost $16)			25
Federal Farm Credit Banks
0.176% due 09/14/16		955	956
0.225% due 02/27/17 (Ê)		950	951	Preferred Stocks - 0.2%
Federal Home Loan Mortgage Corp.				Financial Services - 0.1%
2.000% due 08/25/16		675	691	XLIT, Ltd.	600		499
0.875% due 03/07/18		400	395
3.750% due 03/27/19		300	327	Technology - 0.1%
1.250% due 08/01/19		100	98	Verizon Communications, Inc.	32,300		847
Federal National Mortgage Association
1.250% due 01/30/17		300	303	Total Preferred Stocks
5.000% due 05/11/17		100	109	(cost $1,313)			1,346
0.875% due 12/20/17		100	99
0.875% due 05/21/18		300	295
1.875% due 09/18/18		200	203	Options Purchased - 0.0%
			4,427	(Number of Contracts)
United States Government Treasuries - 21.5%				Swaptions
				(Fund Receives/Fund Pays)
United States Treasury Coupon				USD 4.500%/USD Three Month LIBOR
Principal Only STRIP				Mar 2018 0.00 Put (2)	2,670	(ÿ)	74
Zero coupon due 11/15/27		1,360	981
United States Treasury Inflation Indexed				USD 4.500%/USD Three Month LIBOR
				Apr 2018 0.00 Put (1)	1,680	(ÿ)	49
Bonds				USD 5.000%/USD Three Month LIBOR
0.125% due 04/15/16		2,114	2,107	Jan 2019 0.00 Put (1)	1,095	(ÿ)	28
0.125% due 04/15/17		930	931	Total Options Purchased
0.125% due 07/15/24		1,675	1,613	(cost $371)			151
1.375% due 02/15/44		2,486	2,814

				See accompanying notes which are an integral part of the financial statements. Core Bond Fund 89

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Short-Term Investments - 28.3%			Federal Home Loan Bank Discount
			Notes
Adam Aircraft Industries - Term Loan			Zero coupon due 01/14/15 (ç)	3,080	3,080
12.255% due 05/23/15 (Å)	49	—	Zero coupon due 01/23/15 (ç)	1,750	1,750
Ally Financial, Inc.
4.625% due 06/26/15	400	403	Zero coupon due 01/28/15 (ç)	2,240	2,240
Alpine Securitization Corp.			Zero coupon due 02/06/15 (ç)	1,810	1,810
Zero coupon due 03/17/15	250	250	Zero coupon due 03/25/15	3,365	3,365
AmeriCredit Automobile Receivables			Federal Home Loan Banks
Series 2014-3 Class A1			0.750% due 05/26/15	1,020	1,020
0.230% due 08/10/15	545	545	First Investors Auto Owner Trust
Anheuser-Busch InBev Worldwide, Inc.			Series 2014-3A Class A1
3.625% due 04/15/15	195	197	0.350% due 11/16/15 (Þ)	892	892
0.800% due 07/15/15	980	982	Ford Motor Credit Co. LLC
ARI Fleet Lease Trust			3.875% due 01/15/15	1,700	1,701
0.250% due 04/15/15 (Þ)	282	282	7.000% due 04/15/15	1,200	1,220
Autobahn Funding			2.750% due 05/15/15	2,000	2,013
0.002% due 01/05/15 (ç)(~)	1,500	1,500	Freddie Mac Discount Notes
Bank of America Corp.			Zero coupon due 01/12/15 (ç)	2,385	2,385
4.500% due 04/01/15	400	404	Freddie Mac REMICS
4.750% due 08/01/15	410	419	Series 2010-3640 Class JA
1.500% due 10/09/15	750	753	1.500% due 03/15/15	12	12
Barclays Bank PLC			Goldman Sachs Group, Inc. (The)
			Series GMTN
2.750% due 02/23/15	500	501	3.700% due 08/01/15	1,520	1,545
BBVA US Senior SAU
4.664% due 10/09/15	650	667	Honda Series Auto 2013-2 Receivables Class A2 Owner Trust
British Telecommunications PLC			0.370% due 10/16/15	1	1
2.000% due 06/22/15	460	463	Series 2014-3 Class A1
Caisse Centrale Desjardins			0.190% due 08/17/15	952	952
2.650% due 09/16/15 (Þ)	410	416	HSBC USA, Inc.
0.513% due 10/29/15 (Ê)(Þ)	1,095	1,095	2.375% due 02/13/15	235	235
CCG Receivables Trust			JPMorgan Chase & Co.
Series 2014-1 Class A1			3.700% due 01/20/15	1,120	1,122
0.270% due 05/14/15 (Þ)	113	113	1.875% due 03/20/15	1,300	1,304
Citigroup, Inc.
6.010% due 01/15/15	2,600	2,604	3.400% due 06/24/15	800	810
			Kellogg Co.
2.650% due 03/02/15	200	201	0.463% due 02/13/15 (Ê)	765	765
4.750% due 05/19/15	784	796	1.125% due 05/15/15	500	501
4.700% due 05/29/15	50	51	Kubota Credit Owner Trust
2.250% due 08/07/15	1,000	1,009	Series 2014-1A Class A1
4.587% due 12/15/15	700	723	0.220% due 05/15/15 (Þ)	29	29
Constellation Energy Group, Inc.			Macquarie Bank, Ltd.
4.550% due 06/15/15	900	915	3.450% due 07/27/15 (Þ)	400	406
Credit Suisse			MMAF Equipment Finance LLC
0.467% due 04/10/15 (~)	750	750	Series 2014-AA Class A1
Series YCD			0.200% due 07/02/15 (Þ)	1,014	1,014
0.553% due 08/24/15 (Ê)(~)	1,290	1,290	Morgan Stanley
CVS Health Corp.			6.000% due 04/28/15	200	203
3.250% due 05/18/15	295	298	0.711% due 10/15/15 (Ê)	530	531
Daimler Finance NA LLC			PACCAR Financial Corp.
0.831% due 01/09/15 (Ê)(Þ)	400	400	0.367% due 05/05/15 (Ê)	500	500
2.300% due 01/09/15 (Þ)	400	400	Petrobras International Finance Co. SA
1.300% due 07/31/15 (Þ)	1,300	1,305	2.875% due 02/06/15	400	398
Dell Equipment Finance Trust			Private Export Funding Corp.
0.260% due 08/14/15 (Þ)	401	401	Zero coupon due 05/12/15	750	749
Export-Import Bank of Korea			Province of Ontario Canada
5.875% due 01/14/15	700	701	0.950% due 05/26/15	1,240	1,243
Fairway Finance Co., LLC			Reckitt Benckiser Treasury Services PLC
Zero coupon due 01/12/15 (ç)	200	200	Zero coupon due 04/02/15	1,365	1,364
			Royal Bank of Canada

See accompanying notes which are an integral part of the financial statements.
90 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
0.800% due 10/30/15	745		747
Royal Bank of Scotland Group PLC
2.550% due 09/18/15	800		808
Russell U.S. Cash Management Fund	158,416,582	(8)	158,418
Standard Chartered PLC
3.850% due 04/27/15 (Þ)	1,251		1,263
Susquehanna Auto Receivables Trust
Series 2014-1A Class A1
0.240% due 08/17/15 (Þ)	667		667
Telefonos de Mexico SAB de CV
5.500% due 01/27/15	360		361
United States Treasury Bills
Zero coupon due 01/15/15	10,820		10,820
Zero coupon due 03/19/15	26		26
Zero coupon due 04/02/15	4,550		4,550
United States Treasury Inflation Indexed
Bonds
1.625% due 01/15/15	398		397
0.500% due 04/15/15	586		579
Vodafone Group PLC
Zero coupon due 04/10/15	1,290		1,288
Volvo Treasury AB
5.950% due 04/01/15 (Þ)	385		389
Wells Fargo & Co.
0.433% due 10/28/15 (Ê)	615		615
Westlake Automobile Receivables Trust
Series 2014-1A Class A1
0.350% due 06/15/15 (Þ)	47		47
Wheels SPV, LLC
Series 2014-1A Class A1
0.240% due 05/20/15 (Þ)	220		220
Working Capital Management Co. L.P.
Zero coupon due 01/13/15 (ç)	500		500
Total Short-Term Investments
(cost $237,938)			237,889

Total Investments 106.9%
(identified cost $889,075)			897,801

Other Assets and Liabilities,
Net - (6.9%)			(58,343)

Net Assets - 100.0%			839,458

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 91

Russell Investment Funds Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.0%
Adam Aircraft Industries - Term Loan	05/22/07	48,786	114.22	56	—
Dynegy Danskammer	10/03/12	700,000	—	323	—
Escrow GM Corp.	04/21/11	80,000	—	—	—
					—
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)

					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Eurodollar Futures (CME)	10	USD	2,453	12/16	7
United States 2 Year Treasury Note Futures	206	USD	45,031	03/15	(74)
United States 5 Year Treasury Note Futures	603	USD	71,715	03/15	(65)
United States 10 Year Treasury Note Futures	386	USD	48,943	03/15	239
United States Treasury Long Bond Futures	234	USD	33,828	03/15	843
United States Treasury Ultra Long-Term Bond Futures	1	USD	165	03/15	7
Short Positions
Canada 10 Year Bond Futures	16	CAD	2,216	03/15	(35)
Euro-Bobl Futures	19	EUR	2,475	03/15	(20)
Euro-BTP Futures	19	EUR	2,576	03/15	(38)
Eurodollar Futures	10	USD	2,440	12/17	(12)
Euro-OAT Futures	17	EUR	2,503	03/15	(49)
Japan Government 10 Year Bond Futures	4	JPY	591,160	03/15	(29)
Long Gilt Futures	28	GBP	3,347	03/15	(140)
United States 2 Year Treasury Note Futures	181	USD	39,566	03/15	58
United States 5 Year Treasury Note Futures	19	USD	2,260	03/15	6
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					698

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
Inflationary Floor – CPURNSA Index	Call	1	0.00	USD	810	11/23/20	—
Swaptions
(Fund Receives/Fund Pays)
USD 5.000%/USD Three Month LIBOR	Put	1	5.00	USD	4,135	01/14/19	(45)
Total Liability for Options Written (premiums received $116)							(45)

Transactions in options written contracts for the period ended December 31, 2014 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2013	54	$364
Opened	81	639
Closed	(56)	(366)
Expired	(77)	(521)
Outstanding December 31, 2014	2	$116

See accompanying notes which are an integral part of the financial statements.

92 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Australia and New Zealand Banking Group	USD	3,576	AUD	4,224	01/15/15	(130)
Australia and New Zealand Banking Group	USD	1,786	NZD	2,347	01/15/15	43
Australia and New Zealand Banking Group	AUD	2,152	CAD	2,043	01/15/15	2
Australia and New Zealand Banking Group	CAD	990	AUD	1,049	01/15/15	4
Australia and New Zealand Banking Group	NZD	1,970	EUR	1,232	01/15/15	(44)
Bank of America	EUR	4,412	GBP	3,475	01/15/15	76
Bank of America	JPY	217,126	EUR	1,478	01/15/15	(24)
Barclays	CAD	4,118	AUD	4,329	01/15/15	(12)
Barclays	GBP	3,482	EUR	4,438	01/15/15	(56)
Barclays	SEK	5,027	NOK	4,850	01/15/15	6
Barclays	SEK	40,937	NOK	38,838	01/15/15	(42)
Citibank	USD	1,797	NZD	2,334	01/15/15	22
Citibank	CHF	3,503	EUR	2,914	01/15/15	3
Citibank	EUR	5,091	GBP	4,017	01/15/15	100
Citibank	NZD	2,381	USD	1,837	01/15/15	(19)
Commonwealth Bank of Australia	USD	2,394	CHF	2,370	01/08/15	(10)
Commonwealth Bank of Australia	USD	7,980	CHF	7,900	01/08/15	(34)
Commonwealth Bank of Australia	USD	2,395	EUR	1,971	01/08/15	(10)
Commonwealth Bank of Australia	USD	8,063	EUR	6,466	01/08/15	(238)
Commonwealth Bank of Australia	USD	7,986	EUR	6,571	02/05/15	(33)
Commonwealth Bank of Australia	USD	5,510	SEK	42,530	01/08/15	(54)
Commonwealth Bank of Australia	CHF	2,338	USD	2,427	01/08/15	76
Commonwealth Bank of Australia	CHF	7,793	USD	8,092	01/08/15	253
Commonwealth Bank of Australia	CHF	2,370	USD	2,395	02/05/15	10
Commonwealth Bank of Australia	CHF	7,900	USD	7,983	02/05/15	33
Commonwealth Bank of Australia	EUR	1,940	USD	2,419	01/08/15	71
Commonwealth Bank of Australia	EUR	6,571	USD	7,984	01/08/15	33
Commonwealth Bank of Australia	EUR	1,971	USD	2,396	02/05/15	10
Commonwealth Bank of Australia	NOK	39,183	USD	5,586	01/08/15	330
Commonwealth Bank of Australia	SEK	42,138	USD	5,663	01/08/15	257
Commonwealth Bank of Australia	SEK	42,530	USD	5,510	02/05/15	54
Deutsche Bank	AUD	3,899	NZD	4,077	01/15/15	(4)
Goldman Sachs	USD	1,052	EUR	858	01/15/15	(14)
Goldman Sachs	USD	2,143	EUR	1,749	01/15/15	(26)
Goldman Sachs	USD	3,616	EUR	2,952	01/15/15	(44)
Goldman Sachs	AUD	4,192	CAD	4,118	01/15/15	124
Goldman Sachs	AUD	512	NZD	535	01/15/15	—
Goldman Sachs	EUR	9,989	JPY	1,457,480	01/15/15	80
Goldman Sachs	GBP	5,730	USD	8,975	01/15/15	46
Goldman Sachs	NOK	36,488	SEK	39,956	01/15/15	231
Goldman Sachs	NZD	2,300	USD	1,793	01/15/15	—
JPMorgan Chase	USD	444	AUD	550	02/18/15	4
JPMorgan Chase	USD	1,964	CAD	2,230	01/22/15	(45)
JPMorgan Chase	USD	2,732	JPY	321,456	02/18/15	(47)
JPMorgan Chase	USD	3,479	KRW	3,703,619	01/22/15	(112)
JPMorgan Chase	USD	366	MXN	5,021	01/22/15	(26)
JPMorgan Chase	USD	3,008	MYR	9,942	01/22/15	(169)
JPMorgan Chase	USD	661	NOK	4,949	01/22/15	3
JPMorgan Chase	USD	1,367	NOK	10,047	01/22/15	(19)
JPMorgan Chase	USD	2,005	NOK	13,324	01/22/15	(219)
JPMorgan Chase	USD	999	PLN	3,329	01/22/15	(59)
JPMorgan Chase	USD	549	RUB	37,541	01/15/15	69
JPMorgan Chase	USD	4,019	SEK	28,970	01/22/15	(304)
JPMorgan Chase	USD	2,224	TWD	67,453	01/22/15	(89)
JPMorgan Chase	USD	340	ZAR	3,860	01/22/15	(7)
JPMorgan Chase	AUD	10,021	USD	8,205	02/18/15	50
JPMorgan Chase	BRL	369	USD	148	01/22/15	10
JPMorgan Chase	BRL	4,836	USD	1,910	01/22/15	99
JPMorgan Chase	CLP	1,319,553	USD	2,212	01/22/15	42
JPMorgan Chase	COP	320,459	USD	154	01/22/15	19
JPMorgan Chase	COP	6,264,322	USD	2,987	01/22/15	351
JPMorgan Chase	CZK	33,283	USD	1,542	01/22/15	88
JPMorgan Chase	EUR	6,741	USD	8,380	02/18/15	218
JPMorgan Chase	GBP	1,394	USD	2,184	02/18/15	12
JPMorgan Chase	IDR	28,792,681	USD	2,303	01/22/15	(14)
JPMorgan Chase	MXN	3,475	USD	254	01/22/15	19

		See accompanying notes which are an integral part of the financial statements.

		Core Bond Fund 93

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Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	MXN	3,475	USD	254	01/22/15	19
JPMorgan Chase	MXN	3,591	USD	263	01/22/15	20
JPMorgan Chase	MXN	6,624	USD	451	01/22/15	3
JPMorgan Chase	NZD	17,000	USD	13,086	02/18/15	(119)
JPMorgan Chase	PEN	7,758	USD	2,634	01/22/15	41
JPMorgan Chase	PLN	2,305	USD	662	01/22/15	12
JPMorgan Chase	RUB	37,541	USD	689	01/15/15	72
JPMorgan Chase	SEK	38,811	NOK	36,435	01/15/15	(92)
JPMorgan Chase	SEK	5,085	USD	665	01/22/15	13
JPMorgan Chase	SGD	5,852	USD	4,596	01/22/15	180
Royal Bank of Canada	USD	5,633	CAD	6,429	01/08/15	(100)
Royal Bank of Canada	USD	5,587	CAD	6,473	02/05/15	(20)
Royal Bank of Canada	USD	5,713	GBP	3,649	01/08/15	(26)
Royal Bank of Canada	USD	3,716	GBP	2,377	01/15/15	(11)
Royal Bank of Canada	USD	5,688	GBP	3,649	02/05/15	(2)
Royal Bank of Canada	USD	2,344	NOK	16,442	01/08/15	(138)
Royal Bank of Canada	USD	5,296	NOK	39,183	01/08/15	(40)
Royal Bank of Canada	USD	7,566	NOK	55,976	01/08/15	(57)
Royal Bank of Canada	USD	2,268	NOK	16,793	02/05/15	(17)
Royal Bank of Canada	USD	5,709	NZD	7,306	01/08/15	(11)
Royal Bank of Canada	USD	456	NZD	598	01/15/15	10
Royal Bank of Canada	CAD	6,473	USD	5,591	01/08/15	20
Royal Bank of Canada	EUR	2,138	GBP	1,687	01/15/15	42
Royal Bank of Canada	GBP	3,649	USD	5,689	01/08/15	2
Royal Bank of Canada	JPY	197,798	CAD	1,890	01/15/15	(50)
Royal Bank of Canada	JPY	710,610	USD	5,928	02/05/15	(6)
Royal Bank of Canada	NOK	16,793	USD	2,270	01/08/15	17
Royal Bank of Canada	NOK	54,808	USD	7,813	01/08/15	459
Royal Bank of Canada	NOK	39,183	USD	5,292	02/05/15	39
Royal Bank of Canada	NOK	55,976	USD	7,560	02/05/15	56
Skandinaviska Enskilda Bank	SEK	8,409	NOK	8,113	01/15/15	10
Standard Chartered	USD	2,374	AUD	2,789	01/08/15	(97)
Standard Chartered	USD	7,896	AUD	9,641	01/08/15	(27)
Standard Chartered	USD	2,364	AUD	2,892	02/05/15	(8)
Standard Chartered	USD	2,428	JPY	290,313	01/08/15	(4)
Standard Chartered	USD	7,630	JPY	904,992	01/08/15	(75)
Standard Chartered	USD	8,095	JPY	967,709	02/05/15	(14)
Standard Chartered	USD	2,429	NZD	3,106	01/08/15	(7)
Standard Chartered	USD	2,442	NZD	3,131	02/05/15	(7)
Standard Chartered	AUD	2,892	USD	2,369	01/08/15	8
Standard Chartered	AUD	9,296	USD	7,913	01/08/15	327
Standard Chartered	AUD	9,641	USD	7,880	02/05/15	27
Standard Chartered	CAD	971	USD	834	01/30/15	(1)
Standard Chartered	JPY	271,498	USD	2,289	01/08/15	22
Standard Chartered	JPY	967,709	USD	8,093	01/08/15	13
Standard Chartered	JPY	290,313	USD	2,428	02/05/15	4
Standard Chartered	NZD	3,131	USD	2,449	01/08/15	7
Standard Chartered	NZD	7,246	USD	5,668	01/08/15	16
State Street	USD	88	AUD	104	01/08/15	(4)
State Street	USD	170	AUD	208	02/05/15	—
State Street	USD	39	CAD	44	01/08/15	(1)
State Street	USD	325	CAD	377	02/05/15	(1)
State Street	USD	130	EUR	104	01/08/15	(4)
State Street	USD	413	EUR	342	02/05/15	—
State Street	USD	228	GBP	146	02/05/15	—
State Street	USD	529	JPY	62,717	01/08/15	(5)
State Street	USD	396	JPY	47,448	02/05/15	—
State Street	USD	50	NOK	350	01/08/15	(3)
State Street	USD	269	NOK	2,019	02/05/15	2
State Street	USD	20	NZD	25	01/08/15	—
State Street	USD	1,341	NZD	1,759	01/15/15	31
State Street	USD	87	NZD	111	02/05/15	—
State Street	AUD	345	USD	294	01/08/15	12
State Street	AUD	693	USD	565	02/05/15	1
State Street	CHF	32	USD	33	01/08/15	1
State Street	CHF	107	USD	111	01/08/15	3

See accompanying notes which are an integral part of the financial statements.

94 Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
State Street		CHF	125	USD	125	02/05/15	—
State Street		CHF	416	USD	418	02/05/15	—
State Street		EUR	31	USD	39	01/08/15	1
State Street		EUR	102	USD	124	02/05/15	—
State Street		JPY	18,815	USD	159	01/08/15	2
State Street		JPY	14,234	USD	119	02/05/15	—
State Street		NOK	1,168	USD	167	01/08/15	10
State Street		NOK	4,710	USD	628	02/05/15	(4)
State Street		NOK	6,729	USD	897	02/05/15	(5)
State Street		NZD	59	USD	46	01/08/15	—
State Street		SEK	392	USD	53	01/08/15	2
State Street		SEK	3,596	USD	459	02/05/15	(2)
UBS		AUD	7,719	USD	6,711	01/15/15	414
UBS		CHF	5,168	EUR	4,301	01/15/15	6
UBS		EUR	63	USD	79	01/15/15	3
UBS		EUR	2,863	USD	3,586	01/15/15	122
UBS		NZD	2,669	EUR	1,669	01/15/15	(60)
UBS		NZD	6,965	USD	5,391	01/15/15	(37)
UBS		SEK	82	USD	11	01/15/15	1
UBS		SEK	277	USD	38	01/15/15	2
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							1,941

Index Swap Contracts (*)
Amounts in thousands
Fund Receives				Notional		Termination	Fair Value
Underlying Security		Counterparty		Amount		Date	$
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	12,370	04/30/15	8
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	12,178	08/31/15	13
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	9,013	10/30/15	6
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	4,000	11/30/15	3
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	8,000	11/30/15	5
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)							35

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the 1 Month LIBOR rate plus a fee ranging from 0.10% to 0.16%.

Interest Rate Swap Contracts

Amounts in thousands
					Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Barclays	USD	2,090	3.145%	Three Month LIBOR	03/15/26	102
Barclays	USD	425	Three Month LIBOR	2.417%	11/15/27	(22)
Barclays	USD	425	Three Month LIBOR	2.481%	11/15/27	(27)
Barclays	USD	940	Three Month LIBOR	3.490%	03/15/46	(130)
Citigroup	USD	850	Three Month LIBOR	2.714%	08/15/42	(13)
Citigroup	USD	685	Three Month LIBOR	3.676%	11/15/43	(145)
Goldman Sachs	USD	2,270	2.804%	Three Month LIBOR	04/09/26	38
Goldman Sachs	USD	1,020	Three Month LIBOR	3.125%	04/09/46	(62)
JPMorgan Chase	HKD	17,450	Three Month HIBOR	2.365%	03/29/21	(43)
JPMorgan Chase	SGD	2,850	Six Month SIBOR	2.270%	03/31/21	(32)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $— (å)						(334)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 95

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Schedule of Investments, continued — December 31, 2014

Credit Default Swap Contracts
Amounts in thousands
Credit Indices

				Fund (Pays)/
				Receives	Termination	Fair Value

Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX Investment Grade Index	Goldman Sachs	USD	4,000	1.000%	12/20/19	64
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $71						64

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$84,568	$310	$84,878	10.1
Corporate Bonds and Notes	—	126,940	4,367	131,307	15.6
International Debt	—	35,520	—	35,520	4.2
Loan Agreements	—	3,775	—	3,775	0.4
Mortgage-Backed Securities	—	184,658	994	185,652	22.2
Municipal Bonds	—	6,789	—	6,789	0.8
Non-US Bonds	—	26,200	—	26,200	3.1
United States Government Agencies	—	4,427	—	4,427	0.5
United States Government Treasuries	—	179,842	—	179,842	21.5
Common Stocks
Financial Services	—	—	—	—	—
Utilities	25	—	—	25	—*
Preferred Stocks	1,346	—	—	1,346	0.2
Options Purchased	—	151	—	151	—*
Short-Term Investments	—	237,889	—	237,889	28.3
Total Investments	1,371	890,759	5,671	897,801	106.9
Other Assets and Liabilities, Net					(6.9)
					100.0
Other Financial Instruments
Futures Contracts	698	—	—	698	0.1
Options Written	—	(45)	—	(45)	(—*)
Foreign Currency Exchange Contracts	—	1,941	—	1,941	0.2
Index Swap Contracts	—	35	—	35	—
Interest Rate Swap Contracts	—	(334)	—	(334)	(—*)
Credit Default Swap Contracts	—	64	—	64	—*
Total Other Financial Instruments**	$698	$1,661	$—	$2,359

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2014, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the periods ended December 31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

96 Core Bond Fund

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Core Bond Fund

Fair Value of Derivative Instruments — December 31, 2014

Amounts in thousands

			Foreign
	Credit		Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts		Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*		$—	$—	$151
Unrealized appreciation on foreign currency exchange contracts		—	4,900	—
Variation margin on futures contracts**		—	—	1,160
Index swap contracts, at fair value		—	—	35
Interest rate swap contracts, at fair value		—	—	140
Credit default swap contracts, at fair value		64	—	—
Total		$64	$4,900	$1,486

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**		$—	$—	$462
Unrealized depreciation on foreign currency exchange contracts		—	2,959	—
Options written, at fair value		—	—	45
Interest rate swap contracts, at fair value		—	—	474
Total		$—	$2,959	$981
			Foreign
	Credit		Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts		Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***		$—	$—	$62
Futures contracts		—	—	6,425
Options written		—	—	666
Index swap contracts		—	—	2,982
Interest rate swap contracts		—	—	(979)
Credit default swap contracts		644	—	—
Foreign currency-related transactions****		—	5,066	—
Total		$644	$5,066	$9,156

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****		$—	$—	$(386)
Futures contracts		—	—	2,472
Options written		—	—	(82)
Index swap contracts		—	—	626
Interest rate swap contracts		—	—	(970)
Credit default swap contracts		(59)	—	—
Foreign currency-related transactions******		—	(228)	—
Total		$(59)	$(228)	$1,660

*	Fair value of purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.

******Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Russell Investment Funds Core Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —December 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
		Gross		Net Amounts
		Amounts			of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Options Purchased Contracts	Investments, at fair value	$151	$	— $	151
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	4,900		—	4,900
Futures Contracts	Variation margin on futures contracts	1,547		—	1,547
Index Swap Contracts	Index swap contracts, at fair value	35		—	35
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	140		—	140
Credit Default Swap Contracts	Credit default swap contracts, at fair value	64		—	64
Total		$6,837	$	— $	6,837

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

	Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Australia and New Zealand Banking Group	$49	$49	$—	—
Bank of America	76	24	—	52
Barclays	1,579	213	307	1,059
Citigroup	162	19	—	143
Commonwealth Bank of Australia	1,126	379	—	747
Deutsche Bank	37	—	—	37
Goldman Sachs	767	122	65	580
HSBC	6	—	—	6
JPMorgan Chase	1,343	1,304	—	39
Royal Bank of Canada	646	469	—	177
Skandinaviska Enskilda Bank	10	—	—	10
Standard Chartered	424	239	—	185
State Street	65	29	—	36
UBS	547	97	—	450
Total	$6,837	$2,944	$372	$3,521

See accompanying notes which are an integral part of the financial statements.

98 Core Bond Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —December 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
		Gross		Net Amounts
		Amounts		of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts	$255	$	— $	255
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,959		—	2,959
Options Written Contracts	Options written, at fair value	45		—	45
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	474		—	474
Total		$3,733	$	— $	3,733

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

	Amounts of
	Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^ Net Amount
Australia and New Zealand Banking Group	174	$49	$—	$125
Bank of America	24	24	—	—
Barclays	333	213	120	—
Citigroup	177	19	158	—
Commonwealth Bank of Australia	379	379	—	—
Deutsche Bank	4	—	—	4
Goldman Sachs	401	122	279	—
JPMorgan Chase	1,396	1,304	—	92
Royal Bank of Canada	479	469	—	10
Standard Chartered	240	239	—	1
State Street	29	29	—	—
UBS	97	97	—	—
Total	3,733	$2,944	$557	$232

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 99

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Core Bond Fund

Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$889,075
Investments, at fair value(>)	897,801
Cash	1,992
Cash (restricted)(a)(b)	4,237
Foreign currency holdings(^)	1,081
Unrealized appreciation on foreign currency exchange contracts	4,900
Receivables:
Dividends and interest	3,443
Dividends from affiliated Russell funds	13
Investments sold	9,426
Fund shares sold	194
Variation margin on futures contracts	1,547
Index swap contracts, at fair value(8)	35
Interest rate swap contracts, at fair value(•)	140
Credit default swap contracts, at fair value(+)	64
Total assets	924,873

Liabilities
Payables:
Due to broker (c)(d)	372
Investments purchased	80,722
Fund shares redeemed	41
Accrued fees to affiliates	396
Other accrued expenses	151
Variation margin on futures contracts	255
Unrealized depreciation on foreign currency exchange contracts	2,959
Options written, at fair value(x)	45
Interest rate swap contracts, at fair value(•)	474
Total liabilities	85,415

Net Assets	$839,458

See accompanying notes which are an integral part of the financial statements.

100 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Statement of Assets and Liabilities, continued — December 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,983
Accumulated net realized gain (loss)	2,290
Unrealized appreciation (depreciation) on:
Investments	8,726
Futures contracts	698
Options written	71
Index swap contracts	35
Interest rate swap contracts	(334)
Credit default swap contracts	(7)
Foreign currency-related transactions	1,868
Shares of beneficial interest	787
Additional paid-in capital	823,341
Net Assets	$839,458

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10.66
Net assets	$839,457,725
Shares outstanding ($.01 par value)	78,738,592
Amounts in thousands
(^) Foreign currency holdings - cost	$927
(x) Premiums received on options written	$116
(+) Credit default swap contracts - premiums paid (received)	$71
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$158,417
(•) Interest rate swap contracts - premiums paid (received)	$—
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$2,761
(b) Cash Collateral for Swaps	$1,476
(c) Due to Broker for Futures	$307
(d) Due to Broker for Swaps	$65
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 101

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Core Bond Fund

Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Dividends	$85
Dividends from affiliated Russell funds	151
Interest	16,164
Total investment income	16,400

Expenses
Advisory fees	4,343
Administrative fees	395
Custodian fees	319
Transfer agent fees	35
Professional fees	109
Trustees’ fees	18
Printing fees	115
Miscellaneous	118
Expenses before reductions	5,452
Expense reductions	(395)
Net expenses	5,057
Net investment income (loss)	11,343

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,157
Futures contracts	6,425
Options written	666
Index swap contracts	2,982
Interest rate swap contracts	(979)
Credit default swap contracts	644
Foreign currency-related transactions	4,973
Net realized gain (loss)	23,868
Net change in unrealized appreciation (depreciation) on:
Investments	5,296
Futures contracts	2,472
Options written	(82)
Index swap contracts	626
Interest rate swap contracts	(970)
Credit default swap contracts	(59)
Investment matured	54
Foreign currency-related transactions	(311)
Net change in unrealized appreciation (depreciation)	7,026
Net realized and unrealized gain (loss)	30,894
Net Increase (Decrease) in Net Assets from Operations	$42,237

See accompanying notes which are an integral part of the financial statements.

102 Core Bond Fund

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Core Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,343	$12,344
Net realized gain (loss)	23,868	(4,976)
Net change in unrealized appreciation (depreciation)	7,026	(17,965)
Net increase (decrease) in net assets from operations	42,237	(10,597)

Distributions
From net investment income	(12,125)	(10,239)
From net realized gain	(16,153)	(2,007)
Net decrease in net assets from distributions	(28,278)	(12,246)

Share Transactions*
Net increase (decrease) in net assets from share transactions	61,598	110,726
Total Net Increase (Decrease) in Net Assets	75,557	87,883

Net Assets
Beginning of period	763,901	676,018
End of period	$839,458	$763,901
Undistributed (overdistributed) net investment income included in net assets	$1,983	$(886)

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	9,002	$96,140	13,149	$139,458
Proceeds from reinvestment of distributions	2,658	28,278	1,157	12,244
Payments for shares redeemed	(5,920)	(62,820)	(3,859)	(40,976)
Total increase (decrease)	5,740	$61,598	10,447	$110,726

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 103

Russell Investment Funds

Core Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2014	10.46	.15	.43	.58	(.17)	(.21)
December 31, 2013	10.81	.18	(.35)	(.17)	(.15)	(.03)
December 31, 2012	10.47	.25	.61	.86	(.25)	(.27)
December 31, 2011	10.51	.35	.14	.49	(.34)	(.19)
December 31, 2010	10.20	.37	.63	1.00	(.40)	(.29)

See accompanying notes which are an integral part of the financial statements.

104 Core Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(.38)	10.66	5.55	839,458.69		.64	1.44	173
(.18)	10.46	(1.55)	763,901.67		.62	1.73	133
(.52)	10.81	8.38	676,018.72		.66	2.32	192
(.53)	10.47	4.68	545,608.72		.65	3.29	203
(.69)	10.51	10.02	471,898.75		.68	3.48	195

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 105

Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

106 Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Global Real Estate Securities Fund (the “Fund”) employs	an upward trajectory, posting positive performance as the 10-
a multi-manager approach whereby portions of the Fund	year U.S. Treasury yield declined and U.S. real estate investment
are allocated to different money managers. Fund assets not	trusts (“REITs”) rallied to close out the period.
allocated to money managers are managed by Russell Investment	Within the global property securities market, companies with
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	stronger balance sheets tended to outperform more highly levered
may change the allocation of the Fund’s assets among money	stocks, while property developers lagged relative to REITs. In an
managers at any time. An exemptive order from the Securities	environment of diverging growth by geography, North America
and Exchange Commission (“SEC”) permits RIMCo to engage	significantly outperformed relative to the Asia-Pacific region and
or terminate a money manager at any time, subject to approval	Europe, representing a reversal of the trend seen in the prior fiscal
by the Fund’s Board, without a shareholder vote. Pursuant to the	year. With respect to property sectors, the shorter lease duration
terms of the exemptive order, the Fund is required to notify its	categories, including lodging and residential, generally delivered
shareholders within 90 days of when a money manager begins	the strongest performance, while the industrial and office sectors
providing services. As of December 31, 2014, the Fund had three	were among the weakest-performing property types.
money managers.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
The Fund seeks to provide current income and long term capital	relative performance?
growth.	AEW Capital Management, L.P. (“AEW”) was terminated from the
How did the Fund perform relative to its benchmark for the	Fund in June 2014 and outperformed the Fund’s benchmark for
fiscal year ended December 31, 2014?	the portion of the fiscal year in which it was a money manager for
For the fiscal year ended December 31, 2014, the Global Real	the Fund. AEW utilized a value-oriented strategy that integrated
Estate Securities Fund gained 14.75%. This is compared to the	quantitative analysis with property and capital markets expertise.
Fund’s benchmark, the FTSE EPRA/NAREIT Developed Real	Stock selection within the U.S. residential, office, and retail
Estate Index (Net), which gained 15.02% during the same period.	sectors drove outperformance relative to the benchmark. Modest
The Fund’s performance includes operating expenses, whereas	out-of-benchmark exposure to the emerging markets detracted
index returns are unmanaged and do not include expenses of any	from performance.
kind.	Cohen & Steers Capital Management, Inc. (“Cohen”) marginally
For the fiscal year ended December 31, 2014, the Morningstar®	outperformed the Fund’s benchmark for the fiscal year. Cohen
Insurance Global Real Estate, a group of funds that Morningstar	seeks to generate excess returns through a combination of bottom-
considers to have investment strategies similar to those of the	up stock selection and top-down regional allocation decisions.
Fund, gained 14.14%. This result serves as a peer comparison	The key driver of performance was stock selection within the
and is expressed net of operating expenses.	U.S. diversified and retail sectors, in addition to a tilt toward the larger property companies in the United Kingdom. Overweight
How did the market conditions described in the Market	positioning in several Japanese property developers detracted
Summary report affect the Fund’s performance?	from performance.
For the fiscal year ended December 31, 2014, the global listed	INVESCO Advisers, Inc. (“Invesco”) outperformed the Fund’s
property market, as measured by the FTSE EPRA/NAREIT	benchmark for the fiscal year. Invesco manages a broadly
Developed Real Estate Index (Net), delivered a 15.02% return,	diversified portfolio with a focus on companies that operate in
outperforming most other equity sectors. Performance was	attractive markets, own top-tier assets, have strong management
supported by a combination of low interest rates, investor capital	teams, and maintain sound balance sheets. This focus on asset
inflows, and generally healthy underlying property fundamentals.	and balance sheet strength was beneficial during the fiscal year,
Real estate securities began the fiscal year with a recovery in	as overweight positioning in the highest-quality U.S. office REITs
momentum, as modest performance in 2013 eased investor	drove outperformance. An overweight to the lodging sector also
concerns over valuation levels, and inflows of yield-seeking	contributed to performance, while an underweight to U.S. data
capital resumed. The sector posted gains through the spring	center and diversified REITs detracted.
months, as strong earnings and flat to declining interest rates
provided support to real estate companies. However, property	Morgan Stanley Investment Management, Inc., Morgan Stanley
stocks responded negatively in September to significant equity	Investment Management Limited and Morgan Stanley Investment
issuance and concerns over valuation levels in light of strong	Management Company (together, “Morgan Stanley”) were added
recent performance. The sector then finished the fiscal year on	to the Fund in June 2014 and outperformed the Fund’s benchmark

Global Real Estate Securities Fund 107

Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

for the portion of the fiscal year in which they were a money		a money manager for the Fund. Morgan Stanley’s investment
manager for the Fund. As a result of Morgan Stanley’s value-		approach is value-driven, with an emphasis on bottom-up stock
oriented process, the portfolio was overweight U.S. residential		selection in each of the three global regions. Morgan Stanley
and	lodging REITs, which outpaced the overall benchmark.	tends to make relatively significant region and country allocation
Also contributing to performance were stock selection within the		tilts, which RIMCo believes provides the Fund an additional
retail sector and an underweight position in Canada. Overweight		source of potential excess return.
positioning in Japan was a detractor from performance.		There were no other changes to the Fund’s structure or money
RIMCo manages the portion of the Fund’s assets that RIMCo		manager line up during the fiscal year.
determines not to allocate to the money managers. Assets not
allocated to managers include the Fund’s liquidity reserves and		Money Managers as of December 31,
assets which may be managed directly by RIMCo to modify the		2014	Styles
Fund’s overall portfolio characteristics to seek to achieve the		Cohen & Steers Capital Management, Inc.	Market-Oriented
desired risk/return profile for the Fund.		INVESCO Advisers, Inc. which acts as a
money manager to the Fund
During the period, RIMCo continued to utilize a strategy to		through its INVESCO Real Estate division	Market-Oriented
implement regional tilting through the direct purchase of real		Morgan Stanley Investment Management
estate stocks. Using the output from a quantitative model, the		Inc., Morgan Stanley Investment
strategy seeks to position the portfolio to meet RIMCo’s overall		Management Limited and Morgan Stanley
preferred positioning with respect to regional exposures, while		Investment Management Company	Value
optimizing the portfolio to minimize tracking error relative to the		The views expressed in this report reflect those of the
Fund’s money manager portfolios. The strategy outperformed		portfolio managers only through the end of the period
relative to the Fund’s benchmark as a result of an underweight to		covered by the report. These views do not necessarily
Japan, which was among the weakest markets globally.		represent the views of RIMCo or any other person in RIMCo
or any other affiliated organization. These views are
During the period, the Fund used index futures and swap		subject to change at any time based upon market conditions
contracts to equitize the Fund’s cash. The use of these derivatives		or other events, and RIMCo disclaims any responsibility to
had a modestly positive impact on performance, as equity markets		update the views contained herein.	These views should not
delivered positive returns ahead of cash.		be relied on as investment advice and, because investment
Describe any changes to the Fund’s structure or the money		decisions for a Russell Investment Funds (“RIF”) Fund are
manager line-up.		based on numerous factors, should not be relied on as an
In June 2014, RIMCo terminated AEW Capital Management		indication of investment decisions of any RIF Fund.
as a money manager for the Fund and hired Morgan Stanley as

*	Assumes initial investment on January 1, 2005.

**	FTSE EPRA/NAREIT Developed Real Estate Index (Net) (date of inception February 18, 2005) is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System.
The data is market value-weighted. The total return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period as used in the total return calculation.

***	The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally.

**** The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Real Estate Linked Benchmark represents the returns of the FSTE NAREIT Equity REIT Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Real Estate Index (net) thereafter.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

108 Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$1,027.70	$1,020.37
The information in the table under the heading “Actual	Expenses Paid During Period*	$4.91	$4.89
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.96%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Global Real Estate Securities Fund 109

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 97.0%			Sponda OYJ	260,470	1,141
Australia - 5.0%					1,555
BGP Holdings PLC(Æ)(Å)	926,311	—
Dexus Property Group(ö)	368,219	2,083	France - 3.5%
Federation Centres(ö)	953,967	2,220	Altarea(Æ)(ö)	400	64
Goodman Group(ö)	1,705,121	7,861	Fonciere Des Regions(ö)	6,690	619
GPT Group (The)(ö)	393,568	1,390	Gecina SA(ö)	43,037	5,386
Investa Office Fund(ö)	128,157	379	Klepierre - GDR(ö)	186,250	8,023
Mirvac Group(ö)	654,754	946	Mercialys SA(ö)	48,832	1,089
Scentre Group(Æ)(ö)	2,574,369	7,320	Unibail-Rodamco SE(ö)	46,263	11,884
Stockland(ö)	1,271,741	4,248			27,065
Westfield Corp.(Æ)(ö)	1,731,588	12,659
		39,106	Germany - 2.9%
			Alstria Office AG(Æ)(ö)	9,032	112
Austria - 0.1%			Deutsche Annington Immobilien SE	103,644	3,526
Atrium European Real Estate, Ltd.(Æ)	62,564	310	Deutsche Euroshop AG	12,180	533
Buwog AG	10,937	217	Deutsche Wohnen AG	417,005	9,908
Conwert Immobilien Invest SE(Æ)	50,276	593	Gagfah SA(Æ)	113,074	2,531
		1,120	LEG Immobilien AG	75,620	5,673
			Prime Office AG(Æ)	52,081	183
Belgium - 0.0%			TAG Immobilien AG	739	9
Cofinimmo SA(ö)	1,648	191			22,475

Brazil - 0.3%			Hong Kong - 9.1%
BR Malls Participacoes SA	256,518	1,568	Champion REIT(Æ)(ö)	639,593	297
BR Properties SA	80,400	307	Hang Lung Properties, Ltd. - ADR	352,000	981
Iguatem Emp De Shopping Centers			Henderson Land Development Co., Ltd.	421,100	2,924
SA(Æ)	58,200	535	Hongkong Land Holdings, Ltd.	1,936,501	13,034
		2,410	Hysan Development Co., Ltd.	706,000	3,136
			Kerry Properties, Ltd.	329,000	1,188
Canada - 1.9%			Link REIT (The)(ö)	2,226,000	13,896
Allied Properties Real Estate Investment			New World Development Co., Ltd.	6,203,748	7,095
Trust(ö)	139,581	4,500	Sino Land Co., Ltd.	414,000	664
Boardwalk Real Estate Investment			Sun Hung Kai Properties, Ltd.	1,261,125	19,072
Trust(ö)	33,100	1,753	Swire Properties, Ltd.	535,668	1,581
Brookfield Canada Office Pro REIT(ö)	21,370	496	Wharf Holdings, Ltd. (The)	977,789	7,021
Calloway Real Estate Investment Trust(ö)	7,934	186			70,889
Canadian Apartment Properties REIT(ö)	4,400	95
Canadian Real Estate Investment			Ireland - 0.0%
Trust(ö)	43,800	1,726	Hibernia Reit Public Limited Co.(Æ)	157,643	206
Chartwell Retirement Residences	83,664	858
Crombie Real Estate Investment			Italy - 0.0%
Trust(Æ)(ö)	27,700	308	Beni Stabili SpA SIIQ(Ñ)(ö)	449,335	316
First Capital Realty, Inc. Class A	47,722	766
H&R Real Estate Investment Trust(ö)	87,000	1,627	Japan - 12.3%
Pure Industrial Real Estate Trust(Æ)	88,885	340	Activia Properties, Inc.(Ñ)(ö)	410	3,566
RioCan Real Estate Investment Trust(ö)	98,565	2,242	Advance Residence Investment Corp.(ö)	159	425
		14,897	Aeon Mall Co., Ltd.	141,300	2,499
			Daibiru Corp.	7,800	73
China - 0.6%			Daiwa House Residential Investment
China Overseas Land & Investment, Ltd.	874,000	2,579	Corp.(ö)	11	53
China Resources Land, Ltd.	70,000	184	Frontier Real Estate Investment Corp.(ö)	34	156
China Vanke Co., Ltd.(Æ)(Ñ)	649,200	1,441	GLP J-REIT(ö)	492	545
Dalian Wanda Commercial Properties			Hulic Co., Ltd.	413,300	4,108
Co., Ltd. Class H(Æ)(Þ)	47,800	305	Hulic Reit, Inc.(ö)	1,778	2,689
Guangzhou R&F Properties Co., Ltd.	295,600	360	Industrial & Infrastructure Fund
		4,869	Investment Corp.(ö)	2	9
			Japan Excellent, Inc.(ö)	42	56
Finland - 0.2%			Japan Hotel REIT Investment Corp.(Æ)	1,780	1,140
Citycon OYJ	132,789	414	Japan Logistics Fund, Inc.(ö)	419	939

See accompanying notes which are an integral part of the financial statements.
110 Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Japan Prime Realty Investment Corp.			Suntec Real Estate Investment Trust(ö)	1,148,697	1,698
Class A(ö)	447	1,552	UOL Group, Ltd.	92,000	482
Japan Real Estate Investment Corp.(ö)	478	2,300			30,619
Japan Retail Fund Investment Corp.(ö)	1,076	2,268
Kenedix Office Investment Corp. Class			Spain - 0.3%
A(ö)	307	1,724	Hispania Activos Inmobiliarios SAU(Æ)	87,026	1,134
Mitsubishi Estate Co., Ltd.	705,867	14,938	Lar Espana Real Estate Socimi SA(Æ)(ö)	79,811	886
Mitsui Fudosan Co., Ltd.	750,129	20,174			2,020
Mori Hills REIT Investment Corp. Class
A(ö)	1,318	1,886	Sweden - 0.8%
Mori Trust Sogo Reit, Inc.(ö)	8	16	Atrium Ljungberg AB(Æ)	19,628	289
Nippon Accommodations Fund, Inc.			Castellum AB	101,481	1,583
Class A(ö)	3	12	Fabege AB	58,723	754
Nippon Building Fund, Inc.(ö)	1,230	6,163	Fastighets AB Balder Class B(Æ)	776	11
Nippon Healthcare Investment Corp.(Æ)	6	14	Hemfosa Fastigheter AB(Æ)	98,959	2,080
Nippon Prologis REIT, Inc.(ö)	1,541	3,341	Hufvudstaden AB Class A	68,241	886
Nomura Master Real Estate Fund, Inc.			Wihlborgs Fastigheter AB	37,848	691
(Æ)	2,158	2,792			6,294
Nomura Real Estate Office Fund, Inc.			Switzerland - 0.2%
Class A(ö)	533	2,640	Mobimo Holding AG(Æ)	407	82
NTT Urban Development Corp.	12,500	125	PSP Swiss Property AG(Æ)	14,276	1,229
Orix JREIT, Inc.(ö)	539	755	Swiss Prime Site AG Class A(Æ)	2,790	204
Premier Investment Corp.(ö)	4	20			1,515
Sumitomo Realty & Development Co.,
Ltd.	390,000	13,285	United Kingdom - 6.4%
Tokyo Tatemono Co., Ltd.	410,000	2,986	Big Yellow Group PLC(ö)	393,111	3,708
Tokyu Fudosan Holdings Corp.	94,000	648	British Land Co. PLC (The)(ö)	251,266	3,018
Tokyu REIT, Inc.(ö)	56	76	Capital & Counties Properties PLC	78,730	444
United Urban Investment Corp.(ö)	1,152	1,810	Capital & Regional PLC	571,066	467
		95,783	Derwent London PLC(ö)	118,539	5,537
			Grainger PLC	221,895	649
Netherlands - 1.8%			Great Portland Estates PLC(ö)	297,889	3,404
Corio NV(ö)	73,325	3,578	Green REIT PLC(Æ)	55,298	86
Eurocommercial Properties NV	13,848	588	Hammerson PLC(ö)	1,055,116	9,862
Nieuwe Steen Investments NV(ö)	533,699	2,377	Helical Bar PLC	205	1
Vastned Retail NV(ö)	4,388	199	Intu Properties PLC Class H(ö)	138,633	717
Wereldhave NV(ö)	104,805	7,192	Land Securities Group PLC(ö)	831,743	14,885
		13,934	LXB Retail Properties(Æ)	355,323	760

Norway - 0.1%			Quintain Estates & Development
Entra ASA(Æ)(Þ)	28,820	294	PLC(Æ)	791,782	1,174
Norwegian Property ASA(Æ)	87,102	118	Safestore Holdings PLC(ö)	97,676	353
		412	Segro PLC(ö)	351,044	2,012
			Shaftesbury PLC(ö)	16,693	202
Singapore – 4.0%			ST Modwen Properties PLC	62,176	371
Ascendas Real Estate Investment			UNITE Group PLC (The)	215,883	1,565
Trust(Æ)(ö)	1,852,568	3,326	Urban&Civic plc(Æ)	125,091	483
CapitaCommercial Trust(Æ)(ö)	1,856,512	2,457	Workspace Group PLC(ö)	5,265	62
CapitaLand, Ltd.	2,834,000	7,042			49,760
CapitaMall Trust Class A(Æ)(ö)	1,286,094	1,978
CDL Hospitality Trusts(Æ)(ö)	41,051	54	United States - 47.5%
City Developments, Ltd.	536,807	4,145	Acadia Realty Trust(ö)	20,915	670
Global Logistic Properties, Ltd.	3,553,000	6,645	Alexandria Real Estate Equities, Inc.(ö)	9,550	847
Keppel DC REIT(Æ)(ö)	146,300	108	American Assets Trust, Inc.(ö)	51,669	2,057
Keppel Land, Ltd.	315,697	811	American Homes 4 Rent Class A(ö)	173,635	2,957
Keppel REIT(ö)	1,382,801	1,273	American Realty Capital Healthcare
Mapletree Commercial Trust(Æ)(ö)	87,686	93	Trust, Inc.(ö)	46,695	556
Mapletree Industrial Trust(Æ)(ö)	108,855	122	American Realty Capital Properties,
Mapletree Logistics Trust(Æ)(ö)	167,381	150	Inc.(ö)	8,913	81
SPH REIT(Æ)(ö)	299,000	235	Apartment Investment & Management
			Co. Class A(ö)	107,788	4,004
			See accompanying notes which are an integral part of the financial statements.
			Global Real Estate Securities Fund 111

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value			Amount ($)		Value
	or Shares	$			or Shares		$
AvalonBay Communities, Inc.(ö)	113,655	18,568		New York REIT, Inc.(ö)	5,731		61
Aviv REIT, Inc.(ö)	3,272	113		Nuveen New York Select Quality
Belmond, Ltd. Class A(Æ)	212,186	2,625		Municipal Fund, Inc.(Æ)	1,062,261		1,829
BioMed Realty Trust, Inc.(ö)	33,990	732		Omega Healthcare Investors, Inc.(Ñ)(ö)	2,909		114
Boston Properties, Inc.(ö)	89,022	11,456		Paramount Group, Inc.(Æ)(ö)	83,234		1,548
Brixmor Property Group, Inc.(ö)	75,600	1,878		Parkway Properties, Inc.(ö)	102,733		1,889
Brookdale Senior Living, Inc. Class				Pebblebrook Hotel Trust(ö)	2,711		124
A(Æ)	45,888	1,683		Piedmont Office Realty Trust, Inc. Class
Camden Property Trust(ö)	34,397	2,540		A(Ñ)(ö)	97,647		1,839
Chesapeake Lodging Trust(ö)	31,302	1,164		Prologis, Inc.(ö)	370,947		15,962
Corporate Office Properties Trust(ö)	14,442	410		PS Business Parks, Inc.(ö)	4,656		370
Cousins Properties, Inc.(ö)	358,013	4,088		Public Storage(ö)	65,307		12,073
CubeSmart Class A(ö)	123,296	2,721		Ramco-Gershenson Properties Trust(ö)	1,302		24
DCT Industrial Trust, Inc.(ö)	2,195	78		Realty Income Corp.(Ñ)(ö)	72,941		3,480
DDR Corp.(ö)	658,637	12,093		Regency Centers Corp.(ö)	120,448		7,683
DiamondRock Hospitality Co.(ö)	5,935	88		Retail Opportunity Investments Corp.(ö)	121,102		2,033
Douglas Emmett, Inc.(ö)	149,079	4,234		Rexford Industrial Realty, Inc.(ö)	24,604		387
Duke Realty Corp.(ö)	45,125	911		RLJ Lodging Trust(ö)	113,786		3,815
DuPont Fabros Technology, Inc.(ö)	234	8		Ryman Hospitality Properties, Inc.(ö)	1,499		79
EastGroup Properties, Inc.(ö)	18,676	1,183		Senior Housing Properties Trust(ö)	128,790		2,848
Empire State Realty Trust, Inc. Class				Simon Property Group, Inc.(ö)	163,807		29,829
A(ö)	218,498	3,842		SL Green Realty Corp.(ö)	94,971		11,303
Equity Commonwealth(Æ)(ö)	135,485	3,478		Sovran Self Storage, Inc.(ö)	30,988		2,703
Equity LifeStyle Properties, Inc. Class				Starwood Hotels & Resorts Worldwide,
A(ö)	37,847	1,951		Inc.	50,489		4,093
Equity One, Inc.(ö)	10,761	273		Starwood Waypoint Residential Trust(Æ)
Equity Residential(ö)	351,444	25,245		(ö)	86,372		2,278
Essex Property Trust, Inc.(ö)	29,938	6,186		STORE Capital Corp.(ö)	20,711		448
Extended Stay America, Inc.	141,094	2,724		Strategic Hotels & Resorts, Inc.(Æ)(ö)	16,523		219
Extra Space Storage, Inc.(ö)	68,550	4,019		Sun Communities, Inc.(ö)	57,536		3,479
Federal Realty Investment Trust(ö)	39,360	5,253		Sunstone Hotel Investors, Inc.(ö)	171,951		2,839
FelCor Lodging Trust, Inc.(ö)	13,600	147		Tanger Factory Outlet Centers, Inc.(ö)	69,057		2,552
First Industrial Realty Trust, Inc.(ö)	94,982	1,953		UDR, Inc.(ö)	164,566		5,072
Forest City Enterprises, Inc. Class A(Æ)	27,120	578		Ventas, Inc.(ö)	59,564		4,271
General Growth Properties, Inc.(ö)	613,481	17,258		Vornado Realty Trust(ö)	134,165		15,793
Glimcher Realty Trust(ö)	1,200	16		Washington Prime Group, Inc.(ö)	42,384		730
Gramercy Property Trust, Inc.(ö)	278,247	1,920		WP Carey, Inc.(ö)	7,409		519
HCP, Inc.(ö)	30,090	1,325					368,960
Health Care, Inc.(ö)	66,911	5,063
Healthcare Realty Trust, Inc.(ö)	134,439	3,673		Total Common Stocks
Healthcare Trust of America, Inc. Class				(cost $624,997)			754,396
A(ö)	106,132	2,859
Hilton Worldwide Holdings, Inc.(Æ)	217,410	5,672	Short -Term Investments - 2.5%
Home Properties, Inc.(ö)	67,877	4,453		United States - 2.5%
Host Hotels & Resorts, Inc.(ö)	517,863	12,310		Russell U.S. Cash Management Fund	19,257,165	(∞)	19,257
Hudson Pacific Properties, Inc.(ö)	136,529	4,104		Total Short-Term Investments
Icad, Inc.(ö)	21,478	1,720		(cost $19,257)			19,257
Kilroy Realty Corp.(ö)	58,865	4,066
Kimco Realty Corp.(ö)	48,733	1,225		Other Securities - 0.8%
La Quinta Holdings, Inc.(Æ)	14,344	316		Russell U.S. Cash Collateral Fund(×)	6,103,377	(∞)	6,103
LaSalle Hotel Properties(ö)	96,493	3,905		Total Other Securities
Liberty Property Trust(ö)	108,994	4,101		(cost $6,103)			6,103
Macerich Co. (The)(ö)	74,680	6,229
Mack-Cali Realty Corp.(ö)	70,445	1,343		Total Investments 100.3%
Mid-America Apartment Communities,				(identified cost $650,357)			779,756
Inc.(ö)	70,367	5,255
Monogram Residential Trust, Inc.(ö)	17,271	160		Other Assets and Liabilities, Net
National Health Investors, Inc.(ö)	24,600	1,721	-	(0.3%)			(2,380)
National Retail Properties, Inc.(ö)	116,464	4,586		Net Assets - 100.0%			777,376

See accompanying notes which are an integral part of the financial statements.
112 Global Real Estate Securities Fund

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Schedule of Investments, continued — December 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per		Cost	Fair Value
	Acquisition		Amount ($)		Unit	(000)	(000)
% of Net Assets Securities	Date		or shares		$	$	$
0.0%
BGP Holdings PLC	08/06/09	AUD	926,311		—	—	—
							—
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
	Number of		Notional		Expiration		(Depreciation)
	Contracts		Amount		Date		$
Long Positions
Dow Jones US Real Estate Index Futures		205	USD	6,146	03/15		71
FTSE/EPRA EUROPE Index Futures		297	EUR	5,738	03/15		323
Hang Seng Index Futures		9	HKD	10,643	01/15		15
MSCI SING IX ETS Futures		10	SGD	763	01/15		3
S&P Mid 400 E-mini Index Futures		19	USD	2,752	03/15		72
S&P/TSX 60 Index Futures		4	CAD	681	03/15		33
SPI 200 Index Futures		10	AUD	1,346	03/15		46
TOPIX Index Futures		17	JPY	239,275	03/15		(10)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							553

Foreign Currency Exchange Contracts

Amounts in thousands

								Unrealized
								Appreciation
			Amount		Amount			(Depreciation)
	Counterparty		Sold		Bought		Settlement Date	$
Bank of America		USD		39	EUR	32	01/05/15	—
Bank of America		USD		77	EUR	64	01/05/15	—
Bank of America		USD		531	HKD	4,114	03/18/15	—
Bank of America		USD		210	SGD	276	03/18/15	(2)
Bank of America		AUD		100	USD	81	03/18/15	(1)
Bank of America		CAD		100	USD	86	03/18/15	—
Bank of America		HKD		1,000	USD	129	03/18/15	—
Bank of New York		EUR		300	USD	366	03/18/15	2
Bank of New York		JPY		10,000	USD	83	03/18/15	—
BNP Paribas		USD		82	AUD	100	03/18/15	—
BNP Paribas		USD		250	EUR	200	03/18/15	(8)
BNP Paribas		USD		129	HKD	1,000	03/18/15	—
BNP Paribas		USD		85	JPY	10,000	03/18/15	(2)
Citibank		USD		11	CAD	13	01/06/15	—
Citibank		CAD		19	USD	16	01/06/15	—
Standard Chartered		USD		531	HKD	4,114	03/18/15	—
State Street		USD		81	AUD	100	03/18/15	—
State Street		USD		162	AUD	200	03/18/15	—
State Street		USD		937	AUD	1,125	03/18/15	(22)
State Street		USD		190	CAD	221	01/02/15	—
State Street		USD		86	CAD	100	03/18/15	—
State Street		USD		86	CAD	100	03/18/15	—
State Street		USD		405	CAD	462	03/18/15	(8)
State Street		USD		92	EUR	76	01/02/15	—
State Street		USD		124	EUR	102	01/02/15	(1)
State Street		USD		608	EUR	500	03/18/15	(3)
State Street		USD		615	EUR	500	03/18/15	(9)
State Street		USD		618	EUR	500	03/18/15	(12)
State Street		USD		4,559	EUR	3,672	03/18/15	(114)
State Street		USD		126	HKD	979	01/02/15	—
State Street		USD		129	HKD	1,000	03/18/15	—
State Street		USD		129	HKD	1,000	03/18/15	—
State Street		USD		33	JPY	3,995	01/05/15	—
State Street		USD		190	JPY	22,848	01/05/15	1

				See accompanying notes which are an integral part of the financial statements.

							Global Real Estate Securities Fund 113

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Schedule of Investments, continued — December 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
State Street		USD	47	JPY	5,673	01/06/15	—
State Street		USD	58	JPY	7,031	01/06/15	—
State Street		USD	109	JPY	13,200	01/06/15	1
State Street		USD	35	JPY	4,173	01/07/15	—
State Street		USD	70	JPY	8,350	01/07/15	—
State Street		USD	110	JPY	13,186	01/07/15	—
State Street		USD	167	JPY	20,000	03/18/15	—
State Street		USD	168	JPY	20,000	03/18/15	(1)
State Street		USD	169	JPY	20,000	03/18/15	(2)
State Street		USD	1,492	JPY	178,695	03/18/15	1
State Street		USD	26	SGD	34	01/02/15	—
State Street		USD	67	SGD	89	01/02/15	—
State Street		USD	68	SGD	91	01/02/15	—
State Street		USD	191	SGD	253	01/05/15	(1)
State Street		USD	114	SGD	150	03/18/15	(1)
State Street		AUD	200	USD	164	03/18/15	2
State Street		CAD	200	USD	172	01/02/15	—
State Street		EUR	600	USD	748	03/18/15	21
State Street		HKD	1,384	USD	178	01/02/15	—
State Street		HKD	1,500	USD	193	03/18/15	—
State Street		JPY	2,854	USD	24	01/05/15	—
State Street		JPY	3,916	USD	33	01/05/15	—
State Street		JPY	19,846	USD	165	01/05/15	(1)
State Street		JPY	4,591	USD	38	01/06/15	—
State Street		JPY	5,138	USD	43	01/06/15	—
State Street		JPY	6,303	USD	52	01/06/15	—
State Street		JPY	11,977	USD	99	01/06/15	(1)
State Street		JPY	13,120	USD	109	01/06/15	(1)
State Street		JPY	3,837	USD	32	01/07/15	—
State Street		JPY	8,076	USD	68	01/07/15	—
State Street		JPY	13,090	USD	110	01/07/15	—
State Street		JPY	24,383	USD	204	01/07/15	1
State Street		JPY	40,000	USD	337	03/18/15	3
UBS		USD	210	SGD	276	03/18/15	(2)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(160)

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1		Level 2	Level 3		Total	% of Net Assets
Common Stocks
Australia	$—		$39,106		$—	$39,106	5.0
Austria	—		1,120		—	1,120	0.1
Belgium	—		191		—	191	—*
Brazil	—		2,410		—	2,410	0.3
Canada	14,897		—		—	14,897	1.9
China	305		4,564		—	4,869	0.6
Finland	—		1,555		—	1,555	0.2
France	7,816		19,249		—	27,065	3.5
Germany	—		22,475		—	22,475	2.9
Hong Kong	—		70,889		—	70,889	9.1
Ireland	—		206		—	206	—*
Italy	—		316		—	316	—*
Japan	14		95,769		—	95,783	12.3
Netherlands	—		13,934		—	13,934	1.8
Norway	—		412		—	412	0.1
Singapore	108		30,511		—	30,619	4.0
Spain	—		2,020		—	2,020	0.3
Sweden	—		6,294		—	6,294	0.8
Switzerland	—		1,515		—	1,515	0.2
United Kingdom	—		49,760		—	49,760	6.4
United States	365,411		3,549		—	368,960	47.5

See accompanying notes which are an integral part of the financial statements.

114 Global Real Estate Securities Fund

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Schedule of Investments, continued — December 31, 2014

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Short-Term Investments	—	19,257		—	19,257	2.5
Other Securities	—	6,103		—	6,103	0.8
Total Investments	388,551	391,205		—	779,756	100.3
Other Assets and Liabilities, Net						(0.3)
						100.0
Other Financial Instruments
Futures Contracts	553	—		—	553	0.1
Foreign Currency Exchange Contracts	(2)	(158)		—	(160)	(—)*
Total Other Financial Instruments**	$551	$(158)		$—	$393

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — December 31, 2014

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$563	$—
Unrealized depreciation on foreign currency exchange contracts	—	32
Total	$563	$32

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$10	$—
Unrealized depreciation on foreign currency exchange contracts	—	192
Total	$10	$192
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,723	$—
Foreign currency-related transactions**	—	(1,193)
Total	$3,723	$(1,193)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(202)	$—
Foreign currency-related transactions***	—	(18)
Total	$(202)	$(18)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments —December 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
		Gross		Net Amounts
		Amounts			of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Securities on Loan*	Investments, at fair value	$5,813	$	— $	5,813
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	32		—	32
Futures Contracts	Variation margin on futures contracts	61		—	61
Total		$5,906	$	— $	5,906

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of New York	$2	$—	$—	2
Barclays	3,220	—	3,220	—
Goldman Sachs	435	—	435	—
JPMorgan Chase	766	—	766	—
Merrill Lynch	708	—	708	—
State Street	31	27	—	4
UBS	744	—	684	60
Total	$5,906	$27	$5,813	$66

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —December 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
		Gross			Net Amounts
		Amounts			of Liabilities
		Gross	Offset in the		Presented in
		Amounts of	Statement of		the Statement
		Recognized Assets and			of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts	$129	$	— $	129
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	192		—	192
Total		$321	$	— $	321

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Amounts of
	Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^ Net Amount
Bank of America	$3	$—	$—	$3
BNP Paribas	10	—	—	10
State Street	177	27	—	150
UBS	131	—	131	—
Total	$321	$27	$131	$163

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

118 Global Real Estate Securities Fund

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Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$650,357
Investments, at fair value(*)(>)	779,756
Cash (restricted)(a)	1,570
Foreign currency holdings(^)	839
Unrealized appreciation on foreign currency exchange contracts	32
Receivables:
Dividends and interest	2,629
Dividends from affiliated Russell funds	1
Investments sold	1,741
Fund shares sold	112
Foreign capital gains taxes recoverable	107
Variation margin on futures contracts	61
Total assets	786,848

Liabilities
Payables:
Investments purchased	2,225
Fund shares redeemed	106
Accrued fees to affiliates	565
Other accrued expenses	152
Variation margin on futures contracts	129
Unrealized depreciation on foreign currency exchange contracts	192
Payable upon return of securities loaned	6,103
Total liabilities	9,472

Net Assets	$777,376

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(16,768)
Accumulated net realized gain (loss)	732
Unrealized appreciation (depreciation) on:
Investments	129,399
Futures contracts	553
Foreign currency-related transactions	(187)
Shares of beneficial interest	497
Additional paid-in capital	663,150
Net Assets	$777,376

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$15.63
Net assets	$777,375,696
Shares outstanding ($.01 par value)	49,744,426
Amounts in thousands
(^) Foreign currency holdings - cost	$845
(*) Securities on loan included in investments	$5,813
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$25,360
(a) Cash Collateral for Futures	$1,570
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 119

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Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Dividends	$20,476
Dividends from affiliated Russell funds	20
Securities lending income	130
Less foreign taxes withheld	(831)
Total investment income	19,795

Expenses
Advisory fees	5,831
Administrative fees	364
Custodian fees	359
Transfer agent fees	32
Professional fees	77
Trustees’ fees	17
Printing fees	115
Miscellaneous	106
Total expenses	6,901
Net investment income (loss)	12,894

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	48,434
Futures contracts	3,723
Foreign currency-related transactions	(1,281)
Net realized gain (loss)	50,876
Net change in unrealized appreciation (depreciation) on:
Investments	35,742
Futures contracts	(202)
Foreign currency-related transactions	(57)
Net change in unrealized appreciation (depreciation)	35,483
Net realized and unrealized gain (loss)	86,359
Net Increase (Decrease) in Net Assets from Operations	$99,253

See accompanying notes which are an integral part of the financial statements.

120 Global Real Estate Securities Fund

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Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,894	$12,799
Net realized gain (loss)	50,876	44,040
Net change in unrealized appreciation (depreciation)	35,483	(34,761)
Net increase (decrease) in net assets from operations	99,253	22,078

Distributions
From net investment income	(24,165)	(25,921)
From net realized gain	(32,525)	(25,990)
Net decrease in net assets from distributions	(56,690)	(51,911)

Share Transactions*
Net increase (decrease) in net assets from share transactions	76,400	79,886
Total Net Increase (Decrease) in Net Assets	118,963	50,053

Net Assets
Beginning of period	658,413	608,360
End of period	$777,376	$658,413
Undistributed (overdistributed) net investment income included in net assets	$(16,768)	$(14,384)

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,734	$42,340	4,093	$63,978
Proceeds from reinvestment of distributions	3,585	56,689	3,486	51,911
Payments for shares redeemed	(1,437)	(22,629)	(2,308)	(36,003)
Total increase (decrease)	4,882	$76,400	5,271	$79,886

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2014	14.68	.28	1.89	2.17	(.52)	(.70)
December 31, 2013	15.37	.31	.24	.55	(.63)	(.61)
December 31, 2012	12.65	.30	3.15	3.45	(.73)	—
December 31, 2011	13.92	.29	(1.25)	(.96)	(.31)	—
December 31, 2010	11.58	.33	2.29	2.62	(.28)	—

See accompanying notes which are an integral part of the financial statements.

122 Global Real Estate Securities Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(1.22)	15.63	14.75	777,376.95		.95	1.76	64
(1.24)	14.68	3.70	658,413.93		.93	1.97	72
(.73)	15.37	27.56	608,360.95		.95	2.08	59
(.31)	12.65	(7.05)	470,964.95		.95	2.11	57
(.28)	13.92	22.92	493,896.99		.99	2.62	150

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 123

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Footnotes:
(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(~ )	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ)	Bond is insured by a guarantor.
(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(Ø)	In default.
(ß)	Illiquid security.
(x)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Note 2.
(8)	Unrounded units

Abbreviations:
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
ADR - American Depositary Receipt
ADS - American Depositary Share
BBSW - Bank Bill Swap Reference Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Bank
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
SIBOR – Singapore Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities
TBA - To Be Announced Security
UK - United Kingdom

124 Notes to Schedule of Investments

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Foreign Currency Abbreviations:
ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Icelandic krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese yuan renminbi	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rican colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR – Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegian krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
HKD – Hong Kong dollar	PHP – Philippine peso

Notes to Schedule of Investments 125

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(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”).
(c)	Less than $.01 per share.

(d) The total return does not reflect any Insurance Company Separate Account or Policy Charges.

See accompanying notes which are an integral part of the financial statements.

126 Notes to Financial Highlights

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Notes to Financial Statements — December 31, 2014

1. Organization
Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 9 different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The
Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value (“NAV”) to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment
Company Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The
Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.
2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Fund Services Company (“RFSC”).
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:
• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.
• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.
• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RFSC, acting at the discretion of the Board, that are used in determining the fair value of investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:
Equity securities, including common and preferred stock, that are traded on a national securities exchange (or reported on the
NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical

Notes to Financial Statements 127

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relationships. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the NAV of such investments and are categorized as Level 2 of the fair value hierarchy if the privately-held investment funds’ redemption terms require 90 days notice or less. If the redemption terms require greater than 90 days notice for redemptions, then the investment will be categorized as Level 3. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter (“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using

128 Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2014 proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2, as was the case with the Non-U.S. Fund and the Global Real Estate Securities Fund. Examples of significant events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

The Multi-Style Equity and Aggressive Equity Funds had no transfers between Levels 1, 2, and 3 for the period ended December 31, 2014. The Non-U.S. and Global Real Estate Securities Funds had no transfers between level 1, 2, and 3 other than as a result of application of fair value pricing for the period ended December 31, 2014.

At the beginning of the period, the Core Bond Fund had transfers out of Level 3 into Level 2 representing financial instruments for which approved vendor sources became available. As of December 31, 2014, the amount transferred from Level 3 to Level 2 was $868,295.

Level 3 Fair Value Investments

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows: Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RFSC and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RFSC believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RFSC would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

RFSC employs third party pricing vendors to provide fair value measurements. RFSC oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable input used in fair value measurement of certain of the Funds’ preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases (decreases) in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain of the Funds’ debt securities is the yield to worst ratio. Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Schedule of Investments for each respective fund as applicable.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RFSC may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RFSC does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RFSC is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In

Notes to Financial Statements 129

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Notes to Financial Statements, continued — December 31, 2014 accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation and additional disclosure about fair value measurements, if any, have been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed subsequent to the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At December 31, 2014, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended December 31, 2011 through December 31, 2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Quarterly	April, July, October and mid-December	Multi-Style Equity, Aggressive Equity, Core Bond and Global
Real Estate Securities Funds
Annually	Mid-December	Non-U.S. Fund

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities

130 Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2014 sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company ("RIMCo"), the Funds’ adviser, or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.
(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. and Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Non-U.S. and Global Real Estate Securities Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2014. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. The Non-U.S. Fund had a deferred capital gains tax liability of $17,301 as of December 31, 2014. The Non-U.S. Fund had $1,424 included in net realized gain (loss) on investments in the Statements of Operations related to capital gains taxes for the period ended December 31, 2014.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectuses and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, the Non-U.S. and Global Real Estate Securities Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

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Notes to Financial Statements, continued — December 31, 2014

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearinghouse stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-traded and cleared transactions are noted as collateral or margin requirements in the Schedule of Investments.
The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of
Operations, for the period ended December 31, 2014, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.
For the period ended December 31, 2014, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:
Funds	Strategies
Non-U.S. Fund	Exposing cash to markets and trade settlement
Core Bond Fund	Return enhancement and hedging
Global Real Estate Securities Fund	Exposing cash to markets and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Bought
Quarter Ended	March 31, 2014	June 30, 2014	September 30, 2014 December 31, 2014
Non-U.S. Fund	$28,806,014	$28,965,107	$25,459,817	$21,410,164
Core Bond Fund	396,473,164	589,155,304	538,460,522	456,168,080
Global Real Estate Securities Fund	20,516,342	18,255,936	13,891,292	17,566,081
		Outstanding Contract Amounts Sold
Quarter Ended	March 31, 2014	June 30, 2014	September 30, 2014 December 31, 2014
Non-U.S. Fund	$28,809,243	$28,677,541	$25,783,308	$21,795,475
Core Bond Fund	399,000,588	589,936,250	534,660,840	454,341,783
Global Real Estate Securities Fund	20,517,539	18,147,137	14,062,614	17,789,528
Options
The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell (write) call and put options on foreign currencies.
When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

132 Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2014

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.
The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.
A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.
For the period ended December 31, 2014, the Core Bond Fund purchased/sold options primarily for return enhancement and hedging.
The Core Bond Fund’s options contracts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements.
The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

		Number of Options Contracts Outstanding
Quarter Ended	March 31, 2014	June 30, 2014	September 30, 2014 December 31, 2014
Core Bond Fund	48	23		40	6
Futures Contracts
The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts).The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated
in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation
(depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.
For the period ended December 31, 2014, the following Funds entered into futures contracts primarily for the strategies listed below:
Funds	Strategies
Multi-Style Equity Fund	Exposing cash to markets
Aggressive Equity Fund	Exposing cash to markets
Non-U.S. Fund	Hedging and exposing cash to markets
Core Bond Fund	Return enhancement, hedging and exposing cash to markets
Global Real Estate Securities Fund	Exposing cash to markets

The Funds’ futures contracts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

		Number of Futures Contracts Outstanding
Quarter Ended	March 31, 2014	June 30, 2014	September 30, 2014 December 31, 2014
Multi-Style Equity Fund		255	210	240	229
Aggressive Equity Fund		158	121	106	133
Non-U.S. Fund		851	702	654	685
Core Bond Fund		2,814	3,101	2,592	1,753
Global Real Estate Securities Fund		692	526	474	571

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Notes to Financial Statements, continued — December 31, 2014

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out,with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, index (total return) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet the credit quality limitations of RIMCo. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long term counterparty credit rating, including reassignments, of BBB- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Credit Default Swaps

The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, sovereign issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

134 Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2014

If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Core Bond Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment

Notes to Financial Statements 135

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Notes to Financial Statements, continued — December 31, 2014 or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
For the period ended December 31, 2014, the Core Bond Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash to markets.
The Core Bond Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the local notional amounts outstanding at each quarter end.

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2014	June 30, 2014	September 30, 2014 December 31, 2014
Core Bond Fund	78,978,699	23,578,699	20,128,699	4,000,000
Interest Rate Swaps
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIMCo or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make.
If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the
Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps. Certain standardized swaps, including interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.
For the period ended December 31, 2014, the Core Bond Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.
The Core Bond Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the local notional amounts outstanding at each quarter end.

		Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2014	June 30, 2014	September 30, 2014 December 31, 2014
Core Bond Fund	130,955,000	155,854,000	166,855,000	29,005,000
Index Swaps
Certain Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.
The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
For the period ended December 31, 2014, the Core Bond Fund entered into index swaps primarily for the strategy of exposing cash to markets.
The Core Bond Fund’s index swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of index swap contracts. For the purpose of this disclosure, volume is measured by the local notional amounts outstanding at each quarter end.

		Index Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2014	June 30, 2014	September 30, 2014 December 31, 2014
Core Bond Fund	86,817,126	43,259,390	45,095,508	45,561,000

136 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2014

Currency Swaps

Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

For the period ended December 31, 2014, none of the Funds entered into currency swaps.

Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities

Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA, Master Repo and Master Forward Agreements. Certain funds employ multiple counterparties.The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan. As of December 31, 2014, the Core Bond Fund had no unfunded loan commitments.

Certificates of Participation

Certain Funds may purchase certificates of participation, also known as participation notes or participation interest notes. Certificates of participation are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of certificates of participation will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in certificates of participation involve certain risks in addition to those associated with a direct investment in the underlying foreign companies

Notes to Financial Statements 137

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2014 or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of certificates of participation will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the certificates of participation and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the certificates of participation are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Emerging Markets Securities

The Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt

The Core Bond Fund may invest in emerging markets debt. The Fund's emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements

The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

The Core Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

138 Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2014

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or nonconforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

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Notes to Financial Statements, continued — December 31, 2014

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Forward Commitments

The Core Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

A to be announced (“TBA”) security is a forward mortgage-backed securities trade in which the Core Bond Fund may invest. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. These securities are within the parameters of industry “good delivery” standards.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

140 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2014

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds' financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund to underperform other types of investments.

3. Investment Transactions

Securities

During the period ended December 31, 2014, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Multi-Style Equity Fund	$457,980,237	$484,953,526
Aggressive Equity Fund	196,054,811	184,582,142
Non-U.S. Fund	121,892,297	141,456,879
Core Bond Fund	493,180,299	360,073,611
Global Real Estate Securities Fund	499,749,529	451,938,089

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Core Bond Fund	$846,802,541	$791,784,415

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. As of December 31, 2014, to the extent that a loan was collateralized by cash, such collateral was invested by the securities lending agent, Brown Brothers Harriman & Co. (“BBH”), in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and BBH and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and BBH and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by BBH and approved by RIMCo.

Notes to Financial Statements 141

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2014

Brokerage Commissions
The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC
(“BNY”) and its global network of unaffiliated correspondent brokers as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. BNY and SSGM are registered brokers and are not affiliates of the Funds or RIMCo. Trades placed through Recapture Services and SSGM and their correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Adviser to the Funds or
(ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may, with respect to transactions it places, effect transactions with or through Recapture Services, SSGM and their correspondents or other brokers. In addition, RIMCo recommends targets for the amount of trading that money managers direct through Recapture Services and SSGM based upon several factors including asset class and investment style, among others.
Research services provided to RIMCo by Recapture Services, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by
RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a Frank Russell Company
("FRC") Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds.
Recapture Services, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the
Funds through Recapture Services, and SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the
SCC once RIMCo’s research needs have been met, as determined annually in the Soft Money Commission budgeting process.
Recapture Services and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services, SSGM and their correspondents for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.
Additionally, a money manager may independently effect transactions through Recapture Services, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.
Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to
RIMCo.
4. Related Party Transactions, Fees and Expenses

Adviser and Administrator
RIMCo advises the Funds and RFSC is the Funds' administrator and transfer and disbursing agent. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of FRC (which is an indirect subsidiary of London Stock Exchange
Group plc ("LSEG")). FRC provides ongoing money manager research to RIC and RIMCo.
A special meeting of the Funds’ shareholders was held on November 3, 2014 in order for shareholders to vote on two proposals:
• To approve a new investment advisory agreement between RIMCo and each Fund, as a result of a transaction involving the sale of RIMCo’s parent company to the LSEG (the “Post-Transaction Agreement”).
• To approve a new investment advisory agreement between RIMCo and each Fund that reflects updated terms and, if approved by shareholders, would go into effect in lieu of the Post-Transaction Agreement following the transaction or, if the transaction is not consummated, would replace the Funds’ existing investment advisory agreement (together with the “Post-Transaction

142 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2014

Agreement,” the “New Advisory Agreements”). Specifically, this agreement would provide RIMCo with greater flexibility in managing the Funds and update the Funds’ existing agreement to reflect current industry practices.

On December 2, 2014, FRC and its subsidiaries, including RIMCo, became wholly-owned subsidiaries of LSEG. LSEG is a diversified international exchange group.

The New Advisory Agreements were approved by the shareholders of each Fund and went into effect upon consummation of the transaction on December 2, 2014.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of December 31, 2014, the Funds had invested $234,692,101 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $28,919,866 is invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo.

The advisory fee is based upon the average daily net assets of each Fund and the administration fee of up to 0.05% is based on the combined average daily net assets of the Funds. Advisory and administration fees are paid monthly.

		Annual Rate %
Funds	Adviser		Administrator
Multi-Style Equity Fund		0.73		0.05
Aggressive Equity Fund		0.90		0.05
Non-U.S. Fund		0.90		0.05
Core Bond Fund		0.55		0.05
Global Real Estate Securities Fund		0.80		0.05

The following table shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2014:

	Advisory	Administrative
Multi-Style Equity Fund	$3,459,806	$236,973
Aggressive Equity Fund	2,215,401	123,078
Non-U.S. Fund	3,625,169	201,399
Core Bond Fund	4,342,585	394,781
Global Real Estate Securities Fund	5,831,430	364,465

RIMCo has agreed to certain waivers of its advisory fees as follows:

For the Aggressive Equity Fund, RIMCo has contractually agreed, until April 30, 2015, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2014 was $123,078. There were no reimbursements during the period.

For the Non-U.S. Fund, RIMCo has contractually agreed, until April 30, 2015, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2014 was $201,398. There were no reimbursements during the period.

For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2015, to waive 0.05% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2014 was $394,780. There were no reimbursements during the period.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended December 31, 2014 were as follows:

Amount
Multi-Style Equity Fund	$20,854
Aggressive Equity Fund	10,831
Non-U.S. Fund	17,723
Core Bond Fund	34,741
Global Real Estate Securities Fund	32,073

Notes to Financial Statements 143

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2014

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment Company, pursuant to the distribution agreement with the Investment Company. The Distributor receives no compensation from Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2014 were as follows:

	Multi-Style Equity Aggressive Equity			Global Real Estate
	Fund	Fund	Non-U.S. Fund Core Bond Fund Securities Fund
Advisory fees	$301,694	$179,850	$278,050	$353,983	$526,273
Administration fees	20,664	10,579	16,356	35,398	32,892
Transfer agent fees	1,819	931	1,439	3,115	2,895
Trustee fees	1,995	979	1,857	3,144	2,722
	$326,172	$192,339	$297,702	$395,640	$564,782

Affiliated Brokerage Commissions

The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”). RIS is a registered broker and investment adviser and an affiliate of RIMCo. RIS uses a multi-venue trade management approach whereby RIS allocates trades among RIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves or (iii) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading on behalf of the Funds.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a -7 of the Act.

During the period ended December 31, 2014, the Funds have engaged in purchases and sales of securities pursuant to Rule 17a -7 of the Act. As defined by the procedures, each transaction is effected at the current market price.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 39 funds, RIF, which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $96,000 per year; each of its interested Trustees a retainer of $75,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board attended in person. Each Trustee receives $1,000 for attendance of telephonic meetings, except for telephonic meetings called pursuant to RIC, RIF and RET’s Security Valuation and Pricing Procedures and Audit Committee telephonic clearance call meetings regarding RIC, RIF and RET’s financial statements; and $500 for attendance of telephonic Committee meetings. As of January 1, 2015, each independent Trustee will be paid a retainer of $102,000 per year and $200 per hour for time spent for formal deposition preparation and in depositions related to the McClure litigation (see note 9). The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $85,000. Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.  Trustees’ out of pocket expenses are also paid by the Russell Fund Complex.

5. Federal Income Taxes

At December 31, 2014, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

144 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2014

Funds	10/31/2017	Totals
Non-U.S. Fund	$49,969,110	$49,969,110

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

	Multi-Style Equity Aggressive Equity			Global Real Estate
	Fund	Fund	Non-U.S. Fund	Core Bond Fund	Securities Fund
Cost of Investments	$405,661,932	$237,685,230	$332,560,789	$889,494,540	$673,913,307
Unrealized Appreciation	$93,867,211	$38,951,583	$65,496,487	$14,465,592	$115,358,117
Unrealized Depreciation	(6,138,702)	(7,717,682)	(18,843,244)	(6,159,422)	(9,515,147)
Net Unrealized Appreciation (Depreciation)	$87,728,509	$31,233,901	$46,653,243	$8,306,170	$105,842,970
Undistributed Ordinary Income	$3,456,063	$759,422	$3,550,450	$5,705,055	$828,202
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$7,582,854	$3,241,907	$(49,969,110)	$1,244,790	$6,680,167
Tax Composition of Distributions
Ordinary Income	$17,625,320	$3,812,658	$7,880,216	$23,296,901	$28,403,990
Long-Term Capital Gains	$52,391,139	$20,528,578	$—	$4,981,315	$28,285,269

6. Record Ownership
As of December 31, 2014, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders		%
Multi-Style Equity Fund		2	79.8
Aggressive Equity Fund		2	71.8
Non-U.S. Fund		2	72.7
Core Bond Fund		3	84.5
Global Real Estate Securities Fund		2	92.1

7. Interfund Lending Program
The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility. Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended December 31, 2014, the Funds presented herein did not borrow or lend through the interfund lending program. In December 2014, the interfund lending program was suspended. The program may be reinstated
at such time that there is a demonstrated need for the program.
8. Restricted Securities
Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.
A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in

			Notes to Financial Statements 145

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2014 the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund, if any, that are illiquid.

9. Pending Legal Proceedings

On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten Russell Investment Company funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act, as amended, for the funds’ alleged payment of excessive investment management fees to RIMCo. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks recovery of the amount of the allegedly excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIMCo intends to vigorously defend the actions.

10. Subsequent Events

Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

146 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund, and Global Real Estate Securities Fund (five of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm 147

Russell Investment Funds

Tax Information — December 31, 2014 (Unaudited)

For the tax year ended December 31, 2014, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity	36.1%
Aggressive Equity	86.4%
Non-U.S.	0.0%
Global Real Estate Securities	0.0%
Core Bond	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2014:

Multi-Style Equity	$52,391,139
Aggressive Equity	$20,528,578
Global Real Estate Securities	$28,285,269
Core Bond	$4,981,315

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended December 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share

Non-US	$485,712	$0.0148	$12,817,416	$0.3895

Please consult a tax adviser for any questions about federal or state income tax laws.

148 Tax Information

Russell Investment Funds

Affiliated Brokerage Transactions — December 31, 2014 (Unaudited)

As mentioned in the Note 4 in the Notes to Financial Statements contained in this annual report, the Funds utilize RIS and its independent brokers. RIS is a registered broker dealer and investment adviser and an affiliate with RIMCo. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money manager, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves or (iii) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading on behalf of the Funds.

Amounts retained by RIS for the period ended December 31, 2014 were as follows:

Affiliated Broker	Fund Name	2014
RIMCo
	Multi-Style Equity Fund	$25,855
	Aggressive Equity Fund	26,263
	Non-U.S. Fund	3,242
	Core Bond Fund	41,106
	Global Real Estate Securities Fund	91,716

Affiliated Brokerage Transactions 149

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Existing Investment Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreements with RIMCo (the “Existing Agreements”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) on at least an annual basis and that the terms and conditions of each Existing Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing Agreements and the portfolio management contracts at a meeting held in person on May 19-20, 2014 (the “Existing Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; (2) information and reports prepared by RIMCo relating to the profitability of each Fund to RIMCo; and (3) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and its respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the Existing Agreements and portfolio management contracts are collectively called the “Existing Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the Existing Agreements and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

At a meeting held in person on April 29, 2014 (the “Existing Agreement Information Review Meeting,” and together with the Existing Agreement Evaluation Meeting, the “Existing Agreement Evaluation Meetings”), the Independent Trustees in preparation for the Existing Agreement Evaluation Meeting met first with representatives of RIMCo and then in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present to review the Existing Agreement Evaluation Information received to that date and, on the basis of that review, requested additional Existing Agreement Evaluation Information. At the Existing Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review additional Existing Agreement Evaluation Information received to that date. At the Existing Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the Existing Agreements and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Existing Agreement Evaluation Meetings as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Existing Agreement Evaluation Meetings is included in the Existing Agreement Evaluation Information. Prior to voting at the Existing Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Independent Counsel to consider additional Existing Agreement Evaluation Information received from RIMCo and management at the Existing Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that each of the Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Fund’s assets to manage directly in its discretion; (2) a non-discretionary assignment pursuant to which it

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provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for a Fund; or (3) both a discretionary and a non-discretionary assignment.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the Existing Agreements for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple discretionary Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages the investment of each Fund’s cash and also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the discretionary Money Managers and portions of a Fund during transitions between Money Managers. RIMCo also may manage portions of a Fund based upon model portfolios provided by non-discretionary Money Managers. In all cases, Fund assets are managed directly by RIMCo pursuant to authority provided by the Existing Agreements.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Funds is to construct and manage diversified portfolios in a risk-aware manner. Each discretionary Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. For each Fund, RIMCo is responsible for, among other things, communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the Existing Agreements, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided,

to the Fund by RIMCo;

2. The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

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3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund;

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the
Fund; and

6.	Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the past year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds from such changes. The Board also discussed the impact of organizational changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”)
and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’
compliance programs.

RIMCo is a wholly owned subsidiary of Frank Russell Company (“FRC”). At the time of the Existing Information Review Meeting,
FRC, in turn, was an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company (“NM”). Prior to the
Existing Agreement Information Review Meeting, NM publicly announced its intention to evaluate strategic alternatives for its majority interest in FRC. RIMCo advised the Board that this review could result in a transaction (“Transaction”) causing a change of control of RIMCo. At the Existing Agreement Information Review Meeting, the Board was advised by RIMCo that an unspecified number of parties had expressed an interest in a Transaction with NM but, to RIMCo’s knowledge, no formal proposals had been received to the date of the Existing Agreement Information Review Meeting. RIMCo, however, expected that proposals from one or more unidentified parties would be received shortly. RIMCo expressed its belief that any Transaction would not affect the activities of RIMCo in respect of the Funds or the structure of the Funds. However, the Board received no assurances in this regard directly from NM. Any
Transaction would result, among other things, in an assignment and termination of the Existing Agreements, as required by the 1940
Act and by the terms and conditions of the Existing Agreements. In the event of a Transaction, the Board would be required to consider the approval of the terms and conditions of a replacement agreement (“Post-Transaction Agreement”) for the Existing Agreements and
thereafter to submit the Post-Transaction Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. At the
Existing Agreement Evaluation Meeting, the Board was advised by RIMCo that NM had entered into exclusive discussions with London
Stock Exchange Group plc (“LSEG”) regarding a possible Transaction. At both of the Existing Agreement Evaluation Meetings, the
Board discussed with RIMCo the need to assure continuity of services required for the Funds’ operations.

As noted above, RIMCo, in addition to managing the investment of each Fund’s cash, may directly manage a portion of certain Funds
(the “Participating Funds”) pursuant to the Existing Agreements, the actual allocation being determined from time to time by the
Participating Funds’ RIMCo portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that
RIMCo believes will achieve the desired risk/return profiles for such Funds. RIMCo monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Fund characteristics consistent with the Funds’ investment objectives and strategies. For U.S. equity Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector). For non-U.S. equity, global infrastructure and global real estate Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector or region). For fixed-income and alternative Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning, or interest rates). For all Funds, fund characteristics may be managed to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for each Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, exchange-

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traded funds, exchange-traded notes, REITs, short-term investments and/or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Fund. Derivatives may be used to take long or short positions. In addition, RIMCo may choose to use the cash equitization process to manage Fund characteristics in order to seek to achieve the desired risk/return profile for the Fund. RIMCo also may manage Fund assets directly to effect a Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Fund assets among Money Managers, increase Fund cash reserves or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of the Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Funds to carry out their investment programs. At the Existing Agreement Evaluation Meetings, RIMCo advised the Board of a likely expansion of its Direct Management Services. In connection with this expansion, RIMCo stated that it may provide Direct Management Services to additional Funds and expected that a larger portion of certain Funds may be managed directly by RIMCo pursuant to the Direct Management Services. Additional Funds to be managed pursuant to the Direct Management Services may include some or all fixed income Funds. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services other than via the cash equitization process in respect of Participating Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Funds; the limited amount of assets that to the date of the Existing Agreement Evaluation Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory Fees paid by the Participating Funds are not increased as a result of RIMCo’s direct management of Fund assets as part of the Direct Management Services or otherwise.

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Existing Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that each Fund had an Advisory Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the fourth quintile of its Expense Universe for that expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that the actual Advisory Fee for each of the RIF Aggressive Equity Fund, RIF Non-U.S. Fund and RIF Core Bond Fund was less than 5 basis points from the third quintile of its Expense Universe. The Board further considered RIMCo’s explanation of the reasons for the Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons. Among other things, RIMCo noted that meaningful comparisons of investment advisory fees between funds affiliated with insurance companies issuing variable annuity and life policies and non-affiliated funds, such as the Funds, are difficult as insurance companies may allocate fees between the investment policies and their underlying funds. The Board determined that it would continue to monitor the Funds’ Advisory Fees against the Funds’ Comparable Funds’ investment advisory fees.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

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With respect to the RIF Global Real Estate Securities Fund, RIMCo noted that the Third-Party Information, to assure that the Fund’s Expense Universe was large enough, included both global and U.S. real estate funds in the Expense Universe. According to RIMCo, U.S. real estate funds generally have lower investment advisory fees, which lower the Expense Universe advisory fee median.

Based upon information provided by RIMCo, the Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Funds are distributed exclusively through variable annuity and variable life insurance contracts issued by insurance companies. Currently, the Funds are made available to holders of such insurance policies (“Insurance Contract Holders”) by two insurance companies. At the Existing Agreement Evaluation Meetings, RIMCo advised the Board that it does not expect that additional insurance companies will make the Funds available to their variable annuity or variable life insurance policyholders in the near or long term because of a declining interest by the insurance companies generally in variable insurance trusts, such as the Funds, as investment vehicles supporting their products. Notwithstanding this expectation, RIMCo expressed its belief that the Funds will remain viable in light of their cash inflows from current participating insurance companies. The Board considered, among other things, the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Funds, including the variability of Money Manager investment advisory fees.

As noted above, the Board at the Existing Agreement Information Review Meeting was advised by RIMCo of NM’s intent to evaluate strategic alternatives for its majority interest in FRC, and at the Existing Agreement Evaluation Meeting was advised by RIMCo that NM had entered into exclusive discussions with LSEG regarding a possible Transaction. NM is one of the two insurance companies making the Funds available to their Insurance Contract Holders. At the Existing Agreement Information Review Meeting, RIMCo expressed its belief that NM would continue to make the Funds available to its Insurance Contract Holders in the event of a Transaction. However, the Board received no direct assurances in this regard directly from NM. If NM were to discontinue its participation in the Funds, the Board considered that it is unlikely that the Funds would remain viable.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the RIF Multi-Style Equity Fund ranked in the third quintile of its Expense Universe. The total expenses for each of the other Funds ranked in the second quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds.

On the basis of the Existing Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Existing Agreement Evaluation Meetings by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of its respective Comparable Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund; (2) the relative expense ratio of the Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Fund were not excessive; (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund in light of various factors, including the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors

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associated with the manager-of-managers structure employed by the Fund, including the variability of Money Manager investment advisory fees as well as the possible discontinuation of NM’s participation in the Funds.

The Board concluded that, under the circumstances and based on RIMCo’s performance information and reviews for each Fund, the performance of each of the Funds would be consistent with continuation of its Existing Agreement. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 3-year period ended December 31, 2013 as most relevant but also considered Fund performance for the 1- and 5-year periods ended such date. In reviewing the Funds’ performance generally, the Board took into consideration various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Funds, including changes in Money Managers, and, in the case of Participating Funds, RIMCo’s implementation of its Direct Management Services, which may not yet be fully reflected in Fund investment results.

With respect to the RIF Core Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2013 and was ranked in the third quintile for each of the 1- and 5-year periods ended such date. RIMCo noted that the Fund’s relative underperformance for the 3-year period was largely attributable to the Fund’s meaningfully lower exposure to lower credit quality securities, which rallied during the period. RIMCo noted that the Fund outperformed its benchmark for the same period.

With respect to the RIF Non-U.S. Fund, the Third-Party Information showed that the Fund’s performance for the 1- and 3-year periods ended December 31, 2013 was ranked in the second and third quintiles, respectively, of its Performance Universe and ranked in the fourth quintile of the Performance Universe for the 5-year period ended such date. RIMCo noted that the Fund outperformed its benchmark over the 3-year period.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner. The Board also considered the Money Manager changes that have been made since 2012 and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services, which continue to evolve in nature and scope, was not yet fully reflected in the Fund’s investment results. Lastly, the Board considered potential new strategies discussed at the Existing Agreement Evaluation Meetings and prior Board meetings that may be employed by RIMCo in respect of certain Funds.

After considering the foregoing and other relevant factors, the Board concluded in respect of each Fund that continuation of its Existing Agreement would be in the best interests of such Fund and its shareholders and voted to approve the continuation of each Existing Agreement.

At the Existing Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Funds other than benefits from their soft dollar arrangements. The Existing Agreement Evaluation Information described, and at the Existing Agreement Evaluation Meetings the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Existing Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Funds in their registration statements. The Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Funds and percentage of Fund transactions effected pursuant to the soft dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Fund portfolio transactions. The CCO and RIMCo do not obtain, and the Existing Agreement Evaluation Information therefore did not include, information regarding the value of soft dollar benefits derived by Money Managers from Fund portfolio transactions. At the Existing Agreement Evaluation Meeting, RIMCo noted that it planned to recommend termination of certain Money

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Managers to the Board at the May 2014 meeting. RIMCo recommended that each of the other Money Managers be retained at its current or a reduced fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Existing Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the Existing Agreements or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequent to the Existing Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 20, 2014 to effect Money Manager changes for the Multi-Style Equity Fund and Global Real Estate Securities Fund, and at that same meeting to effect a Money Manager change for the Aggressive Equity Fund resulting from a Money Manager change of control for one of the Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Fund assets to the Money Manager. The Trustees also considered their findings at the Existing Agreement Evaluation Meeting as to the reasonableness of the aggregate Advisory Fees paid by the Funds, and the fact that the aggregate Advisory Fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Approval of the Post-Transaction Agreement

On May 20, 2014, LSEG announced that it had entered into exclusive discussions with NM for the potential acquisition of FRC although there was no certainty that any agreement for a transaction would be reached. On June 26, 2014, the Board was advised by FRC, and LSEG publicly announced, that LSEG had entered into a definitive agreement and plan of merger to acquire FRC, including both its index and investment management businesses. In its announcement (the “LSEG Announcement”), LSEG stated, among other things, that the investment management business would be the subject of “a comprehensive review to determine its positioning and fit with the Group” and that LSEG is “committed to maintaining a clear focus on client service, fund performance and management and employee stability, whilst ensuring appropriate standalone governance.” On June 27, 2014, the Board met by conference telephone call to discuss preliminarily the LSEG Announcement with representatives of FRC, RIMCo and LSEG.

In preparation for its evaluation of the Post-Transaction Agreement, the Independent Trustees, with the advice and assistance of Independent Counsel, requested information to evaluate the Post-Transaction Agreement. In their requests for such information, the Independent Trustees advised RIMCo of their intention to rely upon the Existing Agreement Evaluation Information in their evaluation of the Post-Transaction Agreement, if and to the extent the Existing Agreement Evaluation Information continued to be accurate and complete as of July 29, 2014. The Independent Trustees requested that RIMCo provide any updated and additional information

156 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

needed for the Board to consider whether the Post-Transaction Agreement should be approved. The foregoing information and other information provided by RIMCo and LSEG to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction Agreement hereinafter is referred to collectively as the “Post-Transaction Agreement Evaluation Information.”

At a meeting held in person on July 17, 2014 (the “Post-Transaction Agreement Information Review Meeting”), the Board in further preparation for its evaluation of the Post-Transaction Agreement reviewed Post-Transaction Agreement Evaluation Information received to the date of that Meeting, first with senior representatives of FRC, RIMCo, Fund management and LSEG, and then in a private session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, and, on the basis of that review, requested additional information regarding the Transaction and its impact on RIMCo and the Funds.

The Board met in person on July 29, 2014 to consider approval of the Post-Transaction Agreement (the “Post-Transaction Agreement Evaluation Meeting”). At the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees first met to review additional Post-Transaction Agreement Information received to that date with representatives of FRC, RIMCo, Fund management, and LSEG. Presentations made by FRC, RIMCo and LSEG at the Post-Transaction Agreement Information Review Meeting and the Post-Transaction Agreement Evaluation Meeting (together, the “Transaction Board Meetings”), as part of this review, encompassed all of the Funds and the Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Transaction Board Meetings is included in the Post-Transaction Agreement Evaluation Information. Presentations made by FRC, RIMCo and LSEG at the Transaction Board Meetings are included in the Post-Transaction Agreement Evaluation Information. Prior to voting at the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, to review additional Post-Transaction Agreement Evaluation Information received prior to and at the Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction Agreement reflected the Post-Transaction Agreement Evaluation Information and other information received by the Board during the course of the year or prior years (including the Existing Agreement Evaluation Information, as supplemented by RIMCo through the date of the Post-Transaction Agreement Evaluation Meeting) and the findings made by the Board in respect of the Existing Agreement at the Existing Agreement Evaluation Meeting. The Independent Trustees’ evaluations of the Post-Transaction Agreement also reflected the knowledge and familiarity gained as Board members of the Funds and Other Russell Funds with respect to services provided by RIMCo, RIMCo’s affiliates, and each Money Manager to the Funds under the Existing Agreement and services proposed to be provided to the Funds under the Post-Transaction Agreement. The Board noted the short period of time since the Existing Agreement Evaluation Meeting and that information provided by RIMCo to update and supplement the Existing Agreement Evaluation Information through the date of the Post-Transaction Agreement Evaluation Meeting did not affect the conclusions reached by the Board at the Existing Agreement Evaluation Meeting.

In approving the Post-Transaction Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1) the reputation, financial strength and resources of LSEG;

(2) LSEG is a diversified international market infrastructure and capital markets business;

(3) LSEG’s advice that it has a strong track record of successful acquisitions and owning regulated businesses and that its regulatory and compliance history is strong;

(4) LSEG is not engaged in the mutual fund or investment management businesses, with the result that there will be no overlap of mutual fund products to address in the transfer of ownership of FRC’s investment management business from NM and other current shareholders to LSEG;

(5) LSEG’s advice that the outcome of the comprehensive review and its effect on FRC’s investment management business would not be prejudged and that one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities;

(6) LSEG’s assurances that there were no circumstances that could be envisaged at the time of the Post-Transaction Agreement Evaluation Meeting under which the Funds may be left without an investment manager to conduct their investment programs and that, whatever the outcome of the comprehensive review and for as long as it owns the FRC investment management business, it is committed to maintaining the existing clear focus on client service and fund performance in FRC’s investment management business;

Basis for Approval of Investment Advisory Contracts 157

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

(7) LSEG’s stated intention that the FRC investment management business will operate independently of the rest of LSEG and its expectation that the impact of the Transaction on the Funds will be broadly neutral, with no material improvements or disadvantages, although the Funds may benefit to some extent from the ownership of the FRC investment management business by a company with world class technology, operational competencies, and financial strength;

(8) LSEG’s advice that, as part of the comprehensive review, it will provide continued strong support and investment for growth and innovation, and pay particular attention to creating appropriate standalone governance and operations for FRC’s investment management business while also focusing on maintaining strong management and employee continuity;

(9) the Post-Transaction Agreement Evaluation Information did not identify any conflicts of interest that would arise following completion of the Transaction but LSEG did advise the Board that it is continuing to work with FRC to establish the scope of affiliated business and to assess whether modifications to FRC’s compliance policies and procedures and/or other steps are appropriate. The Board was advised that it would be apprised of any material issues that are subsequently identified.

(10) LSEG’s expectation that there will be no diminution in the nature, scope and overall quality of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services, as a result of the Transaction. In this regard, the
Post-Transaction Agreement Evaluation Information stated, among other things:

• LSEG intends to maintain the existing nature and quality of services provided to the Funds by RIMCo.

• In connection with or as a result of the Transaction, LSEG anticipates that RIMCo will maintain the resources, operations, staffing and other functions required for the operation or administration of the Funds.

• No changes are expected by LSEG in RIMCo’s investment strategies and practices in respect of the Funds as a result of the Transaction, including the manager-of-managers structure employed by the Funds that are not Funds of Funds (the “Manager-of-
Managers Funds”) and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds.

(11) RIMCo’s understanding, based on discussions with NM, that NM intends to continue its participation in the Funds following the
Transaction, and RIMCo’s advice that if NM redeems all assets from the Funds, the Funds likely would need to be liquidated;

(12) advice from RIMCo and LSEG that there is no intention to propose any immediate changes to any of the Funds’ third-party service providers, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from NM and other current shareholders to LSEG;

(13) at the Existing Agreement Evaluation Meetings, the Board had performed a full annual review of the Existing Agreement, as required by the 1940 Act, and had reapproved the Existing Agreement, concluding, among other things, that the Advisory Fee for each
Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund;

(14) the terms and conditions of the Post-Transaction Agreement are substantially the same as those of the Existing Agreement, which will terminate automatically upon completion of the Transaction, and the Post-Transaction Agreement will not change any Fund’s
Advisory Fee (on a contractual or actual basis), expense ratio, profitability, economies of scale, or other fees or benefits received by
RIMCo and its affiliates as a result of their relationships with the Fund;

(15) FRC and/or its affiliates and LSEG, not the Funds, will bear all costs of meetings, preparation of proxy materials and solicitation in connection with obtaining approvals of the Post-Transaction Agreement;

(16) there will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the
Funds’ supervision and oversight;

(17) LSEG’s assurances that for a period of two years following the effective date of the Post-Transaction Agreement, it will use reasonable best efforts not to engage in activities that would impose an “unfair burden” on the Funds within the meaning of Section
15(f) of the 1940 Act;

(18) the Board’s belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Funds (including the manager-of-managers

158 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

structure employed by the Manager-of-Managers Funds and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds); and

(19) the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of those Funds, and the Board’s belief that, at the current expense ratio of each Manager-of-Managers Fund, there would likely be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy selected by shareholders in purchasing their shares of Manager-of-Managers Funds which employ a manager-of-managers structure or Funds of Funds that indirectly employ a manager-of-managers strategy through their investments in the Underlying Funds.

In evaluating the Post-Transaction Agreement, the Board considered the possibility that, depending upon the results of the comprehensive review, the FRC investment management business would be conducted pursuant to the Post-Transaction Agreement as an independent part of the LSEG organization following completion of the Transaction, without any significant diminution expected in the nature, scope and overall quality of services provided to the Funds, and without any expected effect on the Funds’ Advisory Fees (contractual or actual), expenses, profitability, economies of scale, or other fees or benefits to FRC or RIMCo or their affiliates from their Fund relationships. However, the Independent Trustees were unable on the basis of the Post-Transaction Agreement Evaluation Information to determine the outcome of the comprehensive review or its effects, if any, on the FRC investment management business generally or on any of the investment advisory and other services that RIMCo and other FRC affiliates provide to the Funds under the Existing Agreement. Among other things, the Board could not determine whether or for how long FRC’s investment management business will continue as part of the LSEG organization following conclusion of the comprehensive review. In its deliberations, the Board considered the above and other relevant factors in light of the uncertain outcome and effects of the comprehensive review and, consequently, identified the principal factor in determining whether to approve the Post-Transaction Agreement as the need to provide for uninterrupted investment advisory and other services required for the operations of the Funds following the automatic termination of the Existing Agreement upon completion of the Transaction. No other single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve the Post-Transaction Agreement and each Board member attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. After careful consideration of all factors, principally the need for continuation of investment advisory and other services required for the operation of the Funds following termination of the Existing Agreement, the Board believed that approval of the Post-Transaction Agreement would be in the best interests of each Fund and its shareholders for a period ending two years from the date of the Post-Transaction Agreement, but advised Fund management of its intention (subject to the outcome of the comprehensive review) to evaluate the continuance of the Post-Transaction Agreement within one year of its effectiveness, although not required to do so by the terms of the Post-Transaction Agreement or the 1940 Act. The Independent Trustees were advised by Independent Counsel throughout the process of evaluating the Post-Transaction Agreement. Prior to the Post-Transaction Agreement Information Review Meeting, the Board received a memorandum from Fund Counsel discussing its responsibilities in connection with its evaluation of the Post-Transaction Agreement and the Independent Trustees separately received a memorandum discussing such responsibilities from Independent Counsel.

Approval of the New Agreement

At the in-person Transaction Board Meetings, the Board considered approval of a new investment advisory agreement between each Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s Existing Agreement (the “New Agreement”). In preparation for its evaluation of the New Agreement, the Board reviewed information from RIMCo regarding the New Agreement (the “New Agreement Evaluation Information”) at the Post-Transaction Agreement Information Review Meeting. At the Post-Transaction Agreement Information Review Meeting, the Independent Trustees met first with representatives of RIMCo and Fund management and then in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review the New Agreement Evaluation Information.

The Independent Trustees considered approval of the New Agreement at the Post-Transaction Agreement Evaluation Meeting. The Board, including the Independent Trustees, first met with representatives of RIMCo and Fund management to discuss the New Agreement Evaluation Information. Prior to voting on approval of the New Agreement, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review additional New Agreement Evaluation Information received prior to and at the Post-Transaction Agreement Evaluation Meeting. The discussion reflects all of these reviews.

Basis for Approval of Investment Advisory Contracts 159

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Presentations made by RIMCo at the Transaction Board Meetings regarding the New Agreement encompassed all of the Funds.

In evaluating the New Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1) the Board had performed a full annual review of the Existing Agreement at the Existing Agreement Evaluation Meeting and had reapproved the Existing Agreement, concluding, among other things, that the Advisory Fee of each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to each Fund;

(2) the New Agreement reflects current industry practices and also expressly addresses RIMCo’s overall investment management responsibilities, including the delegation of such management to Money Managers with discretionary authority, the implementation of recommendations from Money Managers with non-discretionary authority, direct management of all of a Fund’s assets by RIMCo, or any combination thereof;

(3) RIMCo believes that the permission afforded by the New Agreement to use non-discretionary Money Managers with respect to a Fund’s entire portfolio will enhance RIMCo’s ability to determine how best to manage the Fund’s assets, and will allow RIMCo the flexibility to more efficiently and effectively manage Fund assets consistent with a Fund’s objective and to create a more customized investment program for each Fund, depending upon the particular characteristics and objectives of that Fund;

(4) in the case of certain Funds, RIMCo believes that a more extensive use of non-discretionary Money Managers may provide an opportunity to better manage transaction costs and the tax impact associated with trading portfolio securities;

(5) the New Agreement will not change any Fund’s investment objective nor will it change any Fund’s Advisory Fee rate or total expense ratio;

(6) the Advisory Fee paid by each Fund to RIMCo encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund. Fees paid by RIMCo from the Advisory Fee to non-discretionary Money Managers, who provide model portfolios to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells portfolio investments for a Fund, may be less than fees that would be paid to discretionary Money Managers, who make and implement their investment decisions to buy or sell portfolio investments for a Fund. While the Board did not receive any information concerning any additional benefits to RIMCo in connection with an expanded use of non-discretionary Money Managers, during the time, and to the extent, that RIMCo utilizes non-discretionary Money Managers rather than discretionary Money Managers in respect of the Funds, RIMCo may retain a larger portion of the Advisory Fee and the profits derived by RIMCo generally and from the Funds consequently may be increased; and

(7) if in the future RIMCo determines to change the “multi-manager” approach of any of the existing Funds, RIMCo will discuss such change in advance with the Board and seek any Board approval determined appropriate by RIMCo. In addition, if this were to occur, shareholders would be notified in advance of a change in their Fund’s multi-manager approach. This process will provide notice to shareholders of any material change in their Fund’s investment program and also may help to mitigate any potential conflict of interest inherent in RIMCo’s expanded use of non-discretionary Money Managers.

In their deliberations, the Trustees did not identify any particular information as to the New Agreement that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund. After careful consideration of the above and all other factors considered to be relevant by the Board, the Board believed that approval of the New Agreement would be in the best interests of each Fund and its shareholders. The Independent Trustees were represented by Independent Counsel throughout the process of evaluating the New Agreement.

160 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2014 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please contact your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your insurance company for further details.

Shareholder Requests for Additional Information 161

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2014 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 39 funds, Russell Investment Funds (“RIF”), which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office*	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
# Sandra Cavanaugh,	President and Chief	Until successor	• President and CEO RIC, RIF and	49	None
Born May 10, 1954	Executive Officer	is chosen and	RET
	since 2010	qualified by	• Chairman of the Board, Co-President
1301 Second Avenue,	Trustee since 2010	Trustees	and CEO, Russell Financial Services,
18th Floor, Seattle, WA		Appointed until	Inc. (“RFS”)
98101		successor is	• Chairman of the Board, President
		duly elected and	and CEO, Russell Fund Services
		qualified	Company (“RFSC”)
• Director, RIMCo
• Chairman of the Board, President and
CEO Russell Insurance Agency, Inc.
(“RIA”) (insurance agency)
• May 2009 to December 2009,
Executive Vice President, Retail
Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice
President, National Sales — Retail
Distribution, JPMorgan Chase/
Washington Mutual, Inc. (investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

162 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	• Senior Vice President, Larco	49	None
Born April 7, 1945	Chairman of	successor is	Investments, Ltd. (real estate firm)
	the Investment	duly elected and
1301 Second Avenue,	Committee since	qualified
18th Floor, Seattle, WA	2010	Appointed until
98101		successor is
duly elected and
qualified

Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	49	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
		duly elected and	utilities)		(electric
1301 Second Avenue,		qualified	• Regent, University of Washington		utilities)
18th Floor, Seattle, WA		Annual	• President, Kristianne Gates Blake,		• Until June
98101			P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)

Disclosure of Information about Fund Trustees and Officers 163

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2014 (Unaudited)

*	Each Trustee is subject to mandatory retirement at age 72.
Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	49	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Audit		Chairperson
		duly elected and	Committee, Select Sector SPDR		of Audit
1301 Second Avenue,		qualified	Funds (investment company)		Committee,
18th Floor, Seattle, WA					Select Sector
98101					SPDR Funds
(investment
company)
• Trustee, ALPS
Series Trust
(investment
company)

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	49	None
Born June 6, 1946		successor is	• June 2004 to June 2014, Senior Vice
		duly elected and	President and Chief Financial Officer,
1301 Second Avenue,		qualified	Waddell & Reed Financial, Inc.
18th Floor, Seattle, WA			(investment company)
98101

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	49	None
Born December 3, 1951		successor is	• January 2011 through March 2013,
		duly elected and	President Emerita, Laird Norton
1301 Second Avenue		qualified	Wealth Management (investment
18th Floor, Seattle, WA			company)
98101			• April 2003 through December
2010, Chief Executive Officer of
Laird Norton Wealth Management
(investment company)

Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	49	None
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December
	the Nominating	duly elected and	2011, Vice Chairman of the Board,
1301 Second Avenue	and Governance	qualified	Simpson Investment Company (paper
18th Floor, Seattle, WA	Committee since	Appointed until	and forest products)
98101	2007	successor is	• Until November 2010, President,
		duly elected and	Simpson Investment Company
		qualified	and several additional subsidiary
companies, including Simpson
Timber Company, Simpson Paper
Company and Simpson Tacoma Kraft
Company

*	Each Trustee is subject to mandatory retirement at age 72.

164 Disclosure of Information about Fund Trustees and Officers

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Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Jack R. Thompson,	Trustee since 2005	Appointed until	• September 2007 to September	49	• Director,
Born March 21, 1949	Chairman of the	successor is	2010, Director, Board Chairman and		Board
	Audit Committee	duly elected and	Chairman of the Audit Committee,		Chairman and
1301 Second Avenue,	since 2012	qualified	LifeVantage Corporation (health		Chairman
18th Floor, Seattle, WA		Appointed until	products company)		of the Audit
98101		successor is	• September 2003 to September		Committee,
		duly elected and	2009, Independent Board Chair and		LifeVantage
		qualified	Chairman of the Audit Committee,		Corporation
			Sparx Asia Funds (investment		until
			company)		September
2010 (health
products
company)
• Director,
Sparx Asia
Funds
until 2009
(investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.
Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, Frank Russell	48	None
Born July 3, 1932	Chairman Emeritus	or removal	Company (investment consultant to
	since 1999		institutional investors (“FRC”)) and
1301 Second Avenue,			RIMCo
18th Floor, Seattle, WA			• Chairman Emeritus, RIC and RIF;
98101			Russell Implementation Services Inc.
(broker-dealer and investment adviser
(“RIS”)); Russell 20-20 Association
(non-profit corporation); and Russell
Trust Company (non-depository trust
company (“RTC”))
• Chairman, Sunshine Management
Services, LLC (investment adviser)

Disclosure of Information about Fund Trustees and Officers 165

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2014 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC, RIF and RET
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RFSC and U.S. One Inc.
		Trustees	• 2005 to 2011 Chief Compliance Officer, RIMCo
1301 Second Avenue
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	• CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	• President and CEO, RIC, RIF and RET
	since 2010	qualified by	• Chairman of the Board, Co-President and CEO, RFS
1301 Second Avenue,		Trustees	• Chairman of the Board, President and CEO, RFSC
18th Floor, Seattle, WA			• Director, RIMCo
98101			• Chairman of the Board, President and CEO, RIA
• May 2009 to December 2009, Executive Vice President, Retail
Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales —
Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson,	Treasurer and Chief	Until successor	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET
Born November 26, 1963	Accounting Officer	is chosen and	• Director, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS
	since 1998	qualified by	• Global Head of Fund Services, Russell Investments
1301 Second Avenue		Trustees	• October 2011 to December 2013, Head of North America Operations
18th Floor, Seattle, WA			Russell Investments
98101			• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments
• 1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC, RIF and RET
• Chairman of the Board, President and CEO, RIMCo
1301 Second Avenue,			• Director, RTC, RIS and Russell Investments Delaware, Inc.
18th Floor, Seattle WA			• Board of Managers, Russell Institutional Funds Management, Inc.
98101			• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIMCo, RFSC and RFS
		qualified by	• Secretary and Chief Legal Officer, RIC, RIF and RET
1301 Second Avenue,		Trustees	• Assistant Secretary, RFS, RIA and U.S. One Inc.
18th Floor, Seattle, WA			• 1999 to 2010 Assistant Secretary, RIC and RIF
98101

166 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Adviser, Money Managers and Service Providers — December 31, 2014

Interested Trustee	Money Managers
Sandra Cavanaugh	Multi-Style Equity Fund
Independent Trustees	Columbus Circle Investors, Stamford, CT
Thaddas L. Alston	Institutional Capital LLC, Chicago, IL
Kristianne Blake	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Cheryl Burgermeister	Mar Vista Investment Partners, LLC, Los Angeles, CA
Daniel P. Connealy	Suffolk Capital Management, LLC, New York, NY
Katherine W. Krysty	Sustainable Growth Advisers, LP, Stamford, CT
Raymond P. Tennison, Jr.	Aggressive Equity Fund
Jack R. Thompson	Conestoga Capital Advisors, LLC, Wayne, PA
Trustee Emeritus	DePrince, Race & Zollo, Inc., Winter Park, FL
George F. Russell, Jr.	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Officers	Ranger Investment Management, L.P., Dallas, TX
Sandra Cavanaugh, President and Chief Executive Officer	RBC Global Asset Management (U.S.) Inc., Minneapolis, MN
Cheryl Wichers, Chief Compliance Officer	Signia Capital Management LLC, Spokane, WA
Jeffrey T. Hussey, Chief Investment Officer	Non-U.S. Fund
Mark E. Swanson, Treasurer and Chief Accounting Officer	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Mary Beth R. Albaneze, Secretary	MFS Institutional Advisors Inc., Boston, MA
Adviser	Pzena Investment Management LLC, New York, NY
Russell Investment Management Company	William Blair & Company L.L.C., Chicago, IL
1301 Second Avenue	Core Bond Fund
Seattle, WA 98101	Colchester Global Investors Ltd, London, England
Administrator, Transfer and Dividend Disbursing	Logan Circle Partners, L.P., Philadelphia, PA
Macro Currency Group — an investment group within
Agent	Principal Global Investors, LLC, Des Moines, IA*
Russell Fund Services Company	Metropolitan West Asset Management LLC, Los Angeles, CA
1301 Second Avenue	Scout Investments, Inc., Kansas City, MO
Seattle, WA 98101

Custodian	Global Cohen Real & Steers Estate Capital Securities Management, Fund Inc., New York, NY
State Street Bank and Trust Company	INVESCO Advisers, Inc. which acts as a money manager to
1 Iron Street	the Fund through its INVESCO Real Estate Division,
Boston, MA 02210	Dallas, TX
Office of Shareholder Inquiries	Morgan Stanley Investment Management Inc., New York, NY
1301 Second Avenue	*Principal Global Investors LLC is the asset management arm of the Principal
Seattle, WA 98101	Financial Group® (The Principal®), which includes various member com-
(800) 787-7354	panies including Principal Global Investors, LLC, Principal Global Investors
Legal Counsel	(Europe) Limited, and others. The Macro Currency Group is the specialist cur-
Dechert LLP	rency investment group within Principal Global Investors. Where used herein,
One International Place, 40th Floor	Macro Currency Group means Principal Global Investors, LLC.
100 Oliver Street
Boston, MA 02110	This report is prepared from the books and records of the Funds
Distributor	and is submitted for the general information of shareholders and
Russell Financial Services, Inc.	is not authorized for distribution to prospective investors unless
1301 Second Avenue	accompanied or preceded by an effective Prospectus. Nothing
Seattle, WA 98101
Independent Registered Public Accounting Firm	herein contained is to be considered an offer of sale or a solicitation
PricewaterhouseCoopers LLP	of an offer to buy shares of Russell Investment Funds. Such offering
1420 5th Avenue, Suite 2800	is made only by Prospectus, which includes details as to offering
Seattle, WA 98101	price and other material information.

Adviser, Money Managers and Service Providers 167

Russell Investment Funds	1301 Second Avenue		800-787-7354
	Seattle, Washington 98101	Fax:	206-505-3495
www.russell.com

2014 ANNUAL REPORT

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

DECEMBER 31, 2014

FUND
Moderate Strategy Fund
Balanced Strategy Fund
Growth Strategy Fund
Equity Growth Strategy Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on four of these Funds.

Russell Investment Funds LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2014

Table of Contents

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series

Copyright © Russell Investments 2015. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Dear Shareholder,

After strong performance in 2013, equity markets in the U.S. continued to move higher through the end of December 2014. The broad-based Russell 3000® Index returned 12.56% for the year ending December 31, 2014.

A number of factors contributed to this strong performance. After a somewhat slow start, the U.S economy has shown its resilience as corporate profits remain robust. Unemployment dropped below 6% in October for the first time since July 2008. And inflation remained tame, standing at just 1.3% through November 30, 2014.

At the same time, global markets contended with their fair share of concerns: instability in the Middle East, an Ebola outbreak in western Africa that spread fears across the globe, and unrest in the Ukraine. Add to that doubts about Europe’s economic recovery and a burst of volatility in the U.S. equity and Treasury markets in the fourth quarter and you might wonder how U.S. markets had such a strong year.

What all of this shows us is that the markets can – and often do – react to short-term events. But what matters most is to have a thoughtful financial plan, a long-term investment horizon, and a diversified, multi-asset portfolio that can weather periods of market volatility. We believe your financial advisor can also play a critical role in helping you stay on track and focus on your financial goals.

On the following pages you can gain additional insights on the markets and your investments by reviewing our Russell Investment Funds’ 2014 Annual Report for the fiscal year ending December 31, 2014, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

CEO, U.S. Private Client Services

Russell Investment Management Company

To Our Shareholders 3

Russell Investment Funds

Market Summary as of December 31, 2014 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well during the fiscal year ended December 31, 2014 despite various geopolitical concerns and the end of U.S. quantitative easing. Broadly measured by the Russell 3000® Index, U.S. stocks returned 12.56% over the year, which is the sixth straight calendar year that the Russell 3000® Index has finished with a positive absolute return. The Russell 3000® Index finished flat or higher in nine of the year’s twelve months, with exceptions in January, July, and September.

During the year, larger capitalization stocks were rewarded as the Russell 1000® Index outpaced the Russell 2000® Index by 8.35%, with the indexes returning 13.24% and 4.89%, respectively. The year was led by defensive stocks, as the Russell 1000® Defensive™ Index returned 13.80% while the Russell 1000® Dynamic™ Index returned 12.64%. The Russell 1000® Value Index returned 13.45% compared to 13.05% for the Russell 1000® Growth Index. Although value stocks slightly edged out growth stocks, the cheapest stocks (those with the lowest price-to-book ratios and lowest price-to-earnings ratios) lagged the market. Interest rate sensitive areas of the market, specifically electric utilities and real estate investment trusts (“REITs”), outpaced the broader market returning 28.86% and 28.17%, respectively, as measured by the Russell 1000® Index. Within the Russell 1000® Index, stocks that were rewarded during the year included stocks with rising earnings estimates, low earnings variability, and positive earnings surprises. On the other hand, stocks that underperformed included high beta stocks (stocks with high price sensitivity to market movements) and stocks with high financial quality (lowest debt-to-capital ratios).

U.S. equities rebounded from a challenging start to 2014 to record positive returns for the first quarter, with the Russell 3000® Index returning 1.97%. The Russell 1000 Index returned 2.05% and the Russell 1000® Value Index surged near the end of the quarter to end with a 3.02% quarterly return, surpassing the Russell 1000® Growth Index return of 1.12%. The small cap Russell 2000® Index lagged the Russell 1000® Index with a return of 1.12%. There was almost no differentiation between defensive and dynamic stocks with the Russell 1000® Defensive Index returning 2.00% and the Russell 1000® Dynamic™ Index returning 2.09% for the first quarter.

During the first quarter, investors shrugged off disappointing U.S. non-farm payroll numbers for December and January, which were generally blamed on unusually cold weather. Markets jumped considerably in February on “dovish” comments from Federal Reserve (the “Fed”) Chair Janet Yellen in her first Congressional testimony. In March, high dividend yield stocks briefly underperformed after comments from Yellen suggesting that U.S. short term interest rates may rise sooner than some were expecting, but the market’s focus quickly shifted to profit taking among momentum stocks during the final seven trading days of the quarter. The final U.S. gross domestic product (“GDP”) growth rate for the fourth quarter came in at 2.6%, slightly behind forecasts. Elsewhere, consumer confidence continued to improve and durable goods orders picked up in February. However, data suggested the U.S. housing market continued to slow. A series of concerns about Ukraine, Crimea, and Russia also kept a lid on market appreciation for the quarter.

The Russell 3000® Index gained 4.87% in the second quarter, ending the quarter at a new record high. The equity market was led by high dividend yield stocks early in the quarter, as investors bid up interest rate sensitive stocks in pursuit of more yield from equity oriented investments as long term interest rates fell. For the quarter, “bond substitutes” within the Russell 1000® Index (REITs and utilities) outperformed. The Russell 1000® Growth Index slightly edged out the Russell 1000® Value Index for the quarter, returning 5.13% compared to 5.10%, respectively. However within small cap space, the Russell 2000 Value Index beat the Russell 2000® Growth Index. Elsewhere, dynamic stocks outperformed defensive stocks across various market capitalization levels. The payoff to market capitalization was mixed as the Russell Top 200 Index returned 5.18%, beating the broader Russell 1000® Index which climbed 5.12%, although the Russell Top 50 Mega Cap Index returned only 4.51%. The Russell 2000® Index lagged the Russell 2500 Index, returning 2.05% compared with 3.56% for the second quarter.

Economic data released during the second quarter generally provided indications of a continued economic expansion. The standout anomaly was the third revision to U.S. first-quarter real GDP (an inflation adjusted GDP measure), which

4 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

was sharply revised downward to -2.9% largely driven by a decrease in personal consumption expenditures. The Fed downwardly revised its 2014 GDP forecasts from 2.9% to 2.2%. Elsewhere, non-farm payrolls remained healthy, with June being the fifth straight month of growth above 200,000 jobs, which is the first time this has happened in 14 years. Meanwhile, the Fed cut its monthly asset purchases by $10 billion at each monthly meeting, reducing the amount to $35 billion at June’s meeting. Additionally, Fed Chair Yellen continued to reiterate the committee’s “dovish” tone, which helped enable the outperformance of interest rate sensitive stocks.

The Russell 3000® Index finished third quarter 2014 virtually unchanged from where it started the quarter. However, U.S. equities suffered negative returns in July and September. Geopolitical risks and negative investor reaction to the Fed’s monthly statement (which was perceived as being more hawkish) dragged down equities in July, while the sell-off in the final days of September was driven in part by fears of a potentially larger than anticipated rise in interest rates. The Russell 1000® Index gained 0.65% in the third quarter. The largest market gains came higher up the capitalization spectrum, as the Russell Top 50 Mega Cap Index returned 3.04% and the Russell Top 200 Index returned 1.71%. In contrast, the Russell Mid Cap Index, Russell 2000® Index and Russell Microcap Index posted negative returns (-1.67%, -7.36% and -8.21%, respectively). Defensive stocks outperformed dynamic stocks, in a reversal of the second quarter leadership. Growth stocks beat value stocks across all capitalization tiers except microcap for the third quarter.

Economic data released during the third quarter demonstrated positive economic growth with an ongoing improvement in employment. GDP grew at a revised annual rate of 4.6% in the second quarter, up from a previous estimate of 4.2%. Non-farm payrolls missed estimates in August at 180,000 jobs, the second weakest number during the year, although this followed six months of 200,000+ job additions. Unemployment fell to 6.1% in August, partially due to a marginal tick down in the participation rate. Meanwhile, the Fed continued its monthly reductions in quantitative easing as it prepared to fully halt the program in October. The U.S. dollar experienced its strongest quarter against other G10 currencies since 2008 after enjoying an eleven week run of successive gains.

The Russell 3000® Index advanced 5.24% in the fourth quarter of 2014, extending another strong year of returns for U.S. equities. Small cap stocks bounced back strongly for the quarter but still did not catch up with large cap for the year. The Russell 2000® Index returned 9.73% compared with the Russell 1000® Index and the Russell Top 50 Index, which returned 4.88% and 3.18%, respectively. At all market capitalization levels, defensive stocks outperformed dynamic stocks. Value stocks finished in a virtual tie with growth stocks in large and mid-capitalization stocks, but further down the capitalization scale, growth outperformed value. Within the Russell 1000® Index, the payoff to the value factor was mixed as both the cheapest stocks (lowest price-to-book ratios) and most expensive stocks (highest price-to-book ratios) underperformed for the quarter.

The fourth quarter got off to a rocky start with a market pullback in early October as investors considered the potential worst case scenario related to Ebola. However, market volatility receded and the market regained its previous highs as encouraging domestic economic releases outweighed global growth concerns. Labor market data remained healthy, with the unemployment rate hitting a six-year low of 5.8% in October. Initial jobless claims fell to pre-recession levels and U.S. non-farm payrolls in November came in significantly above estimates at the highest monthly reading in over two years. U.S. real GDP growth was sharply revised upward for the 3rd quarter from 3.9% to 5.0% annualized. However, jitters about declining oil prices threatened the rally at various points during the quarter. As broadly expected, the Fed ended its quantitative easing program in October. In December’s policy statement, the central bank revealed that it would be “patient” in judging when to start raising interest rates, rather than keeping them low for a “considerable time” as had been previously repeated. Investors interpreted this change of language as a sign of central bank confidence in the strength of the U.S. economy, but it also was clear that multiple months without rate increases were still ahead.

Non-U.S. Developed Equity Markets

Market Summary 5

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

For the fiscal year ended December 31, 2014, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was down 4.00%. U.S. Dollar strength was a significant headwind during the period as other major currencies fell against the U.S. dollar - the Euro (-12.09%), Yen (-12.32%), Canadian dollar (-7.71%), Swiss Franc (-10.48%), and British Pound (-5.68%). Concerns heightened in the latter part of the period over the impact of falling oil prices on oil dependent economies.

Geo-politics and policymaker rhetoric dominated headlines in what was a relatively volatile first quarter of 2014. The Index registered positive returns of 1.2%, after recovering strongly from a sharp decline at the end of January. The quarter began with concerns over the outlook for growth in emerging markets, amid ongoing speculation regarding the U.S. Federal Reserve’s (“Fed”) plans for the reversal of quantitative easing (“QE”). Political upheaval in a number of emerging market countries also caused concern, most notably in Ukraine and Venezuela, as the currencies of a series of emerging market countries sold off. However, comments from Fed Chair Yellen soothed investor concerns as she stated that “a highly accommodative policy will remain appropriate for considerable time after asset purchases end.” European Central Bank (“ECB”) Chairman Draghi added to the positive mood as he re-iterated the ECB was “ready and willing” to act. However, an uptick in political risk weighed on markets at the beginning of March as fallout from Crimea’s independence referendum and its resulting decision to join with Russia stoked wider international tensions. Despite sanctions between Russia and its Western critics, a feared escalation of tensions did not materialize and markets rebounded. Although macro data out of China worsened towards the second half of March, comments from the country’s Premier Li served to boost equity markets and spark a reversal in sentiment as he reassured investors that the government would support the economy.

A challenging start to the second quarter of 2014 saw equity markets track lower as policymaker inaction and an intensification of geopolitical events in Ukraine and the Middle East led to heightened investor risk aversion. However, non-U.S. equities maintained a largely positive trajectory through the quarter, as the Index advanced 4.4%.

The ECB’s announcement of renewed stimulus efforts in early June, as well as moderation of tensions between Russia and the West, contributed to an improvement in market sentiment toward the end of the second quarter. Consistently dovish comments from Fed Chair Janet Yellen, in particular her assertion that “a high degree of monetary accommodation remains warranted,” were also well received. Emerging markets also enjoyed a strong quarter, boosted by a series of welcome election results, most notably in India, and less dire concern toward the Chinese government’s restraint in policy support in the face of a decelerating economy.

Equity markets tracked lower over the third quarter of 2014, as the strengthening recovery in the U.S. wasn’t enough to offset a resurgence of geopolitical tension in the Middle East and sluggishness in Europe. Once again, monetary policy was key to equity performance across the world. Markets seemed unperturbed by the imminent end of QE in the U.S., preferring to focus on the country’s strong economic fundamentals, but concerns over interest rate hikes prompted Fed Chair Yellen to insist that interest rates would remain low for a “considerable time.” Low inflation and high unemployment in the Eurozone pushed the ECB to cut deposit and interest rates to record lows and pledge to start buying covered bonds. By quarter-end, however, poor economic data highlighted that further stimulatory action would likely be necessary. Emerging markets had a patchy quarter, with underwhelming data from China doing little to quell concerns that the country may yet face a hard economic landing.

Overall, the non-U.S. market fell 5.9% in the third quarter of 2014, as measured by the Index. Japan shed 2.57% as the after-effects of the consumer-tax hike continued to weigh on inflation and consumer sentiment. European markets were the biggest laggards, dropping 7.5% on the back of persistently bad economic news from the region’s key economies: Italy fell into recession in the second quarter, France stagnated and Germany saw business confidence slump to its lowest level in 17 months. Emerging market equities declined 3.3% in U.S. dollar terms during the quarter, largely driven by a September sell-off. Over the period, strength in the U.S. economy and a likelihood of further monetary easing in Europe and Japan wasn’t enough to overcome broader fears over the health of the global economy. Though emerging markets fell overall, they contained several bright spots, especially in East Asia.

6 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

Global markets followed increasingly divergent paths over the fourth quarter of 2014, reflecting the widening gap between a strong U.S. economy and the weaker economies of other developed markets. With the U.S. recovery continuing to gather steam, the Fed wound up its QE program in October. On the other hand, markets in Europe, Japan and China gained on poor economic news, as investors took it as a sign that central banks would be forced to loosen their purse strings still further. Japan duly obliged with a massive increase in its monetary stimulus, from 60 trillion yen to 80 trillion yen, at the end of October.

Also dominating global economic news was the rapid decline in oil prices, which by the end of the year had dropped roughly 50% from their June 2014 peak. Causes for the rapid decline in prices were the booming shale-oil industry in the U.S., higher-than-expected production from trouble spots such as Libya, a slowing economy in China, and in late November, the decision by OPEC countries not to cut production.

Non-U.S. equities, as measured by the Index, fell by 3.5% in the fourth quarter of 2014. In commodities, oil continued its slide and base metals also had a challenging quarter on worries over the Chinese economy. Emerging market countries had a tough time overall. However, China defied its mediocre economic indicators to rise by 7.2% as measured by the MSCI China Index, helped by a cut in interest rates and better-than-expected export figures in September. A more common story was that seen in Russia (-32.9%), where the slumping oil price, along with Western sanctions, sent stocks and the currency plunging. Colombia (-22.9%), Mexico (-12.3%) and Malaysia (-10.5%) also felt the ill effects of a lower oil price.

In 2014, mid to large cap companies outperformed smaller cap companies, while growth companies outperformed value companies, as measured by various Russell Global Developed Indexes. Stocks that exhibited higher quality and strong balance sheets tended to outperform lower quality companies, as evidenced by defensive stocks outperforming their dynamic peers.

This defensiveness was reflected in sector performance, as health care and utility stocks far outpaced more cyclically oriented sectors such as energy and materials, which were the worst performing sectors over the period. The technology sector performed well during the period led primarily by semiconductor and hardware companies, while software and services lagged within the sector.

Regionally, Asia ex-Japan had the most positive performance over the year, led by countries like Hong Kong and Singapore. Continental Europe struggled over the period as the larger economies such as France and Germany weighed on the region. Some of the peripheral countries such as Portugal and Greece sold off meaningfully, while Norway struggled due to dependence on oil. Emerging markets generally outperformed non-U.S. developed markets, as countries such as India, Indonesia, Philippines, Thailand and Turkey were able to outpace very poor performance in Russia, Hungary and Brazil.

Emerging Markets

The Russell Emerging Markets Index (the “Index”) was down 1.73% for the fiscal year ending December 31, 2014. The Index rallied for a strong second quarter driven by positive geopolitical developments but gave back returns in the latter half of the year due to the strong U.S. dollar and a significant drop in the price of oil. The largest contributor to negative returns was the Index’s exposure to the Russian equity market, which lost nearly half its value in U.S. dollar terms. This was driven by the combination of a strong dollar, U.S. sanctions driven by the Ukraine conflict and the plummeting price of oil. Offsetting this loss, the election of strong pro-market candidates in Indonesia and India led for sizeable gains in Indonesian and Indian markets.

The Index slipped 0.2% in the first quarter of 2014. The asset class got off to a tough start amid uncertainty surrounding the U.S. Federal Reserve’s (“Fed”) plans for quantitative easing (“QE”) reduction and increasing concerns over the Chinese economy. Uncertainty linked to Fed tapering began to evaporate in February and emerging markets rebounded, bolstered by comments from new Fed chair Janet Yellen.

Market Summary 7

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

However, a rise in political risk spurred bouts of renewed volatility, primarily due to Crimea’s independence referendum and its resulting decision to join with Russia. Meanwhile, Chinese macro data continued to deteriorate. In conjunction with comments from Premier Li, this sparked a reversal in sentiment amid expectations that the government may take action to support the economy. Despite tit-for-tat sanctions between Russia and its Western critics, a feared escalation of tensions did not materialize and combined with a drop in risk aversion in China, emerging markets rebounded. In this environment, there was a high dispersion in country returns while emerging market currencies also registered some sizeable movements. China (-5.6%) underperformed as Purchasing Managers Indices (“PMI”) manufacturing data continued to worsen and the central bank moved to tighten liquidity conditions.

Indonesia (+21.7%) bounced back as markets reacted positively to news that popular Jakarta governor, Joko Widodo, would run for president. Data showing that its current account deficit had narrowed also helped to restore investor confidence and spurred a gain in the rupiah. The Philippines (+8.9%) and Thailand (+8.7%) also outperformed while Korea (-2.1%) lagged. India (+8.9%) recorded solid gains, boosted by central bank action, which contributed to a 3.2% gain in the rupee, and by polls which indicated the opposition BJP may win upcoming elections.

In Latin America, Colombia (+4.2%) and Brazil (+1.8%) were the only countries to outperform. In Brazil, expectations that the central bank’s interest rate hiking cycle was coming to an end, and polls which indicated lower approval ratings for president Rousseff, sparked resurgence in the local market. Russia (-14.4%) was the worst performing country in the Index, as events in Crimea were the catalyst for a significant sell-off which also saw the ruble fall 6.5%.

Emerging Europe was mixed with Greece (+15.8%) benefiting from increased stability in the eurozone. In contrast, Hungary (-8.8%) lagged, as the central bank cut interest rates more than anticipated. Turkey (+3.2%) epitomized the high levels of volatility, with its perceived fragility to Fed tapering resulting in sizeable capital outflows and a sell-off in the lira early in the quarter. However, the central bank’s decision to hike interest rates 300bps served to stabilize the currency, and as wider concerns over emerging markets eased, the local market more than recouped losses.

South Africa (+4.4%) finished in positive territory while Egypt (+14.7%) registered strong gains ahead of Presidential elections. From an investment style perspective, growth was strongly outperforming value coming into the first quarter of 2014, particularly stocks with the highest price-to-book valuations and high return-on-equity. However, mid-March saw a sharp reversal with value stocks, in particular deep value stocks, outperforming significantly. On a market capitalization basis small capitalization equities outperformed large capitalization equities, as measured by the Russell Emerging Markets Small Cap Index (+2.6% over the quarter).

In the second quarter, the Index returned 7.1% in U.S. dollar terms. Diminished concerns over a nearer term rise in global interest rates provided a tailwind to market returns. However, the main catalyst for gains was a series of favorable election results, most notably in India (+17%) where Narendra Modi’s BJP party became the first to attain a majority in the lower house for more than 30 years. Elections in South Africa (+2.1%), Egypt (-2.0%) and frontier market Ukraine also completed relatively smoothly, with no major surprises.

The Chinese market (+5.0%) witnessed some large swings through the period. Concerns over PMI data early in the quarter dissipated as renewed fears over a hard landing were allayed by upside data surprises and as investors appeared more at ease with the government’s restraint in implementing large scale policy intervention through the current period of transition. Elsewhere in Asia, the Philippines (+9.6%) outperformed, despite the publication of a weak first quarter gross domestic product (“GDP”) report which was hit by the effects of typhoon Yolanda. However, the market gained on expectations that higher private consumption and reconstruction spending may boost full year GDP growth as the World Bank increased its Philippine outlook. After initial fears, a military coup in Thailand (+8.4%) was interpreted as a stabilizing factor, generating more optimistic sentiment in financial markets. Indonesia (-1.3%) was the regional laggard, hampered by uncertainty over July’s Presidential election. India was the standout country in the Index, buoyed by high expectations that the new administration would succeed in delivering economic reforms to restore growth and battle high inflation.

8 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

In Latin America, Brazil (+7.0%) outperformed as polls showed support for President Rousseff was declining ahead of October’s Presidential election. However, fundamentals for the country’s economy remained weak with the Brazilian Central Bank raising its already above target inflation outlook for 2014 and the World Bank cutting its GDP growth forecast to 1.5%. Peru (+8.5%) outperformed, while Chile (+2.0%) lagged as the economy continued to slow.

An easing in tensions between Russia (+11.7%) and the West, and a cooling of events in Ukraine, was beneficial for various emerging European markets. Turkey (+15.0%) enjoyed a strong quarter, as its current account deficit continued to recede. Greece (-9.8%) was the worst performing country in the Index as data for the eurozone remained weak and some Greek bank equities declined sharply on concerns over the banks’ exposure to Ukraine and Bulgaria. South Africa (+5.1%) capped a solid quarter, as the ruling ANC party held control of the national assembly, albeit with a reduced majority. The United Arab Emirates (-6.1%) underperformed, particularly in June.

In the third quarter, the Index declined 3.2% in U.S. dollar terms, largely driven by a September sell-off. Emerging markets sold off on the back of speculation around rising interest rates and U.S. dollar strength: the 5 year U.S. Treasury rate rose by 16 basis points over the quarter and the dollar strengthened relative to most currencies. China ended the quarter in mildly positive territory (+1.6%) despite enduring some poor economic data towards the end of the period. While the government had been making positive statements about reform, investors remained concerned – given falling industrial production and a surprise drop in lending – that it won’t be sufficient for the country to hit its growth targets for the year.

Meanwhile, geopolitics played a large role in the performance of emerging markets over the period. Brazil fell 9.2% amid a resurgence in support for the incumbent presidential candidate, Dilma Rousseff. The Russian markets slumped 15.8% as geopolitical tensions in Ukraine rumbled on, and sanctions imposed by Europe and the U.S. began to bite. A significant portion of returns for both Russia and Brazil were driven by currency weakness relative to the U.S. dollar. Over the quarter, the Brazilian and Russian currencies declined by more than 10% against the greenback. Emerging markets in Europe had a poor quarter overall, with Hungary falling 12.1% and Turkey by 11.5%. Turkey is considered particularly vulnerable to interest rate hikes due to its high current account deficit. Thailand rose sharply (+8.0%) after the appointment of a new prime minister appeared to assure a period of greater stability. Indonesia climbed (+2.9%) following the election of Joko Widodo.

Elsewhere, India continued to do well (+1.7%) as recently elected Prime Minister Narendra Modi pressed forward with a reformist agenda. Notably, GDP growth of 5.7% year over year recorded in the second-quarter was the fastest rate since the first quarter of 2012. In the Middle East, the United Arab Emirates enjoyed a strong quarter, with its market rising by 18.4% to add to its leading year-to-date returns. Mexico (+0.6%) also gained despite the sell-off in September and the Philippines (+2.8%) posted strong GDP growth which helped drive gains.

Additional laggards included Greece, which ended down 19.9%, and South Korea, which was also among the biggest detractors as markets fell by 5.8%. With China being one of its biggest export markets, South Korea is especially vulnerable to the economic travails of its giant northern neighbor. Taiwan also declined (-4.3%), as the recent strong run of its technology companies led to profit taking. Elsewhere, Malaysia (-2.4%), Peru (-3.8%) and Chile (-5.1%) all slipped lower.

The Index shed 4.8% in U.S. dollar terms in a highly volatile fourth quarter. The strong U.S. dollar was a key contributor to the emerging markets selloff. The local markets were actually neutral for the quarter, meaning that the negative moves were expressed through currency rather than local equity markets. The rallying dollar was driven by a U.S. economy poised to outperform non-U.S. developed markets. Despite a positive return in October, the Index was additionally dragged down by the effects of a tumbling oil price on key oil exporting nations.

Russia was the worst-performing market over the fourth quarter (-34.1%), driven by the weakness of the ruble. During the quarter, the Russian central bank notably hiked its key interest rate to 17% in an attempt to control inflation and stem capital outflows. Meanwhile, the joint effects of the plunge in oil prices coupled with Western sanctions hammered the country’s economic prospects. Colombia (-20.8%), as the fourth-largest oil producer in South America, saw the peso and

Market Summary 9

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

government revenues slump over the quarter, casting a pall over the country’s markets. Meanwhile, Malaysia, the second largest oil and natural gas producer in Southeast Asia, slipped 11.1%. While declining oil prices proved very damaging to countries that depend heavily on oil revenues, they provided a boost to consumers and oil-importing nations. Turkey climbed 10.9%, as the oil importer benefited from falling energy prices and an uptick in private demand.

In Europe, Greece was the biggest laggard as it dropped 27.5%. Having recently shown signs of revival, Greek markets were thrown back into turmoil after the failure of the governing New Democracy party to elect a new president in December. This failure triggered a full Parliamentary general election scheduled for the end of January, with the jump in financial market uncertainty stemming from the popularity of the far-left, anti-austerity Syriza party. Elsewhere in Europe, Hungary performed poorly (-12.7%) primarily due to its heavy export exposure to Russia. Polish equities declined 12.5% amid worries about debt levels among the country’s real-estate developers and a fall in the zloty.

Elsewhere, the depreciating value of the real saw Brazil fall sharply (-14.4%). During the quarter, investors spurned the reelection of President Dilma Rousseff. President Rousseff sought to mitigate the economic downfall by announcing a broad package of tax increases and budget cuts in a bid to restore faith in her government, with investors taking hope from the appointment of new finance minister Joaquim Levy. In addition, the ongoing corruption scandal at Petrobras, a key state owned oil producer, led the company to lose nearly half its value. Mexican equities had a poor quarter, dropping 11.6% amid the falling peso, political unrest and a series of soft economic data. Korea extended its losses over the second half of the year with a further 8.2% decline in the fourth quarter, largely driven by the government’s continued devaluation of the won.

More positively, Chinese markets had a strong fourth quarter, gaining 4.3% as Chinese financial stocks surged. Although the country’s economic data was mixed, its stock market rose strongly in the latter half of 2014, as investors become increasingly convinced that the Chinese government would implement more aggressive stimulus measures. South Africa gained 2.8%, spurred by dovish sentiment from the Fed in mid-December. India climbed a steady 1.1%.

Energy was the worst performing sector globally and within emerging markets in the fourth quarter, retreating over 23%. The materials & processing sector was also impacted by the commodities slide, down 11%. Technology and financial services were the only two sectors to advance, adding to their 2014 positive returns.

U.S./Global Fixed Income Markets

The fiscal year ended December 31, 2014 was a positive period for global fixed income markets overall, although not without a few surprises along the way. Sovereign yields ended the period lower than they began across virtually all regions, buoying the returns of various fixed income sectors. Globally, credit sectors largely outperformed similar-duration government bonds as spreads generally held or narrowed slightly over the period. Corporate credit underperformed securitized assets due to commodity price weakness and heightened illiquidity concerns, particularly toward the end of the year.

While 2013 ended with a burst of optimism and positive data flow out of the U.S. in particular, 2014 began with a brief stumble as disappointing U.S. non-farm payroll data was released and concern grew over the global economic outlook for China as the potential for accelerating credit defaults became more apparent. However, this was more than offset by a fourth quarter 2013 U.S. GDP growth reading coming in ahead of expectations, as well as the smooth leadership transition at the U.S. Federal Reserve (the “Fed”). Chairwoman Janet Yellen’s first testimony to the U.S. Congress was positively received by global financial markets, during which she stressed continuity, if not a slightly more dovish stance than her predecessor. The result was a modestly positive end to the first quarter of 2014 for global fixed income markets, particularly for credit sectors.

The moderate rally in global fixed income markets extended through the second quarter of 2014 amid economic data that supported a progressive economic recovery in the U.S. and bottoming-out in Europe. Given gradual tapering in the Fed’s asset purchasing program and positive U.S. growth outlook, the mid-year rally in U.S. Treasuries caught many market

10 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

participants by surprise. The rally was driven by a lull in new issuance squeezing supply (and yields) of longer-term bonds as well as demand from price-insensitive buyers (de-risking pension funds, the Fed and China). Increasingly, accommodative monetary policy out of Japan and Europe put significant downward pressure on yields globally, including in the U.S. While the impact of a particularly harsh winter became more evident in the second quarter, accentuated by a meaningful downward revision in first quarter GDP growth, fixed income markets proved resilient. Improving unemployment, job gains and consumer confidence re-affirmed the market’s optimism, as did Chairwoman Yellen’s commitment to maintain an accommodative stance even as unemployment and inflation approached target levels.

Market calm turned to concern in the latter half of the year amid heightened uncertainty surrounding geopolitical events and the robustness of global growth, despite generally positive economic data out of the U.S. Israeli-Palestinian tension in the Gaza Strip escalated dramatically in July, putting investors a little more on edge, although the immediate market impact was relatively muted. More impactful was news of a Malaysia Airlines passenger jet being shot down over Ukraine later in the month, raising the stakes in the conflict between Kiev and pro-Moscow rebels in which Russia and the West backed opposing sides. The Ukraine conflict continued to escalate throughout July and August, but was halted by a tense cease-fire in September. As a result, the third quarter of 2014 was challenging for global fixed income markets, particularly credit sectors. Safe-haven U.S. and core European government bonds posted modestly positive returns.

On the other hand, the U.S. economy continued to show strength, with employment gains, consumer confidence and second quarter GDP growth coming in largely ahead of expectations. However, weak economic data out of core Europe and China scared credit markets, tempering the outlook for growth globally. Moves by the European Central Bank to loosen monetary policy, including its own form of asset purchasing program, put further downward pressure on government bond yields, most notably in Europe, but with sympathy downward moves in North America and Asia-Pacific. Volatility spiked in October amid weak data releases out of Europe (namely Germany) and China, sending yields and risk assets plummeting globally, only to nearly revert to prior levels days later. Growing fears over the spread of Ebola from Africa also contributed to investors being more on edge as the first cases were reported in the U.S. and Europe.

By year-end, global government bond yields remained lower for the year, while credit spreads, which had contracted during the first half of the period, ended flat overall. A key indicator of global fixed income performance, the Barclays Global Aggregate Index, returned 7.6% for the year, in USD hedged terms, buoyed by lower government bond yields and broadly flat credit spreads.

Over the year, European bonds outperformed those of other regions (returning 11.1% as measured by the Barclays European Aggregate Index) on the back of strong sovereign bond returns, most notably among lower-rated “peripheral” countries such as Ireland, Spain, Italy and Slovenia as both “core” (e.g., German) yields and spreads between peripheral and core countries fell materially. U.S. bonds posted solid gains (returning 6.0% as measured by the Barclays U.S. Aggregate Index) as U.S. Treasury yields ended the year modestly lower and credit spreads held. Asia-Pacific bonds also posted solid gains (returning 6.3% as measured by the Barclays Asian Pacific Aggregate Index) despite a slowing Chinese growth outlook weighing on the region, likely at least partially offset by the Bank of Japan’s commitment to and later ramp-up of its aggressive monetary policy support.

Strong new issuance volumes characterized most credit sectors, particularly in the U.S., over the year, in both corporate and securitized markets. Sectors generally performed in-line with spreads, with corporate credit outperforming securitized credit across regions (returning 3.1% vs. 3.3% on a global basis, respectively, as measured by Barclays Global Aggregate Index - Corporates and Barclays Global Aggregate Index - Securitized). Overall, lower-quality investment grade corporates outperformed higher-quality investment grade corporates, and utilities and industrials outperformed financials. U.S. agency mortgage-backed securities (“MBS”) performed well (returning 6.1% as measured by Barclays U.S. Aggregate Index – Agency MBS) despite concerns of reduced demand from tapering Fed purchases.

Market Summary 11

Russell Investment Funds

Market Summary as of December 31, 2014, continued — (Unaudited)

Similar to 2013, non-Agency MBS outperformed most other sectors, aided by favorable supply and demand forces and solid housing fundamentals. High yield corporate credit marginally underperformed investment grade corporate credit on an equivalent-duration basis, largely as a result of commodity price weakness late in the year disproportionately impacting high yield issuers. The lowest-quality segments of the sector underperformed significantly. Emerging market (“EM”) debt slightly lagged developed fixed income markets on mounting growth concerns and commodity price weakness, despite a bounce-back from weakness earlier in the year. Local currency bonds (those denominated in the currency of the issuing EM country) significantly underperformed hard currency bonds (those issued by EM issuers but denominated in “hard currencies” such as the U.S. dollar or Euro), largely as a result of EM currency weakness amid global and market-specific growth, commodity price declines and geopolitical concerns.

12 Market Summary

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Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

Growth of a $10,000 Investment
Moderate Strategy Fund
Russell 1000® Index***
Barclays U.S. Aggregate Bond Index**
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Inception*
2007
2008
2009
2010
2011
2012
2013
2014
Yearly periods ended December 31

Moderate Strategy Fund	Total Return
1 Year	4.85%
5 Years	7.00%§
Inception*	4.70%§

Russell 1000® Index***	Total Return
1 Year	13.24%
5 Years	15.64%§
Inception*	6.85%§

Barclays U.S. Aggregate Bond Index**	Total Return
1 Year	5.97%
5 Years	4.45%§
Inception*	4.99%§

14 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds	Index). Non-U.S. markets performed negatively, with developed
that invests in other Russell Investment Funds (“RIF”) and	markets down 4.01% (as measured by the Russell Developed ex-
Russell Investment Company (“RIC”) mutual funds (the	U.S. Large Cap Index) and emerging markets down 1.73% (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell Emerging Markets Index). The Fund’s
manager approach whereby portions of the Underlying Funds	exposure to non-U.S. equities was a large driver of the Fund’s
are allocated to different money managers. Underlying Fund	negative benchmark-relative returns against its Barclays U.S.
assets not allocated to money managers are managed by Russell	Aggregate Bond Index, which gained 5.97% for the year. U.S.
Investment Management Company (“RIMCo”), the Fund’s and	equity markets benefited from continued economic expansion,
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	strong consumption and positive real gross domestic product
advisor, may change the allocation of the Underlying Funds’	(“GDP”) growth (an inflation adjusted GDP measure). In non-
assets among money managers at any time. An exemptive order	U.S. markets, Europe struggled with high unemployment and
from the Securities and Exchange Commission (“SEC”) permits	uncertainty surrounding an anticipated quantitative easing
RIMCo to engage or terminate a money manager in an Underlying	program, while Japan was negatively impacted by stagnant growth
Fund at any time, subject to approval by the Underlying Fund’s	and deflationary pressures. Emerging markets were hurt by weak
Board, without a shareholder vote. Pursuant to the terms of the	production and manufacturing figures, and falling real estate and
exemptive order, an Underlying Fund is required to notify its	commodity prices. The U.S. dollar strengthened versus many
shareholders within 90 days of when a money manager begins	major global currencies over the year, which further eroded non-
providing services.	U.S. equity returns for U.S.-based investors.

What is the Fund’s investment objective?	Certain alternative asset classes had strong performance over the
Through July 31, 2014, the Fund sought to provide high current	year, as global real estate securities posted a 15.02% gain (as
income and moderate long term capital appreciation.	measured by the FTSE EPRA/NAREIT Developed Real Estate
Index (Net)) and global infrastructure finished the year up 12.12%
Effective August 1, 2014, the Fund seeks to provide current	(as measured by the S&P Global Infrastructure Index (Net)).
income and moderate long term capital appreciation.	Global real estate and global infrastructure outperformed both
How did the Fund perform relative to its benchmark for the	global equities and fixed income, as these interest rate sensitive
fiscal year ended December 31, 2014?	asset classes were in high demand as bond yields continued to fall.
For the fiscal year ended December 31, 2014, the Fund gained	The outperformance of global infrastructure and global real estate
4.85%. This is compared to the Fund’s primary benchmark, the	relative to bonds benefited the Fund due to its out-of-benchmark
Barclays U.S. Aggregate Bond Index, which gained 5.97% during	exposure to these two asset classes. Commodity markets, however,
the same period. The Fund’s performance includes operating	didn’t fare as well, with the Dow Jones UBS Commodity Index
expenses, whereas index returns are unmanaged and do not	closing the year down 17.01%, driven by excess global supply,
include expenses of any kind.	particularly in the energy sector. The broad underperformance of commodities to bonds detracted from the Fund’s benchmark-
For the fiscal year ended December 31, 2014, the Morningstar®
relative performance. Alternative strategies also contributed
Insurance Conservative Allocation, a group of funds that	negatively, with the RIC Russell Multi-Strategy Alternative Fund
Morningstar considers to have investment strategies similar to	finishing below the Fund’s fixed income benchmark for the year.
those of the Fund, gained 4.52%. This result serves as a peer
comparison and is expressed net of operating expenses.	Fixed income markets ended the year in positive territory, largely impacted by low and declining interest rates. Interest rates
The Fund’s underperformance relative to the Barclays U.S.	remained low ahead of anticipated quantitative easing tapering
Aggregate Bond Index was primarily due to the Fund’s out-of-	by the Federal Reserve in the first half of 2015. Exposure to fixed
benchmark allocation to Underlying Funds invested in non-U.S.	income Underlying Funds had a mixed impact on benchmark
equities and commodities, which underperformed fixed income	relative returns.
Underlying Funds over the period.
How did the investment strategies and techniques employed
How did the market conditions described in the Market	by the Fund and the Underlying Funds affect the Fund’s
Summary report affect the Fund’s performance?	performance?
Global equity markets generated modestly positive returns over	The Fund is a fund of funds and its performance is based on
the fiscal year ended December 31, 2014, led by the U.S. where	RIMCo’s strategic asset allocations and the performance of the markets gained 12.56% (as measured by the Russell 3000®
Underlying Funds in which the Fund invests.

Moderate Strategy Fund 15

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Fund’s strategic allocation to fixed income Underlying Funds	Describe any changes to the Fund’s structure or allocation
had a positive impact on the Fund’s absolute performance, while	to the Underlying Funds.
contribution from active management had a mixed impact on	RIMCo has the discretion to vary the Fund’s actual allocation
benchmark-relative returns. Modest underperformance of the RIF	from the target strategic asset allocation by up to +/- 5% at
Core Bond Fund was driven by yield curve positioning during	the equity, fixed income or alternative category level based on
the first three quarters of the year, only to be partially offset as	RIMCo’s capital markets research. Performance of the Fund’s
positioning reversed later in the year. For the RIC Investment	short-term asset allocation modifications ended the fiscal year
Grade Bond Fund, a long position to the U.S. Dollar which rallied	modestly positive. This was driven by beneficial tilts away from
and value add from yield curve positioning drove outperformance	target strategic allocations.
versus the benchmark in 2014. For the RIC Russell Global
Opportunistic Credit Fund, out-of-benchmark emerging market	Entering the fiscal year, the Fund was underweight the RIC
currency exposure (via an allocation to local currency debt) was	Russell Commodity Strategies Fund and RIF Global Real Estate
the key driver of underperformance during the year as the U.S.	Securities Fund by 0.75% each, underweight the RIF Aggressive
dollar broadly rallied against global currencies.	Equity Fund by 1.00%, overweight the RIC Russell Emerging
Markets Fund by 1.00%, and overweight the RIC Russell Global
The Fund’s strategic allocation to U.S. equity Underlying Funds	Infrastructure Fund and RIF Multi-Style Equity Fund by 0.75%
benefited the Fund’s benchmark-relative performance, as broad	each, relative to the target strategic asset allocation weights.
U.S. equities outperformed core fixed income for the period.	Within alternatives, this positioning was driven by a cautious
Underlying active management detracted, as each of the U.S.	medium term outlook on commodities and a desire to mitigate
equity Underlying Funds underperformed its respective U.S.	the real estate exposure’s contribution to interest rate sensitivity
equity market segment as represented by its primary benchmark.	for the total portfolio. Within equities, the positioning was driven
Overweights to stocks with low valuation metrics and high	by recognition of stretched valuations in U.S. small cap and
financial quality detracted from the RIF Multi-Style Equity and	attractive valuations in emerging markets.
RIF Aggressive Equity Funds’ returns, as did underweights to
electric utilities and real estate investment trusts (REITs).	On January 13, 2014, the Fund implemented a new target strategic asset allocation that incorporated a higher exposure to equities
The Fund’s strategic exposure to non-U.S. and global Underlying	and alternatives based on RIMCo’s capital markets research.
Funds contributed negatively to the Fund’s benchmark-relative
performance, as non-U.S. and global equities underperformed	In connection with this reallocation, the Fund also shifted its
bonds for the year. Underlying active management detracted	tactical allocations relative to the new strategic asset allocation
from performance, with the RIC Russell Global Equity Fund,	weights as follows:
RIF Non-U.S. Fund and RIC Russell Emerging Markets Fund	- 0.75% overweight to the RIC Russell U.S. Defensive Equity
all underperforming their respective benchmarks. For the RIF	Fund and 0.75% underweight to the RIC Russell Commodity
Non-U.S. Fund, ineffective stock selection in the U.K. and	Strategies Fund due to limited commodity price appreciation
being underweight Asia ex-Japan and Canada detracted from	expectations over the medium term.
performance. For the RIC Russell Emerging Markets Fund,	- 0.75% overweight to the RIC Russell U.S. Defensive Equity
ineffective stock selection in China offset gains from strong stock	Fund and 0.75% underweight to the RIF Global Real Estate
selection in India, Taiwan, South Korea and Thailand.	Securities Fund due to caution over the interest rate sensitivity of
The Fund’s strategic allocation to alternative Underlying Funds	REITs in an environment of potential rising rates. This resulted
had mixed effects on benchmark-relative performance. Global	in a total of 1.50% overweight to the RIC Russell U.S. Defensive
infrastructure and global real estate outperformed fixed income,	Equity Fund.
while commodities and alternative strategies underperformed.	- 2.00% overweight to the RIF Non-U.S. Fund and 2.00%
Underlying active management was negative. For the RIF Global	underweight to the RIF Aggressive Equity Fund due to concerns
Real Estate Securities Fund, a bias toward higher quality and	of stretched valuations within U.S. small cap equities.
larger capitalization securities paid off within the retail, office
and residential sectors, while exposure to Japanese developers	- 0.75% overweight to the RIC Russell Global Equity Fund
was a modest detractor. For the RIC Russell Global Infrastructure	and 0.75% underweight to the RIC Russell Emerging Markets
Fund, an underweight to European integrated utilities contributed	Fund due to concerns of strong negative momentum exhibited in
positively to performance while an underweight to North American	emerging markets.
energy pipelines detracted.

16 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

- At the end of May 2014, half of the 2.00% underweight to the	overweight to the RIC Russell U.S. Defensive Equity Fund in
RIF Aggressive Equity Fund was removed in order to capture	order to maintain the existing overweight to the RIF Non-U.S.
partial gains from the position.	Fund.
On June 11, 2014, the Fund took an additional 0.25% underweight	At the end of the fiscal year, the Fund maintained a broad
to the RIF Global Real Estate Securities Fund given the recent	overweight to equity Underlying Funds relative to alternative
strong performance of the REITs asset class but continued	Underlying Funds. By the end of the fiscal year, the aggregate
concern over interest rate sensitivity. The Fund also took a 0.25%	positioning was modestly positive to performance.
underweight to the RIC Russell Global Infrastructure Fund,
recognizing strong recent performance and stretched valuations.	The views expressed in this report reflect those of the portfolio
Both positions were offset by equal overweights to the RIC Russell	managers only through the end of the period covered by
U.S. Dynamic Equity Fund.	the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
On July 9, 2014, the Fund removed its underweight to the RIC	affiliated organization. These views are subject to change
Russell Emerging Markets Fund relative to the RIC Russell	at any time based upon market conditions or other events,
Global Equity Fund, as recent positive momentum suggested	and RIMCo disclaims any responsibility to update the views
further strength in emerging markets relative to broad global	contained herein. These views should not be relied on as
equities. This position was closed at a loss.	investment advice and, because investment decisions for
On July 22, 2014, the Fund closed its underweight to the RIF	a RIF Fund are based on numerous factors, should not be
Aggressive Equity Fund primarily driven by the Underlying	relied on as an indication of investment decisions of any
Fund meeting performance expectations. The RIF Aggressive	RIF Fund.
Equity Fund was funded back to target weight by reducing the

*	Assumes initial investment on April 30, 2007.
**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.
***	The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Moderate Strategy Fund 17

Russell Investment Funds Moderate Strategy Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$1,000.00	$1,024.70
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.50	$0.51
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.10%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

18 Moderate Strategy Fund

Russell Investment Funds Moderate Strategy Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)

		Fair				Fair
		Value				Value
	Shares	$			Shares	$
Investments 100.0%				RIF Multi-Style Equity Fund	320,028	5,796
Russell Investment Company						18,602
("RIC") and other Russell				Fixed Income - 55.0%
Investment Funds ("RIF") Series				RIC Russell Global Opportunistic Credit
Mutual Funds				Fund Class Y	482,779	4,557
				RIC Russell Investment Grade Bond Fund
Alternative - 11.9%				Class Y	934,444	20,754
RIC Russell Commodity Strategies Fund				RIF Core Bond Fund	3,562,005	37,971
Class Y	351,523	2,408				63,282
RIC Russell Global Infrastructure Fund				International Equities - 16.9%
Class Y	460,043	5,479		RIC Russell Emerging Markets Fund
RIC Russell Multi-Strategy Alternative				Class Y	267,188	4,539
Fund Class Y	352,059	3,447		RIC Russell Global Equity Fund Class Y	616,983	6,923
RIF Global Real Estate Securities Fund	147,620	2,307		RIF Non-U.S. Fund	690,431	7,968
		13,641				19,430
Domestic Equities - 16.2%
RIC Russell U.S. Defensive Equity Fund				Total Investments 100.0%
Class Y	111,175	5,201		(identified cost $104,431)		114,955
RIC Russell U.S. Dynamic Equity Fund				Other Assets and Liabilities, Net
Class Y	260,162	2,906	-	(0.0%)		(37)
RIF Aggressive Equity Fund	302,961	4,699
				Net Assets - 100.0%		114,918

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		11.9
Domestic Equities		16.2
Fixed Income		55.0
International Equities		16.9
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
— *		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 19

Russell Investment Funds

Moderate Strategy Fund

Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$104,431
Investments, at fair value	114,955
Receivables:
Fund shares sold	47
From affiliates	2
Total assets	115,004
Liabilities
Payables:
Investments purchased	48
Accrued fees to affiliates	5
Other accrued expenses	33
Total liabilities	86
Net Assets	$114,918
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$73
Accumulated net realized gain (loss)	(1,274)
Unrealized appreciation (depreciation) on investments	10,524
Shares of beneficial interest	110
Additional paid-in capital	105,485
Net Assets	$114,918

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10.45
Net assets	$114,918,265
Shares outstanding ($.01 par value)	10,996,538
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

20 Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$3,306

Expenses
Advisory fees	221
Administrative fees	50
Custodian fees	22
Transfer agent fees	5
Professional fees	31
Trustees’ fees	3
Printing fees	30
Proxy fees	12
Miscellaneous	7
Expenses before reductions	381
Expense reductions	(271)
Net expenses	110
Net investment income (loss)	3,196

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	535
Capital gain distributions from Underlying Funds	2,204
Net realized gain (loss)	2,739
Net change in unrealized appreciation (depreciation) on investments	(706)
Net realized and unrealized gain (loss)	2,033
Net Increase (Decrease) in Net Assets from Operations	$5,229

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 21

Russell Investment Funds

Moderate Strategy Fund

Statements of Changes in Net Assets

		For the Periods Ended December 31,
Amounts in thousands			2014		2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$3,196		$1,691
Net realized gain (loss)			2,739		2,209
Net change in unrealized appreciation (depreciation)			(706)		2,584
Net increase (decrease) in net assets from operations			5,229		6,484
Distributions
From net investment income			(3,195)		(1,705)
From net realized gain			(1,659)		(1,854)
Net decrease in net assets from distributions			(4,854)		(3,559)

Share Transactions*
Net increase (decrease) in net assets from share transactions			11,450		5,947

Total Net Increase (Decrease) in Net Assets			11,825		8,872

Net Assets
Beginning of period			103,093		94,221
End of period			$114,918		$103,093
Undistributed (overdistributed) net investment income included in net assets			$73		$73

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:
	2014			2013
	Shares	Dollars	Shares		Dollars

Proceeds from shares sold	1,660	$17,496	1,656		$17,055
Proceeds from reinvestment of distributions	463	4,854		346	3,559
Payments for shares redeemed	(1,032)	(10,900)	(1,428)		(14,667)
Total increase (decrease)	1,091	$11,450		574	$5,947

See accompanying notes which are an integral part of the financial statements.

22 Moderate Strategy Fund

(This page intentionally left blank)

Russell Investment Funds

Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net	Return of
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
December 31, 2014	10.41	.31	.19	.50	(.30)	(.16)	—
December 31, 2013	10.10	.18	.50	.68	(.18)	(.19)	—
December 31, 2012	9.41	.30	.73	1.03	(.29)	(.05)	—
December 31, 2011	9.64	.27	(.26)	.01	(.24)	—	—
December 31, 2010	8.95	.42	.69	1.11	(.41)	—	(.01)

See accompanying notes which are an integral part of the financial statements.

24 Moderate Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.46)	10.45	4.85	114,918.35		.10	2.89	18
(.37)	10.41	6.79	103,093.35		.10	1.69	18
(.34)	10.10	11.07	94,221.36		.10	3.01	20
(.24)	9.41	.12	75,056.38		.10	2.80	10
(.42)	9.64	12.62	54,573.44		.10	4.56	45

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 25

Russell Investment Funds Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

Growth of a $10,000 Investment
Balanced Strategy Fund
Russell 1000® Index***
Barclays U.S. Aggregate Bond Index**
Russell Developed ex-U.S. Large Cap® Index Net****
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Inception*
2007
2008
2009
2010
2011
2012
2013
2014
Yearly periods ended December 31

Balanced Strategy Fund	Total Return
1 Year	4.61%
5 Years	8.14%§
Inception*	4.35%§

Russell 1000® Index***	Total Return
1 Year	13.24%
5 Years	15.64%§
Inception*	6.85%§

Barclays U.S. Aggregate Bond Index**	Total Return
1 Year	5.97%
5 Years	4.45%§
Inception*	4.99%§

Russell Developed ex-U.S. Large Cap® Index Net****	Total Return
1 Year	(4.01)%
5 Years	5.55%§
Inception*	0.37%§

26 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds		markets gained 12.56% (as measured by the Russell 3000®
that invests in other Russell Investment Funds (“RIF”) and		Index). Non-U.S. markets performed negatively, with developed
Russell Investment Company (“RIC”) mutual funds (the		markets down 4.01% (as measured by the Russell Developed ex-
“Underlying Funds”). The Underlying Funds employ a multi-		U.S. Large Cap Index) and emerging markets down 1.73% (as
manager approach whereby portions of the Underlying Funds		measured by the Russell Emerging Markets Index). The Fund’s
are allocated to different money managers. Underlying Fund		exposure to non-U.S. equities was a large driver of the Fund’s
assets not allocated to money managers are managed by Russell		negative benchmark-relative returns against its Barclays U.S.
Investment Management Company (“RIMCo”), the Fund’s and		Aggregate Bond Index, which gained 5.97% for the year. U.S.
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’		equity markets benefited from continued economic expansion,
advisor, may change the allocation of the Underlying Funds’		strong consumption and positive real gross domestic product
assets among money managers at any time. An exemptive order		(“GDP”) growth (an inflation adjusted GDP measure). In non-
from the Securities and Exchange Commission (“SEC”) permits		U.S. markets, Europe struggled with high unemployment and
RIMCo to engage or terminate a money manager in an Underlying		uncertainty surrounding an anticipated quantitative easing
Fund at any time, subject to approval by the Underlying Fund’s		program, while Japan was negatively impacted by stagnant growth
Board, without a shareholder vote. Pursuant to the terms of the		and deflationary pressures. Emerging markets were hurt by weak
exemptive order, an Underlying Fund is required to notify its		production and manufacturing figures, and falling real estate and
shareholders within 90 days of when a money manager begins		commodity prices. The U.S. dollar strengthened versus many
providing services.		major global currencies over the year, which further eroded non-

What is the Fund’s investment objective?		U.S. equity returns for U.S.-based investors.
Through July 31, 2014, the Fund sought to provide above average		Certain alternative asset classes had strong performance over the
capital appreciation and a moderate level of current income.		year, as global real estate securities posted a 15.02% gain (as measured by the FTSE EPRA/NAREIT Developed Real Estate
Effective August 1, 2014, the Fund seeks to provide above		Index (Net)) and global infrastructure finished the year up 12.12%
average long term capital appreciation and a moderate level of		(as measured by the S&P Global Infrastructure Index (Net)).
current income.		Global real estate and global infrastructure outperformed both
How did the Fund perform relative to its benchmark for the		global equities and fixed income, as these interest rate sensitive
fiscal year ended December 31, 2014?		asset classes were in high demand as bond yields continued to fall.
For the fiscal year ended December 31, 2014, the Fund gained		The outperformance of global infrastructure and global real estate
4.61%. This is compared to the Fund’s primary benchmark, the		relative to bonds benefited the Fund due to its out-of-benchmark
Barclays U.S. Aggregate Bond Index, which gained 5.97% during		exposure to these two asset classes. Commodity markets, however,
the same period.	The Fund’s performance includes operating	didn’t fare as well, with the Dow Jones UBS Commodity Index
expenses, whereas	index returns are unmanaged and do not	closing the year down 17.01%, driven by excess global supply,
include expenses of any kind.		particularly in the energy sector. The broad underperformance of commodities to bonds detracted from the Fund’s benchmark-
For the fiscal year ended December 31, 2014, the Morningstar®
relative performance. Alternative strategies also contributed
Insurance Moderate Allocation, a group of funds that Morningstar		negatively, with the RIC Russell Multi-Strategy Alternative Fund
considers to have investment strategies similar to those of the		finishing below the Fund’s fixed income benchmark for the year.
Fund, gained 6.39%. This result serves as a peer comparison and
is expressed net of operating expenses.		Fixed income markets ended the year in positive territory, largely impacted by low and declining interest rates. Interest rates
The Fund’s underperformance relative to the Barclays U.S.		remained low ahead of anticipated quantitative easing tapering
Aggregate Bond Index was primarily due to the Fund’s out-of-		by the Federal Reserve in the first half of 2015. . However,
benchmark allocation to Underlying Funds invested in non-U.S.		exposure to fixed income Underlying Funds detracted from the
equities and commodities, which underperformed fixed income		Fund’s benchmark-relative performance, as each fixed income
Underlying Funds over the period.		Underlying Fund underperformed its respective fixed income
How did the market conditions described in the Market		benchmark.
Summary report affect the Fund’s performance?		How did the investment strategies and techniques employed
Global equity markets generated modestly positive returns over		by the Fund and the Underlying Funds affect the Fund’s
the fiscal year ended December 31, 2014, led by the U.S. where		performance?

Balanced Strategy Fund 27

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Fund is a fund of funds and its performance is based on	Describe any changes to the Fund’s structure or allocation
RIMCo’s strategic asset allocations and the performance of the	to the Underlying Funds.
Underlying Funds in which the Fund invests.	RIMCo has the discretion to vary the Fund’s actual allocation
The Fund’s strategic allocation to U.S. equity Underlying Funds	from the target strategic asset allocation by up to +/- 5% at
benefited the Fund’s benchmark-relative performance, as broad	the equity, fixed income or alternative category level based on
U.S. equities outperformed core fixed income for the period.	RIMCo’s capital markets research. Performance of the Fund’s
Underlying active management detracted, as each of the U.S.	short-term asset allocation modifications ended the fiscal year
equity Underlying Funds underperformed its respective U.S.	modestly positive. This was driven by beneficial tilts away from
equity market segment as represented by its primary benchmark.	target strategic allocations.
Overweights to stocks with low valuation metrics and high	Entering the fiscal year, the Fund was underweight the RIC
financial quality detracted from the RIF Multi-Style Equity and	Russell Commodity Strategies Fund, RIF Global Real Estate
RIF Aggressive Equity Funds’ returns, as did underweights to	Securities Fund and RIF Aggressive Equity Fund by 1.00%
electric utilities and real estate investment trusts (REITs).	each, and overweight the RIC Russell Emerging Markets Fund,
The Fund’s strategic exposure to non-U.S. and global Underlying	RIC Russell Global Infrastructure Fund and RIF Multi-Style
Funds contributed negatively to the Fund’s benchmark-relative	Equity Fund by 1.00% each, relative to the target strategic
performance, as non-U.S. and global equities underperformed	asset allocation weights. Within alternatives, this positioning
bonds for the year. Underlying active management detracted	was driven by a cautious medium term outlook on commodities
from performance, with the RIC Russell Global Equity Fund,	and a desire to mitigate the real estate exposure’s contribution
RIF Non-U.S. Fund and RIC Russell Emerging Markets Fund	to interest rate sensitivity for the total portfolio. Within equities,
all underperforming their respective benchmarks. For the RIF	the positioning was driven by recognition of stretched valuations
Non-U.S. Fund, ineffective stock selection in the U.K. and	in U.S. small cap and attractive valuations in emerging markets.
being underweight Asia ex-Japan and Canada detracted from	On January 13, 2014, the Fund implemented a new target strategic
performance. For the RIC Russell Emerging Markets Fund,	asset allocation that incorporated a higher exposure to equities
ineffective stock selection in China offset gains from strong stock	and alternatives based on RIMCo’s capital markets research.
selection in India, Taiwan, South Korea and Thailand.	In connection with this reallocation, the Fund also shifted its
The Fund’s strategic allocation to fixed income Underlying Funds	tactical allocations relative to the new strategic asset allocation
had a positive impact on the Fund’s absolute performance, although	weights as follows:
each Underlying Fund underperformed its respective benchmark,
detracting from the Fund’s benchmark-relative returns. Modest	- 1.00% overweight to the RIC Russell U.S. Defensive Equity
underperformance of the RIF Core Bond Fund was driven by	Fund and 1.00% underweight to the RIC Russell Commodity
yield curve positioning during the first three quarters of the year,	Strategies Fund due to limited commodity price appreciation
only to be partially offset as positioning reversed later in the year.	expectations over the medium term.
For the RIC Russell Global Opportunistic Credit Fund, out-of-	- 1.00% overweight to the RIC Russell U.S. Defensive Equity
benchmark emerging market currency exposure (via an allocation	Fund and 1.00% underweight to the RIF Global Real Estate
to local currency debt) was the key driver of underperformance	Securities Fund due to caution over the interest rate sensitivity of
during the year as the U.S. dollar broadly rallied against global	REITs in an environment of potential rising rates. This resulted
currencies.	in a total of 2.00% overweight to the RIC Russell U.S. Defensive
The Fund’s strategic allocation to alternative Underlying Funds	Equity Fund.
had mixed effects on benchmark-relative performance. Global	- 2.50% overweight to the RIF Non-U.S. Fund and 2.50%
infrastructure and global real estate outperformed fixed income,	underweight to the RIF Aggressive Equity Fund due to concerns
while commodities and alternative strategies underperformed.	of stretched valuations within U.S. small cap equities.
Underlying active management was negative. For the RIF Global	- 1.00% overweight to the RIC Russell Global Equity Fund
Real Estate Securities Fund, a bias toward higher quality and	and 1.00% underweight to the RIC Russell Emerging Markets
larger capitalization securities paid off within the retail, office	Fund due to concerns of strong negative momentum exhibited in
and residential sectors, while exposure to Japanese developers	emerging markets.
was a modest detractor. For the RIC Russell Global Infrastructure
Fund, an underweight to European integrated utilities contributed	- At the end of May 2014, half of the 2.50% underweight to the
positively to performance while an underweight to North American	RIF Aggressive Equity Fund was removed in order to capture
energy pipelines detracted.	partial gains from the position.

28 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

On June 11, 2014, the Fund took an additional 0.50% underweight	order to maintain the existing overweight to the RIF Non-U.S.
to the RIF Global Real Estate Securities Fund given the recent	Fund.
strong performance of the REITs asset class but continued	At the end of the fiscal year, the Fund maintained a broad
concern over interest rate sensitivity. The Fund also took a 0.50%	overweight to equity Underlying Funds relative to alternative
underweight to the RIC Russell Global Infrastructure Fund,	Underlying Funds. By the end of the fiscal year, the aggregate
recognizing strong recent performance and stretched valuations.	positioning was modestly positive to performance.
Both positions were offset by equal overweights to the RIC Russell
U.S. Dynamic Equity Fund.	The views expressed in this report reflect those of the portfolio
On July 9, 2014, the Fund removed its underweight to the RIC	managers only through the end of the period covered by
Russell Emerging Markets Fund relative to the RIC Russell	the report. These views do not necessarily represent the
Global Equity Fund, as recent positive momentum suggested	views of RIMCo, or any other person in RIMCo or any other
further strength in emerging markets relative to broad global	affiliated organization. These views are subject to change
equities. This position was closed at a loss.	at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
On July 22, 2014, the Fund closed its underweight to the RIF	contained herein. These views should not be relied on as
Aggressive Equity Fund primarily driven by the Underlying	investment advice and, because investment decisions for
Fund meeting performance expectations. The RIF Aggressive	a RIF Fund are based on numerous factors, should not be
Equity Fund was funded back to target weight by reducing the	relied on as an indication of investment decisions of any
overweight to the RIC Russell U.S. Defensive Equity Fund in	RIF Fund.

*	Assumes initial investment on April 30, 2007.
**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.
***	The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
***	The Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Balanced Strategy Fund 29

Russell Investment Funds Balanced Strategy Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$994.40	$1,024.70
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.50	$0.51
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.10%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

30 Balanced Strategy Fund

Russell Investment Funds Balanced Strategy Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)

		Fair				Fair
		Value				Value
	Shares	$			Shares	$
Investments 100.0%				RIF Aggressive Equity Fund	1,463,755	22,703
Russell Investment Company				RIF Multi-Style Equity Fund	1,417,359	25,668
("RIC") and other Russell						92,508
Investment Funds ("RIF") Series				Fixed Income - 32.1%
Mutual Funds				RIC Russell Global Opportunistic Credit
				Fund Class Y	1,306,122	12,330
Alternative - 10.8%				RIF Core Bond Fund	8,295,534	88,430
RIC Russell Commodity Strategies Fund						100,760
Class Y	820,485	5,620		International Equities - 27.7%
RIC Russell Global Infrastructure Fund				RIC Russell Emerging Markets Fund
Class Y	1,185,474	14,119		Class Y	1,225,174	20,816
RIC Russell Multi-Strategy Alternative				RIC Russell Global Equity Fund Class Y	2,830,943	31,763
Fund Class Y	962,779	9,426		RIF Non-U.S. Fund	2,981,198	34,403
RIF Global Real Estate Securities Fund	305,968	4,782				86,982
		33,947
Domestic Equities - 29.4%				Total Investments 100.0%
RIC Russell U.S. Defensive Equity Fund				(identified cost $273,020)		314,197
Class Y	462,413	21,632		Other Assets and Liabilities, Net
RIC Russell U.S. Dynamic Equity Fund			-	(0.0%)		(70)
Class Y	2,014,765	22,505
				Net Assets - 100.0%		314,127

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		10.8
Domestic Equities		29.4
Fixed Income		32.1
International Equities		27.7
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 31

Russell Investment Funds

Balanced Strategy Fund

Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$273,020
Investments, at fair value	314,197
Receivables:
Investments sold	184
Fund shares sold	2
From affiliates	1
Total assets	314,384
Liabilities
Payables:
Fund shares redeemed	186
Accrued fees to affiliates	14
Other accrued expenses	57
Total liabilities	257
Net Assets	$314,127
Net Assets Consist of:
Accumulated net realized gain (loss)	$218
Unrealized appreciation (depreciation) on investments	41,177
Shares of beneficial interest	302
Additional paid-in capital	272,430
Net Assets	$314,127

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10.40
Net assets	$314,126,995
Shares outstanding ($.01 par value)	30,199,216
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

32 Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$9,387

Expenses
Advisory fees	624
Administrative fees	142
Custodian fees	21
Transfer agent fees	14
Professional fees	40
Trustees’ fees	7
Printing fees	77
Miscellaneous	47
Expenses before reductions	972
Expense reductions	(660)
Net expenses	312
Net investment income (loss)	9,075

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,462
Capital gain distributions from Underlying Funds	9,064
Net realized gain (loss)	10,526
Net change in unrealized appreciation (depreciation) on investments	(5,508)
Net realized and unrealized gain (loss)	5,018
Net Increase (Decrease) in Net Assets from Operations	$14,093

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 33

Russell Investment Funds

Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,075	$5,858
Net realized gain (loss)	10,526	6,370
Net change in unrealized appreciation (depreciation)	(5,508)	20,452
Net increase (decrease) in net assets from operations	14,093	32,680
Distributions
From net investment income	(9,123)	(6,020)
From net realized gain	(6,011)	(2,128)
Net decrease in net assets from distributions	(15,134)	(8,148)
Share Transactions*
Net increase (decrease) in net assets from share transactions	11,065	26,491
Total Net Increase (Decrease) in Net Assets	10,024	51,023
Net Assets
Beginning of period	304,103	253,080
End of period	$314,127	$304,103
Undistributed (overdistributed) net investment income included in net assets	$—	$(1)

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,021	$21,298	3,613	$36,153
Proceeds from reinvestment of distributions	1,448	15,134	798	8,148
Payments for shares redeemed	(2,406)	(25,367)	(1,778)	(17,810)
Total increase (decrease)	1,063	$11,065	2,633	$26,491

See accompanying notes which are an integral part of the financial statements.

34 Balanced Strategy Fund

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Russell Investment Funds

Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Income	and Unrealized	Investment	from Net	from Net	Return of
	Period	(Loss)(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
December 31, 2014	10.44	.31	.17	.48	(.31)	(.21)	—
December 31, 2013	9.55	.21	.96	1.17	(.21)	(.07)	—
December 31, 2012	8.66	.23	.89	1.12	(.23)	—	—
December 31, 2011	9.07	.21	(.42)	(.21)	(.20)	—	—
December 31, 2010	8.25	.31	.84	1.15	(.31)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

36 Balanced Strategy Fund

r

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.52)	10.40	4.61	314,127.31		.10	2.91	22
(.28)	10.44	12.43	304,103.31		.10	2.09	11
(.23)	9.55	12.95	253,080.32		.10	2.49	21
(.20)	8.66	(2.40)	201,069.31		.10	2.36	8
(.33)	9.07	14.06	157,122.36		.10	3.67	23

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 37

Russell Investment Funds Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

38 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	where markets gained 12.56% (as measured by the Russell
invests in other Russell Investment Funds (“RIF”) and Russell	3000® Index). Non-U.S. markets performed negatively, with
Investment Company (“RIC”) mutual funds (the “Underlying	developed markets down 4.01% (as measured by the Russell
Funds”). The Underlying Funds employ a multi-manager	Developed ex-U.S. Large Cap® Index) and emerging markets
approach whereby portions of the Underlying Funds are allocated	down 1.73% (as measured by the Russell Emerging Markets
to different money managers. Underlying Fund assets not	Index). The Fund’s exposure to non-U.S. equities was the major
allocated to money managers are managed by Russell Investment	driver of the Fund’s negative benchmark-relative return against
Management Company (“RIMCo”), the Fund’s and Underlying	its Russell 1000® Index, which gained 13.24% for the year. U.S.
Funds’ advisor. RIMCo, as the Underlying Funds’ advisor, may	equity markets benefited from continued economic expansion,
change the allocation of the Underlying Funds’ assets among	strong consumption and positive real gross domestic product
money managers at any time. An exemptive order from the	(“GDP”) growth (an inflation adjusted GDP measure). In non-
Securities and Exchange Commission (“SEC”) permits RIMCo to	U.S. markets, Europe struggled with high unemployment and
engage or terminate a money manager in an Underlying Fund at	uncertainty surrounding an anticipated quantitative easing
any time, subject to approval by the Underlying Fund’s Board,	program, while Japan was negatively impacted by stagnant growth
without a shareholder vote. Pursuant to the terms of the exemptive	and deflationary pressures. Emerging markets were hurt by weak
order, an Underlying Fund is required to notify its shareholders	production and manufacturing figures, and falling real estate and
within 90 days of when a money manager begins providing	commodity prices. The U.S. dollar strengthened versus many
services.	major global currencies over the year, which further eroded non-

What is the Fund’s investment objective?	U.S. equity returns for U.S.-based investors.
Through July 31, 2014, the Fund sought to provide high long term	Certain alternative asset classes had strong performance over the
capital appreciation with low current income.	year, as global real estate securities posted a 15.02% gain (as measured by the FTSE EPRA/NAREIT Developed Real Estate
Effective August 1, 2014, the Fund seeks to provide high long	Index (Net)) and global infrastructure finished the year up 12.12%
term capital appreciation, and as a secondary objective, current	(as measured by the S&P Global Infrastructure Index (Net)).
income.	Global real estate and global infrastructure outperformed both
How did the Fund perform relative to its benchmark for the	global equities and fixed income, as these interest rate sensitive
fiscal year ended December 31, 2014?	asset classes were in high demand as bond yields continued to
For the fiscal year ended December 31, 2014, the Fund gained	fall. The outperformance of global real estate relative to U.S.
3.76%. This is compared to the Fund’s primary benchmark, the	equities benefited the Fund, while the slight underperformance
Russell 1000® Index, which gained 13.24% during the same	of global infrastructure to U.S. equities marginally detracted
period. The Fund’s performance includes operating expenses,	from overall Fund performance. Commodity markets didn’t fare
whereas index returns are unmanaged and do not include	as well, with the Dow Jones UBS Commodity Index closing the
expenses of any kind.	year down 17.01%, driven by excess global supply, particularly in the energy sector. The broad underperformance of commodities
For the fiscal year ended December 31, 2014, the Morningstar®
to U.S. equities detracted from the Fund’s benchmark-relative
Insurance Aggressive Allocation, a group of funds that Morningstar	performance. Alternative strategies also contributed negatively,
considers to have investment strategies similar to those of the	with the RIC Russell Multi-Strategy Alternative Fund finishing
Fund, gained 5.15%. This result serves as a peer comparison and	below the Fund’s U.S. equity benchmark for the year.
is expressed net of operating expenses.
Fixed income markets ended the year in positive territory,
The Fund’s underperformance relative to the Russell 1000® Index largely impacted by low and declining interest rates. Interest
was primarily due to the Fund’s out-of-benchmark allocations to	rates remained low ahead of anticipated quantitative easing
Underlying Funds invested in non-U.S. equities, commodities	tapering by the Federal Reserve in the first half of 2015. Overall,
and fixed income, which generally underperformed the U.S. large	exposure to fixed income Underlying Funds detracted from
cap equity market as represented by the Russell 1000® Index.
the Fund’s benchmark-relative performance, as fixed income
How did the market conditions described in the Market	underperformed U.S. equities.
Summary report affect the Fund’s performance?	How did the investment strategies and techniques employed
Global equity markets generated modestly positive returns	by the Fund and the Underlying Funds affect the Fund’s
over the fiscal year ended December 31, 2014, led by the U.S.	performance?

Growth Strategy Fund 39

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Fund is a fund of funds and its performance is based on	underperformance during the year as the U.S. dollar broadly
RIMCo’s strategic asset allocations and the performance of the	rallied against global currencies.
Underlying Funds in which the Fund invests.
Describe any changes to the Fund’s structure or allocation
While the Fund’s strategic allocation to U.S. equity Underlying	to the Underlying Funds.
Funds was beneficial to the Fund’s absolute performance for	RIMCo has the discretion to vary the Fund’s actual allocation
the fiscal year, underlying active management effects detracted	from the target strategic asset allocation by up to +/- 5% at
from the Fund’s benchmark-relative returns as each of the U.S.	the equity, fixed income or alternative category level based on
equity Underlying Funds underperformed its respective U.S.	RIMCo’s capital markets research. Performance of the Fund’s
equity market segment as represented by its primary benchmark.	short-term asset allocation modifications ended the fiscal year
Overweights to stocks with low valuation metrics and high	modestly positive. This was driven by beneficial tilts away from
financial quality detracted from the RIF Multi-Style Equity and	target strategic allocations.
RIF Aggressive Equity Funds’ returns, as did underweights to
electric utilities and real estate investment trusts (REITs).	Entering the fiscal year, the Fund was underweight the RIC
Russell Commodity Strategies Fund, RIF Global Real Estate
Strategic exposure to non-U.S. and global Underlying Funds	Securities Fund and RIF Aggressive Equity Fund by 1.25%
contributed negatively to the Fund’s benchmark-relative	each, and overweight the RIC Russell Emerging Markets Fund,
performance, as non-U.S. and global equities underperformed U.S.	RIC Russell Global Infrastructure Fund and RIF Multi-Style
equities for the year. Underlying active management detracted	Equity Fund by 1.25% each, relative to the target strategic
from performance as well, with the RIC Russell Global Equity	asset allocation weights. Within alternatives, this positioning
Fund, the RIF Non-U.S. Fund and the RIC Russell Emerging	was driven by a cautious medium term outlook on commodities
Markets Fund all underperforming their respective benchmarks.	and a desire to mitigate the real estate exposure’s contribution
For the RIF Non-U.S. Fund, ineffective stock selection in the	to interest rate sensitivity for the total portfolio. Within equities,
U.K. and being underweight Asia ex-Japan and Canada detracted	the positioning was driven by recognition of stretched valuations
from performance. For the RIC Russell Emerging Markets Fund,	in U.S. small cap and attractive valuations in emerging markets.
ineffective stock selection in China offset gains from strong stock
selection in India, Taiwan, South Korea and Thailand.	On January 13, 2014, the Fund implemented a new target strategic asset allocation that incorporated a higher exposure to equities
The Fund’s strategic allocation to alternative Underlying Funds	and alternatives based on RIMCo’s capital markets research.
had mixed effects on benchmark-relative performance. Global
real estate outperformed U.S. equities, while global infrastructure,	In connection with this reallocation, the Fund also shifted its
commodities and alternative strategies underperformed.	tactical allocations relative to the new strategic asset allocation
Underlying active management was negative. For the RIF Global	weights as follows:
Real Estate Securities Fund, a bias toward higher quality and	- 1.00% overweight to the RIC Russell U.S. Defensive Equity
larger capitalization securities paid off within the retail, office	Fund and 1.00% underweight to the RIC Russell Commodity
and residential sectors, while exposure to Japanese developers	Strategies Fund due to limited commodity price appreciation
was a modest detractor. For the RIC Russell Global Infrastructure	expectations over the medium term.
Fund, an underweight to European integrated utilities contributed	- 1.00% overweight to the RIC Russell U.S. Defensive Equity
positively to performance while an underweight to North American	Fund and 1.00% underweight to the RIF Global Real Estate
energy pipelines detracted.	Securities Fund due to caution over the interest rate sensitivity of
The Fund’s strategic allocation to fixed income Underlying Funds	REITs in an environment of potential rising rates. This resulted
had a negative impact on benchmark-relative performance, as fixed	in a total of 2.00% overweight to the RIC Russell U.S. Defensive
income underperformed U.S. equities for the year. Underlying	Equity Fund.
active management also detracted from performance, as each	- 2.50% overweight to the RIF Non-U.S. Fund and 2.50%
Underlying Fund underperformed its respective benchmark.	underweight to the RIF Aggressive Equity Fund due to concerns
Modest underperformance of the RIF Core Bond Fund was driven	of stretched valuations within U.S. small cap equities.
by yield curve positioning during the first three quarters of the
year, only to be partially offset as positioning reversed later	- 1.50% overweight to the RIC Russell Global Equity Fund
in the year. For the RIC Russell Global Opportunistic Credit	and 1.00% underweight to the RIC Russell Emerging Markets
Fund, out-of-benchmark emerging market currency exposure	Fund due to concerns of strong negative momentum exhibited in
(via an allocation to local currency debt) was the key driver of	emerging markets.

40 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

- At the end of May 2014, half of the 2.50% underweight to the	overweight to the RIC Russell U.S. Defensive Equity Fund in
RIF Aggressive Equity Fund was removed in order to capture	order to maintain the existing overweight to the RIF Non-U.S.
partial gains from the position.	Fund.
On June 11, 2014, the Fund took an additional 0.50% underweight	At the end of the fiscal year, the Fund maintained a broad
to the RIF Global Real Estate Securities Fund given the recent	overweight to equity Underlying Funds relative to alternative
strong performance of the REITs asset class but continued	Underlying Funds. By the end of the fiscal year, the aggregate
concern over interest rate sensitivity. The Fund also took a 0.50%	positioning was modestly positive to performance.
underweight to the RIC Russell Global Infrastructure Fund,
recognizing strong recent performance and stretched valuations.	The views expressed in this report reflect those of the portfolio
Both positions were offset by equal overweights to the RIC Russell	managers only through the end of the period covered by
U.S. Dynamic Equity Fund.	the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
On July 9, 2014, the Fund removed its underweight to the RIC	affiliated organization. These views are subject to change
Russell Emerging Markets Fund relative to the RIC Russell	at any time based upon market conditions or other events,
Global Equity Fund, as recent positive momentum suggested	and RIMCo disclaims any responsibility to update the views
further strength in emerging markets relative to broad global	contained herein. These views should not be relied on as
equities. This position was closed at a loss.	investment advice and, because investment decisions for
On July 22, 2014, the Fund closed its underweight to the RIF	a RIF Fund are based on numerous factors, should not be
Aggressive Equity Fund primarily driven by the Underlying	relied on as an indication of investment decisions of any
Fund meeting performance expectations. The RIF Aggressive	RIF Fund.
Equity Fund was funded back to target weight by reducing the

*	Assumes initial investment on April 30, 2007.
**	The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
***	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.
****	The Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Growth Strategy Fund 41

Russell Investment Funds Growth Strategy Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$983.50	$1,024.70
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.50	$0.51
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.10%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

42 Growth Strategy Fund

Russell Investment Funds Growth Strategy Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)

		Fair				Fair
		Value				Value
	Shares	$			Shares	$
Investments 100.0%				RIF Aggressive Equity Fund	1,259,267	19,531
Russell Investment Company				RIF Multi-Style Equity Fund	1,066,479	19,314
("RIC") and other Russell						71,598
Investment Funds ("RIF") Series				Fixed Income - 15.9%
Mutual Funds				RIC Russell Global Opportunistic Credit
				Fund Class Y	1,292,258	12,199
Alternative - 15.1%				RIF Core Bond Fund	1,958,481	20,877
RIC Russell Commodity Strategies Fund						33,076
Class Y	1,018,723	6,979		International Equities - 34.6%
RIC Russell Global Infrastructure Fund				RIC Russell Emerging Markets Fund
Class Y	961,307	11,449		Class Y	1,046,719	17,784
RIC Russell Multi-Strategy Alternative				RIC Russell Global Equity Fund Class Y	2,454,074	27,535
Fund Class Y	850,678	8,328		RIF Non-U.S. Fund	2,325,328	26,834
RIF Global Real Estate Securities Fund	306,284	4,787				72,153
		31,543
Domestic Equities - 34.4%				Total Investments 100.0%
RIC Russell U.S. Defensive Equity Fund				(identified cost $182,235)		208,370
Class Y	332,530	15,556		Other Assets and Liabilities, Net
RIC Russell U.S. Dynamic Equity Fund			-	(0.0%)		(49)
Class Y	1,539,593	17,197
				Net Assets - 100.0%		208,321

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		15.1
Domestic Equities		34.4
Fixed Income		15.9
International Equities		34.6
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 43

Russell Investment Funds

Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$182,235
Investments, at fair value	208,370
Receivables:
Investments sold	25
Fund shares sold	6
From affiliates	1
Total assets	208,402
Liabilities
Payables:
Fund shares redeemed	31
Accrued fees to affiliates	9
Other accrued expenses	41
Total liabilities	81
Net Assets	$208,321
Net Assets Consist of:
Accumulated net realized gain (loss)	$935
Unrealized appreciation (depreciation) on investments	26,135
Shares of beneficial interest	207
Additional paid-in capital	181,044
Net Assets	$208,321

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10.07
Net assets	$208,321,352
Shares outstanding ($.01 par value)	20,681,882
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

44 Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$6,187

Expenses
Advisory fees	404
Administrative fees	92
Custodian fees	21
Transfer agent fees .	9
Professional fees	35
Trustees’ fees	5
Printing fees	49
Miscellaneous	32
Expenses before reductions	647
Expense reductions	(445)
Net expenses	202
Net investment income (loss)	5,985

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,497
Capital gain distributions from Underlying Funds	7,005
Net realized gain (loss)	8,502
Net change in unrealized appreciation (depreciation) on investments	(7,129)
Net realized and unrealized gain (loss)	1,373
Net Increase (Decrease) in Net Assets from Operations	$7,358

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 45

Russell Investment Funds

Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,985	$3,846
Net realized gain (loss)	8,502	4,062
Net change in unrealized appreciation (depreciation)	(7,129)	17,906
Net increase (decrease) in net assets from operations	7,358	25,814
Distributions
From net investment income	(6,081)	(3,852)
From net realized gain	(4,551)	—
Net decrease in net assets from distributions	(10,632)	(3,852)
Share Transactions*
Net increase (decrease) in net assets from share transactions	21,639	22,839
Total Net Increase (Decrease) in Net Assets	18,365	44,801
Net Assets
Beginning of period	189,956	145,155
End of period	$208,321	$189,956
Undistributed (overdistributed) net investment income included in net assets	$—	$64

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,972	$20,275	2,991	$28,562
Proceeds from reinvestment of distributions	1,045	10,632	391	3,852
Payments for shares redeemed	(906)	(9,268)	(994)	(9,575)
Total increase (decrease)	2,111	$21,639	2,388	$22,839

See accompanying notes which are an integral part of the financial statements.

46 Growth Strategy Fund

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Russell Investment Funds

Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Income (Loss)(a)	and Unrealized	Investment	from Net	from Net	Return of
	Period	(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
December 31, 2014	10.23	.31	.07	.38	(.30)	(.24)	—
December 31, 2013	8.97	.22	1.26	1.48	(.22)	—	—
December 31, 2012	8.01	.18	.95	1.13	(.17)	—	—
December 31, 2011	8.57	.17	(.57)	(.40)	(.16)	—	—
December 31, 2010	7.66	.23	.91	1.14	(.22)	—	(.01)

See accompanying notes which are an integral part of the financial statements.

48 Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.54)	10.07	3.76	208,321.32		.10	2.97	20
(.22)	10.23	16.56	189,956.32		.10	2.29	12
(.17)	8.97	14.22	145,155.34		.10	2.07	25
(.16)	8.01	(4.73)	111,479.34		.10	2.02	10
(.23)	8.57	15.06	90,592.39		.10	2.88	29

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 49

Russell Investment Funds Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2014 (Unaudited)

50 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of	Developed ex-U.S. Large Cap® Index) and emerging markets
funds that invests in other Russell Investment Funds (“RIF”)	down 1.73% (as measured by the Russell Emerging Markets
and Russell Investment Company (“RIC”) mutual funds (the	Index). The Fund’s exposure to non-U.S. equities was the major
“Underlying Funds”). The Underlying Funds employ a multi-	driver of the Fund’s negative benchmark-relative return against
manager approach whereby portions of the Underlying Funds	its Russell 1000® Index, which gained 13.24% for the year. U.S.
are allocated to different money managers. Underlying Fund	equity markets benefited from continued economic expansion,
assets not allocated to money managers are managed by Russell	strong consumption and positive real gross domestic product
Investment Management Company (“RIMCo”), the Fund’s and	(“GDP”) growth (an inflation adjusted GDP measure). In non-
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	U.S. markets, Europe struggled with high unemployment and
advisor, may change the allocation of the Underlying Funds’	uncertainty surrounding an anticipated quantitative easing
assets among money managers at any time. An exemptive order	program, while Japan was negatively impacted by stagnant growth
from the Securities and Exchange Commission (“SEC”) permits	and deflationary pressures. Emerging markets were hurt by weak
RIMCo to engage or terminate a money manager in an Underlying	production and manufacturing figures, and falling real estate and
Fund at any time, subject to approval by the Underlying Fund’s	commodity prices. The U.S. dollar strengthened versus many
Board, without a shareholder vote. Pursuant to the terms of the	major global currencies over the year, which further eroded non-
exemptive order, an Underlying Fund is required to notify its	U.S. equity returns for U.S.-based investors.
shareholders within 90 days of when a money manager begins	Certain alternative asset classes had strong performance over the
providing services.	year, as global real estate securities posted a 15.02% gain (as
What is the Fund’s investment objective?	measured by the FTSE EPRA/NAREIT Developed Real Estate
The Fund seeks to provide high long term capital appreciation.	Index (Net)) and global infrastructure finished the year up 12.12%
(as measured by the S&P Global Infrastructure Index (Net)).
How did the Fund perform relative to its benchmark for the	Global real estate and global infrastructure outperformed both
fiscal year ended December 31, 2014?	global equities and fixed income, as these interest rate sensitive
For the fiscal year ended December 31, 2014, the Fund gained	asset classes were in high demand as bond yields continued to
3.48%. This is compared to the Fund’s primary benchmark, the	fall. The outperformance of global real estate relative to U.S.
Russell 1000® Index, which gained 13.24% during the same	equities benefited the Fund, while the slight underperformance
period. The Fund’s performance includes operating expenses,	of global infrastructure to U.S. equities marginally detracted
whereas index returns are unmanaged and do not include	from overall Fund performance. Commodity markets didn’t fare
expenses of any kind.	as well, with the Dow Jones UBS Commodity Index closing the
year down 17.01%, driven by excess global supply, particularly in the energy sector. The broad underperformance of commodities
For the fiscal year ended December 31, 2014, the Morningstar®
to U.S. equities detracted from the Fund’s benchmark-relative
Insurance World Stock Allocation, a group of funds that	performance. Alternative strategies also contributed negatively,
Morningstar considers to have investment strategies similar to	with the RIC Russell Multi-Strategy Alternative Fund finishing
those of the Fund, gained 3.11%. This result serves as a peer	below the Fund’s U.S. equity benchmark for the year.
comparison and is expressed net of operating expenses.
Fixed income markets ended the year in positive territory,
The Fund’s underperformance relative to the Russell 1000® Index largely impacted by low and declining interest rates. Interest
was primarily due to the Fund’s out-of-benchmark allocations to	rates remained low ahead of anticipated quantitative easing
Underlying Funds invested in non-U.S. equities, commodities	tapering by the Federal Reserve in the first half of 2015. Overall,
and fixed income, which generally underperformed the U.S. large	exposure to fixed income Underlying Funds detracted from
cap equity market as represented by the Russell 1000® Index.
the Fund’s benchmark-relative performance, as fixed income
How did the market conditions described in the Market	underperformed U.S. equities.
Summary report affect the Fund’s performance?	How did the investment strategies and techniques employed
Global equity markets generated modestly positive returns	by the Fund and the Underlying Funds affect the Fund’s
over the fiscal year ended December 31, 2014, led by the U.S.	performance?
where markets gained 12.56% (as measured by the Russell	The Fund is a fund of funds and its performance is based on
3000® Index) . Non-U.S. markets performed negatively, with
RIMCo’s strategic asset allocations and the performance of the
developed markets down 4.01% (as measured by the Russell	Underlying Funds in which the Fund invests.

Equity Growth Strategy Fund 51

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

While the Fund’s strategic allocation to U.S. equity Underlying	the equity, fixed income or alternative category level based on
Funds was beneficial to the Fund’s absolute performance for	RIMCo’s capital markets research. Performance of the Fund’s
the fiscal year, underlying active management effects detracted	short-term asset allocation modifications ended the fiscal year
from the Fund’s benchmark-relative returns as each of the U.S.	modestly positive. This was driven by beneficial tilts away from
equity Underlying Funds underperformed its respective U.S.	target strategic allocations.
equity market segment as represented by its primary benchmark.	Entering the fiscal year, the Fund was underweight the RIC
Overweights to stocks with low valuation metrics and high	Russell Commodity Strategies Fund, RIF Global Real Estate
financial quality detracted from the RIF Multi-Style Equity and	Securities Fund and RIF Aggressive Equity Fund by 1.25%
RIF Aggressive Equity Funds’ returns, as did underweights to	each, and overweight the RIC Russell Emerging Markets Fund,
electric utilities and real estate investment trusts (REITs).	RIC Russell Global Infrastructure Fund and RIF Multi-Style
Strategic exposure to non-U.S. and global Underlying Funds	Equity Fund by 1.25% each, relative to the target strategic
contributed negatively to the Fund’s benchmark-relative	asset allocation weights. Within alternatives, this positioning
performance, as non-U.S. and global equities underperformed U.S.	was driven by a cautious medium term outlook on commodities
equities for the year. Underlying active management detracted	and a desire to mitigate the real estate exposure’s contribution
from performance as well, with the RIC Russell Global Equity	to interest rate sensitivity for the total portfolio. Within equities,
Fund, the RIF Non-U.S. Fund and the RIC Russell Emerging	the positioning was driven by recognition of stretched valuations
Markets Fund all underperforming their respective benchmarks.	in U.S. small cap and attractive valuations in emerging markets.
For the RIF Non-U.S. Fund, ineffective stock selection in the
U.K. and being underweight Asia ex-Japan and Canada detracted
from performance. For the RIC Russell Emerging Markets Fund,	On January 13, 2014, the Fund implemented a new target strategic
ineffective stock selection in China offset gains from strong stock	asset allocation that incorporated a higher exposure to equities
selection in India, Taiwan, South Korea and Thailand.	and alternatives based on RIMCo’s capital markets research.
The Fund’s strategic allocation to alternative Underlying Funds	In connection with this reallocation, the Fund also shifted its
had mixed effects on benchmark-relative performance. Global	tactical allocations relative to the new strategic asset allocation
real estate outperformed U.S. equities, while global infrastructure,	weights as follows:
commodities and alternative strategies underperformed.	- 1.00% overweight to the RIC Russell U.S. Defensive Equity
Underlying active management was negative. For the RIF Global	Fund and 1.00% underweight to the RIC Russell Commodity
Real Estate Securities Fund, a bias toward higher quality and	Strategies Fund due to limited commodity price appreciation
larger capitalization securities paid off within the retail, office	expectations over the medium term.
and residential sectors, while exposure to Japanese developers	- 1.00% overweight to the RIC Russell U.S. Defensive Equity
was a modest detractor. For the RIC Russell Global Infrastructure	Fund and 1.00% underweight to the RIF Global Real Estate
Fund, an underweight to European integrated utilities contributed	Securities Fund due to caution over the interest rate sensitivity of
positively to performance while an underweight to North American	REITs in an environment of potential rising rates. This resulted
energy pipelines detracted.	in a total of 2.00% overweight to the RIC Russell U.S. Defensive
The Fund’s strategic allocation to fixed income Underlying Funds	Equity Fund.
had a negative impact on benchmark-relative performance, as fixed	- 2.50% overweight to the RIF Non-U.S. Fund and 2.50%
income underperformed U.S. equities for the year. Underlying	underweight to the RIF Aggressive Equity Fund due to concerns
active management also detracted from performance, as each	of stretched valuations within U.S. small cap equities.
Underlying Fund underperformed its respective benchmark.
For the RIC Russell Global Opportunistic Credit Fund, out-of-	- 1.00% overweight to the RIC Russell Global Equity Fund
benchmark emerging market currency exposure (via an allocation	and 1.00% underweight to the RIC Russell Emerging Markets
to local currency debt) was the key driver of underperformance	Fund due to concerns of strong negative momentum exhibited in
during the year as the U.S. dollar broadly rallied against global	emerging markets.
currencies.	- At the end of May 2014, half of the 2.50% underweight to the
RIF Aggressive Equity Fund was removed in order to capture
Describe any changes to the Fund’s structure or allocation	partial gains from the position.
to the Underlying Funds.
RIMCo has the discretion to vary the Fund’s actual allocation	On June 11, 2014, the Fund took an additional 0.50% underweight
from the target strategic asset allocation by up to +/- 5% at	to the RIF Global Real Estate Securities Fund given the recent strong performance of the REITs asset class but continued

52 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2014 (Unaudited)

concern over interest rate sensitivity. The Fund also took a 0.50%	At the end of the fiscal year, the Fund maintained a broad
underweight to the RIC Russell Global Infrastructure Fund,	overweight to equity Underlying Funds relative to alternative
recognizing strong recent performance and stretched valuations.	Underlying Funds. By the end of the fiscal year, the aggregate
Both positions were offset by equal overweights to the RIC Russell	positioning was modestly positive to performance.
U.S. Dynamic Equity Fund.
The views expressed in this report reflect those of the portfolio
On July 9, 2014, the Fund removed its underweight to the RIC	managers only through the end of the period covered by
Russell Emerging Markets Fund relative to the RIC Russell	the report. These views do not necessarily represent the
Global Equity Fund, as recent positive momentum suggested	views of RIMCo, or any other person in RIMCo or any other
further strength in emerging markets relative to broad global	affiliated organization. These views are subject to change
equities. This position was closed at a loss.	at any time based upon market conditions or other events,
On July 22, 2014, the Fund closed its underweight to the RIF	and RIMCo disclaims any responsibility to update the views
Aggressive Equity Fund primarily driven by the Underlying	contained herein. These views should not be relied on as
Fund meeting performance expectations. The RIF Aggressive	investment advice and, because investment decisions for
Equity Fund was funded back to target weight by reducing the	a RIF Fund are based on numerous factors, should not be
overweight to the RIC Russell U.S. Defensive Equity Fund in	relied on as an indication of investment decisions of any
order to maintain the existing overweight to the RIF Non-U.S.	RIF Fund.
Fund.

*	Assumes initial investment on April 30, 2007.
**	The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
***	The Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Equity Growth Strategy Fund 53

Russell Investment Funds Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2014 to December 31, 2014.	July 1, 2014	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2014	$981.90	$1,024.70
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.50	$0.51
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.10%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

54 Equity Growth Strategy Fund

Russell Investment Funds Equity Growth Strategy Fund

Schedule of Investments — December 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)

		Fair				Fair
		Value				Value
	Shares	$			Shares	$
Investments 100.0%				RIF Aggressive Equity Fund	352,226	5,463
Russell Investment Company				RIF Multi-Style Equity Fund	295,567	5,353
("RIC") and other Russell						19,794
Investment Funds ("RIF") Series				Fixed Income - 7.8%
Mutual Funds				RIC Russell Global Opportunistic Credit
				Fund Class Y	434,491	4,101
Alternative - 14.8%						4,101
RIC Russell Commodity Strategies Fund				International Equities - 39.6%
Class Y	173,984	1,192		RIC Russell Emerging Markets Fund
RIC Russell Global Infrastructure Fund				Class Y	296,415	5,036
Class Y	241,423	2,875		RIC Russell Global Equity Fund Class Y	661,962	7,427
RIC Russell Multi-Strategy Alternative				RIF Non-U.S. Fund	721,464	8,326
Fund Class Y	265,995	2,604				20,789
RIF Global Real Estate Securities Fund	68,561	1,072
		7,743		Total Investments 100.0%
Domestic Equities - 37.8%				(identified cost $43,563)		52,427
RIC Russell U.S. Defensive Equity Fund				Other Assets and Liabilities, Net
Class Y	77,045	3,604	-	(0.0%)		(24)
RIC Russell U.S. Dynamic Equity Fund
Class Y	481,087	5,374		Net Assets - 100.0%		52,403

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative	14.8
Domestic Equities	37.8
Fixed Income	7.8
International Equities	39.6
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
	100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 55

Russell Investment Funds

Equity Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$43,563
Investments, at fair value	52,427
Receivables:
Fund shares sold	58
From affiliates	2
Total assets	52,487
Liabilities
Payables:
Investments purchased	58
Accrued fees to affiliates	2
Other accrued expenses	24
Total liabilities	84
Net Assets	$52,403
Net Assets Consist of:
Accumulated net realized gain (loss)	$(1,967)
Unrealized appreciation (depreciation) on investments	8,864
Shares of beneficial interest	55
Additional paid-in capital	45,451
Net Assets	$52,403

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$9.46
Net assets	$52,403,229
Shares outstanding ($.01 par value)	5,539,266
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

56 Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$1,625

Expenses
Advisory fees	104
Administrative fees	24
Custodian fees	20
Transfer agent fees	2
Professional fees	29
Trustees’ fees	1
Printing fees	16
Proxy fees	6
Miscellaneous	6
Expenses before reductions	208
Expense reductions	(156)
Net expenses	52
Net investment income (loss)	1,573

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,005
Capital gain distributions from Underlying Funds	1,949
Net realized gain (loss)	2,954
Net change in unrealized appreciation (depreciation) on investments	(2,765)
Net realized and unrealized gain (loss)	189
Net Increase (Decrease) in Net Assets from Operations	$1,762

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 57

Russell Investment Funds

Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,573	$1,147
Net realized gain (loss)	2,954	1,477
Net change in unrealized appreciation (depreciation)	(2,765)	5,517
Net increase (decrease) in net assets from operations	1,762	8,141
Distributions
From net investment income	(1,699)	(1,148)
From net realized gain	(833)	—
Net decrease in net assets from distributions	(2,532)	(1,148)
Share Transactions*
Net increase (decrease) in net assets from share transactions	2,919	4,121
Total Net Increase (Decrease) in Net Assets	2,149	11,114
Net Assets
Beginning of period	50,254	39,140
End of period	$52,403	$50,254
Undistributed (overdistributed) net investment income included in net assets	$—	$49

* Share transaction amounts (in thousands) for the periods ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	470	$4,549	894	$7,903
Proceeds from reinvestment of distributions	264	2,532	125	1,148
Payments for shares redeemed	(428)	(4,162)	(554)	(4,930)
Total increase (decrease)	306	$2,919	465	$4,121

See accompanying notes which are an integral part of the financial statements.

58 Equity Growth Strategy Fund

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Russell Investment Funds

Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net	Return of
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
December 31, 2014	9.60	.30	.04	.34	(.32)	(.16)	—
December 31, 2013	8.21	.23	1.39	1.62	(.23)	—	—
December 31, 2012	7.22	.15	.98	1.13	(.14)	—	—
December 31, 2011	7.82	.13	(.61)	(.48)	(.12)	—	—
December 31, 2010	6.98	.14	.91	1.05	(.15)	—	(.06)

See accompanying notes which are an integral part of the financial statements.

60 Equity Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.48)	9.46	3.48	52,403.40		.10	3.04	25
(.23)	9.60	19.81	50,254.41		.10	2.55	17
(.14)	8.21	15.68	39,140.44		.10	1.79	37
(.12)	7.22	(6.22)	30,845.49		.10	1.72	15
(.21)	7.82	15.09	26,816.53		.10	1.89	42

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 61

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2014

(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d)	May reflect amounts waived and reimbursed by Russell Investment Management Company (“RIMCo”).
(e)	The total return does not reflect any Insurance Company Separate Account or Policy Charges.

62 Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2014

1. Organization
Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 9 different investment portfolios referred to as Funds. These financial statements report on four of these Funds (each a “Fund” and collectively the
“Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended,
("Investment Company Act" ), as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust
Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.
Each of the Funds is a “fund of funds” and diversifies its assets by investing, at present, in Shares of several other Russell
Investment Company (“RIC”) Funds and other of the Investment Company’s Funds (together, the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of the Underlying Funds. Each Fund currently intends to invest only in the Underlying Funds. Each Fund intends its strategy of investing in combinations of equity, fixed income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target asset allocation for any Fund, including changes to the Underlying Funds in which a Fund invests from time to time. RIMCo’s allocation decisions are generally based on capital markets research, including factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each
Underlying Fund. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 5% at the equity, fixed income or alternative category level based on RIMCo’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.
In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current
Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.
The following table shows each Fund’s target strategic asset allocation effective May 1, 2014 to alternative Underlying Funds, equity Underlying Funds and fixed income Underlying Funds. The alternative Underlying Funds in which the Funds may invest include the RIC Russell Commodity Strategies, RIC Russell Global Infrastructure, RIC Russell Multi-Strategy Alternative Funds
and RIF Global Real Estate Securities. The equity Underlying Funds in which the Funds may invest include the RIC Russell
U.S. Defensive Equity, RIC Russell U.S. Dynamic Equity, RIF Aggressive Equity, RIF Multi-Style Equity, RIC Russell Emerging
Markets, RIC Russell Global Equity, and RIF Non-U.S. Funds. The fixed income Underlying Funds in which the Funds may invest include the RIC Russell Global Opportunistic Credit, RIC Russell Investment Grade Bond, RIC Russell Short Duration Bond
Funds, and RIF Core Bond.
Asset Allocation Targets as of May 1, 2014*
	Moderate	Balanced	Growth
	Strategy	Strategy	Strategy	Equity Growth
Underlying Funds	Fund	Fund	Fund	Strategy Fund
Alternative Underlying Funds**	14%	14%	19%	19%
Equity Underlying Funds	31	54	65	73
Fixed Income Underlying Funds	55	32	16	8
* Prospectus dated May 1, 2014.
**	Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or seek returns with a low correlation to global equity markets.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

				Notes to Financial Statements 63

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2014

Security Valuation
The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each
Underlying Fund.
Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk
(e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The fair value hierarchy of inputs is summarized in the three broad levels listed below.
• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.
• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.
• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by Russell Fund Services Company ("RFSC"), acting at the discretion of the Board, that are used in determining the fair value of investments.
The levels associated with valuing the Funds’ investments for the period ended December 31, 2014 were Level 1 for all Funds.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value
("NAV") stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular
Fund.

Investment Income
Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.
For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code
(the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.
The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

64 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2014

Each Fund files a U.S. tax return. At December 31, 2014, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended December 31, 2011 through December 31, 2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause an Underlying Fund to underperform other types of investments.

3. Investment Transactions

Securities

During the period ended December 31, 2014, purchases and sales of the Underlying Funds were as follows:

Notes to Financial Statements 65

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2014

	Purchases		Sales
Moderate Strategy Fund	$32,215,082		$20,204,232
Balanced Strategy Fund	81,933,673		67,830,848
Growth Strategy Fund	64,202,344		40,182,311
Equity Growth Strategy Fund	16,660,593		12,744,759

4 . Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIMCo advises the Funds and RFSC is the Funds’ administrator and transfer and disbursing agent. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company ("FRC") (which is an indirect subsidiary of London Stock Exchange Group plc ("LSEG")). Frank Russell Company provides ongoing money manager research to RIF and
RIMCo.
A special meeting of the Funds’ shareholders was held on November 3, 2014 in order for shareholders to vote on two proposals:
•		To approve a new investment advisory agreement between RIMCo and each Fund, as a result of a transaction involving the sale of RIMCo’s parent company to LSEG (the “Post-Transaction Agreement”).
•		To approve a new investment advisory agreement between RIMCo and each Fund that reflects updated terms and, if approved by shareholders, would go into effect in lieu of the Post-Transaction Agreement following the transaction or, if the transaction is not consummated, would replace the Funds’ existing investment advisory agreement (together with the “Post-Transaction
Agreement,” the “New Advisory Agreements”). Specifically, this agreement would provide RIMCo with greater flexibility in managing the Funds and update the Funds’ existing agreement to reflect current industry practices.
On December 2, 2014, FRC and its subsidiaries, including RIMCo, became wholly-owned subsidiaries of LSEG. LSEG is a diversified international exchange group.
The New Advisory Agreements were approved by the shareholders of each Fund and went into effect upon consummation of the transaction on December 2, 2014.
The advisory fee of 0.20% is based upon the average daily net assets of each Fund and the administrative fee of up to 0.0425%
is based on the combined average daily net assets of the Funds. Advisory and administration fees are paid monthly. The following table shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2014:
	Advisory	Administrative
Moderate Strategy Fund	$221,007		$50,278
Balanced Strategy Fund	624,114		142,112
Growth Strategy Fund	403,566		91,781
Equity Growth Strategy Fund	103,535		23,573

RIMCo has contractually agreed, until April 30, 2015, to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other Fund level direct expenses to the extent that direct Fund level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.
For the period ended December 31, 2014, RIMCo waived/reimbursed the following expenses:
		Waiver	Reimbursement	Total
Moderate Strategy Fund		$221,007	$50,341	$271,348
Balanced Strategy Fund		624,114	36,035	660,149
Growth Strategy Fund		403,566	41,051	444,617
Equity Growth Strategy Fund		103,535	52,900	156,435

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

66 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2014

RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended December 31, 2014:
Amount
Moderate Strategy Fund	$4,862
Balanced Strategy Fund	13,731
Growth Strategy Fund	8,878
Equity Growth Strategy Fund	2,278
Distributor
Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment
Company pursuant to a distribution agreement with the Investment Company. The Distributor receives no compensation from the
Investment Company for its services.

Accrued Fees Payable to Affiliates
Accrued fees payable to affiliates for the period ended December 31, 2014 were as follows:

	Moderate Strategy Balanced Strategy Growth Strategy		Equity Growth
	Fund	Fund	Fund	Strategy Fund
Administration fees	$4,139	$11,338	$7,516	$1,887
Transfer agent fees	428	1,174	778	195
Trustee fees	426	1,274	764	206
	$4,993	$13,786	$9,058	$2,288

Board of Trustees

The Russell Fund Complex consists of RIC, which has 39 funds, RIF which has 9 funds and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $96,000 per year; each of its interested Trustees a retainer of $75,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. As of January 1, 2015, each Trustee receives $200 per hour for time spent for formal deposition preparation and in depositions related to the McClure litigation (see note 8). Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $85,000. Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.

Transactions with Affiliated Companies (amounts in thousands)

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended December 31, 2014 with Underlying Funds which are, or were, an affiliated company are as follows:

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Moderate Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$2,408	$787	$187	$(30)	$—	$—
RIC Russell Global Infrastructure Fund Class Y	5,479	2,582	1,042	55	278	220
RIC Russell Multi-Strategy Alternative Fund
Class Y	3,447	588	59	(1)	102	—
RIF Global Real Estate Securities Fund	2,307	484	641	30	86	84
RIC Russell U.S. Defensive Equity Fund Class
Y	5,201	2,454	1,956	123	85	—
RIC Russell U.S. Dynamic Equity Fund Class Y	2,906	1,476	507	8	175	254

				Notes to Financial Statements 67

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2014

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
RIF Aggressive Equity Fund	4,699	4,653	849	(23)	53	316
RIF Multi-Style Equity Fund	5,796	1,979	932	23	209	623
RIC Russell Global Opportunistic Credit Fund
Class Y	4,557	2,919	180	(5)	247	27
RIC Russell Investment Grade Bond Fund Class
Y	20,754	2,886	3,181	(50)	545	145
RIF Core Bond Fund	37,971	5,399	5,054	(78)	1,070	226
RIC Russell Emerging Markets Fund Class Y	4,539	2,266	1,079	(41)	90	56
RIC Russell Global Equity Fund Class Y	6,923	1,665	2,084	416	200	253
RIF Non-U.S. Fund	7,968	2,077	1,918	108	166	—
	$114,955	$32,215	$19,669	$535	$3,306	$2,204
Balanced Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$5,620	$1,238	$3,964	$(664)	$—	$—
RIC Russell Global Infrastructure Fund Class Y	14,119	4,490	2,748	245	728	564
RIC Russell Multi-Strategy Alternative Fund
Class Y	9,426	1,229	376	(5)	279	—
RIF Global Real Estate Securities Fund	4,782	456	1,817	352	185	174
RIC Russell U.S. Defensive Equity Fund Class
Y	21,632	9,982	5,987	454	354	—
RIC Russell U.S. Dynamic Equity Fund Class Y	22,505	8,344	1,743	41	1,354	1,951
RIF Aggressive Equity Fund	22,703	16,128	1,616	(32)	279	1,609
RIF Multi-Style Equity Fund	25,668	4,373	3,706	312	929	2,754
RIC Russell Global Opportunistic Credit Fund
Class Y	12,330	4,590	606	(24)	689	73
RIF Core Bond Fund	88,430	9,905	27,812	(307)	2,536	526
RIC Russell Emerging Markets Fund Class Y	20,816	10,399	2,057	(66)	412	258
RIC Russell Global Equity Fund Class Y	31,763	7,776	4,860	211	917	1,155
RIF Non-U.S. Fund	34,403	3,024	9,077	945	725	—
	$314,197	$81,934	$66,369	$1,462	$9,387	$9,064
Growth Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$6,979	$1,852	$2,360	$(175)	$—	$—
RIC Russell Global Infrastructure Fund Class Y	11,449	2,835	1,458	121	584	458
RIC Russell Multi-Strategy Alternative Fund
Class Y	8,328	1,415	211	(7)	247	—
RIF Global Real Estate Securities Fund	4,787	580	1,265	106	181	174
RIC Russell U.S. Defensive Equity Fund Class
Y	15,556	6,667	3,199	238	247	—
RIC Russell U.S. Dynamic Equity Fund Class Y	17,197	6,296	612	10	1,035	1,493
RIF Aggressive Equity Fund	19,531	13,227	791	(24)	246	1,407
RIF Multi-Style Equity Fund	19,314	3,510	4,259	610	691	2,054
RIC Russell Global Opportunistic Credit Fund
Class Y	12,199	5,737	441	(21)	673	72
RIF Core Bond Fund	20,877	3,009	10,877	(70)	590	124
RIC Russell Emerging Markets Fund Class Y	17,784	8,893	974	(67)	352	220
RIC Russell Global Equity Fund Class Y	27,535	6,496	3,272	139	796	1,003
RIF Non-U.S. Fund	26,834	3,685	8,966	637	545	—
	$208,370	$64,202	$38,685	$1,497	$6,187	$7,005
Equity Growth Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$1,192	$314	$1,336	$(154)	$—	$—
RIC Russell Global Infrastructure Fund Class Y	2,875	738	518	39	148	115
RIC Russell Multi-Strategy Alternative Fund
Class Y	2,604	429	170	(2)	77	—
RIF Global Real Estate Securities Fund	1,072	144	839	193	41	39
RIC Russell U.S. Defensive Equity Fund Class
Y	3,604	1,440	968	73	59	—
RIC Russell U.S. Dynamic Equity Fund Class Y	5,374	1,559	736	9	323	465
RIF Aggressive Equity Fund	5,463	3,455	359	(17)	71	401

68 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2014

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
RIF Multi-Style Equity Fund	5,353	935	1,630	418	193	573
RIC Russell Global Opportunistic Credit Fund
Class Y	4,101	2,190	340	(4)	229	24
RIC Russell Emerging Markets Fund Class Y	5,036	2,065	557	(16)	99	62
RIC Russell Global Equity Fund Class Y	7,427	2,383	1,385	60	214	270
RIF Non-U.S. Fund	8,326	1,009	2,902	406	171	—
	$52,427	$16,661	$11,740	$1,005	$1,625	$1,949

5. Federal Income Taxes

At December 31, 2014, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Moderate Strategy Balanced Strategy			Equity Growth
	Fund	Fund	Growth Strategy Fund		Strategy Fund
Cost of Investments	$107,511,976	$279,587,705		$186,072,121	$46,725,984
Unrealized Appreciation	$8,333,119	$37,793,198		$26,312,047	$6,268,399
Unrealized Depreciation	(890,595)	(3,183,766)		(4,014,169)	(567,316)
Net Unrealized Appreciation (Depreciation)	$7,442,524	$34,609,432		$22,297,878	$5,701,083
Undistributed Ordinary Income	$118,634	$43,174	$	— $	—
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$2,030,224	$8,327,406		$6,329,415	$1,697,310
Tax Composition of Distributions
Ordinary Income	$3,487,834	$10,120,345		$6,691,435	$1,840,461
Long-Term Capital Gains	$1,365,848	$5,013,208		$3,940,633	$691,947

At December 31, 2014, none of the Funds had capital losses available for carryforwards.

6. Interfund Lending Program
The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility. Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended December 31, 2014, the Funds presented herein did not borrow or lend through the interfund lending program. In December 2014, the interfund lending program was suspended. The program may be reinstated
as such time that there is a demonstrated need for the program.
7. Record Ownership
As of December 31, 2014, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.
	# of Shareholders		%
Moderate Strategy Fund		1		92.8
Balanced Strategy Fund		1		92.3
Growth Strategy Fund		1		88.5
Equity Growth Strategy Fund		2		97.8

8. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten RIC funds, some of which are
Underlying Funds in which the Funds invest: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell
Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International
Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity
				Notes to Financial Statements 69

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2014

Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act, as amended, for the funds’ alleged payment of excessive investment management fees to RIMCo. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks recovery of the amount of the allegedly excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIMCo intends to vigorously defend the actions.

9. Subsequent Events

Management has evaluated the events and /or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

70 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (four of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm 71

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2014 (Unaudited)

For the tax year ended December 31, 2014, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy	9.6%
Balanced Strategy	15.3%
Growth Strategy	18.3%
Equity Growth Strategy	18.6%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2014:

Moderate Strategy	$1,365,848
Balanced Strategy	$5,013,208
Growth Strategy	$3,940,633
Equity Growth Strategy	$691,947

72 Tax Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts—(Unaudited)

Approval of Existing Investment Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreements with RIMCo (the “Existing Agreements”) and the portfolio management contract with each Money Manager of the funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) on at least an annual basis and that the terms and conditions of each Existing Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing Agreements and the portfolio management contracts at a meeting held in person on May 19-20, 2014 (the “Existing Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; (2) information and reports prepared by RIMCo relating to the profitability of each Fund and Underlying Fund to RIMCo; (3) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds; and (4) information prepared by RIMCo (the “RIMCo Comparative Information”) comparing the performance of certain Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the Underlying Funds. In the case of each Fund, its other peer funds, whether identified as such in the Third-Party Information or the RIMCo Comparative Information, are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the Existing Agreements and portfolio management contracts are collectively called the “Existing Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and the Underlying Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the Existing Agreements and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

At a meeting held in person on April 29, 2014 (the “Existing Agreement Information Review Meeting,” and together with the Existing Agreement Evaluation Meeting, the “Existing Agreement Evaluation Meetings”), the Independent Trustees in preparation for the Existing Agreement Evaluation Meeting met first with representatives of RIMCo and then in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present to review the Existing Agreement Evaluation Information received to that date and, on the basis of that review, requested additional Existing Agreement Evaluation Information. At the Existing Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review additional Existing Agreement Evaluation Information received to that date. At the Existing Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the Existing Agreements and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Existing Agreement Evaluation Meetings as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Existing Agreement Evaluation Meetings is included in the Existing Agreement Evaluation Information. Prior to voting at the Existing Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Independent Counsel to consider additional Existing Agreement Evaluation Information received from RIMCo and management at the Existing Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that each of the Underlying Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of

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investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of an Underlying Fund’s assets to manage directly in its discretion; (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for an Underlying Fund; or (3) both a discretionary and a non-discretionary assignment.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the Existing Agreements for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple discretionary Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages the investment of each Underlying Fund’s cash and also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the discretionary Money Managers and portions of an Underlying Fund during transitions between Money Managers. RIMCo also may manage portions of an Underlying Fund based upon model portfolios provided by non-discretionary Money Managers. In all cases, Underlying Fund assets are managed directly by RIMCo pursuant to authority provided by the Existing Agreements.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Underlying Funds is to construct and manage diversified portfolios in a risk-aware manner. Each discretionary Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. For each Underlying Fund, RIMCo is responsible for, among other things, communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Underlying Fund. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace

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RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the Existing Agreements, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2. The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund;

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund; and

6. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund or the Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the past year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds or the Underlying Funds from such changes. The Board also discussed the impact of organizational changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

RIMCo is a wholly owned subsidiary of Frank Russell Company (“FRC”). At the time of the Existing Information Review Meeting, FRC, in turn, was an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company (“NM”). Prior to the Existing Agreement Information Review Meeting, NM publicly announced its intention to evaluate strategic alternatives for its majority interest in FRC. RIMCo advised the Board that this review could result in a transaction (“Transaction”) causing a change of control of RIMCo. At the Existing Agreement Information Review Meeting, the Board was advised by RIMCo that an unspecified number of parties had expressed an interest in a Transaction with NM but, to RIMCo’s knowledge, no formal proposals had been received to the date of the Existing Agreement Information Review Meeting. RIMCo, however, expected that proposals from one or more unidentified parties would be received shortly. RIMCo expressed its belief that any Transaction would not affect the activities of RIMCo in respect of the Funds or the structure of the Underlying Funds. However, the Board received no assurances in this regard directly from NM. Any Transaction would result, among other things, in an assignment and termination of the Existing Agreements, as required by the 1940 Act and by the terms and conditions of the Existing Agreements. In the event of a Transaction, the Board would be required to consider the approval of the terms and conditions of a replacement agreement (“Post-Transaction Agreement”) for the Existing Agreements and thereafter to submit the Post-Transaction Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. At the Existing Agreement Evaluation Meeting, the Board was advised by RIMCo that NM had entered into exclusive discussions with London Stock Exchange Group plc (“LSEG”) regarding a possible Transaction. At both of the Existing Agreement Evaluation Meetings, the Board discussed with RIMCo the need to assure continuity of services required for the Funds’ operations.

As noted above, RIMCo, in addition to managing the investment of each Underlying Fund’s cash, may directly manage a portion of certain Underlying Funds (the “Participating Underlying Funds”) pursuant to the Existing Agreements, the actual allocation being determined from time to time by the Participating Underlying Funds’ RIMCo portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Underlying Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Participating

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Underlying Funds. RIMCo monitors and assesses Participating Underlying Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Participating Underlying Fund characteristics consistent with the Funds’ investment objectives and strategies. For U.S. equity Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector). For non-U.S. equity, global infrastructure and global real estate Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector or region). For fixed-income and alternative Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning, or interest rates). For all Funds, fund characteristics may be managed to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for each Participating Underlying Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Participating Underlying Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Participating Underlying Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, exchange-traded funds, exchange-traded notes, REITs, short-term investments and/or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Participating Underlying Fund. Derivatives may be used to take long or short positions. In addition, RIMCo may choose to use the cash equitization process to manage Participating Underlying Fund characteristics in order to seek to achieve the desired risk/return profile for the Participating Underlying Fund. RIMCo also may manage Participating Underlying Fund assets directly to effect a Participating Underlying Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Underlying Fund assets among Money Managers, increase Underlying Fund cash reserves or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of Participating Underlying Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Participating Underlying Funds to carry out their investment programs. At the Existing Agreement Evaluation Meetings, RIMCo advised the Board of a likely expansion of its Direct Management Services. In connection with this expansion, RIMCo stated that it may provide Direct Management Services to additional Underlying Funds and expected that a larger portion of certain Underlying Funds will be managed directly by RIMCo pursuant to the Direct Management Services. Additional Underlying Funds to be managed pursuant to the Direct Management Services may include some or all fixed income Underlying Funds. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services other than via the cash equitization process in respect of Participating Underlying Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to Participating Underlying Fund assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Underlying Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Underlying Funds and the Funds; the limited amount of assets that to the date of the Existing Agreement Evaluation Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory Fees paid by the Participating Underlying Funds are not increased as a result of RIMCo’s direct management of Participating Underlying Fund assets as part of the Direct Management Services or otherwise.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Existing Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that each Fund had an Advisory Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the first quintile of its Expense Universe for that expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for the Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds,

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such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio.

Based upon information provided by RIMCo, the Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Funds are distributed exclusively through variable annuity and variable life insurance contracts issued by insurance companies. Currently, the Funds are made available to holders of such insurance policies (“Insurance Contract Holders”) by two insurance companies. At the Existing Agreement Evaluation Meetings, RIMCo advised the Board that it does not expect that additional insurance companies will make the Funds available to their variable annuity or variable life insurance policyholders in the near or long term because of a declining interest by the insurance companies generally in variable insurance trusts, such as the Funds, as investment vehicles supporting their products. Notwithstanding this expectation, RIMCo expressed its belief that the Funds will remain viable in light of their cash inflows from current participating insurance companies. The Board considered, among other things, the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Underlying Funds, including the variability of Money Manager investment advisory fees.

As noted above, the Board at the Existing Agreement Information Review Meeting was advised by RIMCo of NM’s intent to evaluate strategic alternatives for its majority interest in FRC, and at the Existing Agreement Evaluation Meeting was advised by RIMCo that NM had entered into exclusive discussions with LSEG regarding a possible Transaction. NM is one of the two insurance companies making the Funds available to their Insurance Contract Holders. At the Existing Agreement Information Review Meeting, RIMCo expressed its belief that NM would continue to make the Funds available to its Insurance Contract Holders in the event of a Transaction. However, the Board received no direct assurances in this regard directly from NM. If NM were to discontinue its participation in the Funds, the Board considered that it is unlikely that the Funds would remain viable.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds, the Underlying Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds and the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds and the Underlying Funds. RIMCo also noted that since the Funds and the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds and the Underlying Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and the Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Growth Strategy Fund and Equity Growth Strategy Fund were ranked in the fourth quintile of its Expense Universe. The total expenses for the Moderate Strategy Fund ranked in the second quintile of its Expense Universe, and the total expenses for the Balanced Strategy Fund ranked in the third quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds.

The Board considered RIMCo’s explanation of the rankings and its advice that the total expenses of the Growth Strategy Fund were less than 5 basis points from the third quintile of its Expense Universe. With respect to the Equity Growth Strategy Fund, the Board considered RIMCo’s explanation that the Fund has a larger allocation to non-U.S. equity securities and alternative investments than its Comparable Funds. Non-U.S. equity funds and alternative investments funds generally have higher expense ratios than U.S. equity and fixed income funds. The Equity Growth Strategy Fund’s higher allocations to non-U.S. equity and alternative investments, and the resulting higher indirect expenses of the Underlying Fund, made meaningful comparisons with its Comparable Funds difficult.

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On the basis of the Existing Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Existing Agreement Evaluation Meetings by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of their respective Comparable Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund or Underlying Fund in light of various factors, including the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Underlying Funds, including the variability of Money Manager investment advisory fees as well as the possible discontinuation of NM’s participation in the Funds.

The Board concluded that, under the circumstances and based on RIMCo’s performance information and reviews for each Fund and Underlying Fund, the performance of each of the Funds would be consistent with continuation of its Existing Agreement. The Board, in assessing the performance of Funds and Underlying Funds with at least three years of performance history, focused upon performance for the 3-year period ended December 31, 2013 as most relevant but also considered the Funds’ and Underlying Funds’ performance for the 1- year and, where applicable, 5-year periods ended such date. In reviewing the performance of the Funds and the Underlying Funds generally, the Board took into consideration the various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Underlying Funds, including changes in Money Managers, and, in the case of Participating Underlying Funds, RIMCo’s implementation of its Direct Management Services, which may not yet be fully reflected in Participating Underlying Fund and Fund investment results.

With respect to the Moderate Strategy Fund and the Equity Growth Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-, 3- and 5-year periods ended December 31, 2013.

With respect to the Balanced Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the third quintile of its Performance Universe for the 5-year period ended December 31, 2013, but was ranked in the fourth quintile of its Performance Universe for each of the 1- and 3-year periods ended such date.

With respect to the Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for each of the 1- and 5-year periods ended December 31, 2013, and ranked in the fifth quintile of its Performance Universe for the 3-year period ended such date.

The Board considered RIMCo’s explanation that the underperformance of the Funds relative to their respective peer groups was mainly due to asset allocation differences. RIMCo noted, among other things, that the Equity Growth Strategy Fund tends to have a higher allocation to fixed income and a lower allocation to equities than its Comparable Funds, and that equities have largely outperformed fixed income over the 3-year period. RIMCo also explained that each of the Funds tends to hold more diversified growth-oriented assets beyond traditional equities (such as global real estate, infrastructure, commodities, global high yield debt, emerging market debt, and hedge fund strategies), which have lagged in the strong equity markets. This exposure, according to RIMCo, is intended to provide diversification benefits and dampen volatility.

The Board also considered that in January 2014, the Funds implemented a change in strategic asset allocations, which decreased positions in core fixed income, international developed equity and commodities, and increased positions in small cap, emerging markets and infrastructure. According to RIMCo, these changes brought the Funds’ allocations directionally closer towards the average equity and fixed income allocations of the Comparable Funds, although the Funds continue to maintain more diversified growth asset exposure and a larger globally diversified equity allocation than their Comparable Funds.

In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated

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investment strategy of managing the Underlying Funds in a risk-aware manner. The Board also considered the Underlying Fund Money Manager changes that have been made since 2012 and that the performance of Money Managers continues to impact Fund and Underlying Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services to Participating Underlying Funds, which continue to evolve in nature and scope, was not yet fully reflected in the investment results of the Participating Underlying Funds or the Funds. Lastly, the Board considered potential new strategies discussed at the Existing Agreement Evaluation Meetings and prior Board meetings that may be employed by RIMCo in respect of certain Underlying Funds.

After considering the foregoing and other relevant factors, the Board concluded in respect of each Fund and Underlying Fund that continuation of its Existing Agreement would be in the best interests of such Fund and its shareholders and voted to approve the continuation of each Existing Agreement.

At the Existing Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Underlying Funds other than benefits from their soft dollar arrangements. The Existing Agreement Evaluation Information described, and at the Existing Agreement Evaluation Meetings the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Existing Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Underlying Funds in their registration statements. The Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Underlying Funds and percentage of Underlying Fund transactions effected pursuant to the soft dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Underlying Fund portfolio transactions. The CCO and RIMCo do not obtain, and the Existing Agreement Evaluation Information therefore did not include, information regarding the value of soft dollar benefits derived by Money Managers from Underlying Fund portfolio transactions. At the Existing Agreement Evaluation Meeting, RIMCo noted that it planned to recommend termination of certain Money Managers to the Board at the May 2014 meeting. RIMCo recommended that each of the other Money Managers be retained at its current or a reduced fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Existing Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the Existing Agreements or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequent to the Existing Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 20, 2014 to effect Money Manager changes for the Russell Investment Company Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell U.S. Dynamic Equity Fund and Russell Global Opportunistic Credit Fund and the Russell Investment

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Funds Global Real Estate Securities Fund and Multi-Style Equity Fund, and at that same meeting to effect a Money Manager change for the Aggressive Equity Fund resulting from a Money Manager change of control for one of the Underlying Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Underlying Fund’s investment portfolio (including the amount of Underlying Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Underlying Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Underlying Fund assets to the Money Manager. The Trustees also considered their findings at the Existing Agreement Evaluation Meeting as to the reasonableness of the aggregate Advisory Fees paid by the Underlying Funds, and the fact that the aggregate Advisory Fees paid by the Underlying Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Approval of the Post-Transaction Agreement

On May 20, 2014, LSEG announced that it had entered into exclusive discussions with NM for the potential acquisition of FRC although there was no certainty that any agreement for a transaction would be reached. On June 26, 2014, the Board was advised by FRC, and LSEG publicly announced, that LSEG had entered into a definitive agreement and plan of merger to acquire FRC, including both its index and investment management businesses. In its announcement (the “LSEG Announcement”), LSEG stated, among other things, that the investment management business would be the subject of “a comprehensive review to determine its positioning and fit with the Group” and that LSEG is “committed to maintaining a clear focus on client service, fund performance and management and employee stability, whilst ensuring appropriate standalone governance.” On June 27, 2014, the Board met by conference telephone call to discuss preliminarily the LSEG Announcement with representatives of FRC, RIMCo and LSEG.

In preparation for its evaluation of the Post-Transaction Agreement, the Independent Trustees, with the advice and assistance of Independent Counsel, requested information to evaluate the Post-Transaction Agreement. In their requests for such information, the Independent Trustees advised RIMCo of their intention to rely upon the Existing Agreement Evaluation Information in their evaluation of the Post-Transaction Agreement, if and to the extent the Existing Agreement Evaluation Information continued to be accurate and complete as of July 29, 2014. The Independent Trustees requested that RIMCo provide any updated and additional information needed for the Board to consider whether the Post-Transaction Agreement should be approved. The foregoing information and other information provided by RIMCo and LSEG to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction Agreement hereinafter is referred to collectively as the “Post-Transaction Agreement Evaluation Information.”

At a meeting held in person on July 17, 2014 (the “Post-Transaction Agreement Information Review Meeting”), the Board in further preparation for its evaluation of the Post-Transaction Agreement reviewed Post-Transaction Agreement Evaluation Information received to the date of that Meeting, first with senior representatives of FRC, RIMCo, Fund management and LSEG, and then in a private session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, and, on the basis of that review, requested additional information regarding the Transaction and its impact on RIMCo and the Funds.

The Board met in person on July 29, 2014 to consider approval of the Post-Transaction Agreement (the “Post-Transaction Agreement Evaluation Meeting”). At the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees first met to review additional Post-Transaction Agreement Information received to that date with representatives of FRC, RIMCo, Fund management, and LSEG. Presentations made by FRC, RIMCo and LSEG at the Post-Transaction Agreement Information Review Meeting and the Post-Transaction Agreement Evaluation Meeting (together, the “Transaction Board Meetings”), as part of this review, encompassed all of the Funds and the Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Transaction Board Meetings is included in the Post-Transaction Agreement Evaluation Information. Presentations made by FRC, RIMCo and LSEG at the Transaction Board Meetings are included in the Post-Transaction Agreement Evaluation Information. Prior to voting at the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at

80 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

which no representatives of FRC, RIMCo, LSEG, or Fund management were present, to review additional Post-Transaction Agreement Evaluation Information received prior to and at the Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction Agreement reflected the Post-Transaction Agreement Evaluation Information and other information received by the Board during the course of the year or prior years (including the Existing Agreement Evaluation Information, as supplemented by RIMCo through the date of the Post-Transaction Agreement Evaluation Meeting) and the findings made by the Board in respect of the Existing Agreement at the Existing Agreement Evaluation Meeting. The Independent Trustees’ evaluations of the Post-Transaction Agreement also reflected the knowledge and familiarity gained as Board members of the Funds and Other Russell Funds with respect to services provided by RIMCo, RIMCo’s affiliates, and each Money Manager to the Funds under the Existing Agreement and services proposed to be provided to the Funds under the Post-Transaction Agreement. The Board noted the short period of time since the Existing Agreement Evaluation Meeting and that information provided by RIMCo to update and supplement the Existing Agreement Evaluation Information through the date of the Post-Transaction Agreement Evaluation Meeting did not affect the conclusions reached by the Board at the Existing Agreement Evaluation Meeting.

In approving the Post-Transaction Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1) the reputation, financial strength and resources of LSEG;

(2) LSEG is a diversified international market infrastructure and capital markets business;

(3) LSEG’s advice that it has a strong track record of successful acquisitions and owning regulated businesses and that its regulatory and compliance history is strong;

(4) LSEG is not engaged in the mutual fund or investment management businesses, with the result that there will be no overlap of mutual fund products to address in the transfer of ownership of FRC’s investment management business from NM and other current shareholders to LSEG;

(5) LSEG’s advice that the outcome of the comprehensive review and its effect on FRC’s investment management business would not be prejudged and that one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities;

(6) LSEG’s assurances that there were no circumstances that could be envisaged at the time of the Post-Transaction Agreement Evaluation Meeting under which the Funds may be left without an investment manager to conduct their investment programs and that, whatever the outcome of the comprehensive review and for as long as it owns the FRC investment management business, it is committed to maintaining the existing clear focus on client service and fund performance in FRC’s investment management business;

(7) LSEG’s stated intention that the FRC investment management business will operate independently of the rest of LSEG and its expectation that the impact of the Transaction on the Funds will be broadly neutral, with no material improvements or disadvantages, although the Funds may benefit to some extent from the ownership of the FRC investment management business by a company with world class technology, operational competencies, and financial strength;

(8) LSEG’s advice that, as part of the comprehensive review, it will provide continued strong support and investment for growth and innovation, and pay particular attention to creating appropriate standalone governance and operations for FRC’s investment management business while also focusing on maintaining strong management and employee continuity;

(9) the Post-Transaction Agreement Evaluation Information did not identify any conflicts of interest that would arise following completion of the Transaction but LSEG did advise the Board that it is continuing to work with FRC to establish the scope of affiliated business and to assess whether modifications to FRC’s compliance policies and procedures and/or other steps are appropriate. The Board was advised that it would be apprised of any material issues that are subsequently identified.

(10) LSEG’s expectation that there will be no diminution in the nature, scope and overall quality of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services, as a result of the Transaction. In this regard, the Post-Transaction Agreement Evaluation Information stated, among other things:

• LSEG intends to maintain the existing nature and quality of services provided to the Funds by RIMCo.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

• In connection with or as a result of the Transaction, LSEG anticipates that RIMCo will maintain the resources, operations, staffing and other functions required for the operation or administration of the Funds.

• No changes are expected by LSEG in RIMCo’s investment strategies and practices in respect of the Funds as a result of the Transaction, including the manager-of-managers structure employed by the Funds that are not Funds of Funds (the “Manager-of-Managers Funds”) and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds.

(11) RIMCo’s understanding, based on discussions with NM, that NM intends to continue its participation in the Funds following the Transaction, and RIMCo’s advice that if NM redeems all assets from the Funds, the Funds likely would need to be liquidated;

(12) advice from RIMCo and LSEG that there is no intention to propose any immediate changes to any of the Funds’ third-party service providers, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from NM and other current shareholders to LSEG;

(13) at the Existing Agreement Evaluation Meetings, the Board had performed a full annual review of the Existing Agreement, as required by the 1940 Act, and had reapproved the Existing Agreement, concluding, among other things, that the Advisory Fee for each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund;

(14) the terms and conditions of the Post-Transaction Agreement are substantially the same as those of the Existing Agreement, which will terminate automatically upon completion of the Transaction, and the Post-Transaction Agreement will not change any Fund’s Advisory Fee (on a contractual or actual basis), expense ratio, profitability, economies of scale, or other fees or benefits received by RIMCo and its affiliates as a result of their relationships with the Fund;

(15) FRC and/or its affiliates and LSEG, not the Funds, will bear all costs of meetings, preparation of proxy materials and solicitation in connection with obtaining approvals of the Post-Transaction Agreement;

(16) there will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the Funds’ supervision and oversight;

(17) LSEG’s assurances that for a period of two years following the effective date of the Post-Transaction Agreement, it will use reasonable best efforts not to engage in activities that would impose an “unfair burden” on the Funds within the meaning of Section 15(f) of the 1940 Act;

(18) the Board’s belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Funds (including the manager-of-managers structure employed by the Manager-of-Managers Funds and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds); and

(19) the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of those Funds, and the Board’s belief that, at the current expense ratio of each Manager-of-Managers Fund, there would likely be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy selected by shareholders in purchasing their shares of Manager-of-Managers Funds which employ a manager-of-managers structure or Funds of Funds that indirectly employ a manager-of-managers strategy through their investments in the Underlying Funds.

In evaluating the Post-Transaction Agreement, the Board considered the possibility that, depending upon the results of the comprehensive review, the FRC investment management business would be conducted pursuant to the Post-Transaction Agreement as an independent part of the LSEG organization following completion of the Transaction, without any significant diminution expected in the nature, scope and overall quality of services provided to the Funds, and without any expected effect on the Funds’ Advisory Fees (contractual or actual), expenses, profitability, economies of scale, or other fees or benefits to FRC or RIMCo or their affiliates from their Fund relationships. However, the Independent Trustees were unable on the basis of the Post-Transaction Agreement Evaluation Information to determine the outcome of the comprehensive review or its effects, if any, on the FRC investment management business generally or on any of the investment advisory and other services that RIMCo and other FRC affiliates provide to the Funds under the Existing Agreement. Among other things, the Board could not determine whether or for how long FRC’s investment management business will continue as part of the LSEG organization following conclusion of the comprehensive review. In its deliberations, the Board considered the above

82 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

and other relevant factors in light of the uncertain outcome and effects of the comprehensive review and, consequently, identified the principal factor in determining whether to approve the Post-Transaction Agreement as the need to provide for uninterrupted investment advisory and other services required for the operations of the Funds following the automatic termination of the Existing Agreement upon completion of the Transaction. No other single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve the Post-Transaction Agreement and each Board member attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. After careful consideration of all factors, principally the need for continuation of investment advisory and other services required for the operation of the Funds following termination of the Existing Agreement, the Board believed that approval of the Post-Transaction Agreement would be in the best interests of each Fund and its shareholders for a period ending two years from the date of the Post-Transaction Agreement, but advised Fund management of its intention (subject to the outcome of the comprehensive review) to evaluate the continuance of the Post-Transaction Agreement within one year of its effectiveness, although not required to do so by the terms of the Post-Transaction Agreement or the 1940 Act. The Independent Trustees were advised by Independent Counsel throughout the process of evaluating the Post-Transaction Agreement. Prior to the Post-Transaction Agreement Information Review Meeting, the Board received a memorandum from Fund Counsel discussing its responsibilities in connection with its evaluation of the Post-Transaction Agreement and the Independent Trustees separately received a memorandum discussing such responsibilities from Independent Counsel.

Approval of the New Agreement

At the in-person Transaction Board Meetings, the Board considered approval of a new investment advisory agreement between each Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s Existing Agreement (the “New Agreement”). In preparation for its evaluation of the New Agreement, the Board reviewed information from RIMCo regarding the New Agreement (the “New Agreement Evaluation Information”) at the Post-Transaction Agreement Information Review Meeting. At the Post-Transaction Agreement Information Review Meeting, the Independent Trustees met first with representatives of RIMCo and Fund management and then in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review the New Agreement Evaluation Information.

The Independent Trustees considered approval of the New Agreement at the Post-Transaction Agreement Evaluation Meeting. The Board, including the Independent Trustees, first met with representatives of RIMCo and Fund management to discuss the New Agreement Evaluation Information. Prior to voting on approval of the New Agreement, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review additional New Agreement Evaluation Information received prior to and at the Post-Transaction Agreement Evaluation Meeting. The discussion reflects all of these reviews.

Presentations made by RIMCo at the Transaction Board Meetings regarding the New Agreement encompassed all of the Funds.

In evaluating the New Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1) the Board had performed a full annual review of the Existing Agreement at the Existing Agreement Evaluation Meeting and had reapproved the Existing Agreement, concluding, among other things, that the Advisory Fee of each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to each Fund;

(2) the New Agreement reflects current industry practices and also expressly addresses RIMCo’s overall investment management responsibilities, including the delegation of such management to Money Managers with discretionary authority, the implementation of recommendations from Money Managers with non-discretionary authority, direct management of all of a Fund’s assets by RIMCo, or any combination thereof;

(3) RIMCo believes that the permission afforded by the New Agreement to use non-discretionary Money Managers with respect to a Fund’s entire portfolio will enhance RIMCo’s ability to determine how best to manage the Fund’s assets, and will allow RIMCo the flexibility to more efficiently and effectively manage Fund assets consistent with a Fund’s objective and to create a more customized investment program for each Fund, depending upon the particular characteristics and objectives of that Fund;

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

(4) in the case of certain Funds, RIMCo believes that a more extensive use of non-discretionary Money Managers may provide an opportunity to better manage transaction costs and the tax impact associated with trading portfolio securities;

(5) the New Agreement will not change any Fund’s investment objective nor will it change any Fund’s Advisory Fee rate or total expense ratio;

(6) the Advisory Fee paid by each Fund to RIMCo encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund. Fees paid by RIMCo from the Advisory Fee to non-discretionary Money Managers, who provide model portfolios to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells portfolio investments for a Fund, may be less than fees that would be paid to discretionary Money Managers, who make and implement their investment decisions to buy or sell portfolio investments for a Fund. While the Board did not receive any information concerning any additional benefits to RIMCo in connection with an expanded use of non-discretionary Money Managers, during the time, and to the extent, that RIMCo utilizes non-discretionary Money Managers rather than discretionary Money Managers in respect of the Funds, RIMCo may retain a larger portion of the Advisory Fee and the profits derived by RIMCo generally and from the Funds consequently may be increased; and

(7) if in the future RIMCo determines to change the “multi-manager” approach of any of the existing Funds, RIMCo will discuss such change in advance with the Board and seek any Board approval determined appropriate by RIMCo. In addition, if this were to occur, shareholders would be notified in advance of a change in their Fund’s multi-manager approach. This process will provide notice to shareholders of any material change in their Fund’s investment program and also may help to mitigate any potential conflict of interest inherent in RIMCo’s expanded use of non-discretionary Money Managers.

In their deliberations, the Trustees did not identify any particular information as to the New Agreement that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund. After careful consideration of the above and all other factors considered to be relevant by the Board, the Board believed that approval of the New Agreement would be in the best interests of each Fund and its shareholders. The Independent Trustees were represented by Independent Counsel throughout the process of evaluating the New Agreement.

84 Basis for Approval of Investment Advisory Contracts

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LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2014 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds and Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please contact your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your insurance company for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800)787-7354.

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Disclosure of Information about Fund Trustees and Officers — December 31, 2014 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 39 funds, Russell Investment Funds (“RIF”), which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office*	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
# Sandra Cavanaugh,	President and Chief	Until successor	• President and CEO RIC, RIF and	49	None
Born May 10, 1954	Executive Officer	is chosen and	RET
	since 2010	qualified by	• Chairman of the Board, Co-President
1301 Second Avenue,	Trustee since 2010	Trustees	and CEO, Russell Financial Services,
18th Floor, Seattle, WA		Appointed until	Inc. (“RFS”)
98101		successor is	• Chairman of the Board, President
		duly elected and	and CEO, Russell Fund Services
		qualified	Company (“RFSC”)
• Director, RIMCo
• Chairman of the Board, President and
CEO Russell Insurance Agency, Inc.
(“RIA”) (insurance agency)
• May 2009 to December 2009,
Executive Vice President, Retail
Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice
President, National Sales — Retail
Distribution, JPMorgan Chase/
Washington Mutual, Inc. (investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

86 Disclosure of Information about Fund Trustees and Officers

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LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	• Senior Vice President, Larco	49	None
Born April 7, 1945	Chairman of	successor is	Investments, Ltd. (real estate firm)
	the Investment	duly elected and
1301 Second Avenue,	Committee since	qualified
18th Floor, Seattle, WA	2010	Appointed until
98101		successor is
duly elected and
qualified

Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	49	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
		duly elected and	utilities)		(electric
1301 Second Avenue,		qualified	• Regent, University of Washington		utilities)
18th Floor, Seattle, WA		Annual	• President, Kristianne Gates Blake,		• Until June
98101			P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)

Disclosure of Information about Fund Trustees and Officers 87

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2014 (Unaudited)

*	Each Trustee is subject to mandatory retirement at age 72.
Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	49	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Audit		Chairperson
		duly elected and	Committee, Select Sector SPDR		of Audit
1301 Second Avenue,		qualified	Funds (investment company)		Committee,
18th Floor, Seattle, WA					Select Sector
98101					SPDR Funds
(investment
company)
• Trustee, ALPS
Series Trust
(investment
company)

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	49	None
Born June 6, 1946		successor is	• June 2004 to June 2014, Senior Vice
		duly elected and	President and Chief Financial Officer,
1301 Second Avenue,		qualified	Waddell & Reed Financial, Inc.
18th Floor, Seattle, WA			(investment company)
98101

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	49	None
Born December 3, 1951		successor is	• January 2011 through March 2013,
		duly elected and	President Emerita, Laird Norton
1301 Second Avenue		qualified	Wealth Management (investment
18th Floor, Seattle, WA			company)
98101			• April 2003 through December
2010, Chief Executive Officer of
Laird Norton Wealth Management
(investment company)

Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	49	None
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December
	the Nominating	duly elected and	2011, Vice Chairman of the Board,
1301 Second Avenue	and Governance	qualified	Simpson Investment Company (paper
18th Floor, Seattle, WA	Committee since	Appointed until	and forest products)
98101	2007	successor is	• Until November 2010, President,
		duly elected and	Simpson Investment Company
		qualified	and several additional subsidiary
companies, including Simpson
Timber Company, Simpson Paper
Company and Simpson Tacoma Kraft
Company

*	Each Trustee is subject to mandatory retirement at age 72.

88 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Jack R. Thompson,	Trustee since 2005	Appointed until	• September 2007 to September	49	• Director,
Born March 21, 1949	Chairman of the	successor is	2010, Director, Board Chairman and		Board
	Audit Committee	duly elected and	Chairman of the Audit Committee,		Chairman and
1301 Second Avenue,	since 2012	qualified	LifeVantage Corporation (health		Chairman
18th Floor, Seattle, WA		Appointed until	products company)		of the Audit
98101		successor is	• September 2003 to September		Committee,
		duly elected and	2009, Independent Board Chair and		LifeVantage
		qualified	Chairman of the Audit Committee,		Corporation
			Sparx Asia Funds (investment		until
			company)		September
2010 (health
products
company)
• Director,
Sparx Asia
Funds
until 2009
(investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.
Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, Frank Russell	48	None
Born July 3, 1932	Chairman Emeritus	or removal	Company (investment consultant to
	since 1999		institutional investors (“FRC”)) and
1301 Second Avenue,			RIMCo
18th Floor, Seattle, WA			• Chairman Emeritus, RIC and RIF;
98101			Russell Implementation Services Inc.
(broker-dealer and investment adviser
(“RIS”)); Russell 20-20 Association
(non-profit corporation); and Russell
Trust Company (non-depository trust
company (“RTC”))
• Chairman, Sunshine Management
Services, LLC (investment adviser)

Disclosure of Information about Fund Trustees and Officers 89

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2014 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC, RIF and RET
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RFSC and U.S. One Inc.
		Trustees	• 2005 to 2011 Chief Compliance Officer, RIMCo
1301 Second Avenue
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	• CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	• President and CEO, RIC, RIF and RET
	since 2010	qualified by	• Chairman of the Board, Co-President and CEO, RFS
1301 Second Avenue,		Trustees	• Chairman of the Board, President and CEO, RFSC
18th Floor, Seattle, WA			• Director, RIMCo
98101			• Chairman of the Board, President and CEO, RIA
• May 2009 to December 2009, Executive Vice President, Retail
Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales —
Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson,	Treasurer and Chief	Until successor	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET
Born November 26, 1963	Accounting Officer	is chosen and	• Director, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS
	since 1998	qualified by	• Global Head of Fund Services, Russell Investments
1301 Second Avenue		Trustees	• October 2011 to December 2013, Head of North America Operations
18th Floor, Seattle, WA			Russell Investments
98101			• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments
• 1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC, RIF and RET
• Chairman of the Board, President and CEO, RIMCo
1301 Second Avenue,			• Director, RTC, RIS and Russell Investments Delaware, Inc.
18th Floor, Seattle WA			• Board of Managers, Russell Institutional Funds Management, Inc.
98101			• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIMCo, RFSC and RFS
		qualified by	• Secretary and Chief Legal Officer, RIC, RIF and RET
1301 Second Avenue,		Trustees	• Assistant Secretary, RFS, RIA and U.S. One Inc.
18th Floor, Seattle, WA			• 1999 to 2010 Assistant Secretary, RIC and RIF
98101

90 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Adviser and Service Providers — December 31, 2014

Interested Trustee	Administrator, Transfer and Dividend Disbursing
Sandra Cavanaugh	Agent
Independent Trustees	Russell Fund Services Company
Thaddas L. Alston	1301 Second Avenue
Kristianne Blake	Seattle, WA 98101
Cheryl Burgermeister	Custodian
Daniel P. Connealy	State Street Bank and Trust Company
Katherine W. Krysty	1 Iron Street
Raymond P. Tennison, Jr.	Boston, MA 02210
Jack R. Thompson	Office of Shareholder Inquiries
Trustee Emeritus	1301 Second Avenue
George F. Russell, Jr.	Seattle, WA 98101
Officers	(800) 787-7354
Sandra Cavanaugh, President and Chief Executive Officer	Legal Counsel
Cheryl Wichers, Chief Compliance Officer	Dechert LLP
Jeffrey T. Hussey, Chief Investment Officer	One International Place, 40th Floor
Mark E. Swanson, Treasurer and Chief Accounting Officer	100 Oliver Street
Mary Beth R. Albaneze, Secretary	Boston, MA 02110
Adviser	Distributor
Russell Investment Management Company	Russell Financial Services, Inc.
1301 Second Avenue	1301 Second Avenue
Seattle, WA 98101	Seattle, WA 98101
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue, Suite 2800
Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser and Service Providers 91

Russell Investment Funds	1301 Second Avenue		800-787-7354
	Seattle, Washington 98101	Fax:	206-505-3495
www.russell.com

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer (“Code”).
(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:
	1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
	2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;
	3)	compliance with applicable governmental laws, rules and regulations;
	4)	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
	5)	accountability for adherence to the Code.
(c)	The Code was restated as of August 2013; the restatement did not involve any material change.
(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.
(e)	Not applicable.
(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Jack R. Thompson has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR

Item 4. Principal Accountant Fees and Services. [Annual Report Only] Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2013	$226,456
2014	$226,456

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2013	$80,000	Tax auditing services
2014	$80,000	Tax auditing services

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2013	$56,650	Tax filing services
2014	$67,400	Tax filing services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2013	$0
2014	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Funds
Russell Exchange Traded Funds Trust
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 30, 2013

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) and Russell Exchange Traded Funds Trust (“RET”) to apply to any and all engagements of the independent auditor to RIC, RIF and RET, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RIC, RIF and RET. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

  Functions in the role of management of the fund, the adviser of the fund or any other affiliate* of the fund;
  Is in the position of auditing its own work; or
  Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent audit. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal

Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committees will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

  Bookkeeping or other services relating to the accounting records or financial statements of the Funds
  Financial information system design and implementation
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports
  Actuarial services
  Internal audit outsourcing services
  Management functions
  Human resources services
  Broker-dealer, investment adviser or investment banking services
  Legal services
  Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, or the Investment Advisor, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Funds (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF/RET Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC, RIF and RET will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC, RIF or RET.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, RET and Frank Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows: 2013 $ 0 2014 $ 0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds

By: /s/ Sandra Cavanaugh
Sandra Cavanaugh
President and CEO, Russell Investment Company; Chairman of the Board, President and
CEO, Russell Fund Services Company

Date: February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Sandra Cavanaugh
Sandra Cavanaugh
President and CEO, Russell Investment Company; Chairman of the Board, President and
CEO, Russell Fund Services Company

Date: February 20, 2015

By: /s/ Mark E. Swanson
Mark E. Swanson
Treasurer and Chief Accounting Officer and CFO, Russell Investment Company;
Global Head of Fund Services, Russell Investment Management Company and
Russell Financial Services Company

Date: February 20, 2015